THE TRAVELERS VARIABLE
PRODUCTS FUNDS
ANNUAL REPORTS
DECEMBER 31, 2001


                                                        [UMBRELLA ART TOP PHOTO]

                            [UMBRELLA ART BOTTOM PHOTO]

                 MANAGED ASSETS TRUST
                 HIGH YIELD BOND TRUST
                 CAPITAL APPRECIATION FUND
                 MONEY MARKET PORTFOLIO
                 THE TRAVELERS SERIES TRUST:

                 U.S. GOVERNMENT SECURITIES PORTFOLIO
                 SOCIAL AWARENESS STOCK PORTFOLIO
                 UTILITIES PORTFOLIO


[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for The Travelers Variable Products Funds -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio ("Trust" or "Portfolio") and The Travelers Series
Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolio ("Portfolio(s)")(1) for the year ended December 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategy.

The Performance of The Travelers Series Trust for the Year Ended December 31, 2001 (2)
------------------------------------------------------------------------------------
Managed Assets Trust........................................              (5.08)%
High Yield Bond Trust.......................................               9.55
Capital Appreciation Fund...................................             (26.09)
Money Market Portfolio......................................               3.71
U.S. Government Securities Portfolio........................               5.82
Social Awareness Stock Portfolio............................             (15.71)
Utilities Portfolio.........................................             (23.00)

                                                                MARKET     SCHEDULE OF
                                                              COMMENTARY   INVESTMENTS
                                                              ----------   -----------
Managed Assets Trust........................................       2            8
High Yield Bond Trust.......................................       2           20
Capital Appreciation Fund...................................       3           28
Money Market Portfolio......................................       4           30
U.S. Government Securities Portfolio........................      44           49
Social Awareness Stock Portfolio............................      44           50
Utilities Portfolio.........................................      45           53

MARKET AND ECONOMIC OVERVIEW

The year 2001 was full of uncertainty for many investors. We believe the same uncertainties will continue to present hurdles for consumers and investors alike in 2002. While President Bush has received high marks for his handling of the U.S. war on terrorism, we believe his goal of inspiring the public to forge ahead with "business as usual" will remain difficult. A lingering trepidation among consumers leads us to believe that interest rates will remain relatively low for a longer period than some might expect. Real signals of a meaningful economic recovery may not emerge until the third quarter of 2002 or later.

Finally, we believe it is crucial for investment managers to scrutinize a company's credit worthiness more frequently, especially given the fact that we believe economic conditions will probably remain cloudy throughout the year.

---------------

(1) The Portfolios are underlying investment options of various variable annuity and life products.
(2) The performance returns set for above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity and life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of each Portfolio. Past performance is not indicative of future results.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") seeks high total return by investing in a blend of common stocks, convertibles and fixed-income securities.

For the year ended December 31, 2001, the Trust returned negative 5.08%. In comparison, the Lehman Brothers Government/ Corporate Bond Index (Lehman Gov't./Corp. Index)(3) and the Standard & Poor's 500 Index ("S&P 500")(4) returned 8.50% and negative 11.88%, respectively. Past performance is not indicative of future results.

As shown in the numbers above, the fixed-income market performed well in 2001. In fact, the Lehman Gov't./Corp. Index posted its best performance versus the S&P 500 in 13 years. The year 2001 was also a volatile one, with the stock prices of many high-profile companies falling to distressed levels, record debt issuance and the World Trade Center attacks affecting the market.

During the fourth quarter of 2001, the Trust returned 6.43%, compared to 6.41% for a 60/40 blend of the S&P 500 Index and the Lehman Gov't./Corp. Index. The Trust's fourth quarter returns were helped by the performance of the bond portfolio (up 0.66% versus 0.06% for the blended index) but hurt by underperformance of the convertible bond portion of the Trust (up 2.02% versus 6.41% for the blended index).

For the year, the bond portion of the Trust returned 10.57%, outperforming the Lehman Gov't./Corp. Index by 200 basis points(5). However, underperformance of the stock portfolio hurt the Trust.

While we feel that rising inventories, fiscal and monetary stimulus and a decline in oil prices will lead to an economic recovery, we think it will be weaker than some market participants are expecting. As a result, we anticipate that short-term interest rates will remain lower for longer than others might expect.

HIGH YIELD BOND TRUST(6)

The High Yield Bond Trust ("Trust") seeks high current income and capital appreciation by investing in below investment-grade bonds. For the year ended December 31, 2001, the Trust returned 9.55%. In comparison, the Credit Suisse First Boston Global High Yield Index Top Tier(7) returned 5.80%. An equally weighted blend of five high-yield bond indices (J.P. Morgan U.S. Dollar Global High Yield Bond Index,(8) Salomon Smith Barney High Yield Market Index(9), Merrill Lynch High Yield Master II Index,(10) Credit Suisse First Boston Global High Yield Index(11) and Bear Stearns High Yield Index(12) returned 5.44% for the year. Past performance is not indicative of future results.

Although September was the single worst month in recent history for the high yield market, the market recouped virtually all of its September losses in the following two months. The gaming, lodging and aerospace sectors, which had been hit especially hard following the September terrorist attacks, rallied significantly in the fourth quarter. Although the telecommunications sector also rallied slightly in the fourth quarter, it was the clear loser for the entire year, down a total of 30.00% according to the Bear Stearns High Yield Index. In fact, the entire high yield market would have been up in excess of 10.00% in 2001 if telecommunications were not included.

---------------

(3) The Lehman Gov't./Corp. Index is a broad- based bond index composed of government and corporate debt issues that are investment grade (rated Baa or higher by Moody's or rated BBB or higher by Standard & Poor's). Please note that an investor cannot invest directly in an index.
(4) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(5)  A basis point is 0.01%, or one one-hundredth of a percent.
(6) High-yield bonds involve greater credit and liquidity risks than investment-grade bonds.
(7) The Credit Suisse First Boston Global High Yield Index Top Tier is a broad-based market measure of high-yield bonds, commonly known as "junk bonds." Please note that an investor cannot invest directly in an index.
(8) The J.P. Morgan U.S. Dollar Global High Yield Bond Index is a dollar-denominated index consisting of non-investment-grade corporate bonds, which are issued by both U.S. and non-U.S. companies. Please note that an investor cannot invest directly in an index.
(9) The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.
(10) The Merrill Lynch High Yield Master II Index is an index of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers with maturities of one year or more and a credit rating lower than BBB-/Baa3. Please note that an investor cannot invest directly in an index.
(11) The Credit Suisse First Boston Global High Yield Index is an unmanaged index of high-yield debt securities. Please note that an investor cannot invest directly in an index.
(12) The Bear Stearns High Yield Index comprises 1,533 securities across a wide spectrum of industries with at least one year to maturity. Please note that an investor cannot invest directly in an index.
 2

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Riskier sectors also rallied in the fourth quarter, leading B-rated securities to outperform their higher quality BB-rated counterparts by close to 200 basis points. Domestic defaulted debt totaled $54 billion in 2001 compared to $28 billion in 2000, increasing the domestic default rate to 8.0% from 5.0% over the same period. Mutual fund inflows reached $12.9 billion at the end of 2001, versus outflows of $6.1 billion in 2000. The market was also lifted by a number of high-profile pension fund managers who announced that they planned to increase their allocations to the high yield market in 2002.

While the U.S. Federal Reserve Board's ("Fed") accommodative fiscal and monetary policy worked its way through the system during the year, and a few indicators showed that corporate spending was picking up, the general economy continued to struggle. Although inventories have been drawn down to more normal levels, which should encourage investment spending in early 2002, we remain sensitive to the fact that a double-dip recession could be possible if consumer spending slows down. We are still somewhat optimistic on the high yield market in 2002 and expect credit quality to play an even larger role in our evaluations.

Given the current environment, we believe we should be able to continue to outperform our benchmark. We plan to continue purchasing securities that we believe have solid credit ratings and attractive yields.

CAPITAL APPRECIATION FUND

Capital Appreciation Fund ("Portfolio") seeks growth of capital through the use of common stocks. Income is not an objective. The Portfolio invests principally in common stocks of small to large companies that are expected to experience wide fluctuations in price.

For the year ended December 31, 2001, the Portfolio returned negative 26.09%. In comparison, the S&P 500 returned negative 11.88%, for the same period. Past performance is not indicative of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less that their original cost. Total return includes reinvestment of dividends and capital gains(13).

Despite aggressive actions taken by the Fed in 2001, business conditions continued to deteriorate virtually across the board during the year. In fact, nearly every executive with whom we have met during these past few months has expressed genuine concern about the short- to medium-term health of his or her business.

In response to the continually fading economic picture in 2001, we reduced some positions and sold others entirely -- in some cases before their stock prices significantly declined. We built substantial cash positions throughout the summer, which should be interpreted more as a continuation of our normal investment strategy rather than some broad negative assessment of the market. (Simply put, we couldn't find many companies with improving fundamentals and compelling valuations).

The tragic events of September 11th sent the markets reeling. When equity trading began again on September 17th, we entered the market with nearly 40% of the Portfolio in cash. Although conditions were chaotic, we believed that many valuations were, for the first time in a long while, just too compelling to pass up. We focused on those companies that we believed were the undisputed market leaders in their respective industries - companies that we believe have the balance sheets, financial resources and the management depth to get them through these unnerving times. We concentrated our investments on companies we believe have truly exceptional cash generating capabilities and that are using that cash to not only build their businesses but also to aggressively buy back their own shares.

Looking forward, although we have increased our invested position substantially, we remain cautious for many reasons. Consumers remain highly leveraged and there is still a tremendous amount of excess manufacturing capacity and inventory in virtually every industry. It remains to be seen whether one of the longest expansions in U.S. history can be followed by one of the shallowest recessions.

---------------

(13) The Fund returned 12.57% and 15.08% for the five- and ten-year periods, respectively.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

Money Market Portfolio ("Portfolio") seeks to provide investors with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Portfolio pursues this objective by investing in securities maturing in 13 months or less.

For the year ended December 31, 2001, the Portfolio returned 3.71%. Past performance is not indicative of future results. At the end of the year, the Portfolio had total assets of approximately $353 million, an increase of $53 million over the end of 2000.

The first quarter of 2001 was marked by the economy's continued downward momentum. The most worrisome developments, we believe, were signs of a material softening in the labor market, a quick drop in consumer confidence, and higher energy prices. Given the heightened risk of recession, the Fed lowered interest rates twice in January of 2001.

Throughout the second quarter, the weakening labor market continued to pose a threat to the economy. Although U.S. corporations continued to announce earnings warnings, retail consumers continued to spend, which helped offset some of the economic impact of a decline in investments. Additionally, equity investors saw the value of their portfolios and their wealth shrinking in 2001, which raised the possibility that consumer spending could decline in the future. To provide a boost to consumers, Congress approved a $1.35 trillion tax cut.

By the third quarter of the year, the risk of recession appeared to have diminished somewhat. Businesses responded to the intense profit margin squeeze by eliminating jobs. Nevertheless, the terrorist attacks of September 11th proved to be a catalyst for further weakening. The disruptions to output and the destruction of property exacerbated the decline in profits that was already underway. In response, the Fed cut its federal funds rate ("fed funds rate")(14) by an additional 50 basis points to 3.00% on September 17th. Gross Domestic Product ("GDP")(15) fell 1.30% during the third quarter.

Economic weakness intensified in the fourth quarter. Corporations continued to slash payrolls. The unemployment rate rose to 5.8%, up from 4.0% at the start of the year. On a more positive note, consumers remained resilient to economic weakness in the fourth quarter, with a positive response to 0% financing offers from automobile manufacturers, massive mortgage refinancings, and a surge in home sales. As a result, the Consumer Confidence Index(16) continued to gain strength throughout the quarter, rising to 93.7 in December from a low of 84.9 in November. The fed funds rate was lowered by an additional 125 basis points in the fourth quarter from 3.00% to 1.75%. We saw significant credit deterioration throughout the quarter. As always, we maintained the highest level of integrity in analyzing credit quality and successfully avoided credit pitfalls.

Looking forward, strong consumer resilience, tame inflation and lower energy costs, coupled with monetary and financial stimulus have begun to signal a mild recovery in 2002. As a result, we anticipate an economic recovery in the second half of the year. We believe the Fed will be slow to tighten monetary policy (i.e. increase the fed funds rate) in 2002. Historically, the Fed has not reversed a strategy of monetary accommodation until after the unemployment rate has started to turn down from its peak. As a result, we believe that interest rates across the yield curve(17) will remain lower for longer than usual. Given our expectation that rates will remain lower for the foreseeable future, we still see considerable value in money market assets. Going forward, our strategy for the Portfolio will be to maintain a 30- to 40-day average life weighting.

Please note that your investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

---------------

(14) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(15) GDP is a market value of goods and services produced by labor and property in the U.S.
(16) The Consumer Confidence Index is a monthly measure of the public's confidence in the health of the U.S. economy.
(17) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
 4

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Thank you for your investment in Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio.

Sincerely,

/s/ HEATH B. McLENDON
Heath B. McLendon
Chairman

January 10, 2002

The information provided in these commentaries represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Trusts and Portfolios. Please refer to pages 8 through 30 for a list and percentage breakdown of each Trust's and Portfolio's holdings. Also, please note any discussion of the Trusts' and Portfolios' holdings is of December 31, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/01 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/01                    (5.08)%
    Five Years Ended 12/31/01               9.46
    Ten Years Ended 12/31/01                9.83



              CUMULATIVE TOTAL RETURN
              ------------------------
    12/31/91 through 12/31/01             155.40%




This chart assumes an initial investment of $10,000 made on December 31, 1991, assuming reinvestment of dividends, through December 31, 2001. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.
[MANAGED ASSETS TRUST LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                                               GOVERNMENT/CORPORATE                           STANDARD & POOR'S
                                        MANAGED ASSETS TRUST        BOND INDEX        CONSUMER PRICE INDEX        500 INDEX
                                        --------------------   --------------------   --------------------    -----------------
12/91                                          10000                  10000                  10000                  10000
12/92                                          10514                  10758                  10290                  10761
12/93                                          11495                  11946                  10573                  11843
12/94                                          11237                  11525                  10856                  11999
12/95                                          14284                  13743                  11131                  14629
12/96                                          16253                  14142                  11500                  17987
12/97                                          19716                  15522                  11695                  23987
12/98                                          23944                  16992                  11883                  30881
12/99                                          27349                  16248                  12238                  37376
12/00                                          26907                  18172                  12653                  33974
12/01                                          25540                  19719                  12849                  29938

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/01 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/01                     9.55%
    Five Years Ended 12/31/01               7.48
    Ten Years Ended 12/31/01                9.37



              CUMULATIVE TOTAL RETURN
              ------------------------
    12/31/91 through 12/31/01             144.87%







This chart assumes an initial investment of $10,000 made on December 31, 1991, assuming reinvestment of dividends, through December 31, 2001. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Credit Suisse First Boston Global High Yield Index Top Tier is a broad-based market measure of high-yield bonds, commonly known as "junk bonds."
[HIGH YIELD BOND TRUST LINE GRAPH]

                                                                                                             CREDIT SUISSE FIRST
                                                                 LEHMAN BROTHERS                              BOSTON GLOBAL HIGH
                                       HIGH YIELD BOND TRUST   AGGREGATE BOND INDEX   CONSUMER PRICE INDEX   YIELD INDEX TOP TIER
                                       ---------------------   --------------------   --------------------   --------------------
12/91                                          10000                  10000                  10000                  10000
12/92                                          11316                  10769                  10290                  10873
12/93                                          12901                  11787                  10573                  12571
12/94                                          12738                  11443                  10856                  12547
12/95                                          14709                  13567                  11131                  14891
12/96                                          17069                  14049                  11500                  16488
12/97                                          19896                  15404                  11695                  18570
12/98                                          21201                  16743                  11883                  18624
12/99                                          22138                  16606                  12238                  19452
12/00                                          22352                  18538                  12653                  19780
12/01                                          24487                  20104                  12849                  19870

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/01 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/01                   (26.09)%
    Five Years Ended 12/31/01              12.57
    Ten Years Ended 12/31/01               15.08



              CUMULATIVE TOTAL RETURN
              ------------------------
    12/31/91 through 12/31/01             307.30%




This chart assumes an initial investment of $10,000 made on December 31, 1991, assuming reinvestment of dividends, through December 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[CAPITAL APPRECIATION FUND LINE GRAPH]

                                        CAPITAL APPRECIATION    STANDARD & POOR'S
                                                FUND                500 INDEX          RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------    -----------------      ------------------    --------------------
12/91                                          10000                  10000                  10000                  10000
12/92                                          11760                  10761                  11840                  10290
12/93                                          13587                  11843                  14076                  10573
12/94                                          12890                  11999                   5841                  10856
12/95                                          17578                  14629                   7503                  11131
12/96                                          22536                  17987                   8740                  11500
12/97                                          28428                  23987                  10695                  11695
12/98                                          45947                  30881                  10424                  11883
12/99                                          70536                  37376                  12638                  12238
12/00                                          55104                  33974                  12257                  12653
12/01                                          40730                  29938                  12571                  12849

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 56.0%
-----------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.2%
        21,143           Boeing Co. .................................................    $    819,926
         5,100           General Dynamics Corp. .....................................         406,164
        19,300           Honeywell International Inc. ...............................         652,734
        13,900           Lockheed Martin Corp. ......................................         648,713
         3,100           Northrop Grumman Corp. .....................................         312,511
        11,000           Raytheon Co. ...............................................         357,170
         8,322           United Technologies Corp. ..................................         537,851
-----------------------------------------------------------------------------------------------------
                                                                                            3,735,069
-----------------------------------------------------------------------------------------------------
AIRLINES -- 0.1%
        21,100           Southwest Airlines Co. .....................................         389,928
-----------------------------------------------------------------------------------------------------
AUTOMOBILES -- 0.3%
        25,766           Ford Motor Co. .............................................         405,042
         9,642           General Motors Corp. .......................................         468,601
-----------------------------------------------------------------------------------------------------
                                                                                              873,643
-----------------------------------------------------------------------------------------------------
BANKS -- 3.4%
        26,376           Bank of America Corp. ......................................       1,660,369
        12,700           The Bank of New York Co., Inc. .............................         518,160
        30,121           Bank One Corp. .............................................       1,176,225
        11,600           BB & T Corp. ...............................................         418,876
        17,150           Fifth Third Bancorp. .......................................       1,051,810
        32,223           FleetBoston Financial Corp. ................................       1,176,145
        27,400           National City Corp. ........................................         801,176
        19,700           SouthTrust Corp. ...........................................         485,999
         4,900           SunTrust Banks Inc. ........................................         307,230
        22,200           U.S. Bancorp. ..............................................         464,646
        21,000           Wachovia Corp. .............................................         658,560
        26,000           Washington Mutual Inc. .....................................         850,200
        28,000           Wells Fargo & Co. ..........................................       1,216,600
-----------------------------------------------------------------------------------------------------
                                                                                           10,785,996
-----------------------------------------------------------------------------------------------------
BEVERAGES -- 1.6%
        21,454           Anheuser-Busch Cos., Inc. ..................................         969,935
        42,605           The Coca-Cola Co. ..........................................       2,008,826
        20,500           Coca Cola Enterprises Inc. .................................         388,270
        19,800           Pepsi Bottling Group, Inc. .................................         465,300
        24,680           PepsiCo, Inc. ..............................................       1,201,669
-----------------------------------------------------------------------------------------------------
                                                                                            5,034,000
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.6%
        19,440           Amgen, Inc. (a).............................................       1,097,194
         2,800           Biogen Inc. (a).............................................         160,580
        16,700           Immunex Corp. (a)...........................................         462,757
         3,300           MedImmune, Inc. (a).........................................         152,955
-----------------------------------------------------------------------------------------------------
                                                                                            1,873,486
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
        17,900           Crane Co. ..................................................    $    458,956
        12,565           Masco Corp. ................................................         307,843
-----------------------------------------------------------------------------------------------------
                                                                                              766,799
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 0.8%
         8,000           Air Products & Chemicals, Inc. .............................         375,280
        14,479           Dow Chemical Co. ...........................................         489,101
        16,422           E.I. du Pont de Nemours & Co. ..............................         698,099
         3,800           Eastman Chemical Co. .......................................         148,276
         5,000           Engelhard Corp. ............................................         138,400
        12,800           International Flavors & Fragrances Inc. ....................         380,288
         2,600           Praxair, Inc. ..............................................         143,650
         3,500           Rohm & Haas Co. ............................................         121,205
-----------------------------------------------------------------------------------------------------
                                                                                            2,494,299
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 1.2%
         6,900           Automatic Data Processing, Inc. ............................         406,410
         4,600           Avery Dennison Corp. .......................................         260,038
        11,700           Concord EFS, Inc. (a).......................................         383,526
        13,200           First Data Corp. ...........................................       1,035,540
         9,100           Fiserv, Inc. (a)............................................         385,112
        16,100           Paychex, Inc. ..............................................         561,085
        11,500           Pitney Bowes Inc. ..........................................         432,515
        14,600           West Corp. (a)..............................................         364,124
-----------------------------------------------------------------------------------------------------
                                                                                            3,828,350
-----------------------------------------------------------------------------------------------------
COMMINGLED FUND -- 0.4%
        25,000           Washington Mutual Capital Trust.............................       1,187,500
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.4%
        17,600           Andrew Corp. (a)............................................         385,264
       141,828           Cisco Systems, Inc. (a).....................................       2,568,505
        22,000           JDS Uniphase Corp. (a)......................................         190,960
        40,645           Lucent Technologies Inc. ...................................         255,657
        24,400           Motorola, Inc. .............................................         366,488
        13,200           QUALCOMM Inc. (a)...........................................         666,600
         6,858           Tellabs Inc. (a)............................................         102,596
-----------------------------------------------------------------------------------------------------
                                                                                            4,536,070
-----------------------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 2.3%
        50,500           Dell Computer Corp. (a).....................................       1,372,590
        31,516           EMC Corp., Mass.............................................         423,575
        21,100           Hewlett Packard Co. ........................................         433,394
        33,388           International Business Machines Corp. ......................       4,038,612
        73,200           Sun Microsystems, Inc. (a)..................................         900,360
-----------------------------------------------------------------------------------------------------
                                                                                            7,168,531
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.2%
         3,700           Ball Corp. .................................................    $    261,590
         5,800           Temple-Inland Inc. .........................................         329,034
-----------------------------------------------------------------------------------------------------
                                                                                              590,624
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 4.6%
        38,249           American Express Co. .......................................       1,365,107
         7,400           Bear Stearns Cos., Inc. ....................................         433,936
        10,000           CalEnergy Capital Trust.....................................         420,000
         8,108           Capital One Financial Corp. ................................         437,427
        18,900           Charles Schwab Corp. .......................................         292,383
        15,000           Countrywide Credit Industries, Inc. ........................         614,550
        16,950           Federal Home Loan Mortgage Corp. ...........................       1,108,530
        21,052           Federal National Mortgage Association.......................       1,673,634
        13,300           Household International, Inc. ..............................         770,602
        36,760           J.P. Morgan Chase & Co. ....................................       1,336,226
        11,962           Lehman Brothers Holdings Inc. ..............................         799,062
        29,600           MBNA Corp. .................................................       1,041,920
        24,550           Merrill Lynch & Co., Inc. ..................................       1,279,546
         5,500           Moody's Corp. ..............................................         219,230
        28,682           Morgan Stanley Dean Witter & Co. ...........................       1,604,471
         9,896           State Street Corp. .........................................         517,066
         6,900           USA Education, Inc. ........................................         579,738
-----------------------------------------------------------------------------------------------------
                                                                                           14,493,428
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.4%
         6,669           ALLTEL Corp. ...............................................         411,677
        55,800           AT&T Corp. .................................................       1,012,212
        24,618           BellSouth Corp. ............................................         939,177
        58,746           SBC Communications, Inc. ...................................       2,301,083
        48,593           Verizon Communications, Inc. ...............................       2,306,224
        50,753           WorldCom Inc. -- Worldcom Group.............................         714,595
-----------------------------------------------------------------------------------------------------
                                                                                            7,684,968
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.4%
        15,000           AES Corp. (a)...............................................         245,250
        11,900           Allegheny Energy, Inc. .....................................         431,018
        11,100           Dominion Resources Inc., VA.................................         667,110
        16,300           Duke Energy Co. ............................................         639,938
        11,900           Entergy Corp. ..............................................         465,409
         5,300           Exelon Corp. ...............................................         253,764
        20,600           FirstEnergy Corp. ..........................................         720,588
        16,912           Mirant Corp. (a)............................................         270,930
        15,800           TXU Corp. ..................................................         744,970
-----------------------------------------------------------------------------------------------------
                                                                                            4,438,977
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.1%
        11,400           Cooper Industries, Inc. ....................................    $    398,088
-----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.2%
         8,000           Agilent Technologies, Inc. (a)..............................         228,080
        18,800           Sanmina Corp. (a)...........................................         374,120
-----------------------------------------------------------------------------------------------------
                                                                                              602,200
-----------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.4%
        12,700           Baker Hughes Inc. ..........................................         463,169
         8,938           Schlumberger Ltd. ..........................................         491,143
         4,850           Transocean Sedco Forex Inc. ................................         164,019
-----------------------------------------------------------------------------------------------------
                                                                                            1,118,331
-----------------------------------------------------------------------------------------------------
FINANCE -- 0.1%
         8,000           National Australia Bank Ltd. ...............................         240,000
-----------------------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.2%
        20,100           Albertson's, Inc. ..........................................         632,949
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.6%
        11,800           General Mills Inc. .........................................         613,718
        32,800           Sara Lee Corp. .............................................         729,144
         9,500           Unilever N.V. ..............................................         547,295
-----------------------------------------------------------------------------------------------------
                                                                                            1,890,157
-----------------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 2.0%
         7,800           Applera Corp. -- Applied Biosystems Group...................         306,306
         9,800           Baxter International Inc. ..................................         525,574
        16,150           Biomet, Inc. ...............................................         499,035
        11,900           Cardinal Health, Inc. ......................................         769,454
         2,500           Cigna Corp. ................................................         231,625
         9,500           Guidant Corp. (a)...........................................         473,100
        16,600           HCA Inc. ...................................................         639,764
        14,266           Medtronic, Inc. ............................................         730,562
        13,200           Tenet Healthcare Corp. .....................................         775,104
        11,000           UnitedHealth Group Inc. ....................................         778,470
         4,300           WellPoint Health Networks Inc. (a)..........................         502,455
-----------------------------------------------------------------------------------------------------
                                                                                            6,231,449
-----------------------------------------------------------------------------------------------------
HOTELS RESTAURANTS AND LEISURE -- 0.6%
         6,500           Darden Restaurants, Inc. ...................................         230,100
         6,300           International Game Technology (a)...........................         430,290
        12,800           Tricon Global Restaurants, Inc. (a).........................         629,760
        17,800           Wendys International, Inc. .................................         519,226
-----------------------------------------------------------------------------------------------------
                                                                                            1,809,376
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.2%
         9,200           Centex Corp. ...............................................    $    525,228
         3,400           Stanley Works...............................................         158,338
-----------------------------------------------------------------------------------------------------
                                                                                              683,566
-----------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.0%
        15,600           Clorox Co. .................................................         616,980
        14,684           Colgate Palmolive Co. ......................................         848,001
        20,932           The Procter & Gamble Co. ...................................       1,656,349
-----------------------------------------------------------------------------------------------------
                                                                                            3,121,330
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.1%
       170,602           General Electric Co. .......................................       6,837,728
         5,100           Minnesota Mining & Manufacturing Co. .......................         602,871
        38,746           Tyco International Ltd. ....................................       2,282,139
-----------------------------------------------------------------------------------------------------
                                                                                            9,722,738
-----------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.3%
         8,200           Computer Sciences Corp. (a).................................         401,636
        10,100           Electronic Data System Corp. ...............................         692,355
-----------------------------------------------------------------------------------------------------
                                                                                            1,093,991
-----------------------------------------------------------------------------------------------------
INSURANCE -- 2.3%
        16,000           AFLAC Inc. .................................................         392,960
        12,500           Allstate Corp. .............................................         421,250
        49,408           American International Group, Inc. .........................       3,922,995
         8,400           Chubb Corp. ................................................         579,600
        12,500           Lincoln National Corp. .....................................         607,125
         3,200           Marsh & McLennan Cos., Inc. ................................         343,840
        10,350           MBIA, Inc. .................................................         555,071
        17,700           MetLife, Inc. ..............................................         560,736
-----------------------------------------------------------------------------------------------------
                                                                                            7,383,577
-----------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.1%
        18,400           Mattel Inc. ................................................         316,480
-----------------------------------------------------------------------------------------------------
MACHINERY -- 0.6%
        12,200           Caterpillar, Inc. ..........................................         637,450
        12,900           ITT Industries, Inc. .......................................         651,450
         9,800           Parker Hannifin Corp. ......................................         449,918
-----------------------------------------------------------------------------------------------------
                                                                                            1,738,818
-----------------------------------------------------------------------------------------------------
MEDIA -- 2.0%
        66,169           AOL Time Warner, Inc. (a)...................................       2,124,025
         5,900           Cablevision NY Group, Class A Shares (a)....................         279,955
        19,300           Comcast Corp. (a)...........................................         694,800

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MEDIA -- 2.0% (CONTINUED)
         7,511           Gannett, Inc. ..............................................    $    504,965
         7,400           Knight-Ridder, Inc. ........................................         480,482
         5,400           Omnicom Group...............................................         482,490
        15,986           Viacom Inc., Class B Shares (a).............................         705,782
        54,295           The Walt Disney Co. ........................................       1,124,992
-----------------------------------------------------------------------------------------------------
                                                                                            6,397,491
-----------------------------------------------------------------------------------------------------
METALS AND MINING -- 0.3%
         3,400           Alcan Aluminum Ltd. ........................................         122,162
        15,940           Alcoa, Inc. ................................................         566,667
        12,300           Barrick Gold Corp. .........................................         196,185
-----------------------------------------------------------------------------------------------------
                                                                                              885,014
-----------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 2.1%
        15,900           J.C. Penny, Inc. ...........................................         427,710
        14,700           Kohls Corp. (a).............................................       1,035,468
        30,000           Nordstrom, Inc. ............................................         606,900
        15,300           Sears Roebuck & Co. ........................................         728,892
        68,660           Wal-Mart Stores, Inc. ......................................       3,951,383
-----------------------------------------------------------------------------------------------------
                                                                                            6,750,353
-----------------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.2%
        15,300           Dynegy Inc., Class A Shares.................................         390,150
        12,054           Williams Cos., Inc. (a).....................................         307,618
-----------------------------------------------------------------------------------------------------
                                                                                              697,768
-----------------------------------------------------------------------------------------------------
OIL AND GAS -- 3.1%
         5,200           Anadarko Pete Corp. ........................................         295,620
         3,080           Apache Corp. ...............................................         153,630
         2,300           Ashland Inc. ...............................................         105,984
         7,500           Burlington Resources Inc. ..................................         281,550
        17,676           ChevronTexaco Corp. ........................................       1,583,946
         9,962           Conoco Inc. ................................................         281,925
       114,393           Exxon Mobil Corp. ..........................................       4,495,656
         1,900           Kerr McGee Corp. ...........................................         104,120
         6,700           Occidental Pete Corp. ......................................         177,751
         6,400           Phillips Pete Co. ..........................................         385,664
        34,134           Royal Dutch Pete Co. .......................................       1,673,249
         7,200           Unocal Corp. ...............................................         259,704
         4,500           USX-Marathon Group Inc. (a).................................         135,000
-----------------------------------------------------------------------------------------------------
                                                                                            9,933,799
-----------------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.3%
         6,300           Georgia Pacific Corp. ......................................         173,943
        13,502           International Paper Co. ....................................         544,806
         3,635           Weyerhaeuser Co. ...........................................         196,581
-----------------------------------------------------------------------------------------------------
                                                                                              915,330
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.2%
        10,100           Alberto-Culver Co. .........................................    $    451,874
         6,900           Gillette Co. ...............................................         230,460
-----------------------------------------------------------------------------------------------------
                                                                                              682,334
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.6%
        16,046           Abbott Laboratories.........................................         894,565
        19,713           American Home Products Corp. ...............................       1,209,590
        34,396           Bristol Myers Squibb Co. ...................................       1,754,196
        15,504           Eli Lilly & Co. ............................................       1,217,684
         9,100           Forest Laboratories, Inc. (a)...............................         745,745
        57,830           Johnson & Johnson...........................................       3,417,753
        11,400           King Pharmaceuticals, Inc. (a)..............................         480,282
        40,038           Merck & Co., Inc. ..........................................       2,354,234
       107,991           Pfizer Inc. ................................................       4,303,441
        20,592           Pharmacia Corp. ............................................         878,249
        16,068           Schering Plough Corp. ......................................         575,395
-----------------------------------------------------------------------------------------------------
                                                                                           17,831,134
-----------------------------------------------------------------------------------------------------
ROAD AND RAIL -- 0.3%
        11,000           Burlington Northern Santa Fe, Inc. .........................         313,830
        10,900           CSX Corp. ..................................................         382,045
         6,200           Union Pacific Corp. ........................................         353,400
-----------------------------------------------------------------------------------------------------
                                                                                            1,049,275
-----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 2.4%
        12,400           Altera Corp. (a)............................................         263,128
        10,100           Analog Devices, Inc. (a)....................................         448,339
        15,526           Applied Materials, Inc. (a).................................         622,593
        16,100           Applied Micro Circuits Corp. (a)............................         182,252
         3,900           Broadcom Corp. (a)..........................................         159,393
       119,372           Intel Corp. ................................................       3,754,249
         8,100           Linear Technology Corp. ....................................         316,224
        21,000           Micron Technology, Inc. (a).................................         651,000
        36,068           Texas Instruments Inc. .....................................       1,009,904
         4,500           Xilinx, Inc. (a)............................................         175,725
-----------------------------------------------------------------------------------------------------
                                                                                            7,582,807
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 2.7%
        21,800           Computer Associates International, Inc. ....................         751,882
        92,234           Microsoft Corp. (a).........................................       6,110,503
       106,860           Oracle Corp. (a)............................................       1,475,737
         6,600           Veritas Software Corp. (a)..................................         295,878
-----------------------------------------------------------------------------------------------------
                                                                                            8,634,000
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.9%
         4,600           AutoZone, Inc. (a)..........................................    $    330,280
        22,700           Bed Bath & Beyond Inc. (a)..................................         769,530
         6,000           Best Buy Co., Inc. (a)......................................         446,880
         6,400           CDW Computer Centers, Inc. (a)..............................         343,744
             1           The Gap, Inc. ..............................................               7
        44,695           Home Depot, Inc. ...........................................       2,279,892
        16,700           Lowes Cos., Inc. ...........................................         775,047
        32,300           Office Depot Inc. (a).......................................         598,842
        27,700           Staples Inc. (a)............................................         517,990
-----------------------------------------------------------------------------------------------------
                                                                                            6,062,212
-----------------------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 0.1%
         4,400           NIKE, Inc., Class B Shares..................................         247,456
-----------------------------------------------------------------------------------------------------
TOBACCO -- 0.6%
        44,015           Philip Morris Cos., Inc. ...................................       2,018,088
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
        17,922           AT&T Wireless Services Inc. (a).............................         257,536
        33,852           Sprint Corp. ...............................................         826,328
-----------------------------------------------------------------------------------------------------
                                                                                            1,083,864
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $174,449,722)...................     177,635,643
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.7%
-----------------------------------------------------------------------------------------------------
ENERGY -- 0.3%
        21,000           Newfield Financial Trust, 5.250%............................         782,250
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 0.6%
        11,000           Equity Office Properties Trust, 5.250%......................         503,800
        21,764           Equity Residential Properties Trust, 7.250%.................         550,629
        12,000           General Growth Properties, Inc., 7.250%.....................         316,800
         8,000           Mirant Trust, 6.250%........................................         325,200
         9,000           Reckson Associates Realty Corp., 7.625%.....................         214,110
         3,000           Washington Mutual Inc., 5.375%..............................         144,750
-----------------------------------------------------------------------------------------------------
                                                                                            2,055,289
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.1%
         4,000           Amcor Ltd., 7.250%..........................................         175,020
-----------------------------------------------------------------------------------------------------
MEDIA -- 0.4%
        15,000           Tribune Co., 2.000%.........................................       1,302,300
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
UTILITIES -- 0.3%
         4,000           AES Trust VII, 6.000%.......................................    $    117,500
                         Calpine Capital Trust III:
        22,000           5.000%......................................................         745,250
         2,000           5.000% (a)..................................................          67,750
-----------------------------------------------------------------------------------------------------
                                                                                              930,500
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $5,964,808)             5,245,359
-----------------------------------------------------------------------------------------------------

   FACE
  AMOUNT+         RATING(b)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 10.5%
-------------------------------------------------------------------------------------------------------
ADVERTISING -- 0.1%
    400,000       BBB+       The Interpublic Group of Cos., Inc., zero coupon due
                               12/14/21 (c)..............................................       340,500
-------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 0.3%
  1,000,000       BBB-       R.J. Reynolds Tobacco Holdings, Inc., Company Guaranteed,
                               7.750% due 5/15/06........................................     1,048,772
-------------------------------------------------------------------------------------------------------
ELECTRONICS -- 0.1%
    440,000       BBB        Arrow Electronics Inc., zero coupon due 2/21/21.............       209,550
-------------------------------------------------------------------------------------------------------
ENERGY -- 0.4%
                             Diamond Offshore Drilling, Inc.:
  1,000,000       A          Zero coupon due 6/6/20......................................       506,250
    600,000       A          Zero coupon due 6/6/20 (c)..................................       303,750
                             Global Marine Corp.:
  1,000,000       A-         Zero coupon due 6/23/20.....................................       506,250
    300,000       A-         Zero coupon due 6/23/20 (c).................................       151,875
-------------------------------------------------------------------------------------------------------
                                                                                              1,468,125
-------------------------------------------------------------------------------------------------------
FINANCIAL -- 1.6%
  5,000,000       BBB-       Nationwide Health Properties, Inc., Notes, 6.900% due
                               10/1/37...................................................     4,918,730
    300,000       NR         Swiss Re America Holdings, 3.250% due 11/21/21..............       296,625
-------------------------------------------------------------------------------------------------------
                                                                                              5,215,355
-------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 1.0%
  3,000,000       BBB        CSX Corp., Notes, 6.950% due 5/1/27.........................     3,044,145
-------------------------------------------------------------------------------------------------------
LEISURE TIMES -- 0.1%
  1,050,000       BB+        Royal Caribbean Cruises Ltd., zero coupon due 2/2/21........       333,375
-------------------------------------------------------------------------------------------------------
MEDIA -- 1.5%
  4,000,000       BBB-       Clear Channel Communications, Inc., Sr. Notes, 6.625% due
                               6/15/08...................................................     3,974,104
                             Liberty Media Corp.:
    650,000       BBB-       4.000% due 11/15/29.........................................       477,750
    300,000       BBB-       3.500% due 1/15/31..........................................       228,750
-------------------------------------------------------------------------------------------------------
                                                                                              4,680,604
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT+         RATING(b)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 5.4%
  5,000,000       A-         British Telecom PLC, Bonds, 8.125% due 12/15/30.............  $  5,779,675
  5,000,000       A-         Deutsche Telekom International Finance Inc., Company
                               Guaranteed, 8.250% due 6/15/30............................     5,565,595
  5,000,000       BBB+       France Telecom, Bonds, 8.250% due 3/1/31 (c)................     5,727,390
-------------------------------------------------------------------------------------------------------
                                                                                             17,072,660
-------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES
                             (Cost -- $31,876,925).......................................    33,413,086
-------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 3.3%
-------------------------------------------------------------------------------------------------------
CHEMICALS -- 0.1%
    300,000       AA-        Indian Petrochemicals Corp. Ltd., Bonds, 2.500% due 3/11/02
                               (c).......................................................       335,250
-------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.1%
    300,000       BB+        Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........       245,250
-------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
    360,000(EUR)  A-         AXA S.A., 4.125% due 1/1/14.................................       498,306
    200,000       A          Hutchison Whampoa International, Notes, 2.875% due 9/15/03
                               (c).......................................................       197,125
  2,350,000       AA-        Merrill Lynch & Co. Inc., zero coupon due 5/23/31...........     1,257,250
    700,000       A+         Verizon Communications, Inc., zero coupon due 5/15/21.......       378,875
-------------------------------------------------------------------------------------------------------
                                                                                              2,331,556
-------------------------------------------------------------------------------------------------------
ELECTRIC -- 0.1%
    200,000       BB+        Calpine Corp., 4.000% due 12/26/05..........................       232,250
-------------------------------------------------------------------------------------------------------
ENERGY -- 0.1%
    300,000       A          Diamond Offshore Drilling, Inc., 1.500% due 4/15/31 (c).....       275,625
-------------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.1%
    300,000       NR         Roche Holding AG, Notes, zero coupon 1/19/15 (c)............       220,500
-------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.4%
                             Solectron Corp., Notes:
  2,410,000       BB+          Zero coupon due 5/8/20....................................     1,289,350
    440,000       BB+          Zero coupon due 11/20/20..................................       187,550
-------------------------------------------------------------------------------------------------------
                                                                                              1,476,900
-------------------------------------------------------------------------------------------------------
MEDIA -- 0.0%
    100,000       BBB-       Liberty Media Corp., 3.500% due 1/15/31 (c).................        76,500
-------------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.2%
    700,000       A          Tyco International Group S.A., zero coupon due 2/12/21
                               (c).......................................................       525,875
-------------------------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 0.0%
    100,000       BB-        Hanover Compress HC Co., 4.750% due 3/15/08.................        92,250
-------------------------------------------------------------------------------------------------------
PIPELINES -- 0.3%
  2,200,000       BBB        El Paso Corp., zero coupon due 2/28/21......................       904,750
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT+         RATING(b)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
RETAIL -- 0.1%
    350,000       BB+        J.C. Penny Inc., 5.000% due 10/15/08 (c)....................  $    392,875
-------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.5%
  2,500,000       BBB        Corning, Inc., Bonds, zero coupon due 11/8/15...............     1,306,248
    220,000       A-         ST Microelectronics NV, Notes, zero coupon due 11/16/10
                               (c).......................................................       148,775
-------------------------------------------------------------------------------------------------------
                                                                                              1,455,023
-------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.6%
  3,400,000       BB+        Anixter International Inc., zero coupon due 6/28/20.........       977,500
    100,000       B+         CommScope, Inc., 4.000% due 12/15/06........................        82,375
    350,000       BBB-       Cox Communications, Inc., Notes, 0.425% due 4/19/20.........       151,813
    800,000       BBB-       Nortel Networks Corp., 4.250% due 9/1/08 (c)................       774,000
-------------------------------------------------------------------------------------------------------
                                                                                              1,985,688
-------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $10,913,981).....    10,550,292
-------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
  5,000,000                  PP&L Transition Bond Co. LLC, 7.050% due 6/25/09............     5,390,961
    632,060                  Willmington Trust, 9.250% due 1/2/07........................       632,377
-------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost --
                               $5,631,691)...............................................     6,023,338
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 19.8%
                             U.S. Treasury Notes:
  4,410,280                    3.625% due 1/15/08........................................     4,459,900
 16,375,200                    3.500% due 1/15/11........................................    16,324,044
 30,000,000                    5.000% due 8/15/11........................................    29,934,390
 55,200,000                  U.S. Treasury Bonds, zero coupon due 11/15/27...............    12,262,956
-------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $62,879,557).....    62,981,290
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 2.6%
                             Federal Home Loan Mortgage Corp. (FHLMC):
    166,688                    8.500% due 9/1/02.........................................       167,261
      1,222                    8.000% due 9/1/04.........................................         1,224
                             Federal National Mortgage Association (FNMA):
     24,129                    8.500% due 3/1/05.........................................        25,404
  2,147,151                    6.000% due 1/1/13.........................................     2,173,320
    697,306                    6.500% due 12/1/27........................................       701,665
    855,686                    6.000% due 3/1/28.........................................       843,119
    155,213                    6.000% due 4/1/28.........................................       153,079
    123,053                    5.500% due 5/1/28.........................................       118,207
    412,845                    6.000% due 5/1/28.........................................       406,781
    742,150                    5.500% due 6/1/28.........................................       712,927
    350,202                    6.000% due 6/1/28.........................................       345,058
    382,810                    6.000% due 7/1/28.........................................       377,188
    936,342                    5.500% due 8/1/28.........................................       899,473
  1,013,781                    6.000% due 8/1/28.........................................       998,891

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT+                                              SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 2.6% (CONTINUED)
                  Government National Mortgage Association (GNMA):
     80,203         9.000% due 11/15/19..................................................  $     87,872
     17,780         9.500% due 1/15/20...................................................        19,875
      8,970         9.500% due 3/15/20...................................................        10,026
     87,692         7.500% due 5/15/23...................................................        91,721
-------------------------------------------------------------------------------------------------------
                  TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $8,064,369)....................     8,133,091
-------------------------------------------------------------------------------------------------------
                  SUB-TOTAL INVESTMENTS (Cost -- $299,781,053)...........................   303,982,099
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
 13,329,000       Morgan Stanley Dean Witter & Co., 1.470% due 1/2/02; Proceeds at
                    maturity -- $13,330,089; (Fully collateralized by U.S. Treasury
                    Notes, 6.500% due 3/31/02; Market value -- $13,598,474)                  13,329,000
                    (Cost -- $13,329,000)................................................
-------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100% (Cost -- $313,110,053**).....................  $317,311,099
-------------------------------------------------------------------------------------------------------

 + Face amount denominated in U.S. dollars unless otherwise indicated.
(a)  Non-income producing security.
(b) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

     See page 31 for definitions of ratings.

     Currency abbreviation used in this schedule:
     EUR -- Euro.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 81.9%
--------------------------------------------------------------------------------------------------
ADVERTISING SERVICES -- 0.6%
$   475,000   CCC+       Penton Media Inc., Company Guaranteed, 10.375% due
                           6/15/11...................................................  $   273,125
--------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - EQUIPMENT -- 0.8%
    450,000   B          BE Aerospace Inc., Sr. Sub. Notes, Series B, 8.875% due
                           5/1/11....................................................      384,750
--------------------------------------------------------------------------------------------------
AIRLINES -- 0.9%
    475,000   B          Atlas Air Inc., Sr. Notes, 10.750% due 8/1/05...............      425,125
--------------------------------------------------------------------------------------------------
APPAREL MANUFACTURERS -- 1.7%
    200,000   B-         Supreme International Corp., Company Guaranteed, Series B,
                           12.250% due 4/1/06........................................      202,000
    200,000   BBB-       Tommy Hilfiger USA Inc., Company Guaranteed, 6.500% due
                           6/1/03....................................................      203,758
    425,000   B-         Tropical Sportswear International Corp., Company Guaranteed,
                           Series A, 11.000% due 6/15/08.............................      426,063
--------------------------------------------------------------------------------------------------
                                                                                           831,821
--------------------------------------------------------------------------------------------------
AUTO MANUFACTURERS -- 0.1%
     35,000   BB+        Navistar Financial Corp., Sr. Sub. Notes, Series B, 9.000%
                           due 6/1/02................................................       35,481
--------------------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 3.3%
                         Advance Stores Co. Inc.:
    375,000   B-           Company Guaranteed, Series B, 10.250% due 4/15/08.........      382,500
    400,000   B-           Sr. Sub. Notes, 10.250% due 4/15/08 (b)...................      408,000
    150,000   B          Collins & Aikman Products, Sr. Notes, 10.750% due 12/31/11
                           (b).......................................................      151,125
                         CSK Auto Inc.:
    100,000   B-           Company Guaranteed, Series A, 11.000% due 11/1/06.........       91,000
    275,000   B            Sr. Notes, 12.000% due 6/15/06 (b)........................      278,437
    250,000   B-         Eagle-Picher Industries, Company Guaranteed, 9.375% due
                           3/1/08....................................................      138,750
    325,000   D          Hayes Lemmerz International Inc., Company Guaranteed,
                           11.875% due 6/15/06 (b)+..................................      156,000
--------------------------------------------------------------------------------------------------
                                                                                         1,605,812
--------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.5%
    100,000   B-         Ainsworth Lumber, Secured Notes, 13.875% due 7/15/07 (b)....      104,000
    150,000   B-         Koppers Industry Inc., Company Guaranteed, 9.875% due
                           12/1/07...................................................      147,750
--------------------------------------------------------------------------------------------------
                                                                                           251,750
--------------------------------------------------------------------------------------------------
CHEMICALS -- 4.6%
    375,000   B-         Avecia Group PLC, Company Guaranteed, 11.000% due 7/1/09....      360,000
                         Equistar Chemical Funding:
    100,000   BBB-         Notes, 8.500% due 2/15/04.................................       99,750
    175,000   NR           Sr. Notes, 10.125% due 9/1/08 (b).........................      179,375
                         Georgia Gulf Corp.:
    125,000   BB-          Company Guaranteed, 10.375% due 11/1/07...................      131,250
    150,000   BBB-         Notes, 7.625% due 11/15/05................................      150,890
    100,000   B+         IMC Global Inc., Notes, 7.400% due 11/1/02..................      103,858

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CHEMICALS -- 4.6% (CONTINUED)
$   200,000   BB-        ISP Chemco, Sr. Sub Notes, 10.250% due 7/1/11 (b)...........  $   210,000
    150,000   B+         ISP Holdings Inc., Sr. Notes, Series B, 9.000% due
                           10/15/03..................................................      153,000
                         Lyondell Chemical Co.:
    325,000   BB           Secured Notes, Series B, 9.875% due 5/1/07................      327,438
    150,000   B+           Sr. Sub. Notes, 10.875% due 5/1/09........................      139,125
                         Millennium America Inc., Company Guaranteed:
    225,000   BBB-         7.000% due 11/15/06.......................................      210,375
    100,000   BBB-         9.250% due 6/15/08........................................      102,500
    125,000   CCC+       United Industries Corp., Sr. Sub. Notes, Series B, 9.875%
                           due 4/1/09................................................      118,125
--------------------------------------------------------------------------------------------------
                                                                                         2,285,686
--------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.0%
    525,000   BB-        Service Corp. International, Notes, 7.375% due 4/15/04......      498,750
--------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.7%
    325,000   BB         Dana Credit Corp., Notes, Series MTN, 7.250% due 12/16/02...      317,415
    150,000   B-         IPC Acquisition Corp., Sr. Sub. Notes, 11.500% due 12/15/09
                           (b).......................................................      150,750
    125,000   BB+        Tembec Finance Corp., Sr. Notes, 9.875% due 9/30/05.........      129,375
    225,000   B-         William Scotsman Inc., Company Guaranteed, 9.875% due
                           6/1/07....................................................      222,750
--------------------------------------------------------------------------------------------------
                                                                                           820,290
--------------------------------------------------------------------------------------------------
ELECTRIC -- 0.3%
    135,000   BBB-       PSE&G Energy Holdings Inc., Sr. Notes, 10.000% due
                           10/1/09...................................................      144,623
--------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 6.0%
    150,000   B-         Alliance Gaming Corp., Company Guaranteed, Series B, 10.000%
                           due 8/1/07................................................      156,750
    550,000   CCC        AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11...      536,937
    525,000   B-         Hollywood Park, Company Guaranteed, Series B, 9.250% due
                           2/15/07...................................................      456,750
                         Intrawest Corp., Sr. Notes:
    200,000   B+           9.750% due 8/15/08........................................      201,250
    150,000   B+           10.500% due 2/1/10........................................      147,000
    550,000   B          Isle of Capri Casinos Inc., Company Guaranteed, 8.750% due
                           4/15/09...................................................      532,125
    275,000   BB-        Steinway Musical Instrument, Company Guaranteed, 8.750% due
                           4/15/11...................................................      273,625
    425,000   B+         Sun International Hotels, Company Guaranteed, 8.875% due
                           8/15/11...................................................      402,688
    250,000   B          Vail Resorts Inc., Sr. Sub. Notes, 8.750% due 5/15/09 (b)...      243,750
--------------------------------------------------------------------------------------------------
                                                                                         2,950,875
--------------------------------------------------------------------------------------------------
ENVIRONMENT CONTROL -- 1.7%
                         Allied Waste North American Co., Company Guaranteed, Series
                           B:
    275,000   BB-          7.625% due 1/1/06.........................................      272,937
    400,000   BB-          8.875% due 4/1/08.........................................      414,000
    125,000   B+           10.000% due 8/1/09........................................      129,375
--------------------------------------------------------------------------------------------------
                                                                                           816,312
--------------------------------------------------------------------------------------------------
FOOD -- 2.9%
    300,000   B-         Archibald Candy Corp., Company Guaranteed, 10.250% due
                           7/1/04....................................................      175,500
    250,000   CCC+       Aurora Food Inc., Sr. Sub. Notes, Series B, 8.750% due
                           7/1/08....................................................      228,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
FOOD -- 2.9% (CONTINUED)
                         Fleming Cos. Inc., Company Guaranteed:
                           Series B:
$   150,000   B+              10.500% due 12/1/04....................................  $   148,875
     50,000   B+              10.625% due 7/31/07....................................       48,000
    375,000   BB-          Sr. Notes, 10.125% due 4/1/08.............................      380,625
    375,000   B          Pantry Inc., Company Guaranteed, 10.250% due 10/15/07.......      370,313
     75,000   B-         Stater Brothers Holdings, Sr. Notes, 10.750% due 8/15/06....       78,000
--------------------------------------------------------------------------------------------------
                                                                                         1,430,063
--------------------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 1.5%
    275,000   BBB        Boawater Canada Finance, Notes, 7.950% due 11/15/11 (b).....      282,477
    275,000   B          Doman Industries Ltd., Company Guaranteed, 12.000% due
                           7/1/04....................................................      246,125
    225,000   B+         Millar Western Forest Products, Sr. Notes, 9.875% due
                           5/15/08...................................................      220,500
--------------------------------------------------------------------------------------------------
                                                                                           749,102
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 1.7%
                         HCA Inc., Notes:
    350,000   BB+          7.000% due 7/1/07.........................................      356,865
    150,000   BB+          8.750% due 9/1/10.........................................      162,750
    275,000   BB+        HEALTHSOUTH Corp., Sr. Sub. Notes, 10.750% due 10/1/08......      303,875
--------------------------------------------------------------------------------------------------
                                                                                           823,490
--------------------------------------------------------------------------------------------------
HOLDING COMPANIES -- 1.4%
    525,000   B-         Advance Holding Corp., Debentures, Series B, step bond to
                           yield 12.875% due 4/15/09.................................      454,125
    424,896   Caa3*      FRD Acquisition Co., Sr. Notes, Series B, 12.500% due
                           7/15/04+..................................................        7,436
    300,000   CCC+       J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                           10/15/07..................................................      247,500
--------------------------------------------------------------------------------------------------
                                                                                           709,061
--------------------------------------------------------------------------------------------------
HOME BUILDERS -- 3.4%
    175,000   B-         Atrium Cos., Inc., Company Guaranteed, Series B, 10.500% due
                           5/1/09....................................................      163,625
    150,000   BB-        Beazer Homes USA, Inc., Company Guaranteed, 8.875% due
                           4/1/08....................................................      156,000
                         KB Home, Sr. Sub. Notes:
     75,000   BB-          8.625% due 12/15/08.......................................       75,750
    475,000   BB-          9.500% due 2/15/11........................................      486,875
    475,000   NR         Schuler Homes, Sr. Notes, 9.375% due 7/15/09 (b)............      494,000
    275,000   B          WCI Communities Inc., Company Guaranteed, 10.625% due
                           2/15/11...................................................      285,313
--------------------------------------------------------------------------------------------------
                                                                                         1,661,563
--------------------------------------------------------------------------------------------------
HOME FURNISHINGS -- 1.0%
    475,000   B          Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08............      477,375
--------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.5%
    325,000   CCC+       Remington Product Co. LLC, Sr. Sub. Notes, Series D, 11.000%
                           due 5/15/06...............................................      250,250
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
LEISURE TIME -- 0.3%
                         Royal Caribbean Cruises, Sr. Notes:
$   150,000   BB+          8.250% due 4/1/05.........................................  $   130,472
     50,000   BB+          6.750% due 3/15/08........................................       38,924
--------------------------------------------------------------------------------------------------
                                                                                           169,396
--------------------------------------------------------------------------------------------------
LODGING -- 8.4%
    100,000   B+         Aztar Corp., Sr. Sub. Notes, 9.000% due 8/15/11 (b).........      103,500
    175,000   BB+        Harrahs Operating Co. Inc., Company Guaranteed, 7.875% due
                           12/15/05..................................................      182,000
    450,000   BB         HMH Properties, Company Guaranteed, Series A, 7.875% due
                           8/1/05....................................................      429,750
     75,000   BBB-       ITT Corp., Notes, 6.750% due 11/15/05.......................       72,846
    125,000   B          Majestic Star LLC., Company Guaranteed, Series B, 10.875%
                           due 7/1/06................................................      121,875
                         Mandalay Resort Group:
    200,000   BB+          Sr. Notes, 9.500% due 8/1/08..............................      210,500
                           Sr. Sub. Notes:
    175,000   BB-             10.250% due 8/1/07.....................................      182,438
    200,000   BB-             Series B, 6.750% due 7/15/03...........................      199,000
    450,000   BB+        MGM Mirage Inc., Company Guaranteed, 8.375% due 2/1/11......      446,625
                         Park Place Entertainment, Sr. Sub. Notes:
    425,000   BB+          7.875% due 12/15/05.......................................      424,469
    100,000   BB+          8.875% due 9/15/08........................................      102,125
                         Prime Hospitality Corp.:
     50,000   BB           First Mortgage, 9.250% due 1/15/06........................       51,500
    475,000   B+           Sr. Sub. Notes, Series B, 9.750% due 4/1/07...............      480,938
    375,000   BB-        Station Casinos Inc., Sr. Notes, 8.375% due 2/15/08.........      382,500
                         Venetian Casino Resort LLC/Las Vegas Sands, Inc., Company
                           Guaranteed:
    375,000   B-           12.250% due 11/15/04......................................      376,875
    375,000   CCC+         Step bond to yield 14.250% due 11/15/05...................      346,875
--------------------------------------------------------------------------------------------------
                                                                                         4,113,816
--------------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION AND MINING -- 0.5%
    125,000   BB         Agco Corp., Company Guaranteed, 9.500% due 5/1/08...........      131,250
    100,000   B          Terex Corp., Sr. Sub. Notes, 9.250% due 7/15/11 (b).........      100,500
--------------------------------------------------------------------------------------------------
                                                                                           231,750
--------------------------------------------------------------------------------------------------
MEDIA -- 11.3%
                         Adelphia Communications Corp., Sr. Notes:
    325,000   B+           10.250% due 6/15/11.......................................      325,812
                           Series B:
    175,000   B2*             8.125% due 7/15/03.....................................      174,562
    625,000   B+              8.375% due 2/1/08......................................      582,031
     50,900   NR         AM/FM Operating Inc., Debentures, 12.625% due 10/31/06......       54,399
    250,000   BBB-       Chancellor Media Corp., Company Guaranteed, 8.000% due
                           11/1/08...................................................      260,625
                         Charter Communications Holdings LLC:
                           Sr. Discount Notes:
    600,000   B+              Step bond to yield 9.920% due 4/1/11...................      437,250
    250,000   B+              Step bond to yield 11.750% due 5/15/11.................      155,000
    150,000   B+           Sr. Notes, 8.625% due 4/1/09..............................      145,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
MEDIA -- 11.3% (CONTINUED)
                         Classic Cable Inc., Company Guaranteed:
$   200,000   NR           10.500% due 3/1/10+.......................................  $    51,000
    275,000   NR           Series B, 9.375% due 8/1/09+..............................       70,125
    325,000   CCC+       Cumulus Media Inc., Company Guaranteed, 10.375% due
                           7/1/08....................................................      342,063
    475,000   B+         Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09............      491,625
    250,000   B-         Emmis Communications Corp., Company Guaranteed, Series B,
                           8.125% due 3/15/09........................................      240,625
    100,000   B+         Frontiervision Holdings LP, Sr. Discount Notes, step bond to
                           yield 11.875% due 9/15/07.................................      105,375
    325,000   B-         LIN Holdings Corp., Sr. Discount Notes, step bond to yield
                           10.000% due 3/1/08........................................      169,000
    100,000   B-         LIN Television Corp., Company Guaranteed, 8.375% due
                           3/1/08....................................................       95,250
    425,000   B+         Mediacom LLC, Sr. Notes, 9.500% due 1/15/13.................      443,063
    275,000   BB-        Primedia Inc., Company Guaranteed, 8.875% due 5/15/11.......      248,875
    225,000   B-         Radio One Inc., Company Guaranteed, Series B, 8.875% due
                           7/1/11....................................................      233,438
                         Sinclair Broadcast Group, Inc.:
    225,000   B            Company Guaranteed, 9.000% due 7/15/07....................      227,250
     50,000   NR           Sr. Sub. Notes, 10.000% due 9/30/05.......................       51,688
    175,000   B-         Spanish Broadcasting Systems, Company Guaranteed, 9.625% due
                           11/1/09...................................................      174,125
    500,000   B-         T/SF Communications Corp., Company Guaranteed, Series B,
                           10.375% due 11/1/07.......................................      452,500
--------------------------------------------------------------------------------------------------
                                                                                         5,530,806
--------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURER -- 4.3%
    450,000   CCC+       Advance Glassfiber Yarn Inc., Sr. Sub. Notes, 9.875% due
                           1/15/09...................................................      249,750
    300,000   B+         Avondale Mills Inc., Company Guaranteed, 10.250% due
                           5/1/06....................................................      262,500
    525,000   CCC+       BGF Industries Inc., Sr. Sub. Notes, Series B, 10.250% due
                           1/15/09...................................................      338,625
    250,000   CCC+       Foamex LP, Company Guaranteed, 13.500% due 8/15/05..........      208,750
                         Louisiana Pacific Corp.:
    125,000   BB-          Sr. Notes, 8.500% due 8/15/05.............................      122,461
    225,000   B+           Sr. Sub. Notes, 10.875% due 11/15/08......................      217,125
    450,000   CCC+       Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08........      316,125
    400,000   B-         TransDigm Inc., Company Guaranteed, 10.375% due 12/1/08.....      390,000
--------------------------------------------------------------------------------------------------
                                                                                         2,105,336
--------------------------------------------------------------------------------------------------
OIL AND GAS -- 5.6%
    350,000   CCC-       Belden & Blake Corp., Company Guaranteed, Series B, 9.875%
                           due 6/15/07...............................................      290,500
                         Cross Timbers Oil Co., Sr. Sub. Notes, Series B:
     50,000   B+           9.250% due 4/1/07.........................................       52,500
    275,000   B+           8.750% due 11/1/09........................................      288,063
     50,000   B-         Denbury Management Inc., Company Guaranteed, 9.000% due
                           3/1/08....................................................       47,125
    200,000   NR         Denbury Resourses Inc., Company Guaranteed, 9.000% due
                           3/1/08 (b)................................................      188,500
    150,000   BB         Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11 (b)........      150,750
    160,000   B-         Lomak Petroleum, Company Guaranteed, 8.750% due 1/15/07.....      152,800
    300,000   B+         Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.375% due
                           10/1/10...................................................      279,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
OIL AND GAS -- 5.6% (CONTINUED)
$   225,000   BB         Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due
                           4/15/11...................................................  $   229,500
    300,000   BB+        Pride International Inc., Sr. Notes, 10.000% due 6/1/09.....      327,000
    250,000   BBB        Triton Energy Ltd., Sr. Notes, 8.875% due 10/1/07...........      278,750
    375,000   BB-        Vintage Petroleum, Sr. Sub. Notes, 7.875% due 5/15/11.......      369,375
    100,000   BB-        Westport Resources Corp., Company Guaranteed, 8.250% due
                           11/1/11 (b)...............................................      101,500
--------------------------------------------------------------------------------------------------
                                                                                         2,755,363
--------------------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 0.3%
    150,000   BB-        Key Energy Services Inc., Company Guaranteed, Series B,
                           8.375% due 3/1/08.........................................      152,250
--------------------------------------------------------------------------------------------------
PACKAGING CONTAINERS -- 0.9%
    300,000   B          Four M Corp., Sr. Notes, Series B, 12.000% due 6/1/06.......      297,000
    150,000   CCC+       Riverwood International, Company Guaranteed, 10.875% due
                           4/1/08....................................................      153,000
--------------------------------------------------------------------------------------------------
                                                                                           450,000
--------------------------------------------------------------------------------------------------
REAL ESTATE -- 2.6%
    325,000   BB         Felcore Lodging LP, Company Guaranteed, 9.500% due
                           9/15/08...................................................      327,437
    225,000   BB         Host Marriott LP, Company Guaranteed, Series G, 9.250% due
                           10/1/07...................................................      225,281
                         Meristar Hospitality Corp.:
    325,000   BB-          Company Guaranteed, 9.000% due 1/15/08....................      310,375
    400,000   BB-          Sr. Notes, 10.500% due 6/15/09 (b)........................      402,500
--------------------------------------------------------------------------------------------------
                                                                                         1,265,593
--------------------------------------------------------------------------------------------------
RETAIL -- 4.1%
    450,000   B+         AFC Enterprises, Sr. Sub. Notes, 10.250% due 5/15/07........      477,000
                         J.C. Penny Co. Inc.:
                           Debentures:
    200,000   BBB-            6.900% due 8/15/26.....................................      196,192
    100,000   BBB-            7.400% due 4/1/37......................................       96,669
                           Notes:
    150,000   BBB-            7.250% due 4/1/02......................................      150,546
    100,000   BBB-            7.600% due 4/1/07......................................       98,104
    100,000   BBB-            Series MTNA, 6.500% due 6/15/02........................      100,402
    175,000   B          Petco Animal Supplies, Sr. Sub. Notes, 10.750% due 11/1/11
                           (b).......................................................      179,375
    150,000   B-         Petro Stopping Centers LP, Sr. Notes, 10.500% due 2/1/07....      125,250
    325,000   B-         Rite Aid Corp., Notes, 7.125% due 1/15/07...................      263,250
    300,000   BB         Tricon Global Restaurants, Sr. Notes, 8.875% due 4/15/11....      321,750
--------------------------------------------------------------------------------------------------
                                                                                         2,008,538
--------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.6%
    300,000   B+         Amkor Technology, Inc., Sr. Notes, 9.250% due 2/15/08.......      285,000
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.3%
    400,000   B          American Cellular Corp., Company Guaranteed, 9.500% due
                           10/15/09..................................................      390,000
    325,000   B-         Centennial Communications Corp., Sr. Sub. Notes, 10.750% due
                           12/15/08..................................................      274,625
    125,000   B          Dobson Communications Corp., Sr. Notes, 10.875% due
                           7/1/10....................................................      129,688
    450,000   CCC        Horizon PCS Inc., Company Guaranteed, step bond to yield
                           14.000% due 10/1/10 (c)...................................      234,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.3% (CONTINUED)
$   325,000   BB-        Lucent Technologies, Debentures, 6.450% due 3/15/29.........  $   222,625
    275,000   BBB+       Motorola Inc., Notes, 7.625% due 11/15/10...................      271,256
  1,000,000   B          Nextel Communications, Inc., Sr. Notes, 9.375% due
                           11/15/09..................................................      792,500
    100,000   BB+        Rogers Wireless Inc., Secured Notes, 9.625% due 5/1/11......      103,500
    225,000   B3*        Tritel PCS Inc., Company Guaranteed, 10.375% due 1/15/11....      258,750
    300,000   B-         Triton PCS Inc., Sr. Sub. Notes, 8.750% due 11/15/11 (b)....      301,500
    250,000   CCC        Ubiquitel Operating Co., Company Guaranteed, step bond to
                           yield 14.000% due 4/15/10.................................      135,000
--------------------------------------------------------------------------------------------------
                                                                                         3,113,444
--------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.1%
    200,000   CC         Greyhound Lines, Company Guaranteed, Series B, 11.500% due
                           4/15/07...................................................      182,000
    150,000   D          Laidlaw Inc., Notes, 7.650% due 5/15/06+....................       79,500
    325,000   B-         Pacer International, Inc., Company Guaranteed, Series B,
                           11.750% due 6/1/07........................................      261,625
--------------------------------------------------------------------------------------------------
                                                                                           523,125
--------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $40,599,043).......   40,129,721
--------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.6%
--------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURER -- 0.3%
    200,000   B          MascoTech, Inc., 4.500% due 12/15/03........................      168,000
--------------------------------------------------------------------------------------------------
RETAIL -- 0.3%
    150,000   CCC+       Rite Aid Corp., 5.250% due 9/15/02..........................      146,250
--------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $311,292)........      314,250
--------------------------------------------------------------------------------------------------
  SHARES                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
         ix
CONVERTIBLE PREFERRED STOCK -- 0.0%
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
      3,000              Global Crossing Holding Ltd., 10.500%++
                           (Cost -- $293,325)........................................        3,750
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.1%
     10,576              Viasystems Group, Inc., Series B, 8.000%
                           (Cost -- $142,500)........................................       31,729
--------------------------------------------------------------------------------------------------
 WARRANTS                                          SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
       I@NX
WARRANTS -- 0.0%
--------------------------------------------------------------------------------------------------
        275              Horizon PCS Inc., Expires 10/1/10 (d).......................       11,034
        125              Jostens Inc., Expires 5/1/10 (d)............................        2,531
--------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS (Cost -- $7,558).............................       13,565
--------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $41,353,718).................   40,493,015
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 17.4%
$ 8,550,000              CS First Boston Corp., 1.700% due 1/2/02; Proceeds at
                           maturity -- $8,550,808; (Fully collateralized by U.S.
                           Treasury Bills, 0.000% due 6/13/02; Market
                           value -- $8,721,664) (Cost -- $8,550,000).................  $ 8,550,000
--------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $49,903,718**)...........  $49,043,015
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c) Security is issued with attached warrants.

(d) Non-income producing security.

+  Security is in default.

++ Subsequent to the reporting period, on January 28, 2002, the company filed for bankruptcy.

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 31 for definition of ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

STANDARD &                   % OF TOTAL CORPORATE
  POOR'S    AND/OR  MOODY'S    BONDS AND NOTES
-------------------------------------------------
   BBB                Baa             6.8%
    BB                Ba             27.6
    B                  B             51.3
   CCC                Caa            10.6
    CC                Ca              0.4
    D                  D              0.6
    NR                NR              2.7
-------------------------------------------------
                                    100.0%
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 86.3%
-------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.1%
     350,000   General Dynamics Corp. .....................................  $   27,874,000
-------------------------------------------------------------------------------------------
BANKS -- 0.4%
     134,505   Wells Fargo & Co. ..........................................       5,844,242
-------------------------------------------------------------------------------------------
BEVERAGES -- 4.6%
   1,268,950   Coca-Cola Co. ..............................................      59,830,993
-------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 6.9%
   3,100,480   Nokia Oyj...................................................      76,054,774
     270,590   QUALCOMM Inc.* .............................................      13,664,795
-------------------------------------------------------------------------------------------
                                                                                 89,719,569
-------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 10.5%
   2,171,760   The Charles Schwab Corp. ...................................      33,597,127
     591,000   The Goldman Sachs Group, Inc. ..............................      54,815,250
     483,325   Merrill Lynch & Co., Inc. ..................................      25,190,899
     270,000   USA Education Inc. .........................................      22,685,400
-------------------------------------------------------------------------------------------
                                                                                136,288,676
-------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
          84   Acclaim Entertainment, Inc.*................................              21
-------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 2.7%
     550,000   Cardinal Health, Inc. ......................................      35,563,000
-------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 5.5%
   1,719,802   General Electric Co. .......................................      68,929,664
      19,485   Minnesota Mining & Manufacturing Co. .......................       2,303,322
-------------------------------------------------------------------------------------------
                                                                                 71,232,986
-------------------------------------------------------------------------------------------
INSURANCE -- 6.8%
     831,006   American International Group, Inc. .........................      65,981,906
     209,890   Marsh & McLennan Cos., Inc. ................................      22,552,681
-------------------------------------------------------------------------------------------
                                                                                 88,534,587
-------------------------------------------------------------------------------------------
MEDIA -- 15.4%
   4,225,632   AOL Time Warner Inc.*.......................................     135,642,787
   1,474,425   Viacom Inc., Class B Shares*................................      65,095,864
-------------------------------------------------------------------------------------------
                                                                                200,738,651
-------------------------------------------------------------------------------------------
OIL AND GAS -- 5.5%
     227,035   BP PLC......................................................      10,559,398
   1,568,200   Exxon Mobil Corp. ..........................................      61,630,260
-------------------------------------------------------------------------------------------
                                                                                 72,189,658
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 8.5%
     811,685   Eli Lilly & Co. ............................................  $   63,749,740
   1,165,670   Pfizer, Inc. ...............................................      46,451,950
-------------------------------------------------------------------------------------------
                                                                                110,201,690
-------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 4.4%
   1,841,105   Flextronics International Ltd.*.............................      44,168,109
     483,510   Texas Instruments Inc. .....................................      13,538,280
-------------------------------------------------------------------------------------------
                                                                                 57,706,389
-------------------------------------------------------------------------------------------
SOFTWARE -- 8.9%
   1,075,765   Microsoft Corp.*............................................      71,269,431
   1,011,235   VERITAS Software Corp.*.....................................      45,333,665
-------------------------------------------------------------------------------------------
                                                                                116,603,096
-------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 4.1%
   1,043,593   The Home Depot, Inc. .......................................      53,233,653
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $1,036,606,562).................   1,125,561,211
-------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.7%
$178,026,000   Morgan Stanley Dean Witter & Co., 1.470% due 1/2/02;
                 Proceeds at maturity -- $178,040,539; (Fully
                 collateralized by U.S. Treasury Notes, 7.500% due
                 11/15/16; Market value -- $181,586,520)
                 (Cost -- $178,026,000)....................................     178,026,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $1,214,632,562**)........  $1,303,587,211
-------------------------------------------------------------------------------------------

 * Non-income producing security.

** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             MONEY MARKET PORTFOLIO

   FACE                                                                       ANNUALIZED
  AMOUNT                                SECURITY                                YIELD          VALUE
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 100.0%
$10,890,000   American Express Credit Corp. mature 2/12/02 to 2/15/02.....  1.80% to 1.81%  $ 10,864,359
  5,000,000   Asset Securitization Corp. matures 1/7/02...................       1.80          4,998,375
 15,000,000   Becton Dickinson & Co. matures 2/7/02.......................       1.81         14,975,486
  8,700,000   Blue Ridge Asset Funding Corp. matures 1/16/02..............       1.82          8,693,583
 15,000,000   Delaware Funding Corp. matures 1/15/02......................       1.82         14,989,383
 15,000,000   Discover Credit Corp. matures 1/22/02.......................       1.82         14,983,375
 10,000,000   Dorada Finance Inc. mature 1/7/02 to 1/9/02.................   1.80 to 1.81      9,996,166
 16,000,000   Gannett Corp. matures 1/24/02...............................       1.81         15,981,804
 13,200,000   General Electric Capital Corp. mature 2/14/02 to 2/21/02....   1.80 to 1.81     13,169,536
 17,300,000   Goldman Sachs & Co. mature 1/2/02 to 1/14/02................   1.79 to 1.82     17,294,191
  8,000,000   Harvard University matures 1/11/02..........................       1.81          7,996,156
 10,000,000   Hewlett Packard Co. matures 10/15/02........................       2.21         10,000,000
  4,700,000   Household Finance Corp. matures 1/2/02......................       1.80          4,699,765
 18,000,000   J.P. Morgan Chase & Co. mature 1/15/02 to 2/12/02...........   1.81 to 1.82     17,972,544
 10,000,000   Marsh & McLennan Co. Inc. matures 2/14/02...................       1.81          9,975,800
 15,000,000   May Department Stores Co. mature 1/3/02 to 1/4/02...........   1.79 to 1.80     14,997,923
  5,000,000   McDonald's Corp. matures 3/7/02.............................       1.85          5,000,000
  5,000,000   Merck & Co. Inc. matures 2/22/02............................       1.85          5,000,000
 15,000,000   National Australia Funding Inc. matures 1/2/02..............       1.79         14,999,238
 14,100,000   National Rural Utilities Coop Corp. mature 1/11/02 to
                1/25/02...................................................   1.81 to 1.82     14,085,830
 12,000,000   Old Slip Funding Corp. matures 2/20/02......................       1.80         11,965,833
 15,800,000   Preferred Receivable Funding mature 1/9/02 to 1/10/02.......   1.80 to 1.81     15,792,859
 10,000,000   Prudential Funding Corp. matures 1/3/02.....................       1.80          9,998,850
  5,290,000   Sheffield Receivable Funding matures 1/4/02.................       1.80          5,289,105
 15,400,000   Southern Co. mature 1/10/02 to 3/1/02.......................   1.80 to 1.82     15,379,704
 16,600,000   Toyota Motor Credit Corp. matures 1/28/02...................       1.81         16,577,217
  8,650,000   Tribune Corp. matures 1/29/02...............................       1.81          8,636,208
 10,000,000   Tyco Corp. matures 3/7/02...................................       1.80          9,965,694
 11,800,000   UBS Finance Inc. mature 1/2/02 to 1/14/02...................   1.79 to 1.82     11,795,324
 17,000,000   Windmill Funding Corp. mature 1/7/02 to 1/31/02.............   1.80 to 1.82     16,987,368
--------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $353,061,676*)...........                  $353,061,676
--------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
CCC and      balance, as predominantly speculative with respect to
CC           capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2001

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $299,781,053   $41,353,718   $1,036,606,562   $353,061,676
  Repurchase agreements, at cost.................    13,329,000     8,550,000      178,026,000             --
  Foreign currency, at cost......................           606            --               --             --
-------------------------------------------------------------------------------------------------------------
  Investments, at value..........................  $303,982,099   $40,493,015   $1,125,561,211   $353,061,676
  Repurchase agreements, at value................    13,329,000     8,550,000      178,026,000             --
  Foreign currency, at value.....................             8            --               --             --
  Cash...........................................           521            78               32         12,040
  Dividends and interest receivable..............     1,565,519       995,219          330,583        477,067
  Receivable for securities sold.................     2,414,351            --               --             --
  Receivable for Fund shares sold................            --        65,643               --             --
  Receivable from affiliate......................            --            --               --         24,036
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   321,291,498    50,103,955    1,303,917,826    353,574,819
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased...............    13,429,348        25,003               --             --
  Payable for Fund shares purchased..............       134,729            --        2,784,389             --
  Investment advisory fees payable...............       130,765        21,112          836,769         85,216
  Administration fees payable....................        15,728         2,534           66,465         16,378
  Dividends payable..............................            --            --               --        171,644
  Accrued expenses...............................        60,925        39,572          156,765         32,085
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................    13,771,495        88,221        3,844,388        305,323
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $307,520,003   $50,015,734   $1,300,073,438   $353,269,496
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital................................  $292,706,238   $50,941,132   $1,391,314,068   $353,269,496
  Undistributed net investment income............     9,496,187     3,856,654       13,273,079             --
  Accumulated net realized gain (loss) from
     security transactions, futures contracts and
     foreign currencies..........................     1,117,229    (3,921,349)    (193,468,358)            --
  Net unrealized appreciation (depreciation) of
     investments and foreign currencies..........     4,200,349      (860,703)      88,954,649             --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $307,520,003   $50,015,734   $1,300,073,438   $353,269,496
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...............................    19,779,815     5,535,596       21,559,696    353,269,496
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $15.55         $9.04           $60.30          $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2001

                                                        MANAGED      HIGH YIELD       CAPITAL        MONEY
                                                         ASSETS         BOND       APPRECIATION      MARKET
                                                         TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..........................................  $  8,845,454   $ 4,139,121   $  19,191,412   $9,793,954
  Dividends.........................................     2,604,167        36,063       6,554,899           --
  Less: Foreign withholding tax.....................        (9,025)           --        (226,857)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...........................    11,440,596     4,175,184      25,519,454    9,793,954
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3).................     1,624,707       220,088      11,070,829      821,964
  Administration fees (Note 3)......................       194,965        26,411         885,666      152,545
  Audit and legal...................................        27,000        22,089          46,999       18,172
  Custody...........................................        20,161        13,400          64,421       17,458
  Shareholder communications........................        18,000         5,000         120,001       20,956
  Shareholder and system servicing fees.............        13,098        16,076          15,801       17,212
  Pricing service fees..............................         6,001        11,000              --           --
  Trustees' fees....................................         4,000         4,032           4,000        5,107
  Registration fees.................................            --            --          28,246        1,421
  Other.............................................         1,007         2,544           8,564        4,014
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES....................................     1,908,939       320,640      12,244,527    1,058,849
  Less: Expense reimbursement (Note 3)..............            --            --              --      (44,028)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES......................................     1,908,939       320,640      12,244,527    1,014,821
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...............................     9,531,657     3,854,544      13,274,927    8,779,133
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4
AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*).................................     2,000,297    (1,792,878)   (151,852,985)       4,424
     Futures contracts..............................      (805,783)           --              --           --
     Foreign currency transactions..................        26,257       (12,102)             --           --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..........................     1,220,771    (1,804,980)   (151,852,985)       4,424
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments and Foreign
  Currencies:
     Security transactions..........................   (28,324,110)    1,566,211    (334,151,371)          --
     Foreign currency transactions..................          (697)       21,890          (5,586)          --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION)....................................   (28,324,807)    1,588,101    (334,156,957)          --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES............................   (27,104,036)     (216,879)   (486,009,942)       4,424
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...  $(17,572,379)  $ 3,637,665   $(472,735,015)  $8,783,557
-------------------------------------------------------------------------------------------------------------

* Except for Money Market Portfolio where the net realized gains are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2001

                                                   MANAGED      HIGH YIELD       CAPITAL            MONEY
                                                    ASSETS         BOND        APPRECIATION        MARKET
                                                    TRUST          TRUST           FUND           PORTFOLIO
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income........................  $  9,531,657   $ 3,854,544   $   13,274,927   $     8,779,133
  Net realized gain (loss).....................     1,220,771    (1,804,980)    (151,852,985)            4,424
  Change in net unrealized appreciation
     (depreciation)............................   (28,324,807)    1,588,101     (334,156,957)               --
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS................................   (17,572,379)    3,637,665     (472,735,015)        8,783,557
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income........................    (8,531,205)   (2,808,864)      (6,832,941)       (8,779,133)
  Net realized gains...........................   (18,962,162)           --               --            (4,424)
--------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..............................   (27,493,367)   (2,808,864)      (6,832,941)       (8,783,557)
--------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.............    10,722,755    21,125,087      155,455,168     1,413,988,096
  Net asset value of shares issued for
     reinvestment of dividends.................    27,493,367     2,808,864        6,832,941         8,851,893
  Cost of shares reacquired....................   (28,464,299)   (9,424,768)    (180,089,113)   (1,216,687,568)
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS........................     9,751,823    14,509,183      (17,801,004)      206,152,421
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..............   (35,313,923)   15,337,984     (497,368,960)      206,152,421
NET ASSETS:
  Beginning of year............................   342,833,926    34,677,750    1,797,442,398       147,117,075
--------------------------------------------------------------------------------------------------------------
  END OF YEAR*.................................  $307,520,003   $50,015,734   $1,300,073,438   $   353,269,496
--------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..........................................    $9,496,187    $3,856,654      $13,273,079                --
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.........................  $  8,531,653   $ 2,784,811   $    6,428,956   $   7,250,728
  Net realized gain (loss)......................    18,611,361      (920,676)     (31,138,192)         (1,418)
  Change in net unrealized appreciation
     (depreciation).............................   (33,025,421)   (1,612,588)    (482,637,257)             --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS.................................    (5,882,407)      251,547     (507,346,493)      7,249,310
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.........................    (6,657,915)   (2,577,225)        (753,754)     (7,249,310)
  Net realized gains............................   (40,976,346)           --      (76,132,705)             --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................   (47,634,261)   (2,577,225)     (76,886,459)     (7,249,310)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares..............    28,254,932     9,771,762      460,465,288     936,232,989
  Net asset value of shares issued for
     reinvestment of dividends..................    47,634,261     2,577,225       76,886,459       7,258,897
  Cost of shares reacquired.....................   (18,976,553)   (5,662,151)     (70,837,568)   (916,344,695)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...............................    56,912,640     6,686,836      466,514,179      27,147,191
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     3,395,972     4,361,158     (117,718,773)     27,147,191
NET ASSETS:
  Beginning of year.............................   339,437,954    30,316,592    1,915,161,171     119,969,884
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*..................................  $342,833,926   $34,677,750   $1,797,442,398   $ 147,117,075
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...........................................    $8,531,235    $2,823,838       $6,831,093              --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the capital accounts of the Managed Asset, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $9 was reclassified to paid in capital for the Managed Assets Trust. Additionally, a portion of accumulated net realized loss amounting to $134,581 was reclassified to paid in capital for the High Yield Bond Trust. Net investment income, net realized gains and net assets were not affected by these changes; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, High Yield Bond Trust may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and adviser to Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-adviser, 0.25% of the average daily net assets of MAT.

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, advisory fee calculated at an annual rate of 0.55% on the first $100,000,000, 0.50% on the next $400,000,000 and 0.45% on the amount over
$500,000,000 of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Funds' transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2001, each Portfolio paid transfer agent fees of $5,000 to TB&T.

     For the year ended December 31, 2001, Travelers Insurance reimbursed expenses of $44,028 for MMP.

     For the year ended December 31, 2001, Salomon Smith Barney Inc. and its affiliates received no brokerage commissions.

     At December 31, 2001, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Funds are employees of Citigroup or its affiliates.

     4.  INVESTMENTS

     During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Purchases...................................................  $185,999,061   $51,170,337   $954,295,115
-------------------------------------------------------------------------------------------------------
Sales.......................................................   190,400,330    40,169,525    484,830,573
-------------------------------------------------------------------------------------------------------

     At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 24,129,049   $1,314,665    $144,454,548
Gross unrealized depreciation...............................   (19,928,003)  (2,175,368)    (55,499,899)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $  4,201,046   $ (860,703)   $ 88,954,649
-------------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2001, the Funds did not hold any futures contracts.

     7.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds will realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2001, the Funds did not hold any purchased call or put option contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2001, the Funds did not hold any TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2001, HYBT and CAF had, for Federal income tax purposes, approximately $3,636,000 and $193,468,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                      FUND                          2002       2004       2007        2008           2009
-------------------------------------------------------------------------------------------------------------
High Yield Bond Trust............................  $38,000   $343,000   $142,000   $ 1,197,000   $  1,916,000
Capital Appreciation Fund........................       --         --         --    41,615,000    151,853,000
-------------------------------------------------------------------------------------------------------------

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2001   DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................          631,246          1,445,154
Shares issued on reinvestment...............................        1,769,200          2,556,858
Shares reacquired...........................................       (1,731,513)          (964,060)
---------------------------------------------------------------------------------------------------
Net Increase................................................          668,933          3,037,952
---------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................        2,305,052          1,076,429
Shares issued on reinvestment...............................          312,096            292,866
Shares reacquired...........................................       (1,035,325)          (616,716)
---------------------------------------------------------------------------------------------------
Net Increase................................................        1,581,823            752,579
---------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................        2,319,987          4,294,198
Shares issued on reinvestment...............................          114,685            739,364
Shares reacquired...........................................       (2,792,897)          (718,555)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         (358,225)         4,315,007
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................    1,413,988,096        936,232,989
Shares issued on reinvestment...............................        8,851,893          7,258,897
Shares reacquired...........................................   (1,216,687,568)      (916,344,695)
---------------------------------------------------------------------------------------------------
Net Increase................................................      206,152,421         27,147,191
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

              MANAGED ASSETS TRUST                 2001(1)     2000(1)      1999       1998       1997
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    $17.94      $21.12     $19.99     $17.65     $14.98
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.49        0.48       0.39       0.41       0.48
  Net realized and unrealized gain (loss)........     (1.40)      (0.71)      2.30       3.27       2.70
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     (0.91)      (0.23)      2.69       3.68       3.18
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income..........................     (0.46)      (0.41)     (0.39)     (0.47)     (0.12)
  Net realized gains.............................     (1.02)      (2.54)     (1.17)     (0.87)     (0.39)
--------------------------------------------------------------------------------------------------------
Total Distributions..............................     (1.48)      (2.95)     (1.56)     (1.34)     (0.51)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    $15.55      $17.94     $21.12     $19.99     $17.65
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................     (5.08)%     (1.62)%    14.22%     21.44%     21.31%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................  $307,520    $342,834   $339,438   $276,182   $223,870
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)....................................      0.59%       0.59%      0.60%      0.60%      0.63%
  Net investment income..........................      2.95        2.47       2.17       2.30       2.91
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        59%         56%        51%        74%        90%
--------------------------------------------------------------------------------------------------------

              HIGH YIELD BOND TRUST                2001(1)     2000(1)      1999       1998       1997
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............     $8.77       $9.47      $9.85      $9.89      $8.49
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.80        0.79       0.81       0.77       0.76
  Net realized and unrealized gain (loss)........      0.04       (0.70)     (0.38)     (0.13)      0.65
--------------------------------------------------------------------------------------------------------
Total Income From Operations.....................      0.84        0.09       0.43       0.64       1.41
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income..........................     (0.57)      (0.79)     (0.81)     (0.68)     (0.01)
--------------------------------------------------------------------------------------------------------
Total Distributions..............................     (0.57)      (0.79)     (0.81)     (0.68)     (0.01)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................     $9.04       $8.77      $9.47      $9.85      $9.89
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................      9.55%       0.97%      4.42%      6.56%     16.56%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................   $50,016     $34,678    $30,317    $28,088    $25,272
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)....................................      0.73%       0.83%      0.81%      0.82%      0.84%
  Net investment income..........................      8.79        8.74       8.85       8.42       9.04
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................       110%         80%       112%       147%       137%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

            CAPITAL APPRECIATION FUND              2001(1)           2000            1999            1998            1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    $82.01         $108.80          $72.74          $46.32          $36.72
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.61            0.29            0.04            0.06            0.19
  Net realized and unrealized gain (loss)........    (22.01)         (23.29)          38.08           28.07            9.41
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............    (21.40)         (23.00)          38.12           28.13            9.60
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income..........................     (0.31)          (0.04)          (0.07)          (0.18)             --
  Net realized gains.............................        --           (3.75)          (1.99)          (1.53)          (0.00)*
---------------------------------------------------------------------------------------------------------------------------
Total Distributions..............................     (0.31)          (3.79)          (2.06)          (1.71)          (0.00)*
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    $60.30          $82.01         $108.80          $72.74          $46.32
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................    (26.09)%        (21.88)%         53.52%          61.63%          26.14%
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)...............    $1,300          $1,797          $1,915            $891            $408
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)....................................      0.84%           0.83%           0.83%           0.85%           0.84%
  Net investment income..........................      0.91            0.30            0.07            0.18            0.54
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        47%             30%             37%             53%             89%
---------------------------------------------------------------------------------------------------------------------------
             MONEY MARKET PORTFOLIO                  2001            2000            1999            1998            1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............     $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------
Net investment income(4).........................     0.036           0.060           0.049           0.049           0.049
Distributions from net investment income.........    (0.036)         (0.060)         (0.049)         (0.049)         (0.049)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................     $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................      3.71%           6.18%           4.96%           5.08%           5.03%
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................  $353,269        $147,117        $119,970         $42,069         $13,494
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5).................................      0.40%           0.40%           0.37%           0.65%           0.57%
  Net investment income..........................      3.46            6.04            4.96            5.37            5.03
---------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(4) Travelers Insurance reimbursed Money Market Portfolio for $44,028, $47,023, $85,612 and $31,300 in expense for the years ended December 31, 2001, 2000, 1999 and 1997, respectively. If expenses were not reimbursed, the per share decreases to net investment income would have been $0.000**, $0.000**, $0.001 and $0.002, respectively, and the actual expense ratios would have been 0.42%, 0.44%, 0.50% and 1.39%, respectively.

(5) For the years ended December 31, 2001, 2000 and 1999, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

 *  Amount represents less than $0.01 per share.

 ** Amount represents less than $0.001 per share.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND AND MONEY MARKET PORTFOLIO:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio ("Funds") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                             /s/ KPMG LLP

New York, New York
February 8, 2002

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust or Fund hereby designates for the fiscal year ended December 31, 2001:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

        Managed Assets Trust........................................ 26.96%
        Capital Appreciation Fund.................................... 50.24

     - Total long-term capital gain distributions paid:

        Managed Assets Trust................................... $18,962,162

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

     Managed Assets Trust........................................... 22.26%
     Capital Appreciation Fund........................................ 1.28

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of investors who are primarily concerned with highest credit quality, current income and total return. The assets of the Portfolio will be invested in obligations of the United States, its agencies and instrumentalities.

For the year ended December 31, 2001, the Portfolio returned 5.82%, compared to 7.18% for the Merrill Lynch U.S. Treasury/Agency Master Index and 7.44% for a 50/50 blend of the Merrill Lynch U.S. Treasuries 15+ Years Index and the Merrill Lynch Mortgage Master Index.(1) Past performance is not indicative of future results.

In the fourth quarter of 2001, both the U.S. Treasury and Mortgage-Backed Securities ("MBS") markets dramatically changed course. In October, yields on the 10-year U.S. Treasury bond declined 36 basis points(2) to 4.23%. However, with stronger economic news and positive news about the war on terrorism beginning to appear in November, yields began an unrelenting climb, ending the quarter at 5.05%, which was a full 82 basis points above their lows. The pattern for MBS yields was similar, but slightly more volatile. The Fed continued to react to the September 11th attack, with three additional rate cuts during the quarter. Current forward London Interbank Offered Rate ("LIBOR")(3) are suggesting no further rate cuts will occur.

Gross Domestic Product ("GDP")(4) shrank 1.30% in the third quarter. We believe that when the final tally is completed the fourth quarter GDP will probably also be negative. Employment also continued to shrink, with a net loss of 943,000 non-farm jobs for the fourth quarter. Personal incomes fell 0.1% each month in September, October and November. Although consumer confidence rebounded strongly in October, it fell again in November. Christmas sales have also been reported as slow. On a more positive note, the National Association of Purchasing Managers Index(5), which reflects the general optimism or pessimism of manufacturers, improved steadily during the fourth quarter of 2001.

Looking ahead, the Portfolio is slightly long its duration target. The Portfolio also has a slight underweighting of Mortgage-Backed Securities, but remains overweight in spread products.(6)

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation by selecting investments -- primarily common stocks -- that meet the social criteria established for the Portfolio. The Portfolio's social criteria currently exclude companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or military defense related services or gambling services.

For the year ended December 31, 2001, the Portfolio returned negative 15.71%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(7) returned negative 11.88% for the same period. Past performance is not indicative of future results.

After nine straight years of positive stock market returns and some of the best individual years of performance, the U.S. stock market has now experienced two consecutive years of negative returns. The bursting of the Internet bubble in the spring of 2000 and the subsequent slowdown of U.S. economic growth have led to a general acknowledgement that the U.S. economy is indeed in a recession. The September 11th terrorist attacks provided another blow to a weak economy that was teetering

---------------

1 The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (Mortgage Backed Securities Index) tracks the performance of U.S. dollar- denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year). Please note that an investor cannot invest directly in an index.
2  A basis point is 0.01%, or one one-hundredth of a percent.
3 LIBOR is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including Adjustable Rate Mortgages (ARMs).
4 GDP is a market value of goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investment and net exports of goods and services.
5 The National Association of Purchasing Managers Index is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.
6 Fixed income securities that carry credit risk, i.e., securities other than U.S. Government Treasury obligations.
7 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
 44

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

between recovery and recession. Despite continued cuts in the federal funds rate ("fed funds rate")(8) and tax cuts and rebates, corporations continued to lower profit projections and lay off workers in the fourth quarter.

However, the three months ended December 31st were positive for the broad market and the Portfolio as well. The S&P 500 was up 10.70% for the quarter as news from Afghanistan was increasingly positive and investors started anticipating an economic recovery. The Portfolio was up 13.10% in the fourth quarter, outperforming the S&P 500 by 240 basis points.

The Portfolio moved into more growth and economically sensitive stocks earlier in the year, and that strategy paid off in the fourth quarter. We continued this movement through the end of the year. As a result, the Portfolio is now more evenly weighted in technology and slightly overweight in other economically sensitive sectors such as consumer durables and transportation. We believe the recent stock market gains show that more robust U.S. economic growth is possible in 2002. In this environment, we believe the companies that will prosper will continue to be high-quality growth companies and companies that are highly sensitive to changes in the economy.

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in equity and debt securities of companies in the utility industries.

For the year ended December 31, 2001, the Portfolio returned negative 23.00%. In comparison, the S&P 500 returned negative 11.88% for the same period. Past performance is not indicative of future results.

After enjoying a promising year in 2000, utility investors faced some tough circumstances in 2001. The year 2000 saw more new power plants developed, deregulation, new technologies in the industry and the introduction of sophisticated marketing and trading operations introduced by companies like Enron. (The Portfolio owned this company during the fourth quarter, but sold it in November, so it is not shown in the portfolio's Schedule of Investments as of December 31, 2001). All of these developments were heralded as solutions to the country's growing demand for electricity and an answer to the issues raised by the California energy crisis. Stock prices of the companies leading this movement in 2000 reflected great expectations and enthusiasm, and the S&P Utility Index(9) recorded phenomenal performance as a result.

Much has changed since the end of 2000. The economy weakened, new conservation efforts were put in place and new power plants came on-line. As a result, it appeared to many that California's energy crisis was solved (at least for the time being). Allegations of accounting improprieties and senior management misconduct led to the collapse of Enron, one of the largest companies in the industry. As a result, the entire utilities sector is being scrutinized.

While not immune to these issues, the Portfolio continued to perform better than the S&P Utility Index in a very difficult environment. In the fourth quarter, the S&P Utility Index was down 3.30% while the Portfolio was down 2.50%. For the year, the Portfolio fell 23.00% while the S&P Utility Index dropped 30.40%. Companies that performed well in the fourth quarter included merchants, along with coal and natural gas companies. Traditional electric utilities posted mildly positive results as investors continued to look for stable earnings and yields in this sector.

---------------

8 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
9 The S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

We continued to take advantage of a sell-off in high-quality companies during the period, increasing our ownership of companies such as El Paso Corp., Dominion Resources, Entergy Corp. and TXU Corp. We believe the valuations of these companies do not properly reflect their long-term growth potential.

Thank you for your investment in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. McLENDON
Heath B. McLendon
Chairman

January 10, 2002

The information provided in these commentaries represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 49 through 54 for a list and percentage breakdown of each of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of December 31, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/01 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/01                    5.82%
    Five Years Ended 12/31/01              7.57
    1/24/92* through 12/31/01              7.37



               CUMULATIVE TOTAL RETURN
               -----------------------
    1/24/92* through 12/31/01            102.70%



    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through December 31, 2001. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.)

[SECURITIES PORTFOLIO LINE GRAPH]

                                                                                                                   50% MERRILL
                                                                                                                   LYNCH U.S.
                                                                                                                 TREASURIES 15+
                                                                                                                 YEARS INDEX AND
                                                    LEHMAN BROTHERS                        MERRILL LYNCH U.S.      50% MERRILL
                              U.S. GOVERNMENT       GOVERNMENT BOND     CONSUMER PRICE      TREASURY/AGENCY      LYNCH MORTGAGE
                            SECURITIES PORTFOLIO        INDEX+               INDEX           MASTER INDEX+        MASTER INDEX+
                            --------------------    ---------------     --------------     ------------------    ---------------
1/24/92                           10000.00             10000.00            10000.00             10000.00            10000.00
12/92                             10790.00             10723.00            10275.00             10881.00            10443.00
12/93                             11813.00             11866.00            10557.00             12037.00            11378.00
12/94                             11147.00             11464.00            10840.00             11648.00            11096.00
12/95                             13869.00             13567.00            11115.00             13781.00            13065.00
12/96                             14071.00             13943.00            11484.00             14162.00            13590.00
12/97                             15846.00             15280.00            11679.00             15522.00            14877.00
12/98                             17463.00             16785.00            11866.00             17050.00            16158.00
12/99                             16724.00             16411.00            12220.00             16690.00            15534.00
12/00                             19155.00             18584.00            12635.00             18878.00            17450.00
12/31/01                          20270.00             20380.00            13126.00             20233.00            18748.00

+ It is the opinion of the management that the Merrill Lynch U.S.
  Treasury/Agency Master Index and an equally weighted average of the Merrill Lynch U.S. Treasuries 15+ Years Index and the Merrill Lynch Mortgage Master Index ("Composite Index") more accurately reflect the current composition of the Travelers Series Trust -- U.S. Government Securities Portfolio rather than the Lehman Brothers Government Bond Index. In future reporting, the Merrill Lynch U.S. Treasury/Agency Master Index and the Composite Index will be used as the basis of comparison of total return performance rather than the Lehman Brothers Government Bond Index.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/01 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/01                  (15.71)%
    Five Years Ended 12/31/01             10.34
    5/1/92* through 12/31/01              12.03



               CUMULATIVE TOTAL RETURN
               -----------------------
    5/1/92* through 12/31/01             200.00%



    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through December 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[STOCK PORTFOLIO LINE GRAPH]

                                                 SOCIAL AWARENESS STOCK                                   STANDARD & POOR'S 500
                                                        PORTFOLIO             CONSUMER PRICE INDEX                INDEX
                                                 ----------------------       --------------------        ---------------------
5/1/92                                                    10000                       10000                       10000
12/92                                                     10950                       10157                       10673
12/93                                                     11777                       10436                       11745
12/94                                                     11461                       10716                       11900
12/95                                                     15285                       10988                       14509
12/96                                                     18339                       11353                       17838
12/97                                                     23343                       11545                       23789
12/98                                                     30875                       11731                       30626
12/99                                                     35765                       12080                       37067
12/00                                                     35590                       12490                       33693
12/31/01                                                  30000                       12976                       27704

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/01 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/01                  (23.00)%
    Five Years Ended 12/31/01              7.20
    2/4/94* through 12/31/01               9.66



               CUMULATIVE TOTAL RETURN
               -----------------------
    2/4/94* through 12/31/01             107.28%



    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through December 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[UTILITIES PORTFOLIO LINE GRAPH]

                                                                                                          STANDARD & POOR'S 500
                                                   UTILITIES PORTFOLIO        CONSUMER PRICE INDEX                INDEX
                                                   -------------------        --------------------        ---------------------
2/4/94                                                  10000.00                    10000.00                    10000.00
12/94                                                   10170.00                    10205.00                    10072.00
12/95                                                   13149.00                    10464.00                    13852.00
12/96                                                   14638.00                    10811.00                    17031.00
12/97                                                   18340.00                    10995.00                    22712.00
12/98                                                   21680.00                    11171.00                    29240.00
12/99                                                   21662.00                    11504.00                    35390.00
12/00                                                   26917.00                    11895.00                    32168.00
12/31/01                                                20728.00                    12357.00                    26450.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2001
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 31.7%
$ 5,000,000   U.S. Treasury Notes, 3.000% due 11/30/03....................  $  5,005,080
              U.S. Treasury Bonds:
  2,000,000     11.250% due 2/15/15.......................................     3,061,954
  7,000,000     8.125% due 8/15/19 (c)....................................     8,840,237
  2,000,000     8.750% due 5/15/20........................................     2,680,626
  4,000,000     8.000% due 11/15/21.......................................     5,062,972
  4,000,000     7.250% due 8/15/22........................................     4,708,752
  4,000,000     7.625% due 11/15/22.......................................     4,897,188
  3,000,000     6.875% due 8/15/25........................................     3,423,753
  4,000,000     6.000% due 2/15/26........................................     4,123,752
  2,000,000     5.375% due 2/15/31........................................     1,972,502
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $44,380,763).....    43,776,816
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 52.2%
  3,000,000   Federal Home Loan Bank Certificates, 5.875% due 2/15/11.....     3,035,538
              Federal Home Loan Mortgage Corp. (FHLMC) Certificates:
    705,204     8.000% due 9/1/30.........................................       739,583
  2,665,178     7.000% due 1/15/31........................................     2,631,618
 11,645,899     6.500% due 5/15/31 (a)....................................    11,475,906
  7,000,000     6.000% due 12/1/99 (b)....................................     6,851,250
              Federal National Mortgage Association Bank Certificates:
  3,000,000     6.250% due 5/15/29........................................     3,001,638
  3,000,000     6.625% due 11/15/30.......................................     3,148,926
              Federal National Mortgage Association (FNMA) Certificates:
  6,629,418     5.500% due 6/1/16 (a).....................................     6,540,015
  3,224,225     6.000% due 9/1/16.........................................     3,235,308
  5,000,100     5.000% due 12/1/16 (a)....................................     4,821,996
  2,091,919     6.500% due 12/1/27........................................     2,104,994
  4,435,190     7.500% due 11/1/29 (a)....................................     4,616,017
  6,000,000     6.000% due 12/1/99 (b)....................................     5,865,000
              Government National Mortgage Association (GNMA)
                Certificates:
    985,967     9.000% due 9/15/09 (a)....................................     1,072,239
    422,729     8.500% due 7/15/18 (a)....................................       458,925
              Sallie-Mae (SLMA) Certificates:
  4,680,000     Zero coupon due 5/15/14...................................     1,707,666
  3,000,000     Zero coupon due 10/3/22...................................       796,860
  9,000,000   Tennessee Valley Authority Debentures, 7.125% due 5/1/30
                (c).......................................................     9,944,451
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $72,140,432)........    72,047,930
----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.1%
  1,793,343   FHLMC Series 1103, Class J, 8.500% due 6/15/21..............     1,908,036
  5,000,000   FNMA Series 2000-46, Class PB, 7.500% due 3/25/29...........     5,200,957
----------------------------------------------------------------------------------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost -- $6,953,607)......................................     7,108,993
----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $123,474,802)................   122,933,739
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.0%
 15,150,000   CS First Boston Corp., 1.700% due 1/2/02; Proceeds at
                maturity -- $15,151,429; (Fully collateralized by U.S.
                Treasury Bills, 0.000% due 6/13/02; Market
                value -- $15,453,376) (Cost -- $15,150,000)...............    15,150,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $138,624,802*)...........  $138,083,739
----------------------------------------------------------------------------------------

(a) Date shown represents the last in range of maturity dates.
(b) Security is traded on a "to-be-announced" basis (See Note 7).
(c) All or a portion of this security is segregated for "to-be-announced" trades.
 *   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 95.3%
--------------------------------------------------------------------------------------
CONSUMER STAPLES -- 9.2%
    30,000   Gillette Co.................................................  $ 1,002,000
     2,000   Hershey Foods Corp..........................................      135,400
    29,600   Kimberly-Clark Corp.........................................    1,770,080
    25,000   Kraft Foods Inc., Class A Shares............................      850,750
    52,700   The Kroger Co.*.............................................    1,099,849
    56,500   Sara Lee Corp. .............................................    1,255,995
    58,100   SYSCO Corp. ................................................    1,523,382
--------------------------------------------------------------------------------------
                                                                             7,637,456
--------------------------------------------------------------------------------------
CUSTOMER DISCRETIONARY -- 16.5%
    10,000   Adelphia Communications Corp., Class A Shares*..............      311,800
    31,100   AOL Time Warner Inc.*.......................................      998,310
    34,900   Black & Decker Corp. .......................................    1,316,777
    41,550   Brinker International, Inc.*................................    1,236,528
    22,500   Comcast Corp., Class A Shares*..............................      810,000
     7,500   Cox Communications, Inc., Class A Shares*...................      314,325
    37,000   Home Depot, Inc. ...........................................    1,887,370
    32,217   Kaufman & Broad Home Corp. .................................    1,291,902
    36,000   Lowe's Cos., Inc. ..........................................    1,670,760
    10,900   Stanley Works...............................................      507,613
     9,000   Univision Communications Inc., Class A Shares*..............      364,140
    34,300   Wal-Mart Stores, Inc. ......................................    1,973,965
    34,700   Wendy's International, Inc. ................................    1,012,199
--------------------------------------------------------------------------------------
                                                                            13,695,689
--------------------------------------------------------------------------------------
ENERGY -- 4.4%
    16,800   Anadarko Petroleum Corp. ...................................      955,080
    32,026   BP Amoco PLC ADR............................................    1,489,529
    24,800   Royal Dutch Petroleum Co. ADR...............................    1,215,696
--------------------------------------------------------------------------------------
                                                                             3,660,305
--------------------------------------------------------------------------------------
FINANCIALS -- 15.7%
    22,000   AMBAC Financial Group, Inc. ................................    1,272,920
    32,900   American Express Co. .......................................    1,174,201
    18,360   American International Group, Inc. .........................    1,457,784
    40,000   The Bank New York Co., Inc. ................................    1,632,000
    31,500   Bank One Corp. .............................................    1,230,075
     5,000   Capital One Financial Corp. ................................      269,750
     7,100   Freddie Mac.................................................      464,340
    16,315   Hartford Financial Services Group, Inc. ....................    1,025,071
    40,000   KeyCorp. ...................................................      973,600
     6,831   Marsh & McLennan Cos., Inc. ................................      733,991
    10,000   Morgan Stanley Dean Witter & Co. ...........................      559,400
     9,900   PNC Financial Services Group................................      556,380

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
FINANCIALS -- 15.7% (CONTINUED)
    25,000   Wells Fargo & Co. ..........................................  $ 1,086,250
     6,500   XL Capital Ltd., Class A Shares.............................      593,840
--------------------------------------------------------------------------------------
                                                                            13,029,602
--------------------------------------------------------------------------------------
HEALTHCARE -- 12.5%
    24,500   Amgen Inc.*.................................................    1,382,780
     8,400   C.R. Bard, Inc. ............................................      541,800
    14,700   Eli Lilly & Co. ............................................    1,154,538
    29,000   Johnson & Johnson...........................................    1,713,900
    27,000   Medtronic, Inc. ............................................    1,382,670
    18,300   Merck & Co., Inc. ..........................................    1,076,040
    38,000   Pfizer Inc. ................................................    1,514,300
     3,200   Sepracor Inc.*..............................................      182,592
    25,200   Tenet Healthcare Corp.*.....................................    1,479,744
--------------------------------------------------------------------------------------
                                                                            10,428,364
--------------------------------------------------------------------------------------
INDUSTRIALS -- 7.9%
    25,100   Automatic Data Processing, Inc. ............................    1,478,390
     6,500   Illinois Tool Works Inc. ...................................      440,180
    25,230   Southwest Airlines Co. .....................................      466,250
     4,000   SPX Corp.*..................................................      547,600
    40,527   Tyco International Ltd. ....................................    2,387,040
    22,700   United Parcel Services, Inc., Class B Shares................    1,237,150
--------------------------------------------------------------------------------------
                                                                             6,556,610
--------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 18.2%
    17,000   Altera Corp.*...............................................      360,740
    14,000   Amdocs Ltd.*................................................      475,580
    21,423   Anixter International Inc.*.................................      621,481
     5,000   Applied Materials, Inc.*....................................      200,500
    73,700   Cisco Systems, Inc.*........................................    1,334,707
    64,000   Compaq Computer Corp. ......................................      624,640
    30,000   Dell Computer Corp.*........................................      815,400
    18,300   Electronic Data Systems Corp. ..............................    1,254,465
    48,400   EMC Corp.*..................................................      650,496
       350   Inrange Technologies Corp., Class B Shares*.................        4,323
    66,700   Intel Corp. ................................................    2,097,715
    10,000   International Business Machines Corp. ......................    1,209,600
    17,800   JDS Uniphase Corp.*.........................................      154,504
     3,711   McData Corp., Class A Shares*...............................       90,919
    32,900   Microsoft Corp.*............................................    2,179,625
    15,000   Motorola, Inc. .............................................      225,300
    30,000   Nokia Corp. ADR.............................................      735,900
    64,900   Oracle Corp.*...............................................      896,269
    31,700   Sun Microsystems, Inc.*.....................................      389,910
    10,000   Texas Instruments Inc. .....................................      280,000
    30,000   Vishay Intertechnology, Inc.*...............................      585,000
--------------------------------------------------------------------------------------
                                                                            15,187,074
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
MATERIALS -- 4.7%
    22,400   Air Products & Chemicals, Inc. .............................  $ 1,050,784
    30,000   Alcoa Inc. .................................................    1,066,500
    20,000   E.I. du Pont de Nemours & Co. ..............................      850,200
    15,000   Engelhard Corp. ............................................      415,200
    10,000   Praxair, Inc. ..............................................      552,500
--------------------------------------------------------------------------------------
                                                                             3,935,184
--------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.4%
     3,000   ALLTEL Corp. ...............................................      185,190
    10,000   SBC Communications Inc. ....................................      391,700
    34,500   Sprint Corp. -- PCS Group*..................................      842,145
    21,750   Time Warner Telecom Inc., Class A Shares*...................      384,758
       614   WorldCom, Inc. -- MCI Group.................................        7,798
    15,364   WorldCom, Inc. -- WorldCom Group............................      216,325
--------------------------------------------------------------------------------------
                                                                             2,027,916
--------------------------------------------------------------------------------------
UTILITIES -- 3.8%
    50,100   The AES Corp.*..............................................      819,135
    19,983   El Paso Corp. ..............................................      891,442
    35,800   Mirant Corp.*...............................................      573,516
    35,900   The Williams Cos., Inc. ....................................      916,168
--------------------------------------------------------------------------------------
                                                                             3,200,261
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $70,531,511)....................   79,358,461
--------------------------------------------------------------------------------------
   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.7%
$3,931,000   Goldman, Sachs & Co., 1.680% due 1/2/02; Proceeds at
               maturity -- $3,931,367; (Fully collateralized by U.S.
               Treasury Bills, Notes, Bonds and Strips, 0.000% to 14.250%
               due 1/10/02 to 8/15/27; Market value -- $4,029,236)
               (Cost -- $3,931,000)......................................    3,931,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $74,462,511**)...........  $83,289,461
--------------------------------------------------------------------------------------

 *  Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 96.6%
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 12.5%
     3,000   ALLTEL Corp. ...............................................  $   185,190
    15,359   AT&T Corp. .................................................      278,612
     5,000   Broadwing Inc. (a)..........................................       47,500
    22,000   Qwest Communications International Inc. ....................      310,860
    30,000   SBC Communications Inc. ....................................    1,175,100
    24,000   Sprint Corp./Fon Group......................................      481,920
    20,000   Time Warner Telecom Inc. (a)................................      353,800
    28,100   Verizon Communications Inc. ................................    1,333,626
     2,024   Worldcom Inc. -- MCI Group..................................       25,705
    50,600   Worldcom Inc. -- Worldcom Group (a).........................      712,448
--------------------------------------------------------------------------------------
                                                                             4,904,761
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 54.0%
    55,000   The AES Corp. (a)...........................................      899,250
    20,000   Allegheny Energy, Inc. .....................................      724,400
    60,000   Calpine Corp. (a)...........................................    1,007,400
    32,000   Cinergy Corp. ..............................................    1,069,760
    28,806   Dominion Resources, Inc. ...................................    1,731,241
    15,095   DTE Energy Co. .............................................      633,084
    52,800   Duke Energy Co. ............................................    2,072,928
    25,000   Entergy Corp. ..............................................      977,750
    17,500   Exelon Corp. ...............................................      837,900
    42,500   FirstEnergy Corp. ..........................................    1,486,650
    15,600   FPL Group, Inc. ............................................      879,840
    42,900   Mirant Corp. (a)............................................      687,258
    53,000   Niagara Mohawk Holdings Inc. (a)............................      939,690
    52,000   NRG Energy, Inc. (a)........................................      806,000
    25,000   Pinnacle West Capital Corp. ................................    1,046,250
    24,000   PPL Corp. ..................................................      836,400
    18,000   Public Service Enterprise Group, Inc. ......................      759,420
    10,000   Reliant Resources, Inc. (a).................................      165,100
    15,000   The Southern Co. ...........................................      380,250
    31,300   TXU Corp. ..................................................    1,475,795
    65,750   Xcel Energy, Inc. ..........................................    1,823,905
--------------------------------------------------------------------------------------
                                                                            21,240,271
--------------------------------------------------------------------------------------
GAS UTILITIES -- 18.4%
    37,880   El Paso Corp. ..............................................    1,689,827
    27,800   Energen Corp. ..............................................      685,270
    22,500   Keyspan Corp. ..............................................      779,625
     5,000   Kinder Morgan, Inc. ........................................      278,450
    42,000   National Fuel Gas Co. ......................................    1,037,400
    40,000   NiSource Inc. ..............................................      922,400
    42,400   Sempra Energy...............................................    1,040,920
    36,400   Southwest Gas Corp. ........................................      813,540
--------------------------------------------------------------------------------------
                                                                             7,247,432
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
METALS AND MININGS -- 1.7%
    20,000   Arch Coal Inc. .............................................  $   454,000
     8,100   Peabody Energy Corp. .......................................      228,339
--------------------------------------------------------------------------------------
                                                                               682,339
--------------------------------------------------------------------------------------
MULTI-UTILITIES -- 6.7%
    10,000   Aquila, Inc. (a)............................................      171,000
    37,900   Dynegy Inc., Class A Shares.................................      966,450
    45,500   Sierra Pacific Resources....................................      684,775
    31,000   The Williams Cos. Inc. .....................................      791,120
--------------------------------------------------------------------------------------
                                                                             2,613,345
--------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 3.3%
    40,404   AT&T Wireless Services Inc. (a).............................      580,605
    30,000   Sprint Corp. (PCS Group) (a)................................      732,300
--------------------------------------------------------------------------------------
                                                                             1,312,905
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $37,948,838)....................   38,001,053
--------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(b)                       SECURITY                                     VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 1.1%
---------------------------------------------------------------------------------------------------
ELECTRIC/GAS -- 0.5%
$  200,000     A-         Arizona Public Service Co., 7.250% due 8/1/23...............      181,210
---------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.6%
   230,000     A-         MCI Communications Corp., 7.750% due 3/23/25................      221,713
---------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS (Cost -- $405,728)....................      402,923
---------------------------------------------------------------------------------------------------
                          SUB-TOTAL INVESTMENTS (Cost -- $38,354,566).................   38,403,976
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
   913,000                Goldman, Sachs & Co., 1.680% due 1/2/02; Proceeds at
                            maturity -- $913,085;
                            (Fully collateralized by U.S. Treasury Notes, Bonds, Bills and Strips, 0.000% to 14.250% due 1/10/02 to 8/15/27;
                            Market value -- $935,816) (Cost -- $913,000)..............      913,000
---------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100% (Cost -- $39,267,566**)...........  $39,316,976
---------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 55 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2001

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.................................     $123,474,802        $70,531,511       $38,354,566
  Repurchase agreements, at cost.......................       15,150,000          3,931,000           913,000
-------------------------------------------------------------------------------------------------------------
  Investments, at value................................     $122,933,739        $79,358,461       $38,403,976
  Repurchase agreements, at value......................       15,150,000          3,931,000           913,000
  Cash.................................................              729                757               897
  Dividends and interest receivable....................        1,205,197             61,424           103,330
  Receivable for Fund shares sold......................          195,040            249,854            66,300
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................      139,484,705         83,601,496        39,487,503
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................       12,790,938                 --                --
  Payable for Fund shares purchased....................          127,348            177,784                --
  Investment advisory fees payable.....................           34,668             43,564            21,330
  Administration fees payable..........................            6,392              4,243             1,664
  Accrued expenses.....................................           34,476             31,856            31,844
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................       12,993,822            257,447            54,838
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $126,490,883        $83,344,049       $39,432,665
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................     $121,476,623        $78,910,847       $41,307,182
  Undistributed net investment income..................        6,259,495            363,914         1,037,606
  Accumulated net realized loss from security
     transactions......................................         (704,172)        (4,757,662)       (2,961,533)
  Net unrealized appreciation (depreciation) of
     investments.......................................         (541,063)         8,826,950            49,410
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $126,490,883        $83,344,049       $39,432,665
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................       10,165,968          3,451,885         2,843,153
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $12.44             $24.14            $13.87
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2001

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................   $  6,673,935        $    181,153      $    211,321
  Dividends..............................................             --             790,453         1,214,147
  Less: Foreign withholding tax..........................             --             (11,317)               --
--------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................................      6,673,935             960,289         1,425,468
--------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)......................        363,929             498,797           311,552
  Administration fees (Note 2)...........................         67,042              48,930            28,759
  Audit and legal........................................         22,003              19,244            19,840
  Shareholder and system servicing fees..................         16,002              15,814            15,002
  Shareholder communications.............................         13,500               4,991             4,079
  Custody................................................          7,499               3,771             2,903
  Trustees' fees.........................................          4,000               3,989             4,000
  Pricing service fees...................................          1,902                  --               201
  Other..................................................          2,999                 601             1,008
--------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.........................................        498,876             596,137           387,344
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................      6,175,059             364,152         1,038,124
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales.................................    352,716,439          17,122,071         8,954,873
     Cost of securities sold.............................    351,149,613          21,028,766        11,916,406
--------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...............................      1,566,826          (3,906,695)       (2,961,533)
--------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
     Beginning of year...................................      1,301,929          19,228,383        10,468,870
     End of year.........................................       (541,063)          8,826,950            49,410
--------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)...     (1,842,992)        (10,401,433)      (10,419,460)
--------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS..................................       (276,166)        (14,308,128)      (13,380,993)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........   $  5,898,893        $(13,943,976)     $(12,342,869)
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                            FOR THE YEAR ENDED DECEMBER 31, 2001

                                                    U.S. GOVERNMENT    SOCIAL AWARENESS
                                                      SECURITIES            STOCK           UTILITIES
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income...........................   $  6,175,059        $    364,152      $  1,038,124
  Net realized gain (loss)........................      1,566,826          (3,906,695)       (2,961,533)
  Change in net unrealized appreciation
     (depreciation)...............................     (1,842,992)        (10,401,433)      (10,419,460)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS...................................      5,898,893         (13,943,976)      (12,342,869)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................     (4,359,413)           (345,874)         (855,489)
  Net realized gains..............................             --                  --        (2,174,214)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS.................................     (4,359,413)           (345,874)       (3,029,703)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares................     53,164,510          21,161,058        13,760,099
  Net asset value of shares issued for
     reinvestment of dividends....................      4,359,413             345,874         3,029,703
  Cost of shares reacquired.......................    (23,542,477)         (5,056,878)      (10,440,940)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.................................     33,981,446          16,450,054         6,348,862
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.................     35,520,926           2,160,204        (9,023,710)
NET ASSETS:
  Beginning of year...............................     90,969,957          81,183,845        48,456,375
-------------------------------------------------------------------------------------------------------
  END OF YEAR*....................................   $126,490,883        $ 83,344,049      $ 39,432,665
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:..........................................     $6,259,495            $363,914        $1,037,606
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                       U.S. GOVERNMENT   SOCIAL AWARENESS
                                                         SECURITIES           STOCK           UTILITIES
                                                          PORTFOLIO         PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income..............................   $  4,461,898       $   345,825       $   855,300
  Net realized gain (loss)...........................        688,169          (763,694)        2,258,147
  Change in net unrealized appreciation
     (depreciation)..................................      4,561,020           (91,892)        4,526,028
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS......................................      9,711,087          (509,761)        7,639,475
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................     (3,702,667)         (378,231)         (823,875)
  Net realized gains.................................             --          (843,976)          (53,040)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS...................     (3,702,667)       (1,222,207)         (876,915)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares...................     37,854,892        18,903,761        16,435,486
  Net asset value of shares issued for
     reinvestment of dividends.......................      3,702,667         1,222,207           876,915
  Cost of shares reacquired..........................    (18,218,713)       (5,448,872)       (7,031,666)
--------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.........................     23,338,846        14,677,096        10,280,735
--------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS...............................     29,347,266        12,945,128        17,043,295
NET ASSETS:
  Beginning of year..................................     61,622,691        68,238,717        31,413,080
--------------------------------------------------------------------------------------------------------
  END OF YEAR*.......................................   $ 90,969,957       $81,183,845       $48,456,375
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:...     $4,358,876          $345,636          $854,971
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 13 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, MFS Mid Cap Growth, MFS Research, MFS Value, and Zero Coupon Bond Fund Portfolio (Series 2005) Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., ("Citigroup"), acts as investment manager and adviser to U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, acts as investment manager and adviser to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SBFM an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SBFM investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SBFM. Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2001, each Portfolio paid transfer agent fees of $5,000 to TB&T.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the year ended December 31, 2001, Salomon Smith Barney Inc. and its affiliates received brokerage commissions of $897.

     At December 31, 2001, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                  USGS           SAS        UTILITIES
------------------------------------------------------------------------------------------------------
Purchases...................................................  $399,205,847   $35,070,639   $20,116,010
------------------------------------------------------------------------------------------------------
Sales.......................................................   352,716,439    17,122,071     8,954,873
------------------------------------------------------------------------------------------------------

     At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 USGS           SAS        UTILITIES
-----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 1,014,617   $14,772,679   $ 4,779,943
Gross unrealized depreciation...............................   (1,555,680)   (5,945,729)   (4,730,533)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $  (541,063)  $ 8,826,950   $    49,410
-----------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2001, the Portfolios did not hold any futures contracts.

     6.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2001, the Portfolios did not hold any purchased call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2001, USGS held TBA securities with a total cost of $12,790,938.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                YEAR ENDED          YEAR ENDED
                                                             DECEMBER 31, 2001   DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................     4,263,211            3,246,763
Shares issued on reinvestment...............................       351,566              330,595
Shares reacquired...........................................    (1,892,426)          (1,585,139)
--------------------------------------------------------------------------------------------------
Net Increase................................................     2,722,351            1,992,219
--------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................       817,078              649,867
Shares issued on reinvestment...............................        14,071               43,051
Shares reacquired...........................................      (202,423)            (188,862)
--------------------------------------------------------------------------------------------------
Net Increase................................................       628,726              504,056
--------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................       778,866              912,236
Shares issued on reinvestment...............................       189,593               52,890
Shares reacquired...........................................      (646,898)            (417,997)
--------------------------------------------------------------------------------------------------
Net Increase................................................       321,561              547,129
--------------------------------------------------------------------------------------------------

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2001, USGS, SAS and Utilities had, for Federal income tax purposes approximately $532,000, $4,043,000 and $944,000 respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

PORTFOLIO                                                      2007       2008        2009
---------------------------------------------------------------------------------------------
U.S. Government Securities Portfolio........................ $532,000         --           --
Social Awareness Stock Portfolio............................       --   $774,000   $3,269,000
Utilities Portfolio.........................................       --         --      944,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

U.S. GOVERNMENT SECURITIES PORTFOLIO               2001(1)      2000(1)     1999(1)       1998         1997
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............     $12.22     $ 11.30      $11.80       $11.65       $10.86
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........................       0.69        0.74        0.68         0.49         0.58
  Net realized and unrealized gain (loss).......       0.02        0.84       (1.18)        0.70         0.79
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............       0.71        1.58       (0.50)        1.19         1.37
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income.........................      (0.49)      (0.66)      (0.00)*      (0.50)       (0.58)
  Net realized gains............................         --          --          --        (0.54)          --
-------------------------------------------------------------------------------------------------------------
Total Distributions.............................      (0.49)      (0.66)      (0.00)*      (1.04)       (0.58)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................     $12.44      $12.22      $11.30       $11.80       $11.65
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................       5.82%      14.53%      (4.23)%      10.20%       12.62%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................   $126,491     $90,970     $61,623      $66,454      $35,279
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...................................       0.45%       0.48%       0.48%        0.45%        0.49%
  Net investment income.........................       5.55        6.46        5.97         5.31         6.10
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        327%        289%        164%         349%         208%
-------------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO                   2001(1)       2000(1)     1999(1)       1998         1997
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $28.76        $29.42      $25.92       $20.06       $15.76
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........................      0.11          0.14        0.13         0.10         0.15
  Net realized and unrealized gain (loss).......     (4.63)        (0.29)       3.93         6.30         4.15
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............     (4.52)        (0.15)       4.06         6.40         4.30
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income.........................     (0.10)        (0.16)      (0.09)       (0.12)          --
  Net realized gains............................        --         (0.35)      (0.47)       (0.42)          --
--------------------------------------------------------------------------------------------------------------
Total Distributions.............................     (0.10)        (0.51)      (0.56)       (0.54)          --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $24.14        $28.76      $29.42       $25.92       $20.06
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................    (15.71)%       (0.49)%     15.84%       32.27%       27.28%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................   $83,344       $81,184     $68,239      $39,482      $21,013
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...................................      0.74%         0.75%       0.80%        0.84%        0.98%
  Net investment income.........................      0.45          0.48        0.69         0.63         0.97
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        22%           33%         12%          14%          19%
--------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

UTILITIES PORTFOLIO                                 2001(1)      2000(1)      1999(1)       1998         1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................   $19.22       $15.91       $17.18       $15.29       $12.22
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........................     0.37         0.43         0.41         0.37         0.46
  Net realized and unrealized gain (loss).........    (4.65)        3.36        (0.36)        2.33         2.63
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............    (4.28)        3.79         0.05         2.70         3.09
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income...........................    (0.30)       (0.45)       (0.40)       (0.42)       (0.01)
  Net realized gains..............................    (0.77)       (0.03)       (0.92)       (0.39)       (0.01)
---------------------------------------------------------------------------------------------------------------
Total Distributions...............................    (1.07)       (0.48)       (1.32)       (0.81)       (0.02)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................   $13.87       $19.22       $15.91       $17.18       $15.29
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................   (23.00)%      24.26%       (0.08)%      18.21%       25.29%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................  $39,433      $48,456      $31,413      $32,909      $21,413
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3).....................................     0.81%        0.84%        0.88%        0.80%        1.06%
  Net investment income...........................     2.18         2.47         2.41         3.06         3.58
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................       20%          22%          10%          51%          68%
---------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio ("Portfolios") of The Travelers Series Trust ("Trust") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios of the Trust as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                              [KPMG LLP SIGNATURE]

New York, New York
February 8, 2002

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Trust ("Investment Company") are managed under the direction of the Investment Company's Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company Trustees and is available, without charge, upon request by calling the Investment Company's administrator at 1-860-842-9368.

                                                                                             NUMBER OF
                                                TERM OF                                      INVESTMENT
                                              OFFICE* AND                                   COMPANIES IN
                               POSITION(S)      LENGTH                                      FUND COMPLEX
        NAME, ADDRESS           HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN       OTHER TRUSTEESHIPS
           AND AGE                 FUND         SERVED             PAST FIVE YEARS           BY TRUSTEE        HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:
Knight Edwards                 Trustee        Since 1990    Of Counsel, Edwards & Angell,         5        Board of Managers of 6
154 Arlington Avenue                                        Attorneys                                      Variable Annuity
Providence, RI                                                                                             Separate Accounts of
Age 78                                                                                                     The Travelers Insurance
                                                                                                           Co.
Robert E. McGill, III          Trustee        Since 1990    Retired                               5        Lydall Inc.; Board of
295 Hancock Road                                                                                           Managers of 6 Variable
Williamstown, MA                                                                                           Annuity Separate
Age 70                                                                                                     Accounts of The
                                                                                                           Travelers Insurance Co.
Lewis Mandell                  Trustee        Since 1990    Professor, University of              5        Delaware North Corp.;
160 Jacobs Hall                                             Buffalo                                        Board of Managers of 6
Buffalo, NY                                                                                                Variable Annuity
Age 59                                                                                                     Separate Accounts of
                                                                                                           The Travelers Insurance
                                                                                                           Co.
Frances M. Hawk,               Trustee        Since 1991    Private Investor                      5        Board of Managers of 6
CFA, CPA                                                                                                   Variable Annuity
108 Oxford Hill Lane                                                                                       Separate Accounts of
Downingtown, PA                                                                                            The Travelers Insurance
Age 54                                                                                                     Co.
INTERESTED TRUSTEES:
Heath B. McLendon              Chairman and   Since 1995    Managing Director of Salomon         74        Drew University; M&T
Salomon Smith Barney Inc.      Trustee                      Smith Barney Inc. ("SSB");                     Bank; Board of Managers
125 Broad Street, 9th Floor                                 President and Director of                      of 6 Variable Annuity
New York, NY 10004                                          Smith Barney Funds Management                  Separate Accounts of
Age 68                                                      LLC ("SBFM") and Travelers                     The Travelers Insurance
                                                            Investment Adviser, Inc.                       Co.
                                                            ("TIA")
* Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                            NUMBER OF
                                               TERM OF                                      INVESTMENT
                                              OFFICE AND                                   COMPANIES IN
                               POSITION(S)      LENGTH                                     FUND COMPLEX
        NAME, ADDRESS           HELD WITH      OF TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN       OTHER TRUSTEESHIPS
           AND AGE                 FUND         SERVED            PAST FIVE YEARS           BY TRUSTEE        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
Lewis E. Daidone               Treasurer      Since 1996   Managing Director of SSB;           N/A        N/A
Salomon Smith Barney Inc.                                  Director and Senior Vice
125 Broad Street, 11th Floor                               President of SBFM and TIA
New York, NY 10004
Age 44
Irving P. David                Controller     Since 1996   Controller and Director of SSB      N/A        N/A
Salomon Smith Barney Inc.
125 Broad Street, 10th Floor
New York, NY 10004
Age 40
Ernest J. Wright               Secretary      Since 1994   Vice President and Secretary        N/A        N/A
Travelers Insurance Company                                of The Travelers Insurance
One Tower Square                                           Company ("Travelers")
Hartford, CT 06183
Age 61
Kathleen A. McGah              Assistant      Since 1995   Deputy General Counsel of           N/A        N/A
Travelers Insurance Company    Secretary                   Travelers
One Tower Square
Hartford, CT 06183
Age 51

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2001:

  -  Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:
     Social Awareness Stock Portfolio............................         100%
     Utilities Portfolio.........................................         100
  -  Total long-term capital gain distributions paid:

     Utilities Portfolio.........................................  $2,174,214

The following percentage of ordinary dividends paid from net investment income is derived from Federal obligations and may be exempt from taxation at the state level:

U.S. Government Securities Portfolio........................     30.61%

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                        SMITH BARNEY FUND MANAGEMENT LLC

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                               PFPC TRUST COMPANY

                      STATE STREET BANK AND TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Annual)(2-02)

THE TRAVELERS VARIABLE
PRODUCTS FUNDS
ANNUAL REPORTS
DECEMBER 31, 2001

                                                                [UMBRELLA LOGO]


                 THE TRAVELERS SERIES TRUST:

                 TRAVELERS QUALITY BOND PORTFOLIO
                 LAZARD INTERNATIONAL STOCK PORTFOLIO
                 MFS EMERGING GROWTH PORTFOLIO
                 FEDERATED HIGH YIELD PORTFOLIO
                 FEDERATED STOCK PORTFOLIO
                 DISCIPLINED MID CAP STOCK PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for The Travelers Series
Trust -- Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio and Disciplined Mid Cap Stock Portfolio ("Portfolio(s)")(1) for the year ended December 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategy. We hope you find this report to be useful and informative.

The Performance of The Travelers Series Trust for the Year Ended December 31, 2001(2)
-------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................             7.13%
Lazard International Stock Portfolio........................           (26.19)
MFS Emerging Growth Portfolio...............................           (36.18)
Federated High Yield Portfolio..............................             1.94
Federated Stock Portfolio...................................             1.67
Disciplined Mid Cap Stock Portfolio.........................            (4.02)

U.S. MARKET OVERVIEW

The 12-month period ended December 31, 2001, witnessed a battle between the positive influence of easier U.S. Federal Reserve Board ("Fed") monetary policy (i.e., a reduction in short-term interest rates) and the negative influence of deteriorating profitability and global business conditions. In the end, deteriorating fundamentals carried more weight, as the Standard & Poor's 500 Index ("S&P 500")(3) lost 11.88% of its value. The Fed cut rates 11 times during the year, lowering the federal funds rate ("fed funds rate")(4) 475 basis points.(5) After entering the year at 6.5%, the targeted fed funds rate finished the year at 1.75%. This extremely aggressive action suggests that the Fed realized that the unprecedented capital-spending boom created by the technology/telecommunications bubble of the previous two years had the potential to degenerate into a downward economic spiral led by lack of demand, instead of entering into a normal economic slowdown. The attacks of September 11th served to further muddy the picture, as an already dramatically weakening global economy was delivered a serious blow. Fortunately, the combination of monetary easing, an unflappable U.S. consumer willing to spend, and a fairly rapid response to the terrorist threat appear to have simply made the attacks an event that accelerated the economic slowdown that was already in place. We believe the markets' strong recovery late in the year signals that some form of a normal economic recovery will occur in early to mid-2002.

During the period, the overall investment-grade(6) bond market returned 8.52%, as measured by the Salomon Smith Barney Broad Investment Grade Bond Index ("Salomon Smith Barney Index").(7) Short-term investments, as represented by three-month U.S. Treasury Bills, returned 0.48% for the fourth quarter of 2001. (Past performance is not indicative of future results.) So in this volatile year for the markets, those investors who invested in bonds generally fared far better than those who ventured into the more speculative sectors of the stock market.

---------------
(1) The Portfolio is an underlying investment option of various variable annuity and variable life products.
(2) The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity or life contracts, such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
(3) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(4) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate is often an indicator of the direction of U.S. interest rates.
(5) A basis point is 0.01% or one one-hundredth of a percent.
(6) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's
    Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.
(7) The Salomon Smith Barney Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

INTERNATIONAL MARKETS OVERVIEW

The acceleration of the global economic downturn hurt corporate earnings and weighed on non-U.S. markets throughout 2001. The Morgan Stanley Capital International Europe, Australasia and Far East Index GDP Weighted ("MSCI EAFE")(8) fell more than 20% during 2001, its second consecutive year of decline; this marked the first two-year drop for the index since the early 1980s. While the market weakness of 2000 was concentrated in the highly valued technology and telecommunications sectors, the decline in 2001 saw significant losses across all sectors in the MSCI EAFE. The economic outlook had been a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11th terrorist attacks. Stock markets reached their lows for the year in the aftermath of the attack, with companies more directly affected by the economic cycle bearing the brunt of the selling. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The upswing was based on renewed confidence that the global economy will experience a strong recovery during 2002.

TRAVELERS QUALITY BOND PORTFOLIO

The Travelers Quality Bond Portfolio ("Portfolio") seeks current income, moderate capital volatility and total return.

For the year ended December 31, 2001, the Portfolio returned 7.13%. In comparison, the Lehman Brothers Intermediate Government/Corporate Bond Index(9) returned 8.96% for the same period. Past performance is not indicative of future results.

2001 was a volatile year, to say the least, with many high-grade securities falling to distressed levels overnight. The Portfolio's underperformance was mainly driven by the volatility caused by the September 11th attacks and by the Portfolio's exposure to Enron Corp., which filed for bankruptcy in mid-December. Our best performing position was in the corporate telecommunications sector. Telephone company spreads had become very wide in response to expensive 3G expansion plans in Europe. The most-leveraged companies managed this challenge successfully, sold assets, and issued equity to deliver reduced leverage and risk by the end of 2001.

We expect the unprecedented fiscal and monetary stimulus and lower oil prices will lead to a recovery in the second half of 2002. Starting in 2002, we plan to hold an overweight corporate mindset and to remain diligent in choosing undervalued products and seeking issues with total return potential.

LAZARD INTERNATIONAL STOCK PORTFOLIO

The Lazard International Stock Portfolio ("Portfolio") seeks capital appreciation by investing primarily in the stocks of non-U.S. companies (i.e., those companies that are incorporated or organized outside the U.S.).

For the year ended December 31, 2001, the Portfolio returned a negative 26.19%. In comparison, the MSCI EAFE returned a negative 22.20% for the same period. Past performance is not indicative of future results.

Within the Portfolio, holdings in the technology and telecommunications sectors outperformed those in the MSCI EAFE due to their solid valuation support and proven business models. In addition, the Portfolio benefited from opportunistic actions taken in the aftermath of the September 11th attacks. For instance, we initiated a position in Telecom Italia S.p.A. in late September, due to its dominant wireless franchise and a favorable regulatory environment in its fixed line business.

However, the economic downturn did have a detrimental effect on several companies within the Portfolio that are aggressively restructuring to improve their financial productivity. Companies that have low current profitability but the potential to improve through restructuring have always played a role in our relative value strategy, and have been some of our best performers over the years. We believe the key is to identify companies with viable products but a bloated cost structure, where management is truly committed to taking the difficult steps to improve profitability. However, an economic downturn makes it much more difficult to implement a major restructuring initiative successfully. Our Japanese holdings, many of which are engaged in restructuring, have been particularly hard hit, as the global slowdown has driven the already weak Japanese economy into a severe recession. In the case of some of the Japanese financial companies, the effects of the

---------------

(8) The MSCI EAFE consists of the equity total returns for Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product. Please note that an investor cannot invest directly in an index.

(9) The Lehman Brothers Intermediate Government/Corporate Bond Index is a broad measure of bonds with maturities up to ten years. Please note that an investor cannot invest directly in an index.
 2

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

economic slowdown have been exacerbated by management's lack of resolve in following through on their cost reduction plans. As a result, we sold holdings such as Mizuho.

In recent months, the Portfolio has shifted capital out of companies engaged in major restructuring into companies with a more consistent history of financial productivity in a variety of environments. For instance, we recently added U.K. pharmaceutical company GlaxoSmithKline PLC to the portfolio. GlaxoSmithKline PLC is a premier research organization with a long history of profitably bringing innovative drugs to market, and we believe its valuation relative to its peers and the overall market is attractive. We also initiated positions in Altadis, S.A. and Imperial Tobacco Group PLC, tobacco manufacturers with consistently strong returns, the valuations of which we do not believe reflect the improvement in the tobacco litigation environment. We also added UBS AG, the Swiss bank, to the Portfolio. The company has a history of consistent returns driven by its private banking business, and the acquisition of Paine Webber will strengthen its position in U.S. investment banking. We feel our changes position the Portfolio well going forward, and we expect a return to an environment more conducive to our relative value style and our record of generating strong returns in a variety of asset classes and market environments.

MFS EMERGING GROWTH PORTFOLIO

The MFS Emerging Growth Portfolio ("Portfolio") seeks to provide long-term growth of capital.

For the year ended December 31, 2001, the Portfolio returned a negative 36.18%. In comparison, the Russell 3000 Growth Index ("Russell 3000 Growth")(10) and the S&P 500 posted total returns of negative 19.63% and negative 11.88%, respectively, for the same period. Past performance is not indicative of future results.

SPECIAL NOTICE TO SHAREHOLDERS

Effective March 1, 2001, Dale A. Dutile, John E. Lathrop, and David E. Sette-Ducati were added as co-managers of the Portfolio, with general oversight by John W. Ballen.

Effective with the June 30, 2001, semi-annual report, the Portfolio's benchmark was changed to the Russell 3000 Growth because we feel this index more accurately reflects the multi-cap aggressive growth nature of the Portfolio. Previously, the Portfolio' indices were the Russell 2000 Index(11) and the S&P 500.

PORTFOLIO UPDATE

When choosing investments for the Portfolio, we look to invest in what they believe to be long-term winners by emphasizing companies that have breakthrough technologies and that are in markets with high barriers to entry. We also look for companies that have strong intellectual property positions, talented management teams, and accelerating fundamentals. Because we favor companies that are rapidly gaining market share in high-growth markets, we look not only at individual companies, but also industry fundamentals.

We believe our underperformance over the period was primarily a result of our holdings in technology, which was the worst performing sector in a difficult market environment. Even outside technology, the market was particularly difficult for aggressive growth investors across all sectors. We remained true to our mandate -- which is to be an aggressive growth fund -- at a time when our style was out of favor. Although that hurt performance over the period, our experience has been that the best long-term returns come from staying true to one's style across market cycles.

We think that high performance by technology companies is likely to resume after this downturn. Four or five years ago, major corporations looked at investment in technology as merely a way to save costs and improve productivity, but today, technology is viewed as an absolute necessity for driving earnings and staying competitive. Technology has remained the largest weighting in the Portfolio because we're long-term investors, and we think the corporate appetite for technology has

---------------

(10) The Russell 3000 Growth measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. Please note that an investor cannot invest directly in an index.

(11) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

only temporarily been put on hold. We would suggest that the market rally we witnessed at the end of the period seemed to support our view, as the technology sector enjoyed some of the strongest gains.

That being said, our approach toward technology has changed over the period. A year or two ago, the companies that were growing faster and were doing better as investments were some of the smaller, newer companies that had niche products. Large corporations were willing to create their own customized solutions using products and services from several different technology providers.

Today, customers are less willing to spend the time and money to integrate niche products. We believe a company such as Microsoft Corp. is better positioned, because it offers a full product set that's more of a turnkey solution -- pull it out of the box, and plug it in.

Consequently, we've repositioned our technology holdings into companies that we view as having established customer bases, established brands, and a comprehensive set of products.

We've also found opportunities in the healthcare sector. Our research uncovered a number of smaller, specialty pharmaceutical companies that we believe have attractive product pipelines or have recently gotten compelling products approved or launched. We have also invested in medical lab companies to participate in a trend by hospitals and doctors to outsource tests to companies that can offer economies of scale.

Advertising-sensitive media firms and business services companies were two other large concentrations in the portfolio. Advertising has historically been one of the first expenses that corporations cut in a slowing economy, and that is exactly what happened in 2001. This hurt the stocks of media firms, including companies that we view as industry leaders. We used the downturn to buy these stocks opportunistically at what we felt were attractive prices. Our expectation is that advertising spending will rebound in a recovering economy and the market will favor these industry leaders, some of which have been gaining market share in the downturn.

In the business services area, we invested in a number of transaction processors. These are firms that offer outsourced services to other companies, such as payroll and credit card processing. In part because they offer services that help cut costs for their clients, these firms have performed relatively well in the economic downturn.

Looking at the broader perspective of the overall market, our view is that the events of September 11th delayed the economic rebound we had hoped to see in late 2001 or the first half of 2002. In the aftermath of the terrorist attacks, many corporations froze their budgets and canceled or postponed planned spending. From a market perspective, we think investors have generally looked at the events as only delaying a recovery in the economy and in corporate spending. After an initial dip, both the market and the portfolio experienced strong performance in the final quarter of 2001. In fact, at the end of the period, most market indices were in fact higher than they had been on the day before the attacks.

Because we do not think September 11th changed the long-term outlook for most of the companies in our portfolio, there has been no significant change in our strategy or in the way we invest.

FEDERATED HIGH YIELD PORTFOLIO

The Federated High Yield Portfolio ("Portfolio") seeks high current income by investing primarily in lower-quality fixed-income securities.

For the 12-month period ended December 31, 2001, the high yield market underperformed the investment-grade bond market. The high-yield market, as measured by the Lehman Brothers High Yield Bond Index ("Lehman High Yield Index")(12), returned 5.28% for 2001, while the Portfolio returned 1.94% for the period, not including sales charges. Comparatively, the investment grade bond market, measured by the Lehman Brothers Aggregate Bond Index(13), returned 8.44% over the same period. However, the Portfolio did outperform the average of the Lipper(14) Variable Annuity High Yield Universe, which had a return of 1.18% during the year. Past performance is not indicative of future results.

---------------

(12) The Lehman Brothers High Yield Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-dominated, nonconvertible and have an outstanding par value of at least $100 million. Please note that an investor cannot invest directly in an index.
(13) The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The Index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot invest directly in an index.
(14) Lipper is a major fund tracking organization.
 4

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The high yield market began 2001 with a strong rally, driven largely by investor perception that the aggressive rate-cutting action by the Fed would lead to a "soft landing" for the economy. As the end of the first quarter approached and corporate earnings were released, however, it became apparent that the economy was, in fact, in a recession. From the standpoint of the high yield market, a slowing economy has tended to create several exogenous effects, which conspire to put pressure on performance. The first effect of a recession has been lower corporate profits, which limits access to new capital as commercial banks tightened lending standards and the equity market closed to companies with high levels of debt. Ultimately, in this economic environment, only those companies that are able to downsize and remain profitable at lower operating levels are able to survive. Companies that cannot "right size" eventually default and are reorganized.

Not surprisingly, the default rate for the high yield market increased in 2001 and is expected to be approximately 10% for the year. The last time the annual default rate reached these levels was at the end of the last recession in 1991, when the rate was 10.3%.

The limited access to fresh capital had a strong negative impact on companies within the wireline telecommunications and the European cable television sectors. These businesses, which are in the early stages of their lifecycles, have a large need for capital to build-out infrastructure over the next several years. With access to new capital cut off, they have had to significantly alter their business plans, resulting in a large decline in the valuation of these enterprises. Many of the weaker companies in these industries ultimately defaulted in late 2000 and early 2001. For example, McLeod Communications, Inc. and XO Communications, Inc., are currently negotiating with bondholders on out-of-court debt restructurings. Also Level 3 Communications and affiliates of United Pan-Europe Communications conducted Dutch Auctions and repurchased large amounts of debt at deep discounts.

The Portfolio's underweighting in BB-rated securities was the main reason for its underperformance versus the Lehman High Yield Index. At the beginning of 2001, 23.83% of the Portfolio was invested in securities rated BB- or higher. By the end of 2001, the Portfolio had increased its exposure to 31.51% of net assets invested in BB- or higher rated securities. By comparison, 36.63% BB-rated securities comprised the Lehman High Yield Index at the beginning of 2001 and 46.04% at the end of the year. The increase in the BB sector of the index is largely attributable to new issues during 2001, which were primarily higher quality credits, and a large number of former investment grade companies that were downgraded to junk status. BB-rated securities outperformed B-rated securities by 9.17%, due primarily to the heightened credit concerns as the economy continued to weaken. The Portfolio's overweight in deferred interest securities also had a negative impact on performance.

The Portfolio's performance was also negatively affected by its overweighting, relative to the Lehman High Yield Index, to the telecommunications market. For the year, the wireline sector, as measured by the Lehman High Yield Index, had a return of negative 48.92%. Approximately 1.44% of the Portfolio's beginning wireline exposure was to intermedia communications, which was acquired by Worldcom, Inc. and was sold at various prices over the course of the year near and above par. The Portfolio aggressively sold off exposure in the wireline segment, primarily in March through May. At year-end, the Portfolio's exposure to wireline telecommunications was approximately 1.60%, compared to 3.14% for the Lehman High Yield Index. The Portfolio's primary wireline holdings include Level 3 Communications, XO Communications, Call-Net Enterprises, Inc., Global Crossing, Inc. and McLeodUSA, Inc.

Other than telecommunications, Portfolio actions taken during the year focused on increasing exposure to non-cyclical sectors and upgrading credit quality. To a lesser extent, the Portfolio purchased deeply discounted bonds in companies that were experiencing a slow-down in business as a result of the economic environment, but where we felt they had the wherewithal to survive and prosper when the economy ultimately recovers. Sectors where we increased exposure included utilities, healthcare and consumer non-durables. Companies within these sectors included: Calpine Corp., CMS Energy Corp. and in the Utilities sector; Caithness Coso Fund Corp. in the financials-diversified services sector; Alliance Imaging, Inc. and Manor Care, Inc. in the Healthcare sector; and William Carter Co. and Michaels Stores Inc. in the consumer non-durables sector. Recently, we have begun to reposition the Portfolio for an improving economy. Exposure has been increased in more cyclical industries, but in companies with higher credit quality. In some cases the companies are currently rated investment grade, but are trading at yields that are attractive in comparison to the BB sector of the market. For example, in the automotive sector we have increased exposure in companies such as Arvin Meritor and Dana Corp., in hotels we have increased exposure in Hilton Hotels Corp. and Starwood Lodging, and in broadcasting we have added exposure in Liberty Media and AMFM Inc.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

We expect economic activity to improve as 2002 unfolds given the substantial monetary and fiscal policy stimulus that occurred in 2001. However, the first quarter will most likely remain somewhat weak. We believe that default rates have already peaked and will fall throughout 2002. These factors should lead to tightening yield spreads and good relative performance for high yield securities. We continue to seek issuers that can survive until business conditions improve and that offer attractive risk/return opportunities. We are maintaining positions in stable performers in the healthcare and consumer non-durable sectors while looking to be more aggressive in high quality issuers in more economically sensitive sectors like auto suppliers and hotel operators. Given the difficult economic situation, individual security selection will be crucial to good performance in 2002.

FEDERATED STOCK PORTFOLIO

The Federated Stock Portfolio ("Portfolio") seeks to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies. These companies generally are believed to be leaders in their industries and have sound management teams and the ability to finance future growth.

For the year ended December 31, 2001, the Portfolio returned 1.67%, outperforming the S&P 500 for the year, which returned negative 11.88%. The Portfolio's performance versus peer mutual funds was also favorable, as the Average Lipper Variable Annuity Multi-Cap Value Fund returned a negative 0.22% for the year. Aiding relative performance for the year was an underweight position in the poor performing technology sector, as well as favorable security performance in the industrials, technology, energy and utilities sectors.

The disconnect between deteriorating corporate fundamentals and optimism regarding future profitability leads us to approach 2002 with caution. We are more optimistic now regarding rationality in the marketplace given the massive share price declines that we have seen in technology and telecommunication services over the past two years. We also believe that the huge disparities between growth and value strategies that have occurred over the past four years will be much more muted going forward. Investors have deflated the mega-capitalization premium balloon that was so prevalent during 1998 and 1999. In fact, the deflation was so violent that the multiple premiums awarded to large cap stocks are now back to historical average levels. Our caution regarding the equity markets is based on valuation, which still trends above historical averages for some sectors. The S&P information technology sector currently trades at a price-to-sales ratio of 3 times, which is well above its 15-year average of 1.4 times. We believe that the strong move upward by technology shares during the fourth quarter, in spite of continued deterioration in business fundamentals, is a bear market rally in a secular trend toward normal valuation levels. Within the S&P 500, the valuation argument still favors value strategies as the relative price-to-earnings multiple of the S&P Barra Value Index(15) versus the S&P Barra Growth Index(16) is below historical averages. Our strategy for 2002 remains the same; we will continue to utilize our investment disciplines to seek out undervalued leading companies for addition to the portfolio and eliminate those with weakening fundamentals or overvaluation.

DISCIPLINED MID CAP STOCK PORTFOLIO

The Disciplined Mid Cap Stock Portfolio ("Portfolio") seeks growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks.

The Portfolio is managed to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage the Portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's Mid Cap 400 Index ("S&P 400")(17). The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.


---------------

(15) The S&P Barra Value Index is a capitalization-weighted index composed of stocks of the S&P 500 with higher book-to price ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.
(16) The S&P Barra Growth Index is a capitalization-weighted index composed of stocks of the S&P 500 with lower book-to price ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.
(17) S&P 400 is a market value weighted index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

For the year ended December 31, 2001, the Portfolio had a total return of negative 4.02%, lagging the negative 0.62% total return of S&P 400. The Portfolio's performance was comparable to the negative 3.9% median return achieved by variable annuity stock funds in the Lipper Mid Cap Category. Past performance is not indicative of future results.

The performance of the U.S. equity market in 2001 reflected the tug-of-war between the pessimism of an unfolding recession on one hand and the optimism for a quick recovery based on substantial monetary and fiscal stimulus. Early in 2001, aggressive easing by the Fed sparked a rally in the stock market in both January and April but then a slew of downward earnings revisions sent stock prices sharply lower in February, March and May. The second half of the year proved to be quite eventful as the market experienced significant volatility from exogenous forces related to terrorism and endogenous influences triggered by policy decisions.

The technology sector performed poorly in 2001, while defensive and interest-rate sensitive sectors fared well as interest rates fell for most of the year. Value stocks performed significantly better than growth stocks. Our stock selection was unfavorable in the technology sector in the first half of 2001, favorable in the financial services sector in the middle of the year, and adverse in the consumer discretionary sector at the end of the year.

Our stock selection models have produced neutral to negative results relative to the benchmark over this period. The earnings, valuation and momentum components of our model have not generated consistent positive excess returns in a rapidly changing environment. In the recent recovery, market cap and beta were important factors as stocks in the lowest size quintile and the highest beta quintile significantly outperformed the large cap universe. Our conservative style of management does not lend itself to overweighting these types of speculative stocks.

Our performance fell short primarily in January, when low market capitalization and low price stocks rose sharply to outperform the largest size quintile stocks within the S&P 400 universe by a wide margin. Our approach to mid-cap investing is conscious of the liquidity and bankruptcy risks involved in smaller-cap stocks. Although we match our average size exposure to the benchmark, we were modestly underweight in the lower size quintile stocks and lagged the benchmark as a result.

In early 2001, we were hurt in the technology sector by not owning several low price stocks, such as Legato Systems Inc. and Informix, which rose by more than 100%. Negative earnings pre-announcements at Acxiom Corp., International Rectifier Corp. and Wind River Systems, Inc. hurt performance. We also lost ground from underweight positions in several semiconductor and software stocks such as Vitesse Semiconductor Corp., Jabil Circuit, Inc., Concord EFS, Inc. and Qlogic, which rose sharply in early April on the heels of the fourth fed funds rate cut.

In the financial services sector at mid-year, we were helped by strong performance from several regional banks, such as Hibernia Corp., Class A Shares, TCF Financial Corp. and City National Corp., as investors hoped for an economic recovery. We also gained from avoiding earnings disappointments of Silicon Valley Bancshares and Ambac Financial Group, Inc.

In the strong consumer discretionary sector, our gains in retailer Williams-Sonoma, Inc. and casino operator Mandalay Resort Group were more than offset by weakness in BJ's Wholesale Club, Inc. and Barnes & Noble, Inc., which reported lower revenue and earnings guidance going forward. In December, we were again underweight in several lower quality stocks, such as Mohawk Industries, Inc., International Gaming Technology and Emmis Communications Corp., which registered strong gains. We were also hurt by an overweight position in Covanta Energy Corporation, which fell sharply on its announcement to explore all options to maximize shareholder value as it was faced with a cash crunch.

The recent sharp recovery in stock prices has at times been tempered with some elements of caution based on prospects of weaker earnings in the short term. It remains to be seen if the stimulative influences get the economy going or if the recent rally proves to be yet another false start similar to others experienced earlier in 2001.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

In summary, we think the U.S. economy will begin a slow and steady recovery in early 2002, which may gain significant momentum heading into 2003 as the equity market regains its strength and the Fed strives to promote a lasting economic recovery. We are cautiously optimistic for the coming year and believe investors should maintain a long-term outlook as they await economic improvements.

Thank you for your investment in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 31, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 12 through 46 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of Portfolios' holdings is as of December 31, 2001, and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TRAVELERS QUALITY BOND PORTFOLIO AS OF 12/31/01 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Year Ended 12/31/01                     7.13%
  Five Years Ended 12/31/01               6.13
  8/30/96* through 12/31/01               6.43
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  8/30/96* through 12/31/01              39.44%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 2001. The Lehman Brothers Intermediate Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.
[Travelers Quality Bond Performance Graph]

                                                                                                   LEHMAN BROTHERS INTERMEDIATE
                                                              TRAVELERS QUALITY BOND PORTFOLIO   GOVERNMENT/CORPORATE BOND INDEX
                                                              --------------------------------   -------------------------------
8/30/96                                                                $  10000.00                        $  10000.00
12/96                                                                     10356.00                           10388.00
12/97                                                                     11095.00                           11624.00
12/98                                                                     12036.00                           13004.00
12/99                                                                     12168.00                           13055.00
12/00                                                                     13015.00                           14376.00
12/31/01                                                                  13944.00                           15664.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- LAZARD INTERNATIONAL STOCK PORTFOLIO AS OF 12/31/01 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Year Ended 12/31/01                   (26.19)%
  Five Years Ended 12/31/01              (0.62)
  8/1/96* through 12/31/01                0.86

            CUMULATIVE TOTAL RETURN
            -----------------------
  8/1/96* through 12/31/01                4.76%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 1, 1996, assuming reinvestment of dividends, through December 31, 2001. The Morgan Stanley Capital International ("MSCI") EAFE GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product. [Lazard International Stock Performance Graph]

                                                                 LAZARD INTERNATIONAL STOCK
                                                                         PORTFOLIO                 MSCI EAFE GDP WEIGHTED INDEX
                                                                 --------------------------        ----------------------------
8/1/96                                                                 $  10000.00                       $   10000.00
12/96                                                                     10807.00                           10515.00
12/97                                                                     11696.00                           11122.00
12/98                                                                     13168.00                           14092.00
12/99                                                                     16036.00                           18460.00
12/00                                                                     14192.00                           15593.00
12/31/01                                                                  10476.00                           12132.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS EMERGING GROWTH PORTFOLIO AS OF 12/31/01 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Year Ended 12/31/01                   (36.18)%
  Five Years Ended 12/31/01               7.95
  8/30/96* through 12/31/01               8.61
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  8/30/96* through 12/31/01              55.43%
  * Commencement of operations.

This chart assumes an initial
investment of $10,000 made on
August 30, 1996, assuming
reinvestment of dividends, through
December 31, 2001. The Standard &
Poor's 500 Index is an unmanaged
index composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and over-the-
counter markets. The Russell 2000
Index is a capitalization weighted
total return index which is
comprised of 2,000 of the smallest
capitalized U.S. domiciled
companies with less than average
growth orientation whose common
stock is traded in the United
States on the New York Stock
Exchange, American Stock Exchange
and NASDAQ. The Russell 3000
Growth Index measures the
performance of those Russell 3000
Index companies with higher
price-to-book ratios and higher
forecasted growth values.

[MFS Emerging Growth Portfolio Performance Graph]

                                            MFS EMERGING        STANDARD & POOR'S                            RUSSELL 3000 GROWTH
                                          GROWTH PORTFOLIO         500 INDEX++        RUSSELL 2000 INDEX++          INDEX
                                          ----------------      -----------------     --------------------   -------------------
8/30/96                                       10000.00               10000.00               10000.00               10000.00
12/96                                         10600.00               11441.00               10931.00               11291.00
12/97                                         12843.00               15258.00               13376.00               15508.00
12/98                                         17250.00               19642.00               13036.00               18950.00
12/99                                         30491.00               23773.00               15806.00               25361.00
12/00                                         24353.00               21609.00               15329.00               19675.00
12/31/01                                      15543.00               19043.00               15709.00               15814.00

                                        ++It is the opinion of management
                                          that the Russell 3000 Growth
                                          Index more accurately reflects
                                          the current composition of the
                                          MFS Emerging Growth Portfolio
                                          rather than the Standard &
                                          Poor's 500 Index and the Russell
                                          2000 Index. In future reporting,
                                          the Russell 3000 Growth Index
                                          will be used as a basis of
                                          comparison of total return
                                          performance rather than the
                                          Standard & Poor's 500 Index and
                                          the Russell 2000 Index.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED HIGH YIELD PORTFOLIO AS OF 12/31/01 (UNAUDITED)

          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Year Ended 12/31/01                      1.94%
  Five Years Ended 12/31/01                3.09
  8/30/96* through 12/31/01                4.31
  CUMULATIVE TOTAL RETURN
  ---------------------------------------------
  8/30/96* through 12/31/01               25.28%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 2001. The Lehman Brothers High Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
[Federated High Yield Portfolio Performance Graph]

                                                  FEDERATED HIGH YIELD        LEHMAN BROTHERS HIGH           LEHMAN BROTHERS
                                                        PORTFOLIO               YIELD BOND INDEX          AGGREGATE BOND INDEX
                                                  --------------------        --------------------        --------------------
8/30/96                                                   10000                       10000                       10000
12/96                                                     10761                       10599                       10480
12/97                                                     12394                       11952                       11491
12/98                                                     12978                       12161                       12490
12/99                                                     13380                       12452                       12388
12/00                                                     12289                       11723                       13829
12/31/01                                                  12528                       12342                       14997

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED STOCK PORTFOLIO AS OF 12/31/01 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Year Ended 12/31/01                      1.67%
  Five Years Ended 12/31/01               11.80
  8/30/96* through 12/31/01               13.52
             CUMULATIVE TOTAL RETURN
             -----------------------
  8/30/96* through 12/31/01               96.72%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 2001. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York
Stock Exchange, American Stock Exchange and over-the-counter markets.
[Federated Stock Performance Graph]

                                                                 FEDERATED STOCK PORTFOLIO         STANDARD & POOR'S 500 INDEX
                                                                 -------------------------         ---------------------------
8/30/96                                                                $  10000.00                        $  10000.00
12/96                                                                     11261.00                           11441.00
12/97                                                                     15021.00                           15258.00
12/98                                                                     17700.00                           19642.00
12/99                                                                     18646.00                           23773.00
12/00                                                                     19349.00                           21609.00
12/31/01                                                                  19672.00                           19043.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED MID CAP STOCK PORTFOLIO AS OF 12/31/01 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Year Ended 12/31/01                    (4.02)%
  4/1/97* through 12/31/01               15.65
             CUMULATIVE TOTAL RETURN
             -----------------------
  4/1/97* through 12/31/01               99.50%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on April 1, 1997, assuming reinvestment of dividends, through December 31, 2001. The Standard & Poor's MidCap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets.
[Disciplined Mid Cap Stock Performance Graph]

                                                                 DISCIPLINED MID CAP STOCK         STANDARD & POOR'S MIDCAP 400
                                                                         PORTFOLIO                            INDEX
                                                                 -------------------------         ----------------------------
4/1/97                                                                  $ 10000.00                         $ 10489.00
12/97                                                                     13438.00                           11512.00
12/98                                                                     15710.00                           12603.00
12/99                                                                     17826.00                           14459.00
12/00                                                                     20786.00                           16989.00
12/31/01                                                                  19950.00                           16885.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2001

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT                                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 50.5%
                        U.S. Treasury Notes:
$ 8,000,000               4.250% due 5/31/03..........................................      $  8,200,632
  5,000,000               3.625% due 8/31/03..........................................         5,071,880
  8,500,000               3.500% due 11/15/06.........................................         8,196,524
 16,000,000               5.000% due 8/15/11..........................................        15,965,008
 40,750,000             Federal National Mortgage Association (FNMA), 5.000% due
                          1/15/07.....................................................        40,965,486
--------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
                            (Cost -- $78,810,184).......................................      78,399,530
--------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT      RATING(a)                                 SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 34.0%
--------------------------------------------------------------------------------------------------------
ELECTRIC -- 6.7%
                            CMS Energy Corp., Sr. Notes:
  2,000,000     BB            6.750% due 1/15/04........................................       1,966,842
    650,000     BB            7.625% due 11/15/04.......................................         647,495
  5,300,000     BBB         DPL Inc., Sr. Notes, 6.875% due 9/1/11+.....................       5,193,555
  2,572,000     BBB         UtiliCorp United Inc., Sr. Notes, 6.875% due 10/1/04........       2,645,001
--------------------------------------------------------------------------------------------------------
                                                                                              10,452,893
--------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.6%
  2,500,000     Caa1*       Comdisco Inc., Medium Term Notes, 7.250% due 9/20/49........       1,937,500
  2,600,000     C           Osprey Trust, Secured Notes, 8.310% due 1/15/03+(b).........         533,000
--------------------------------------------------------------------------------------------------------
                                                                                               2,470,500
--------------------------------------------------------------------------------------------------------
FOOD -- 1.9%
  2,900,000     A           Nabisco Inc., Notes, 6.700% due 6/15/02.....................       2,946,931
--------------------------------------------------------------------------------------------------------
HEALTHCARE -- 1.1%
  1,400,000     BB+         HCA Inc., Medium Term Notes, 6.630% due 7/15/45.............       1,432,441
    250,000     BBB-        Nationwide Health Properties, Inc., Medium Term Notes,
                              6.900% due 10/1/37........................................         245,936
--------------------------------------------------------------------------------------------------------
                                                                                               1,678,377
--------------------------------------------------------------------------------------------------------
HOTELS -- 1.6%
  2,400,000     BBB-        Park Place Entertainment, Sr. Notes, 7.950% due 8/1/03......       2,448,000
--------------------------------------------------------------------------------------------------------
PIPELINES -- 2.9%
  4,500,000     BBB         El Paso Corp., Medium Term Notes, 6.950% due 12/15/07.......       4,543,524
--------------------------------------------------------------------------------------------------------
SPECIAL PURPOSE ENTITY -- 3.7%
  6,000,000     BBB-        Gemstone Investors Ltd., Secured Notes, 7.710% due
                              10/31/04+.................................................       5,835,846
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATION -- 2.5%
  3,700,000     BBB         Cox Enterprises Inc., Notes, 7.875% due 9/15/10+............       3,830,462
--------------------------------------------------------------------------------------------------------
TELEPHONE -- 10.7%
  3,800,000     BBB+        AT&T Corp., Notes, 5.625% due 3/15/04.......................       3,850,738
  3,700,000     BBB+        Sprint Capital Corp., Company Guaranteed, Series MTN, 7.625%
                              due 6/10/02...............................................       3,779,813
  5,000,000     BBB+        Qwest Capital Funding, Company Guaranteed, 7.000% due
                              8/3/09....................................................       4,863,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING(a)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
TELEPHONE -- 10.7% (CONTINUED)
                            WorldCom, Inc., Notes:
$ 2,000,000     BBB+          6.500% due 5/15/04..........................................  $  2,056,108
  2,000,000     BBB+          7.500% due 5/15/11..........................................     2,060,798
--------------------------------------------------------------------------------------------------------
                                                                                              16,610,957
--------------------------------------------------------------------------------------------------------
YANKEE BOND -- 1.3%
  2,050,000     BBB+        Telecom New Zealand Finance, Sub. Notes, 6.250% due
                              2/10/03+..................................................       2,075,963
--------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS AND NOTES (Cost -- $55,104,377).......      52,893,453
--------------------------------------------------------------------------------------------------------
                            SUB-TOTAL INVESTMENTS (Cost -- $133,914,561)................     131,292,983
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 15.5%
 24,028,000                 J.P. Morgan Chase & Co., 1.500% due 1/2/02; Proceeds at
                              maturity -- $24,030,002; (Fully collateralized by U.S.
                              Treasury Bonds, 12.500% due 8/15/14; Market value --
                              $24,508,000)
                              (Cost -- $24,028,000).....................................      24,028,000
--------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100% (Cost -- $157,942,561**)..........    $155,320,983
--------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.

(b) Security is currently in default.

 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 47 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
STOCK -- 89.2%
-------------------------------------------------------------------------------------------
AUSTRALIA -- 1.8%
    448,700    BHP Billiton Ltd. ..........................................    $  2,411,505
-------------------------------------------------------------------------------------------
BELGIUM -- 0.1%
      6,700    Fortis (NL) N.V. ...........................................         173,553
-------------------------------------------------------------------------------------------
FINLAND -- 0.4%
          1    Metso Oyj...................................................              11
     17,200    UPM-Kymmene Oyj.............................................         570,319
-------------------------------------------------------------------------------------------
                                                                                    570,330
-------------------------------------------------------------------------------------------
FRANCE -- 14.4%
    146,700    Alcatel S.A.+...............................................       2,507,232
    101,400    Axa.........................................................       2,118,431
     34,500    BNP Paribas S.A. ...........................................       3,086,373
      8,380    Compagnie de Saint-Gobain...................................       1,264,378
     42,100    Lagardere S.C.A.............................................       1,761,340
     79,750    Suez S.A....................................................       2,413,642
     23,051    Total Fina Elf S.A. ........................................       3,291,224
     42,954    Vivendi Universal S.A. .....................................       2,351,484
-------------------------------------------------------------------------------------------
                                                                                 18,794,104
-------------------------------------------------------------------------------------------
GERMANY -- 4.0%
      4,984    Allianz AG..................................................       1,180,111
     37,800    Bayerische Hypo-und Vereinsbank AG..........................       1,154,788
     37,900    EOn AG......................................................       1,962,801
     26,700    Metro AG....................................................         947,115
-------------------------------------------------------------------------------------------
                                                                                  5,244,815
-------------------------------------------------------------------------------------------
HONG KONG -- 1.0%
    132,000    Hutchison Whampoa Ltd.......................................       1,278,061
-------------------------------------------------------------------------------------------
IRELAND -- 1.3%
     42,100    Allied Irish Banks PLC......................................         487,179
     68,600    CRH PLC.....................................................       1,210,905
-------------------------------------------------------------------------------------------
                                                                                  1,698,084
-------------------------------------------------------------------------------------------
ITALY -- 7.2%
    118,519    Alleanza Assicurazioni......................................       1,302,921
    263,750    ENI S.p.A. .................................................       3,305,662
    179,000    San Paolo-IMI S.p.A.+.......................................       1,920,009
    344,200    Telecom Italia S.p.A. ......................................       2,941,341
-------------------------------------------------------------------------------------------
                                                                                  9,469,933
-------------------------------------------------------------------------------------------
JAPAN -- 14.6%
     10,500    Acom Co., Ltd. .............................................         765,400
     54,000    Cannon, Inc. ...............................................       1,858,942
        354    East Japan Railway Co. .....................................       1,710,419
    270,000    Hitachi, Ltd. ..............................................       1,978,475
    403,000    Nikko Cordial Corp. ........................................       1,799,520

                       SEE NOTES TO FINANCIAL STATEMENTS.
14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
JAPAN -- 14.6% (CONTINUED)
    328,000    Nissan Motor Co., Ltd. .....................................    $  1,740,020
        112    NTT DoCoMo, Inc. ...........................................       1,316,540
     15,200    ORIX CORP. .................................................       1,362,095
     43,600    SONY CORP. .................................................       1,993,466
    280,000    The Sumitomo Trust & Banking Co., Ltd. .....................       1,137,012
    133,800    Toyota Motor Corp. .........................................       3,390,703
-------------------------------------------------------------------------------------------
                                                                                 19,052,592
-------------------------------------------------------------------------------------------
NETHERLANDS -- 16.6%
    186,600    ABN AMRO Holdings N.V.  ....................................       3,004,786
     50,600    Akzo Nobel N.V. ............................................       2,258,836
    101,600    Fortis (NL) N.V. ...........................................       2,631,782
     52,400    Heineken N.V. ..............................................       1,986,562
     77,100    ING Groep N.V. .............................................       1,965,580
    474,700    Koninklijke KPN N.V.*.......................................       2,412,785
    126,472    Koninklijke Philips Electronics N.V. .......................       3,757,889
     45,600    Royal Dutch Petroleum Co. ..................................       2,309,619
     59,200    Wolter Kluwer N.V. .........................................       1,349,040
-------------------------------------------------------------------------------------------
                                                                                 21,676,879
-------------------------------------------------------------------------------------------
PORTUGAL -- 1.3%
    217,722    Portugal Telecom, SGPS, S.A.*...............................       1,695,796
-------------------------------------------------------------------------------------------
SINGAPORE -- 1.8%
    198,700    Oversea-Chinese Banking Corp. Ltd. .........................       1,183,699
    166,624    United Overseas Bank Ltd. ..................................       1,146,019
-------------------------------------------------------------------------------------------
                                                                                  2,329,718
-------------------------------------------------------------------------------------------
SPAIN -- 2.9%
     54,700    Altadis, S.A. ..............................................         930,002
    111,400    Endesa, S.A.+...............................................       1,742,289
     79,712    Telefonica S.A.*............................................       1,066,464
-------------------------------------------------------------------------------------------
                                                                                  3,738,755
-------------------------------------------------------------------------------------------
SWEDEN -- 1.7%
    202,800    Investor AB, Class B Shares+................................       2,221,429
-------------------------------------------------------------------------------------------
SWITZERLAND -- 5.1%
     92,600    Novartis AG.................................................       3,347,795
     22,100    Roche Holding AG............................................       1,578,001
     35,200    UBS AG......................................................       1,777,392
-------------------------------------------------------------------------------------------
                                                                                  6,703,188
-------------------------------------------------------------------------------------------
UNITED KINGDOM -- 15.0%
     38,100    Allied Irish Banks PLC......................................         440,891
    268,200    BAE SYSTEMS PLC.............................................       1,206,768
    335,700    BP PLC......................................................       2,606,136
    324,970    BT Group PLC*...............................................       1,195,276
    268,896    Cadbury Schweppes PLC.......................................       1,712,233
    251,474    Diageo PLC..................................................       2,869,902

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
UNITED KINGDOM -- 15.0% (CONTINUED)
     68,000    GlaxoSmithKline PLC.........................................    $  1,703,329
    316,619    HSBC Holdings PLC...........................................       3,710,021
     46,600    Imperial Tobacco Group PLC..................................         613,788
    876,970    mm02 PLC*...................................................       1,102,821
    173,200    National Grid Group PLC+....................................       1,077,696
    359,100    Tesco PLC...................................................       1,299,928
-------------------------------------------------------------------------------------------
                                                                                 19,538,789
-------------------------------------------------------------------------------------------
               TOTAL STOCK (Cost -- $130,640,914)..........................     116,597,531
-------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.8%
$14,051,000    CIBC Wood Gundy Securities Inc., 1.500% due 1/2/02; Proceeds
               at maturity --   $14,052,171; (Fully collateralized by U.S.
               Treasury Bills, 0.000% due 5/2/02;   Market
               value -- $14,332,546) (Cost -- $14,051,000).................      14,051,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $144,691,914**)..........    $130,648,531
-------------------------------------------------------------------------------------------

 * Non-income producing security.
 + All or a portion of this security is on loan (See Note 9).
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 91.7%
----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.1%
      1,700   Northrop Grumman Corp. .....................................  $    171,377
----------------------------------------------------------------------------------------
AIR FREIGHT AND COURIERS -- 0.1%
      5,700   United Parcel Service Inc., Class B Shares..................       310,650
----------------------------------------------------------------------------------------
BANKS -- 0.7%
     13,200   Bank of America Corp. ......................................       830,940
      2,800   First Tennessee National Corp. .............................       101,528
     22,400   Mellon Financial Corp. .....................................       842,688
      3,600   SouthTrust Corp. ...........................................        88,812
----------------------------------------------------------------------------------------
                                                                               1,863,968
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.0%
     29,860   Genentech, Inc.*............................................     1,619,905
     52,830   Genzyme Corp. - General Division*...........................     3,162,404
      4,700   Sepracor Inc.*..............................................       268,182
      4,900   Shire Pharmaceuticals Group PLC ADR*........................       179,340
----------------------------------------------------------------------------------------
                                                                               5,229,831
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 9.0%
      2,900   Aramark Corp., Class B Shares*..............................        78,010
     62,100   Automatic Data Processing, Inc. ............................     3,657,690
     44,000   The Bisys Group, Inc.*......................................     2,815,560
    112,200   Cendant Corp.*..............................................     2,200,242
      1,000   CheckFree Corp.*............................................        18,000
    131,290   Concord EFS, Inc.*..........................................     4,303,686
     40,700   DST Systems, Inc.*..........................................     2,028,895
        484   Employee Solutions Inc.*....................................             1
     42,000   First Data Corp. ...........................................     3,294,900
     32,900   Fiserv, Inc.*...............................................     1,392,328
    117,900   IMS Health, Inc. ...........................................     2,300,229
     12,600   Iron Mountain Inc.*.........................................       551,880
     29,600   Robert Half International Inc.*.............................       790,320
      6,100   Sabre Holdings Corp., Class A Shares*.......................       258,335
        300   Weight Watchers International, Inc.*........................        10,146
----------------------------------------------------------------------------------------
                                                                              23,700,222
----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 6.0%
     12,530   Advanced Fibre Communications, Inc.*........................       221,405
     68,380   CIENA Corp.*................................................       978,518
    128,048   Cisco Systems Inc.*.........................................     2,318,949
    102,600   Comverse Technology, Inc.*..................................     2,295,162
    101,900   Enterasys Networks, Inc.*...................................       901,815
     18,200   Extreme Networks, Inc.*.....................................       234,780
     12,800   Juniper Networks, Inc.*.....................................       242,560
      2,000   L-3 Communications Holdings, Inc.*..........................       180,000
     18,400   McDATA Corp., Class A Shares*...............................       450,800
     16,600   Motorola, Inc. .............................................       249,332

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 6.0% (CONTINUED)
         90   NetScreen Technologies, Inc.*...............................  $      1,992
    109,000   Nokia Oyj Sponsored ADR.....................................     2,673,770
      3,500   Powerwave Technologies, Inc.*...............................        60,480
     62,490   QUALCOMM Inc.*..............................................     3,155,745
     41,447   Riverstone Networks, Inc.*..................................       688,020
      4,400   SonicWALL, Inc.*............................................        86,064
     32,400   Tekelec*....................................................       586,764
     24,200   Zarlink Semiconductor Inc.*.................................       272,250
----------------------------------------------------------------------------------------
                                                                              15,598,406
----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 2.8%
     26,900   Dell Computer Corp.*........................................       731,142
     81,500   EMC Corp.*..................................................     1,095,360
     49,750   Lexmark International, Inc.*................................     2,935,250
     12,500   Network Appliance, Inc.*....................................       273,375
      6,400   Palm, Inc.*.................................................        24,832
    194,770   Sun Microsystems, Inc.*.....................................     2,395,671
----------------------------------------------------------------------------------------
                                                                               7,455,630
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.1%
      7,900   Celestica, Inc.*............................................       319,081
     26,110   Intersil Corp.*.............................................       842,047
      2,500   PerkinElmer, Inc. ..........................................        87,550
      5,600   Symbol Technologies, Inc. ..................................        88,928
     54,900   Tektronix, Inc.*............................................     1,415,322
      4,600   Teledyne Technologies Inc.*.................................        74,934
      2,300   Waters Corp.*...............................................        89,125
----------------------------------------------------------------------------------------
                                                                               2,916,987
----------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.0%
      5,000   Cooper Cameron Corp.*.......................................       201,800
     72,068   GlobalSantaFe Corp. ........................................     2,055,379
     12,100   Noble Drilling Corp.*.......................................       411,884
----------------------------------------------------------------------------------------
                                                                               2,669,063
----------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 3.9%
     15,200   American Express Co. .......................................       542,488
     16,300   Capital One Financial Corp. ................................       879,385
     50,270   Freddie Mac.................................................     3,287,658
     32,570   The Goldman Sachs Group, Inc. ..............................     3,020,867
     10,100   Household International, Inc. ..............................       585,194
     25,300   Instinet Group Inc.*........................................       254,265
     19,300   Merrill Lynch & Co., Inc. ..................................     1,005,916
      9,600   Morgan Stanley Dean Witter & Co. ...........................       537,024
----------------------------------------------------------------------------------------
                                                                              10,112,797
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 1.0%
     85,590   Kroger Co.*.................................................  $  1,786,263
     22,800   Walgreen Co. ...............................................       767,448
----------------------------------------------------------------------------------------
                                                                               2,553,711
----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 2.5%
     93,980   Applied Biosystems Group - Applera Corp. ...................     3,690,595
     55,000   Guidant Corp.*..............................................     2,739,000
      1,200   St. Jude Medical, Inc.*.....................................        93,180
      1,600   Stryker Corp. ..............................................        93,392
----------------------------------------------------------------------------------------
                                                                               6,616,167
----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 3.2%
      9,400   Cardinal Health, Inc. ......................................       607,804
     34,600   Caremark Rx, Inc.*..........................................       564,326
     42,900   Express Scripts, Inc.*......................................     2,006,004
     56,900   HEALTHSOUTH Corp.*..........................................       843,258
     22,010   Laboratory Corp. of America Holdings*.......................     1,779,509
     31,400   Lincare Holdings Inc.*......................................       899,610
     12,400   Quest Diagnostics Inc.*.....................................       889,204
     13,000   UnitedHealth Group Inc. ....................................       920,010
----------------------------------------------------------------------------------------
                                                                               8,509,725
----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 1.1%
      3,550   Applebee's International, Inc. .............................       121,410
     19,600   Brinker International, Inc.*................................       583,296
     11,750   CEC Entertainment, Inc.*....................................       509,832
      8,200   Darden Restaurants, Inc. ...................................       290,280
      3,200   Jack in the Box Inc.*.......................................        88,128
      1,400   P.F. Chang's China Bistro, Inc.*............................        66,220
      1,800   Panera Bread Co., Class A Shares*...........................        93,672
      3,000   Sonic Corp.*................................................       108,000
     18,900   Starbucks Corp.*............................................       360,045
     26,100   Starwood Hotels & Resorts Worldwide, Inc., Class B Shares...       779,085
----------------------------------------------------------------------------------------
                                                                               2,999,968
----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 4.1%
     24,900   General Electric Co. .......................................       997,992
     10,300   Minnesota Mining & Manufacturing Co. .......................     1,217,563
    146,072   Tyco International Ltd. ....................................     8,603,641
----------------------------------------------------------------------------------------
                                                                              10,819,196
----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING SERVICES -- 2.3%
     17,000   Accenture Ltd., Class A Shares*.............................       457,640
     30,165   Affiliated Computer Services Inc., Class A Shares*..........     3,201,411
     85,510   SunGard Data Systems Inc.*..................................     2,473,804
----------------------------------------------------------------------------------------
                                                                               6,132,855
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
INSURANCE -- 5.1%
     54,600   ACE Ltd. ...................................................  $  2,192,190
     21,600   AFLAC Inc. .................................................       530,496
     56,600   American International Group, Inc. .........................     4,494,040
     16,500   The Hartford Financial Services Group, Inc. ................     1,036,695
     33,400   MetLife, Inc. ..............................................     1,058,112
      2,800   SAFECO Corp. ...............................................        87,220
     47,480   St. Paul Cos., Inc. ........................................     2,087,696
     18,300   UnumProvident Corp. ........................................       485,133
     14,000   XL Capital Ltd., Class A Shares.............................     1,279,040
----------------------------------------------------------------------------------------
                                                                              13,250,622
----------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 1.5%
     30,800   Akamai Technologies, Inc.*..................................       182,952
      7,100   Netegrity, Inc.*............................................       137,456
     22,500   Openwave Systems Inc.*......................................       220,275
     23,640   StorageNetworks, Inc.*......................................       146,095
     77,406   VeriSign, Inc.*.............................................     2,944,524
     14,100   webMethods, Inc.*...........................................       236,316
----------------------------------------------------------------------------------------
                                                                               3,867,618
----------------------------------------------------------------------------------------
MACHINERY -- 0.8%
     27,400   Danaher Corp. ..............................................     1,652,494
      3,300   SPX Corp.*..................................................       451,770
----------------------------------------------------------------------------------------
                                                                               2,104,264
----------------------------------------------------------------------------------------
MEDIA -- 9.3%
     46,800   AOL Time Warner Inc.*.......................................     1,502,280
    142,500   Charter Communications, Inc., Class A Shares*...............     2,341,275
     88,000   Clear Channel Communications, Inc.*.........................     4,480,080
     39,400   Comcast Corp., Class A Shares*..............................     1,418,400
      2,000   E.W. Scripps Co., Class A Shares............................       132,000
    153,400   EchoStar Communications Corp., Class A Shares*..............     4,213,898
      3,700   Emmis Communications Corp., Class A Shares*.................        87,468
      8,700   Entercom Communications Corp.*..............................       435,000
     65,280   Fox Entertainment Group Inc., Class A Shares*...............     1,731,878
      6,000   General Motors Corp., Class H Shares*.......................        92,700
      1,400   Hearst-Argyle Television, Inc.*.............................        30,184
      9,900   Hispanic Broadcasting Corp.*................................       252,450
      1,400   Lee Enterprises Inc. .......................................        50,918
     14,700   Macrovision Corp.*..........................................       517,734
      3,000   McClatchy Co., Class A Shares...............................       141,000
     12,400   McGraw-Hill Cos., Inc. .....................................       756,152
      6,500   Meredith Corp. .............................................       231,725
      5,800   New York Times Co., Class A Shares..........................       250,850
     13,800   Tribune Co. ................................................       516,534
      1,900   Univision Communications, Inc., Class A Shares*.............        76,874
        300   USA Networks, Inc.*.........................................         8,193

                       SEE NOTES TO FINANCIAL STATEMENTS.
20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
MEDIA -- 9.3% (CONTINUED)
    112,490   Viacom Inc., Class B Shares*................................  $  4,966,434
      7,500   Westwood One, Inc.*.........................................       225,375
----------------------------------------------------------------------------------------
                                                                              24,459,402
----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.4%
      7,200   BJ's Wholesale Club, Inc.*..................................       317,520
     30,300   Costco Wholesale Corp.*.....................................     1,344,714
      3,600   Dollar Tree Stores, Inc.*...................................       111,276
      5,800   Kohl's Corp.*...............................................       408,552
      6,000   Sears, Roebuck and Co. .....................................       285,840
     27,600   Target Corp. ...............................................     1,132,980
----------------------------------------------------------------------------------------
                                                                               3,600,882
----------------------------------------------------------------------------------------
OIL AND GAS -- 0.5%
     17,500   Anadarko Petroleum Corp. ...................................       994,875
     10,900   EOG Resources, Inc. ........................................       426,299
----------------------------------------------------------------------------------------
                                                                               1,421,174
----------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.5%
     31,900   International Paper Co. ....................................     1,287,165
----------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.4%
     29,700   Gillette Co. ...............................................       991,980
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 8.0%
     50,440   Abbott Laboratories.........................................     2,812,030
     23,000   Allergan, Inc. .............................................     1,726,150
      2,000   Alpharma, Inc., Class A Shares..............................        52,900
     66,900   American Home Products Corp. ...............................     4,104,984
     13,740   Andrx Corp.*................................................       967,433
      4,900   Barr Laboratories, Inc.*....................................       388,864
     41,000   Biovail Corp.*..............................................     2,306,250
      5,900   Elan Corp., PLC ADR*........................................       265,854
     34,300   Eli Lilly and Co. ..........................................     2,693,922
      1,100   Enzon, Inc.*................................................        61,908
      2,700   Forest Laboratories, Inc.*..................................       221,265
      2,600   ICN Pharmaceuticals, Inc. ..................................        87,100
     33,900   IVAX Corp.*.................................................       682,746
     13,000   Mylan Laboratories Inc. ....................................       487,500
     55,700   Pfizer Inc. ................................................     2,219,645
     27,300   Schering-Plough Corp. ......................................       977,613
     14,170   Teva Pharmaceutical Industries Ltd. Sponsored ADR...........       873,297
      4,500   Watson Pharmaceuticals, Inc.*...............................       141,255
----------------------------------------------------------------------------------------
                                                                              21,070,716
----------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 1.1%
     50,980   Harley-Davidson, Inc. ......................................     2,768,724
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 5.5%
      9,700   Alpha Industries, Inc.*.....................................  $    211,460
     51,190   Altera Corp.*...............................................     1,086,252
     86,150   Analog Devices, Inc.*.......................................     3,824,199
     17,600   Flextronics International Ltd.*.............................       422,224
     13,000   GlobespanVirata, Inc.*......................................       168,350
     10,000   Maxim Integrated Products Inc.*.............................       525,100
      2,500   Micrel, Inc.*...............................................        65,575
      3,600   Microchip Technology Inc.*..................................       139,464
     22,200   Micron Technology, Inc.*....................................       688,200
     18,910   Novellus Systems, Inc.*.....................................       746,000
     33,300   QLogic Corp.*...............................................     1,482,183
     68,300   STMicroelectronics N.V......................................     2,163,061
     53,800   Texas Instruments Inc. .....................................     1,506,400
     33,120   Xilinx, Inc.*...............................................     1,293,336
----------------------------------------------------------------------------------------
                                                                              14,321,804
----------------------------------------------------------------------------------------
SOFTWARE -- 10.1%
     30,300   Adobe Systems, Inc. ........................................       940,815
     40,900   Amdocs Ltd.*................................................     1,389,373
     34,100   BEA Systems, Inc.*..........................................       525,140
      1,000   BMC Software, Inc.*.........................................        16,370
        500   Business Objects S.A. ADR*..................................        16,900
     82,800   Cadence Design Systems, Inc.*...............................     1,814,976
     29,300   Citrix Systems, Inc.*.......................................       663,938
     38,600   Computer Associates International Inc. .....................     1,331,314
     37,200   Legato Systems, Inc.*.......................................       482,484
      5,800   Mercury Interactive Corp.*..................................       197,084
     58,930   Microsoft Corp.*............................................     3,904,113
    279,850   Oracle Corp.*...............................................     3,864,729
     48,700   PeopleSoft, Inc.*...........................................     1,957,740
     62,800   Peregrine Systems Inc.*.....................................       931,324
     24,700   Quest Software, Inc.*.......................................       546,117
    116,300   Rational Software Corp.*....................................     2,267,850
      6,800   Siebel Systems, Inc.*.......................................       190,264
     20,040   Synopsys, Inc.*.............................................     1,183,763
      2,500   Tibco Software, Inc.*.......................................        37,325
     93,840   Veritas Software Corp.*.....................................     4,206,847
----------------------------------------------------------------------------------------
                                                                              26,468,466
----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.2%
     27,400   Barnes & Noble, Inc.*.......................................       811,040
     13,160   The Home Depot, Inc. .......................................       671,292
     32,630   Lowe's Cos. Inc. ...........................................     1,514,358
      3,300   Tiffany & Co. ..............................................       103,851
----------------------------------------------------------------------------------------
                                                                               3,100,541
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.0%
     91,200   American Tower Corp., Class A Shares*.......................  $    863,664
    117,900   AT&T Wireless Services, Inc.*...............................     1,694,223
     23,900   Nextel Partners, Inc., Class A Shares*......................       286,800
     52,400   Qwest Communications International Inc. ....................       740,412
     91,570   Sprint PCS Group*...........................................     2,235,224
     51,400   Time Warner Telecom Inc., Class A Shares*...................       909,266
     41,162   Vodafone Group PLC ADR......................................     1,057,040
----------------------------------------------------------------------------------------
                                                                               7,786,629
----------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 0.4%
     18,700   Nike, Inc., Class B Shares..................................     1,051,688
----------------------------------------------------------------------------------------
UTILITIES - ELECTRIC AND GAS -- 2.0%
     41,000   AES Corp.*..................................................       670,350
     20,000   Calpine Corp.*..............................................       335,800
     66,200   Dynegy Inc., Class A Shares.................................     1,688,100
     55,300   El Paso Corp. ..............................................     2,466,933
----------------------------------------------------------------------------------------
                                                                               5,161,183
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $239,563,451)...................   240,373,411
----------------------------------------------------------------------------------------
FOREIGN STOCK -- 1.7%
----------------------------------------------------------------------------------------
FRANCE -- 1.6%
     47,400   Sanofi-Synthelabo S.A. .....................................     3,535,783
      4,200   Total Fina Elf S.A. ........................................       599,676
----------------------------------------------------------------------------------------
                                                                               4,135,459
----------------------------------------------------------------------------------------
GERMANY -- 0.1%
      4,700   Fresenius Medical Care AG...................................       216,883
----------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.0%
     14,800   Reed International PLC......................................       122,642
----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $4,014,935)....................     4,474,984
----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $243,578,386)................   244,848,395
----------------------------------------------------------------------------------------
  FACE
AMOUNT                                  SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 6.6%
$17,155,000   Freddie Mac Discount Notes, 1.490% due 1/2/02
              (Cost -- $17,154,290).......................................    17,154,290
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $260,732,676**)..........  $262,002,685
----------------------------------------------------------------------------------------

 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 0.0%
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.0%
$   20,000   CCC+         Hexcel Corp., 7.000% due 8/1/03 (Cost -- $19,193)...........    $    11,025
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 90.8%
-----------------------------------------------------------------------------------------------------
ADVERTISING -- 0.6%
   125,000   B-           Advanstar Communications Inc., Company Guaranteed Notes,
                            12.000% due 2/15/11.......................................         89,375
    75,000   NR           Advanstar Inc., step bond to yield 14.993% due 10/15/11++...         18,750
   175,000   CCC          Sitel Corp., Company Guaranteed Notes, 9.250% due 3/15/06...        135,625
-----------------------------------------------------------------------------------------------------
                                                                                              243,750
-----------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.4%
   150,000   B            Alliant Techsystems Inc., Company Guaranteed Notes, 8.500%
                            due 5/15/11...............................................        156,750
-----------------------------------------------------------------------------------------------------
AGRICULTURE -- 0.3%
   100,000   BB           DIMON Inc., Sr. Notes, 9.625% due 10/15/11+.................        104,000
-----------------------------------------------------------------------------------------------------
APPAREL -- 1.3%
   175,000   B-           Gear for Sports Inc., Sr. Sub. Notes, 9.625% due 3/1/07.....        116,375
   200,000   BB-          Levi Strauss & Co., Sr. Notes, 11.625% due 1/15/08..........        178,000
   200,000   B-           William Carter Co., Sr. Sub. Notes, 10.875% due 8/15/11.....        215,000
-----------------------------------------------------------------------------------------------------
                                                                                              509,375
-----------------------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 4.7%
    50,000   CCC+         Accuride Corp., Sr. Sub. Notes, 9.250% due 2/1/08...........         26,750
   200,000   B            Aftermarket Technology Corp., Sr. Sub. Notes, 12.000% due
                            8/1/04....................................................        204,000
   300,000   B+           American Axle & Manufacturing Inc., Company Guaranteed
                            Notes,
                            9.750% due 3/1/09.........................................        311,250
                          Arvin Industries Inc., Notes:
   100,000   BBB-           6.750% due 3/15/08........................................         93,262
   100,000   BBB-           7.125% due 3/15/09........................................         93,316
   150,000   B            Collins & Aikman Corp., Sr. Notes, 10.750% due 12/31/11+....        151,125
   200,000   BB           Dana Corp., Sr. Notes, 9.000% due 8/15/11+..................        186,244
   300,000   B-           Eagle Picher Industry Inc., Company Guaranteed Notes, 9.375%
                            due 3/1/08................................................        166,500
                          Lear Corp., Company Guaranteed Notes:
    50,000   BB+            7.960% due 5/15/05........................................         50,743
   525,000   BB+            8.110% due 5/15/09........................................        531,849
-----------------------------------------------------------------------------------------------------
                                                                                            1,815,039
-----------------------------------------------------------------------------------------------------
BEVERAGES -- 0.2%
    75,000   BB           Constellation Brands Inc., Company Guaranteed Notes, 8.000%
                            due 2/15/08...............................................         76,125
-----------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 2.3%
   200,000   B-           Albecca Inc., Company Guaranteed Notes, 10.750% due
                            8/15/08...................................................        210,000
   100,000   B            American Builders & Contractors Supply Co., Company
                            Guaranteed Notes, 10.625% due 5/15/07.....................        101,000
   150,000   B-           MMI Products Inc., Sr. Sub. Notes, 11.250% due 4/15/07......        139,125

                       SEE NOTES TO FINANCIAL STATEMENTS.
24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 2.3% (CONTINUED)
$  125,000   B            NCI Building Systems, Inc., Sr. Sub. Notes, 9.250% due
                            5/1/09....................................................    $   122,500
   150,000   B+           Nortek Inc., Sr. Notes, 9.125% due 9/1/07...................        153,000
   150,000   B            Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03....        150,750
-----------------------------------------------------------------------------------------------------
                                                                                              876,375
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 3.0%
   100,000   BB-          Airgas Inc., Company Guaranteed Notes, 9.125% due 10/1/11...        106,000
   200,000   BBB-         Equistar Chemical, L.P., Company Guaranteed Notes, 10.125%
                            due 9/1/08................................................        202,000
   100,000   D            Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07+(b).......         19,000
   175,000   B-           Huntsman ICI Chemicals, Company Guaranteed Notes, 10.125%
                            due 7/1/09................................................        168,875
   300,000   B+           Lyondell Chemical Co., Sr. Sub. Notes, 10.875% due 5/1/09...        278,250
    75,000   B+           OM Group Inc., Sr. Sub. Notes, 9.250% due 12/15/11+.........         76,875
   150,000   B            Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due
                            7/1/06....................................................        125,250
   200,000   CCC+         United Industries Corp., Sr. Sub. Notes, 9.875% due
                            4/1/09....................................................        189,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,165,250
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.9%
   225,000   BB-          Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11.........        241,313
                          United Rentals Inc., Company Guaranteed Notes:
   225,000   BB             10.750% due 4/15/08+......................................        243,000
   250,000   BB-            9.000% due 4/1/09.........................................        245,000
-----------------------------------------------------------------------------------------------------
                                                                                              729,313
-----------------------------------------------------------------------------------------------------
COMPUTERS -- 0.5%
   175,000   B-           Anteon Corp., Company Guaranteed Notes, 12.000% due
                            5/15/09...................................................        188,125
-----------------------------------------------------------------------------------------------------
COSMETICS AND PERSONAL CARE -- 1.6%
   100,000   B-           Armkel LLC, Sr. Sub. Notes, 9.500% due 8/15/09+.............        105,500
   175,000   B-           Chattem Inc., Company Guaranteed Notes, 8.875% due 4/1/08...        168,000
   200,000   B            Playtex Products Inc., Company Guaranteed Notes, 9.375% due
                            6/1/11....................................................        212,000
   325,000   CCC          Revlon Consumer Products Corp., Sr. Sub. Notes, 8.625% due
                            2/1/08....................................................        131,625
-----------------------------------------------------------------------------------------------------
                                                                                              617,125
-----------------------------------------------------------------------------------------------------
DISTRIBUTION AND WHOLESALE -- 0.5%
   100,000   BB-          Ingram Micro Inc., Sr. Sub. Notes, 9.875% due 8/15/08.......        101,750
    75,000   B+           Owens & Minor Inc., Sr. Sub. Notes, 8.500% due 7/15/11......         78,375
-----------------------------------------------------------------------------------------------------
                                                                                              180,125
-----------------------------------------------------------------------------------------------------
ELECTRIC -- 5.0%
   725,000   BB+          Calpine Corp., Sr. Notes, 8.500% due 2/15/11................        660,730
                          CMS Energy Corp., Sr. Notes:
   200,000   BB             8.900% due 7/15/08........................................        200,506
   200,000   BB             7.500% due 1/15/09........................................        196,085
   200,000   BB             8.500% due 4/15/11........................................        200,185
   250,000   BBB-         El Paso Electric Co., First Mortgage, 9.400% due 5/1/11.....        272,813
   450,000   A-           Niagara Mohawk Power Corp., Sr. Discount Notes,
                            step bond to yield 8.255% due 7/1/10......................        424,125
-----------------------------------------------------------------------------------------------------
                                                                                            1,954,444
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.9%
$  145,000   BB-          Amphenol Corp., Sr. Sub. Notes, Callable 5/15/02, 9.875% due
                            5/15/07...................................................    $   155,150
   400,000   B-           Fisher Scientific International Inc., Sr. Sub. Notes, 9.000%
                            due 2/1/08................................................        412,000
   200,000   B            Wesco Distribution Inc., Company Guaranteed Notes, 9.125%
                            due 6/1/08................................................        187,000
-----------------------------------------------------------------------------------------------------
                                                                                              754,150
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 2.0%
   825,000   B            Premier Parks Inc., Sr. Discount Notes, step bond to yield
                            10.058% due 4/1/08........................................        707,438
    75,000   B            Vail Resorts Inc., Sr. Sub. Notes, 8.750% due 5/15/09+......         73,125
-----------------------------------------------------------------------------------------------------
                                                                                              780,563
-----------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL -- 3.1%
                          Allied Waste North America Inc., Company Guaranteed Notes:
   700,000   BB-            7.625% due 1/1/06.........................................        694,750
   500,000   B+             10.000% due 8/1/09........................................        517,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,212,250
-----------------------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 2.7%
   350,000   BB           Caithness Coso Fund Corp., Secured Notes, 9.050% due
                            12/15/09..................................................        358,750
   500,000   BB+          GS Escrow Corp., Sr. Notes, 7.125% due 8/1/05...............        501,944
   175,000   CCC+         Hanger Orthopedic Group, Sr. Sub. Notes, 11.250% due
                            6/15/09...................................................        162,750
    13,333   NR           Russell-Stanley Holdings Inc., Company Guaranteed Notes,
                            9.000% due 11/30/08+......................................         10,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,033,444
-----------------------------------------------------------------------------------------------------
FOOD -- 4.2%
   250,000   B-           Agrilink Foods Inc., Company Guaranteed Notes, 11.875% due
                            11/1/08...................................................        232,500
   200,000   B-           Carrols Corp., Company Guaranteed Notes, 9.500% due
                            12/1/08...................................................        195,000
   175,000   B-           Dominos Inc., Company Guaranteed Notes, 10.375% due
                            1/15/09...................................................        186,375
   300,000   CCC+         Eagle Family Foods Holdings, Inc., Company Guaranteed Notes,
                            8.750% due 1/15/08........................................        199,500
   150,000   NR           Jitney-Jungle Stores of America, Inc., Company Guaranteed
                            Notes, 10.375% due 9/15/07 (b)............................             15
   200,000   BB           Lands O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11+........        194,000
   175,000   B-           Michael Foods, Inc., Sr. Sub. Notes, 11.750% due 4/1/11.....        189,875
   100,000   CCC+         New World Pasta Co., Company Guaranteed Notes, 9.250% due
                            2/15/09...................................................         91,500
   100,000   BB-          Pilgrim's Pride Corp., Company Guaranteed Notes, 9.625% due
                            9/15/11...................................................        107,000
    75,000   BB+          Smithfield Foods Inc., Sr. Notes, 8.000% due 10/15/09.......         77,625
   150,000   B-           Volume Service America Inc., Company Guaranteed Notes,
                            11.250% due 3/1/09........................................        147,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,620,390
-----------------------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 0.7%
                          Georgia Pacific Corp., Notes:
    75,000   BBB-           7.500% due 5/15/06........................................         74,680
   200,000   BBB-           8.125% due 5/15/11........................................        196,795
-----------------------------------------------------------------------------------------------------
                                                                                              271,475
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES -- 5.8%
$  200,000   B-           Alliance Imaging, Inc., Sr. Sub. Notes, 10.375% due
                            4/15/11...................................................    $   213,000
                          HCA Inc.:
   300,000   BB+            8.750% due 9/1/10.........................................        325,500
   250,000   BB+          Notes, 6.910% due 6/15/05...................................        257,380
    50,000   B-           InSight Health Services Corp., Sr. Sub. Notes, 9.875% due
                            11/1/11+..................................................         52,000
   325,000   CCC+         Kinetic Concepts, Inc., Company Guaranteed Notes, 9.625% due
                            11/1/07...................................................        323,375
   100,000   B+           Magellan Health Services, Inc., Sr. Notes, 9.375% due
                            11/15/07+.................................................        102,000
   200,000   BBB          Manor Care, Inc., Company Guaranteed Notes, 8.000% due
                            3/1/08....................................................        208,000
   550,000   BBB-         Tenet Healthcare Corp., Sr. Sub. Notes, 8.125% due
                            12/1/08...................................................        583,000
    75,000   B-           Triad Hospitals Inc., Company Guaranteed Notes, 8.750% due
                            5/1/09....................................................         78,563
   100,000   B-           Vangard Health Systems Inc., Sr. Sub. Notes, 9.750% due
                            8/1/11+...................................................        105,500
-----------------------------------------------------------------------------------------------------
                                                                                            2,248,318
-----------------------------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED -- 0.8%
   100,000   NR           Nebco Evans Holdings Co., Sr. Discount Notes, step bond
                            0.000% due 7/15/07 (c)....................................            125
                          Yell Finance BV:
   275,000   B              Sr. Discount Notes, 13.500% due 8/1/11....................        166,375
   150,000   B              Sr. Notes, 10.750% due 8/1/11.............................        161,250
-----------------------------------------------------------------------------------------------------
                                                                                              327,750
-----------------------------------------------------------------------------------------------------
HOME BUILDERS -- 0.5%
   175,000   B            WCI Communities Inc., Company Guaranteed Notes, 10.625% due
                            2/15/11...................................................        181,562
-----------------------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.6%
                          Sealy Mattress Co.:
    75,000   B-             Company Guaranteed Notes, step bond to yield 10.566% due
                            12/15/07..................................................         65,250
   175,000   B-             Sr. Sub. Notes, 9.875% due 12/15/07.......................        175,875
-----------------------------------------------------------------------------------------------------
                                                                                              241,125
-----------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS AND WARES -- 1.4%
   125,000   BB+          American Greetings Corp., Sr. Sub. Notes, 11.750% due
                            7/15/08+..................................................        129,375
   225,000   B-           Amscan Holdings Inc., Sr. Sub. Notes, 9.875% due 12/15/07...        180,000
   150,000   B            Jostens Inc., Sr. Sub. Notes, 12.750% due 5/1/10++..........        165,750
   100,000   B            Royster-Clark Inc., First Mortgage Note, 10.250% due
                            4/1/09....................................................         64,500
-----------------------------------------------------------------------------------------------------
                                                                                              539,625
-----------------------------------------------------------------------------------------------------
INTERNET -- 0.1%
                          PSINet Inc., Sr. Notes:
   350,000   D              10.000% due 2/15/05 (b)...................................         28,000
   100,000   D              11.500% due 11/1/08 (b)...................................          8,000
   125,000   D              11.000% due 8/1/09 (b)....................................         10,000
-----------------------------------------------------------------------------------------------------
                                                                                               46,000
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
IRON AND STEEL -- 0.7%
$  225,000   B            Euramax International PLC, Sr. Sub. Notes, 11.250% due
                            10/1/06...................................................    $   216,000
   100,000   CCC+         Neenah Corp., Series B, Sr. Sub. Notes, 11.125% due
                            5/1/07....................................................         55,500
   150,000   NR           Republic Technology Inc., Company Guaranteed Notes, 13.750%
                            due 7/15/09++(b)..........................................         10,500
-----------------------------------------------------------------------------------------------------
                                                                                              282,000
-----------------------------------------------------------------------------------------------------
LEISURE TIME -- 0.4%
   308,000   D            AMF Bowling Worldwide Inc., Sr. Sub. Discount Notes, step
                            bond 12.250% due 3/15/06 (c)..............................          3,850
   150,000   B-           True Temper Sports Inc., Sr. Sub. Notes, 10.875% due
                            12/1/08...................................................        152,250
-----------------------------------------------------------------------------------------------------
                                                                                              156,100
-----------------------------------------------------------------------------------------------------
LODGING -- 2.8%
   225,000   B-           Florida Panthers Holdings Inc., Company Guaranteed Notes,
                            9.875% due 4/15/09........................................        232,875
   200,000   BBB-         Hilton Hotels Corp., Notes, 8.250% due 2/15/11..............        194,494
                          HMH Properties Inc.:
   300,000   BB             Company Guaranteed Notes, 7.875% due 8/1/08...............        278,250
   200,000   BB             Sr. Notes, 8.450% due 12/1/08.............................        191,000
   200,000   BBB-         Starwood Hotel & Resorts Worldwide, Inc., Notes, 6.750% due
                            11/15/05..................................................        194,257
-----------------------------------------------------------------------------------------------------
                                                                                            1,090,876
-----------------------------------------------------------------------------------------------------
MACHINERY -- 1.4%
   275,000   BB           AGCO Corp., Company Guaranteed Notes, 9.500% due 5/1/08+....        288,750
   100,000   BBB-         Briggs & Stratton Corp., Company Guaranteed Notes, 8.875%
                            due 3/15/11...............................................        105,000
   150,000   NR           Clark Material Handling Co., Company Guaranteed Notes,
                            Series D, 10.750% due 11/15/06 (b)........................            750
   150,000   B            Columbus McKinnon Corp., Company Guaranteed Notes, 8.500%
                            due 4/1/08................................................        140,250
-----------------------------------------------------------------------------------------------------
                                                                                              534,750
-----------------------------------------------------------------------------------------------------
MEDIA -- 10.7%
   200,000   CCC+         ACME Television LLC, Company Guaranteed Notes, step bond to
                            yield 15.226% due 9/30/04.................................        193,250
   100,000   BBB-         AMFM Inc., Company Guaranteed Notes, 8.000% due 11/1/08.....        104,250
    31,700   NR           AMFM Operating Inc., 12.625% due 10/31/06...................         33,879
   175,000   BBB-         Belo Corp., Sr. Unsubscribed Notes, 8.000% due 11/1/08......        178,968
                          Charter Communications Holdings LLC, Sr. Discount Notes:
   775,000   B+             Step bond to yield 12.486% due 1/15/11....................        515,375
 1,050,000   B+             Step bond to yield 10.836% due 4/1/11.....................        765,188
   250,000   BB-          CSC Holdings Inc., Sr. Sub. Notes, 9.875% due 2/15/13.......        266,875
   500,000   B+           Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09............        517,500
   500,000   BBB-         Fox/Liberty Networks LLC Inc., Sr. Discount Notes, step bond
                            to yield 9.682% due 8/15/07...............................        500,000
   175,000   B+           Hollinger International Publishing Inc., Company Guaranteed
                            Notes, 9.250% due 3/15/07.................................        174,344
   200,000   B            Lin Television Corp., Company Guaranteed Notes, 8.000% due
                            1/15/08...................................................        202,500
                          Sinclair Broadcast Group, Sr. Sub. Notes:
   425,000   B              8.750% due 12/15/07.......................................        426,062
   125,000   B              8.750% due 12/15/11+......................................        125,625

                       SEE NOTES TO FINANCIAL STATEMENTS.
28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MEDIA -- 10.7% (CONTINUED)
$  125,000   Ca*          UIH Australia Inc., Sr. Discount Notes, step bond 14.000%
                            due 5/15/06 (c)...........................................    $     4,375
   225,000   C            United International Holdings, Sr. Discount Notes, step bond
                            to yield 12.754% due 2/15/08..............................         66,375
   400,000   CC           United Pan-Europe Communications Co., Sr. Discount Notes,
                            step bond to yield 13.361% due 11/1/09....................         34,000
    75,000   CCC+         XM Satellite Radio Holdings Inc., 14.000% due 3/15/10++.....         59,719
-----------------------------------------------------------------------------------------------------
                                                                                            4,168,285
-----------------------------------------------------------------------------------------------------
METAL FABRICATE AND HARDWARE -- 0.3%
   125,000   B+           Ryerson Tull Inc., Notes, 9.125% due 7/15/06................        114,219
-----------------------------------------------------------------------------------------------------
MINING -- 0.5%
   250,000   NR           AEI Holdings Co. Inc., Company Guaranteed Notes, 10.500% due
                            12/15/05+(b)..............................................        135,000
   150,000   NR           AEI Resources Inc., Sr. Sub. Notes, 11.500% due
                            12/15/06+(b)..............................................         17,250
    50,000   B            Compass Minerals Group Inc., Sr. Sub. Notes, 10.000% due
                            8/15/11+..................................................         52,125
-----------------------------------------------------------------------------------------------------
                                                                                              204,375
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 2.6%
   175,000   CCC+         Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09.............         81,375
   200,000   B            Cabot Safety Corp., Sr. Sub. Notes, 12.500% due 7/15/05.....        201,000
    50,000   D            Diamond Brand Operating Corp., Company Guaranteed Notes,
                            10.125% due 4/15/08 (b)...................................          5,250
   200,000   B            Dresser Inc., Company Guaranteed Notes, 9.375% due
                            4/15/11...................................................        205,000
                          Foamex L.P., Company Guaranteed Notes:
   100,000   CCC+         13.500% due 8/15/05.........................................         75,500
   100,000   CCC+         9.875% due 6/15/07..........................................         83,500
   100,000   B+           Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07................         98,000
   125,000   CCC+         Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09............         70,625
   200,000   B-           Tekni-Plex Inc., Company Guaranteed Notes, 12.750% due
                            6/15/10...................................................        195,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,015,250
-----------------------------------------------------------------------------------------------------
OFFICE AND BUSINESS EQUIPMENT -- 0.3%
   125,000   B-           Global Imaging Systems Inc., Company Guaranteed Notes,
                            10.750% due 2/15/07.......................................        124,688
-----------------------------------------------------------------------------------------------------
OIL AND GAS -- 2.4%
   100,000   B-           Comstock Resources, Inc., Company Guaranteed Notes, 11.250%
                            due 5/1/07................................................         99,500
   200,000   CCC+         Continental Resources, Inc., Company Guaranteed Notes,
                            10.250% due 8/1/08........................................        172,000
   300,000   BB           Hanover Equipment Trust, Secured Notes, 8.750% due
                            9/1/11+...................................................        312,000
   150,000   B            Lone Star Technologies Inc., Company Guaranteed Notes,
                            9.000% due 6/1/11.........................................        126,750
   125,000   BB           Pogo Producing Co., Sr. Sub. Notes, 10.375% due 2/15/09.....        135,625
   100,000   BB-          Tesoro Petroleum Corp., Sr. Sub. Notes, 9.625% due
                            11/1/08+..................................................        104,250
-----------------------------------------------------------------------------------------------------
                                                                                              950,125
-----------------------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 3.6%
   150,000   B-           Huntsman Packing Corp., Company Guaranteed Notes, 13.000%
                            due 6/1/10++..............................................        151,500
                          Owens Illinois Inc., Sr. Notes:
   350,000   B+             7.850% due 5/15/04........................................        341,250
   250,000   B+             8.100% due 5/15/07........................................        232,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 3.6% (CONTINUED)
$  125,000   B+           Plastipak Holdings Inc., Sr. Notes, 10.750% due 9/1/11+.....    $   131,875
   175,000   B-           Riverwood International Co., Company Guaranteed Notes,
                            10.625% due 8/1/07........................................        184,625
   175,000   BBB          Sealed Air Corp., Company Guaranteed Notes, 8.750% due
                            7/1/08+...................................................        180,936
   175,000   B            Stone Container Corp., Sr. Notes, 9.750% due 2/1/11.........        186,812
-----------------------------------------------------------------------------------------------------
                                                                                            1,409,498
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.8%
                          Alaris Medical Systems Inc., Company Guaranteed Notes:
   100,000   B-             9.750% due 12/1/06........................................         95,500
   100,000   B+             11.625% due 12/1/06+......................................        108,500
    50,000   BB-          AmerisourceBergen Corp., Sr. Notes, 8.125% due 9/1/08.......         51,500
    50,000   B+           NBTY Inc., Sr. Sub. Notes, 8.625% due 9/15/07...............         48,250
-----------------------------------------------------------------------------------------------------
                                                                                              303,750
-----------------------------------------------------------------------------------------------------
REITS -- 1.1%
                          FelCor Lodging Trust Inc. L.P., Company Guaranteed Notes:
   100,000   BB             9.500% due 9/15/08+.......................................        100,750
   100,000   BB             8.500% due 6/1/11.........................................         96,500
                          MeriStar Hospitality Corp.:
                          Company Guaranteed Notes:
    75,000   BB-            9.000% due 1/15/08........................................         71,625
   125,000   BB-            9.125% due 1/15/11........................................        118,125
    50,000   BB-          Sr. Notes, 10.500% due 6/15/09+.............................         50,313
-----------------------------------------------------------------------------------------------------
                                                                                              437,313
-----------------------------------------------------------------------------------------------------
RETAIL -- 2.2%
    75,000   B-           Advance Stores Co. Inc., Sr. Sub. Notes, 10.125% due
                            4/15/08+..................................................         76,500
   150,000   C            Advantica Restaurant Group, Inc., Sr. Notes, 11.125% due
                            1/15/08...................................................        106,500
    50,000   BB+          AmeriGas Partners L.P., Sr. Notes, 8.875% due 5/20/11+......         51,750
   225,000   B            Buhrmann U.S. Inc., Company Guaranteed Notes, 12.250% due
                            11/1/09...................................................        226,125
    75,000   BBB+         The Gap Inc., Notes, 8.800% due 12/15/08+...................         65,704
    75,000   BBB-         J.C. Penney Co. Inc., Notes, 7.375% due 6/15/04.............         74,066
   150,000   BB           Michaels Stores Inc., Sr. Notes, 9.250% due 7/1/09..........        159,000
    75,000   B            PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due
                            11/1/11...................................................         76,875
   400,000   C*           U.S. Office Products Co., Company Guaranteed Notes, 9.750%
                            due 6/15/08 (b)...........................................             40
-----------------------------------------------------------------------------------------------------
                                                                                              836,560
-----------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.3%
   100,000   B            Fairchild Semiconductor Corp., Company Guaranteed Notes,
                            10.375% due 10/1/07.......................................        104,750
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 13.0%
   325,000   CCC+         Acterna Corp., Company Guaranteed Notes, 9.750% due
                            5/15/08...................................................         99,125
   275,000   CCC          AirGate PCS Inc., Sr. Sub. Notes, step bond to yield 13.689%
                            due 10/1/09...............................................        210,375
   575,000   CCC          Alamosa PCS Holdings Inc., Company Guaranteed Notes, step
                            bond to yield 13.717% due 2/15/10.........................        359,375
   150,000   B-           American Tower Corp., Sr. Notes, 9.375% due 2/1/09..........        121,500
   100,000   CCC-         Asia Global Crossing Ltd., Sr. Notes, 13.375% due
                            10/15/10..................................................         35,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 13.0% (CONTINUED)
                          Call-Net Enterprises Inc., Sr. Discount Notes:
$  275,000   B+             Step bond to yield 9.343% due 8/15/07.....................    $    70,125
   300,000   B+             Step bond to yield 8.854% due 8/15/08.....................         79,500
                          Crown Castle International Corp., Sr. Discount Notes:
   200,000   B              Step bond to yield 10.468% due 5/15/11....................        125,000
   375,000   B              Step bond to yield 11.164% due 8/1/11.....................        232,500
   125,000   CCC          Diamond Cable Communications PLC, Sr. Discount Notes,
                            step bond to yield 9.877% due 2/15/07.....................         30,625
   300,000   D            Dolphin Telecom PLC, Sr. Discount Notes, step bond 0.000%
                            due 5/15/09 (c)...........................................             30
   350,000   C            Global Crossing Holdings Ltd., Company Guaranteed Notes,
                            9.500% due 11/15/09 (d)...................................         40,250
   125,000   CCC          Horizon PCS Inc., Sr. Notes, 13.750% due 6/15/11+(a)........        125,000
   179,000   CCC+         Level 3 Communications, Inc., Sr. Discount Notes, step bond
                            to yield 11.094% due 12/1/08..............................         51,015
   206,000   B            Loral Cyberstar Inc., Company Guaranteed Notes, 10.000% due
                            7/15/06++.................................................        141,625
                          McLeodUSA Inc.:
   525,000   C              Sr. Discount Notes, step bond to yield 9.536% due 3/1/07..        105,000
    50,000   C              Sr. Notes, 9.500% due 11/1/08.............................         10,750
   300,000   B-           Millicom International Cellular S.A., Sr. Discount Notes,
                            step bond to yield 12.495% due 6/1/06.....................        199,500
                          Nextel Communications Inc.:
                            Sr. Discount Notes:
   250,000   B              Step bond to yield 10.770% due 9/15/07....................        191,875
   375,000   B              Step bond to yield 9.777% due 2/15/08.....................        258,750
   800,000   B              Sr. Notes, 9.375% due 11/15/09............................        634,000
    75,000   C            Nextel International Inc., Sr. Discount Notes, step bond to
                            yield 12.121% due 4/15/08.................................          3,937
    80,000   CCC+         Nextel Partners Inc., Sr. Discount Notes, step bond to yield
                            13.967% due 2/1/09........................................         50,200
 1,475,000   C            NEXTLINK Communications Inc., Sr. Discount Notes, step bond
                            0.000% due 6/1/09 (c).....................................        125,375
   475,000   CCC          NTL Communications Corp., Sr. Notes, step bond to yield
                            11.694% due 10/1/08.......................................        121,125
   675,000   CCC          NTL Inc., Sr. Notes, step bond to yield 11.170% due
                            4/1/08....................................................        190,688
   250,000   CCC+         Pegasus Satellite Communications Inc., Sr. Discount Notes,
                            step bond to yield 13.988% due 3/1/07.....................        153,750
   275,000   BB-          Rogers Wireless Communications Inc., Sr. Sub. Notes, 8.800%
                            due 10/1/07...............................................        268,125
                          Telewest Communications PLC, Sr. Notes:
    50,000   B              11.250% due 11/1/08.......................................         36,750
   400,000   B              Step bond to yield 10.610% due 10/1/07....................        290,000
                          Triton PCS Inc.:
   375,000   B-           Company Guaranteed Notes, step bond to yield 13.303% due
                            5/1/08....................................................        341,250
    50,000   B-             Sr. Sub. Notes, 8.750% due 11/15/11+......................         50,250
   350,000   D            Viatel Inc., Sr. Discount Notes, step bond 0.000% due
                            4/15/08 (c)...............................................          1,312

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 13.0% (CONTINUED)
                          VoiceStream Wireless Corp.:
$  244,000   A-             Sr. Discount Notes, step bond to yield 11.358% due
                            11/15/09..................................................    $   211,670
    65,000   A-             Sr. Notes, 10.375% due 11/15/09...........................         74,100
-----------------------------------------------------------------------------------------------------
                                                                                            5,039,952
-----------------------------------------------------------------------------------------------------
TEXTILES -- 0.0%
    50,000   NR           Glenoit Corp., Company Guaranteed Notes, 11.000% due 4/15/07
                            (b).......................................................          1,000
                          Pillowtex Corp., Company Guaranteed Notes:
   100,000   C*             10.000% due 11/15/06 (b)..................................          1,000
   175,000   C*             9.000% due 12/15/07 (b)...................................          1,750
-----------------------------------------------------------------------------------------------------
                                                                                                3,750
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.6%
   250,000   CCC+         Allied Holdings Inc., Company Guaranteed Notes, 8.625% due
                            10/1/07...................................................        113,750
   200,000   B+           Gearbulk Holding Ltd., Sr. Notes, 11.250% due 12/1/04.......        205,250
   100,000   C*           Holt Group, Company Guaranteed Notes, 9.750% due 1/15/06
                            (b).......................................................          3,500
                          Stena AB, Sr. Notes:
   150,000   BB-            10.500% due 12/15/05......................................        149,250
   150,000   BB-            8.750% due 6/15/07........................................        137,250
-----------------------------------------------------------------------------------------------------
                                                                                              609,000
-----------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $43,216,759).......     35,268,714
-----------------------------------------------------------------------------------------------------
SHARES                                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK# -- 0.0%
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.0%
     2,000                Russel Stanley Holdings, Inc. (Cost -- $0)..................             20
-----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.2%
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.3%
     1,000                Sinclair Capital, 11.625%...................................        101,250
-----------------------------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED -- 0.0%
     1,209                Nebco Evans Holding Co., Payment-in-kind, 11.250% due
                            3/1/08#...................................................            151
-----------------------------------------------------------------------------------------------------
MEDIA -- 0.8%
        81                Pegasus Communications Corp., Payment-in-kind, 12.750% due
                            1/1/07....................................................         58,623
                          Primedia Inc.:
     4,250                  Series F, 9.200%..........................................        196,562
     1,500                  Series H, 8.625%..........................................         69,375
-----------------------------------------------------------------------------------------------------
                                                                                              324,560
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.1%
     1,050                Nextel Communications Inc., Payment-in-kind, 11.125% due
                            2/15/10...................................................         52,763
-----------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK (Cost -- $959,186)....................        478,724
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

 WARRANTS                                           SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
WARRANTS# -- 0.0%
-----------------------------------------------------------------------------------------------------
ADVERTISING -- 0.0%
        75                Advanstar Holdings Corp., Expire 10/15/11...................    $         1
-----------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS AND WARES -- 0.0%
       200                Josten Inc., Expire 5/1/10..................................          4,050
-----------------------------------------------------------------------------------------------------
MEDIA -- 0.0%
       100                UIH Australia Pacific Inc., Expire 5/15/06..................              0
       125                XM Satellite Radio Holdings Inc., Expire 3/15/10............          3,812
-----------------------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 0.0%
       100                Pliant Corp., Expire 6/1/10.................................            175
-----------------------------------------------------------------------------------------------------
STEEL -- 0.0%
       150                Republic Technology Inc., Expire 7/15/09....................              2
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
     2,035                Loral Space & Communications Ltd., Expire 12/26/06..........              0
-----------------------------------------------------------------------------------------------------
                          TOTAL WARRANTS (Cost -- $24,034)............................          8,040
-----------------------------------------------------------------------------------------------------
                          SUB-TOTAL INVESTMENTS (Cost -- $44,219,172).................     35,755,498
-----------------------------------------------------------------------------------------------------
  FACE
 AMOUNT                                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.0%
$3,122,000                J.P. Morgan Chase & Co., 1.500% due 1/2/02; Proceeds at
                            maturity -- $3,122,260; (Fully collateralized by U.S.
                            Treasury Bonds, 12.500% due 8/15/14; Market value --
                            $3,184,623)
                            (Cost -- $3,122,000)......................................      3,122,000
-----------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100% (Cost -- $47,341,172**)...........    $38,877,498
-----------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b)  Security is currently in default.
(c) Security is currently in default, description includes coupon rated at year-end.
(d) Subsequent to the reporting period, on January 28, 2002, the company filed for bankruptcy.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 #   Non-income producing security.
++   Security has been issued with attached warrants.
** Aggregate cost for Federal income tax purposes is substantially the same. See page 47 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 97.7%
--------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.4%
     6,100   Northrop Grumman Corp. .....................................  $   614,941
--------------------------------------------------------------------------------------
AUTO COMPONENTS -- 3.4%
    28,300   Cooper Tire & Rubber Co. ...................................      451,668
     7,600   Johnson Controls, Inc. .....................................      613,700
    11,600   TRW Inc. ...................................................      429,664
--------------------------------------------------------------------------------------
                                                                             1,495,032
--------------------------------------------------------------------------------------
AUTOMOBILES -- 1.3%
    19,957   Ford Motor Co. .............................................      313,724
     5,490   General Motors Corp. .......................................      266,814
--------------------------------------------------------------------------------------
                                                                               580,538
--------------------------------------------------------------------------------------
BANKS -- 5.7%
    12,800   Bank of America Corp. ......................................      805,760
    12,100   PNC Financial Services Group................................      680,020
    12,500   Wachovia Corp. .............................................      392,000
    20,550   Washington Mutual, Inc. ....................................      671,985
--------------------------------------------------------------------------------------
                                                                             2,549,765
--------------------------------------------------------------------------------------
CHEMICALS -- 1.8%
     9,000   E.I. Du Pont de Nemours & Co. ..............................      382,590
     8,000   PPG Industries, Inc. .......................................      413,760
--------------------------------------------------------------------------------------
                                                                               796,350
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 8.5%
    67,470   Cendant Corp.*..............................................    1,323,087
    14,700   First Data Corp. ...........................................    1,153,215
    18,200   H&R Block, Inc. ............................................      813,540
    15,890   Waste Management, Inc. .....................................      507,050
--------------------------------------------------------------------------------------
                                                                             3,796,892
--------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.1%
    29,400   Lucent Technologies Inc. ...................................      184,926
    19,400   Motorola, Inc. .............................................      291,388
--------------------------------------------------------------------------------------
                                                                               476,314
--------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 6.4%
    27,500   Compaq Computer Corp. ......................................      268,400
    24,400   Hewlett-Packard Co. ........................................      501,176
     6,500   International Business Machines Corp. ......................      786,240
     8,600   Lexmark International, Inc.*................................      507,400
    39,000   Storage Technology Corp.*...................................      806,130
--------------------------------------------------------------------------------------
                                                                             2,869,346
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.3%
    15,300   AT&T Corp. .................................................  $   277,542
    12,000   BellSouth Corp. ............................................      457,800
    12,200   SBC Communications Inc. ....................................      477,874
    19,500   Sprint Corp. ...............................................      391,560
    15,950   Verizon Communications Inc. ................................      756,987
--------------------------------------------------------------------------------------
                                                                             2,361,763
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 4.7%
    18,300   Entergy Corp. ..............................................      715,713
     8,700   FPL Group, Inc. ............................................      490,680
    13,000   Public Service Enterprise Group Inc. .......................      548,470
    13,300   Reliant Energy, Inc. .......................................      352,716
--------------------------------------------------------------------------------------
                                                                             2,107,579
--------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.4%
    24,500   ENSCO International Inc. ...................................      608,825
--------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 2.9%
    10,380   The Bear Stearns Cos. Inc. .................................      608,683
    12,200   Morgan Stanley Dean Witter & Co. ...........................      682,468
--------------------------------------------------------------------------------------
                                                                             1,291,151
--------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.8%
    12,000   CVS Corp. ..................................................      355,200
--------------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.5%
    11,100   General Mills, Inc. ........................................      577,311
    23,400   Sara Lee Corp. .............................................      520,182
--------------------------------------------------------------------------------------
                                                                             1,097,493
--------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 1.5%
    12,500   Baxter International Inc. ..................................      670,375
--------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 5.7%
     7,000   CIGNA Corp. ................................................      648,550
    49,500   HEALTHSOUTH Corp.*..........................................      733,590
    16,300   McKesson Corp. .............................................      609,620
     7,500   UnitedHealth Group Inc. ....................................      530,775
--------------------------------------------------------------------------------------
                                                                             2,522,535
--------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.9%
    13,175   Koninklijke Philips Electronics N.V., NY Shares.............      383,524
--------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.6%
    12,000   Kimberly-Clark Corp. .......................................      717,600
--------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 4.7%
     6,800   Textron, Inc. ..............................................      281,928
    30,391   Tyco International Ltd. ....................................    1,790,030
--------------------------------------------------------------------------------------
                                                                             2,071,958
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING SERVICES -- 2.0%
     7,200   Computer Sciences Corp.*....................................  $   352,656
     7,600   Electronic Data Systems Corp. ..............................      520,980
--------------------------------------------------------------------------------------
                                                                               873,636
--------------------------------------------------------------------------------------
INSURANCE -- 8.6%
    12,400   Allmerica Financial Corp. ..................................      552,420
    15,900   The Allstate Corp. .........................................      535,830
    11,300   Lincoln National Corp. .....................................      548,841
    14,400   Loews Corp. ................................................      797,472
     5,200   Marsh & McLennan Cos., Inc. ................................      558,740
    11,400   MBIA, Inc. .................................................      611,382
     8,800   The Principal Financial Group, Inc.*........................      211,200
--------------------------------------------------------------------------------------
                                                                             3,815,885
--------------------------------------------------------------------------------------
MACHINERY -- 0.9%
     9,700   Ingersoll-Rand Co. .........................................      405,557
--------------------------------------------------------------------------------------
MEDIA -- 2.8%
    24,100   Charter Communications, Inc., Class A Shares*...............      395,963
    22,200   The News Corp. Ltd. ADR.....................................      587,412
     6,100   Viacom Inc., Class A Shares*................................      269,925
--------------------------------------------------------------------------------------
                                                                             1,253,300
--------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.0%
    11,500   Federated Department Stores, Inc.*..........................      470,350
--------------------------------------------------------------------------------------
OIL AND GAS -- 10.1%
    14,700   Ashland Inc. ...............................................      677,376
    12,600   BP PLC ADR..................................................      586,026
    10,851   ChevronTexaco Corp. ........................................      972,358
    16,200   Exxon Mobil Corp. ..........................................      636,660
     7,400   Kerr-McGee Corp. ...........................................      405,520
    12,000   Phillips Petroleum Co. .....................................      723,120
    16,600   USX-Marathon Group++........................................      498,000
--------------------------------------------------------------------------------------
                                                                             4,499,060
--------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.0%
    10,600   International Paper Co. ....................................      427,710
--------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.0%
    13,500   Abbott Laboratories.........................................      752,625
    14,300   Bristol-Myers Squibb Co. ...................................      729,300
     5,000   Merck & Co., Inc. ..........................................      294,000
    10,578   Pharmacia Corp. ............................................      451,152
--------------------------------------------------------------------------------------
                                                                             2,227,077
--------------------------------------------------------------------------------------
ROAD AND RAIL -- 1.2%
     9,200   Union Pacific Corp. ........................................      524,400
--------------------------------------------------------------------------------------
SOFTWARE -- 0.5%
    47,500   Novell Inc.*................................................      218,025
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
TOBACCO -- 3.0%
    15,300   Philip Morris Cos., Inc. ...................................  $   701,505
    17,800   UST Inc. ...................................................      623,000
--------------------------------------------------------------------------------------
                                                                             1,324,505
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $40,268,219)....................   43,406,686
--------------------------------------------------------------------------------------
   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
$1,012,000   J.P. Morgan Chase & Co., 1.500% due 1/2/02; Proceeds at
               maturity -- $1,012,084; (Fully collateralized by U.S.
               Treasury Bonds, 12.500% due 8/15/14; Market
               value -- $1,033,049) (Cost -- $1,012,000).................    1,012,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $41,280,219**)             $44,418,686
--------------------------------------------------------------------------------------

  *  Non-income producing security.
 ++  On January 2, 2002, USX-Marathon Group changed its name to Marathon Oil
     Corp.
 **  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 97.4%
-----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.3%
    11,130    Precision Castparts Corp. ..................................    $   314,423
-----------------------------------------------------------------------------------------
AIRFREIGHT AND COURIERS -- 0.4%
     9,100    Atlas Air Worldwide Holdings, Inc.*.........................        133,315
     6,420    Expeditors International of Washington, Inc. ...............        365,619
-----------------------------------------------------------------------------------------
                                                                                  498,934
-----------------------------------------------------------------------------------------
AIRLINES -- 0.2%
     9,500    Alaska Air Group, Inc.*.....................................        276,450
-----------------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.2%
    24,160    ArvinMeritor, Inc. .........................................        474,502
     7,024    Borgwarner, Inc. ...........................................        367,004
    14,505    Lear Corp.*.................................................        553,221
-----------------------------------------------------------------------------------------
                                                                                1,394,727
-----------------------------------------------------------------------------------------
BANKS -- 11.0%
    13,316    Associated Banc-Corp. ......................................        469,922
    18,600    Astoria Financial Corp. ....................................        492,156
    21,900    Banknorth Group, Inc. ......................................        493,188
    18,260    City National Corp. ........................................        855,481
    13,820    Compass Bancshares Inc. ....................................        391,106
     8,448    Dime Bancorp, Inc. .........................................        304,804
    22,680    First Tennessee National Corp. .............................        822,377
     5,048    First Virginia Banks, Inc. .................................        256,236
    17,880    Golden St. BanCorp. Inc. ...................................        467,562
    18,713    GreenPoint Financial Corp. .................................        668,990
    40,267    Hibernia Corp., Class A Shares..............................        716,350
     7,400    Investors Financial Services Corp. .........................        489,954
    15,018    Marshall & Ilsley Corp. ....................................        950,339
    16,720    Mercantile Bankshares Corp. ................................        719,629
    12,610    M&T Bank Corp. .............................................        918,639
    31,280    National Commerce Financial Corp. ..........................        791,384
    17,400    New York Community Bancorp, Inc. ...........................        397,938
    18,202    North Fork Bancorp., Inc. ..................................        582,282
    22,325    Pacific Century Financial Corp. ............................        577,994
    28,287    Sovereign Bancorp, Inc. ....................................        346,233
    15,310    TCF Financial Corp. ........................................        734,574
-----------------------------------------------------------------------------------------
                                                                               12,447,138
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 3.9%
     7,190    COR Therapeutics, Inc.*.....................................        172,057
    11,860    Gilead Sciences Inc.*.......................................        779,439
    20,470    IDEC Pharmaceuticals Corp.*+................................      1,410,997
     8,090    Incyte Genomics, Inc.*......................................        158,240
    27,320    Millennium Pharmaceuticals, Inc.*...........................        669,613
    14,800    Protein Design Labs, Inc.*..................................        485,440

                       SEE NOTES TO FINANCIAL STATEMENTS.
38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 3.9% (CONTINUED)
    10,306    Sepracor Inc.*..............................................    $   588,060
     8,160    Vertex Pharmaceuticals Inc.*................................        200,654
-----------------------------------------------------------------------------------------
                                                                                4,464,500
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 1.3%
    14,620    American Standard Cos., Inc.*+..............................        997,523
    14,100    York International Corp. ...................................        537,633
-----------------------------------------------------------------------------------------
                                                                                1,535,156
-----------------------------------------------------------------------------------------
CHEMICALS -- 2.4%
    16,600    Airgas, Inc.*...............................................        250,992
     7,313    Albemarle Corp. ............................................        175,512
     8,490    Cabot Corp. ................................................        303,093
    21,260    Crompton Corp. .............................................        191,340
     8,500    Cytec Industries Inc. ......................................        229,500
    17,915    IMC Global Inc. ............................................        232,895
     7,070    The Lubrizol Corp. .........................................        248,086
    15,307    Lyondell Chemical Co. ......................................        219,349
     4,195    Minerals Technologies Inc. .................................        195,655
    15,100    RPM, Inc. ..................................................        218,346
    16,811    Solutia Inc. ...............................................        235,690
     6,600    The Valspar Corp. ..........................................        261,360
-----------------------------------------------------------------------------------------
                                                                                2,761,818
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 6.5%
    21,613    Apollo Group, Inc., Class A Shares*.........................        972,801
    12,120    Bisys Group Inc.*...........................................        775,559
     7,980    CheckFree Corp.*............................................        143,640
     6,000    Corinthian Colleges, Inc.*..................................        245,340
    11,370    CSG Systems International, Inc.*............................        459,917
    12,230    DeVry, Inc.*................................................        347,944
    15,640    DST Systems, Inc.*..........................................        779,654
     5,992    Fiserv, Inc.*...............................................        253,581
    13,440    Herman Miller, Inc. ........................................        317,990
    15,800    Hon Inds Inc. ..............................................        436,870
    15,090    Manpower Inc. ..............................................        508,684
    10,900    The New Dun & Bradstreet Corp.*.............................        384,770
    24,300    Republic Services, Inc.*....................................        485,271
    21,031    Reynolds & Reynolds Co., Class A Shares.....................        510,002
    11,680    Valassis Communications, Inc.*..............................        416,042
    14,490    Viad Corp. .................................................        343,123
-----------------------------------------------------------------------------------------
                                                                                7,381,188
-----------------------------------------------------------------------------------------
COMMUNICATIONS -- 2.0%
    26,120    3Com Corp.*.................................................        166,646
    15,550    Advanced Fibre Communications, Inc.*........................        274,769
    33,100    Enterasys Networks, Inc.*...................................        292,935
     8,470    L-3 Communications Holdings, Inc.*..........................        762,300

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMUNICATIONS -- 2.0% (CONTINUED)
    10,200    McDATA Corp.*...............................................    $   249,900
    16,760    Polycom Inc.*...............................................        576,544
-----------------------------------------------------------------------------------------
                                                                                2,323,094
-----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHALS -- 0.7%
     9,770    InFocus Corp.*..............................................        215,135
    15,767    Quantum Corp. - DLT & Storage Systems*......................        155,305
    22,810    Storage Technology Corp.*...................................        471,483
-----------------------------------------------------------------------------------------
                                                                                  841,923
-----------------------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.5%
     5,620    Jacobs Engineering Group Inc.*..............................        370,920
    12,860    Quanta Services, Inc.*......................................        198,430
-----------------------------------------------------------------------------------------
                                                                                  569,350
-----------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.3%
     7,390    Martin Marietta Materials, Inc. ............................        344,374
-----------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.6%
    17,000    Packaging Corp. America*....................................        308,550
    13,732    Sonoco Products Co. ........................................        364,997
-----------------------------------------------------------------------------------------
                                                                                  673,547
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 4.6%
    30,070    Allete, Inc. ...............................................        757,764
    14,480    Alliant Energy Corp. .......................................        439,613
    25,085    DPL Inc. ...................................................        604,047
    12,990    DQE Inc. ...................................................        245,901
    11,300    Great Plains Energy Inc. ...................................        284,760
    10,880    IDACORP, Inc. ..............................................        441,728
    18,174    Northest Utilities..........................................        320,408
    11,800    NSTAR.......................................................        529,230
    25,267    OGE Energy Corp. ...........................................        583,162
    14,820    PNM Resources Inc. .........................................        414,219
    25,117    Wisconsin Energy Corp. .....................................        566,640
-----------------------------------------------------------------------------------------
                                                                                5,187,472
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.0%
     7,600    AMETEK, Inc. ...............................................        242,364
    16,360    Harris Corp. ...............................................        499,144
     8,466    Tecumseh Products Co., Class A Shares.......................        428,634
-----------------------------------------------------------------------------------------
                                                                                1,170,142
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.7%
    16,795    Arrow Electronics, Inc.*....................................        502,171
    17,070    Avnet, Inc. ................................................        434,773
     6,600    Diebold, Inc. ..............................................        266,904
     7,640    DSP Group, Inc.*............................................        177,706
    11,080    Plexus Corp.*...............................................        294,285

                       SEE NOTES TO FINANCIAL STATEMENTS.
40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.7% (CONTINUED)
    10,475    Tech Data Corp.*............................................    $   453,358
    21,022    Vishay Intertechnology Inc.*................................        409,929
    14,990    Waters Corp.*...............................................        580,863
-----------------------------------------------------------------------------------------
                                                                                3,119,989
-----------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 3.6%
    23,550    BJ Services Co.*............................................        764,198
     6,420    Cooper Cameron Corp.*.......................................        259,111
    18,221    ENSCO International Inc. ...................................        452,792
    14,385    Grant Prideco Inc.*.........................................        165,428
     8,030    Hanover Compressor Co.*.....................................        202,838
     6,000    Helmerich & Payne, Inc.* ...................................        200,280
    10,000    National-Oilwell, Inc.*.....................................        206,100
    10,900    Patterson-UTI Energy, Inc.*.................................        254,079
     7,800    Pride International, Inc.*..................................        117,780
     6,845    Smith International Inc.*...................................        367,029
     8,882    Tidewater, Inc. ............................................        301,100
    14,351    Varco International, Inc.*..................................        214,978
    14,385    Weatherford International, Inc.*............................        535,985
-----------------------------------------------------------------------------------------
                                                                                4,041,698
-----------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 3.5%
    19,197    A.G. Edwards, Inc. .........................................        847,931
    11,900    AmeriCredit Corp.*..........................................        375,445
    32,106    E*Trade Group, Inc.*........................................        329,087
    17,400    IndyMac Bancorp, Inc.*......................................        406,812
     8,470    Legg Mason, Inc. ...........................................        423,331
    13,300    Metris Cos. Inc. ...........................................        341,943
     4,725    Neuberger Berman Inc. ......................................        207,428
    17,730    SEI Investments Co. ........................................        799,800
     6,930    Waddell & Reed Financial, Inc. .............................        223,146
-----------------------------------------------------------------------------------------
                                                                                3,954,923
-----------------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.8%
     5,350    Dean Foods Co.*.............................................        364,870
    15,400    Dole Food Co. ..............................................        413,182
    21,950    Hormel Foods Corp. .........................................        589,797
    11,100    Interstate Bakeries Corp. ..................................        268,398
    16,975    McCormick & Co., Inc. ......................................        712,441
    14,600    Smithfield Foods, Inc.*.....................................        321,784
    46,640    Tyson Foods, Inc. ..........................................        538,692
-----------------------------------------------------------------------------------------
                                                                                3,209,164
-----------------------------------------------------------------------------------------
GAS UTILITIES -- 0.5%
    14,160    AGL Resources Inc. .........................................        325,963
     9,622    National Fuel Gas Co. ......................................        237,663
-----------------------------------------------------------------------------------------
                                                                                  563,626
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 2.4%
    15,690    Apogent Technologies Inc.*..................................    $   404,802
     9,840    Beckman Coulter, Inc. ......................................        435,912
    20,600    Cytyc Corp.*................................................        537,660
    12,860    Hillenbrand Industries, Inc. ...............................        710,772
    11,200    Schein Henry Inc.*..........................................        414,736
    15,060    STERIS Corp.*...............................................        275,146
-----------------------------------------------------------------------------------------
                                                                                2,779,028
-----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 5.0%
     6,630    Covance Inc.*...............................................        150,501
    15,140    Express Scripts, Inc.*......................................        707,946
    16,880    First Health Group Corp.*...................................        417,611
    19,770    Health Net Inc.*............................................        430,591
    13,458    Lincare Holdings, Inc.*.....................................        385,572
    13,840    Omnicare Inc. ..............................................        344,339
    10,245    Oxford Health Plans, Inc.*..................................        308,784
    12,600    Patterson Dental Co.*.......................................        515,718
    13,600    Quest Diagnostics Inc.*.....................................        975,256
    17,000    Triad Hospitals, Inc.*......................................        498,950
     8,020    Trigon Healthcare, Inc.*....................................        556,989
     8,700    Universal Health Services, Inc.*............................        372,186
-----------------------------------------------------------------------------------------
                                                                                5,664,443
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 2.0%
    19,406    Brinker International, Inc.*................................        577,523
    18,500    Extended Stay America, Inc.*................................        303,400
    20,900    Mandalay Resort Group*......................................        447,260
    17,370    Outback Steakhouse, Inc.*...................................        594,923
    33,235    Park Place Entertainment Corp.*.............................        304,765
-----------------------------------------------------------------------------------------
                                                                                2,227,871
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.3%
    28,653    Clayton Homes Inc. .........................................        489,966
    19,110    Furniture Brands International, Inc.*.......................        611,902
     7,870    Lennar Corp. ...............................................        368,473
-----------------------------------------------------------------------------------------
                                                                                1,470,341
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.3%
    13,490    Church & Dwight Co., Inc. ..................................        359,239
-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING SERVICES -- 1.9%
     7,980    Affiliated Computer Services, Inc.*.........................        846,917
    36,102    SunGard Data Systems Inc.*..................................      1,044,431
    10,700    The Titan Corp.*............................................        266,965
-----------------------------------------------------------------------------------------
                                                                                2,158,313
-----------------------------------------------------------------------------------------
INSURANCE -- 4.8%
    11,966    American Financial Group, Inc. .............................        293,765
    12,360    Arthur J. Gallagher & Co. ..................................        426,296

                       SEE NOTES TO FINANCIAL STATEMENTS.
42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
INSURANCE -- 4.8% (CONTINUED)
     8,310    Everest Re Group, Ltd. .....................................    $   587,517
    20,500    Fidelity National Financial, Inc. ..........................        508,400
    19,800    HCC Insurance Holdings, Inc. ...............................        545,490
    12,060    Leucadia National Corp. ....................................        348,172
    25,131    Old Republic International, Corp. ..........................        703,919
    12,046    The PMI Group Inc. .........................................        807,202
    14,800    Protective Life Corp. ......................................        428,164
    13,000    Radian Group Inc. ..........................................        558,350
     4,800    StanCorp. Financial Group, Inc. ............................        226,800
-----------------------------------------------------------------------------------------
                                                                                5,434,075
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE -- 0.3%
    13,490    Avocent Corp.*..............................................        327,133
-----------------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.5%
    28,290    Callaway Golf Co. ..........................................        541,754
-----------------------------------------------------------------------------------------
MACHINERY -- 1.9%
    13,100    AGCO Corp. .................................................        206,718
     5,800    Donaldson Co., Inc. ........................................        225,272
     6,976    Harsco Corp. ...............................................        239,277
    12,920    Pentair Inc. ...............................................        471,709
     5,135    SPX Corp.*..................................................        702,982
    10,839    Trinity Industries..........................................        294,496
-----------------------------------------------------------------------------------------
                                                                                2,140,454
-----------------------------------------------------------------------------------------
MEDIA -- 2.6%
    14,240    Belo Corp., Series A........................................        267,000
    12,080    Hispanic Broadcasting Corp.*................................        308,040
     7,100    Macrovision Corp.*..........................................        250,062
     7,560    Reader's Digest Association, Inc., Class A Shares...........        174,485
     8,940    Scholastic Corp.*...........................................        449,950
     1,820    Washington Post Co., Class B Shares.........................        964,600
    16,240    Westwood One Inc.*..........................................        488,012
-----------------------------------------------------------------------------------------
                                                                                2,902,149
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.1%
    16,225    BJ's Wholesale Club, Inc.*..................................        715,523
     8,751    Dollar Tree Stores, Inc.*...................................        270,493
     8,880    Neiman Marus Group Inc.*....................................        275,902
-----------------------------------------------------------------------------------------
                                                                                1,261,918
-----------------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.9%
    14,525    Energy East Corp. ..........................................        275,830
    13,820    Questar Corp. ..............................................        346,191
    19,459    SCANA Corp. ................................................        541,544
    25,670    UtiliCorp United Inc. ......................................        646,114
    12,580    Vectren Corp. ..............................................        301,668
-----------------------------------------------------------------------------------------
                                                                                2,111,347
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
OIL AND GAS -- 2.7%
     9,660    Equitable Resources, Inc. ..................................    $   329,116
     6,900    Forest Oil Corp.*...........................................        194,649
     6,165    Murphy Oil Corp. ...........................................        518,107
     7,980    Noble Affiliates, Inc. .....................................        281,614
    23,900    Ocean Energy Inc. ..........................................        458,880
    10,580    Pennzoil-Quaker State Co. ..................................        152,881
    14,005    Pioneer National Resources Co.*.............................        269,736
    10,963    Ultramar Diamond Shamrock Corp. ............................        542,449
     8,030    Valero Energy Corp. ........................................        306,104
-----------------------------------------------------------------------------------------
                                                                                3,053,536
-----------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.5%
    12,210    Bowater Inc. ...............................................        582,417
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.0%
     6,870    Barr Laboratories, Inc.*....................................        545,203
    10,200    ICN Pharmaceuticals, Inc. ..................................        341,700
    31,561    IVAX Corp.*.................................................        635,639
    19,154    Mylan Labs Inc. ............................................        718,275
-----------------------------------------------------------------------------------------
                                                                                2,240,817
-----------------------------------------------------------------------------------------
REAL ESTATE -- 0.5%
     7,400    Hospitality Properties Trust................................        218,300
    17,200    New Plan Excel Realty Trust.................................        327,660
-----------------------------------------------------------------------------------------
                                                                                  545,960
-----------------------------------------------------------------------------------------
ROAD AND RAIL -- 1.2%
    19,010    C.H. Robinson Worldwide, Inc. ..............................        549,674
    10,249    CNF Inc. ...................................................        343,854
    13,088    GATX Corp. .................................................        425,622
-----------------------------------------------------------------------------------------
                                                                                1,319,150
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 4.2%
    61,100    Atmel Corp.*................................................        450,307
     3,200    Cabot Microelectronics Corp.*...............................        253,600
    23,020    Cypress Semiconductor Corp.*................................        458,789
    17,070    Integrated Device Technology*...............................        453,891
     5,470    International Rectifier Corp.*..............................        190,794
    16,080    Lam Research Corp.*.........................................        373,378
     8,400    Lattice Semiconductor Corp.*................................        172,788
    10,740    Micrel, Inc.*...............................................        281,710
    19,217    Microchip Technology Inc.*..................................        744,467
    31,050    RF Micro Devices, Inc.*.....................................        597,092
    11,000    Semtech Corp.*..............................................        392,590
    29,176    TriQuint Semiconductor, Inc.*...............................        357,698
-----------------------------------------------------------------------------------------
                                                                                4,727,104
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SOFTWARE -- 5.6%
     3,880    Advent Software, Inc.*......................................    $   193,806
    34,276    Cadence Design Systems, Inc.*...............................        751,330
    19,060    Electronic Arts Inc.*.......................................      1,142,647
    11,120    Jack Henry & Associates, Inc. ..............................        242,861
     6,490    Macromedia, Inc.*...........................................        115,522
    21,460    Mentor Graphics Corp.*......................................        505,812
    12,580    National Instruments Corp.*.................................        471,247
     9,840    Networks Associates, Inc.*..................................        254,364
    31,082    Rational Software Corp.*....................................        606,099
    21,890    Sybase, Inc.*...............................................        344,986
    13,060    Symantec Corp.*.............................................        866,270
     9,723    Synopsys, Inc.*.............................................        574,338
    13,960    Wind River Systems, Inc.*...................................        250,024
-----------------------------------------------------------------------------------------
                                                                                6,319,306
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.8%
    12,240    Abercrombie & Fitch Co., Class A Shares*....................        324,727
     8,760    American Eagle Outfitters, Inc.*............................        229,249
    12,659    Barnes & Noble, Inc.*.......................................        374,706
    13,900    Borders Group Inc.*.........................................        275,776
    13,580    CDW Computer Centers, Inc.*.................................        729,382
     5,480    Payless ShoeSource Inc.*....................................        307,702
     9,180    United Rentals, Inc.*.......................................        208,386
    16,310    Williams-Sonoma, Inc.*......................................        699,699
-----------------------------------------------------------------------------------------
                                                                                3,149,627
-----------------------------------------------------------------------------------------
TEXTILE AND APPAREL -- 0.1%
     3,800    Coach Inc.*.................................................        148,124
-----------------------------------------------------------------------------------------
TOBACCO -- 0.8%
    15,480    R.J. Reynolds Tobacco Holdings, Inc. .......................        871,524
-----------------------------------------------------------------------------------------
TRADING COMPANIES -- 0.3%
     4,810    Fastenal Co. ...............................................        319,528
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
     8,375    Telephone and Data Systems, Inc. ...........................        751,647
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $109,119,018)...................    110,480,441
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM U.S. TREASURY OBLIGATION+ -- 0.4%
$  500,000    U.S. Treasury Bill, 1.650% due 3/14/02 (Cost -- $498,350)...  $    498,350
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
 2,438,000    Morgan Stanley Dean Witter & Co., 1.470% due 1/2/02;
                Proceeds at maturity -- $2,438,199; (Fully collateralized
                by U.S. Treasury Notes, 5.625% due 12/31/02;
                Market value -- $2,488,235) (Cost -- $2,438,000)..........     2,438,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $112,055,368**)..........  $113,416,791
----------------------------------------------------------------------------------------

 *  Non-income producing security.
 + All or a portion of this security is segregated as collateral for open futures contracts.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
46

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA                --   Bonds rated "AAA" have the highest rating assigned by
                        Standard & Poor's. Capacity to pay interest and repay
                        principal is extremely strong.
AA                 --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A                  --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                        economic conditions than bonds in higher rated categories.
BBB                --   Bonds rated "BBB" are regarded as having an adequate
                        capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                        economic conditions or changing circumstances are more
                        likely to lead to a weakened capacity to pay interest and
                        repay principal for bonds in this category than in higher
                        rated categories.
BB, B, CCC and CC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                        predominantly speculative with respect to capacity to pay
                        interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CC the highest degree of speculation. While such bonds will likely have some quality and protective
                        characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C                  --   The rating "C" is reserved for income bonds on which no
                        interest is being paid.
D                  --   Bonds rated "D" are in default, and payment of interest
                        and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa                --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                        generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                        and principal is secure. While the various protective
                        elements are likely to change, such changes as can be
                        visualized are most unlikely to impair the fundamentally
                        strong position of such issues.
Aa                 --   Bonds rated "Aa" are judged to be of high quality by all
                        standards. Together with the Aaa group they comprise what
                        are generally known as high grade bonds. They are rated
                        lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                        protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                        appear somewhat larger than in Aaa securities.
A                  --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                        Factors giving security to principal and interest are
                        considered adequate but elements may be present which
                        suggest a susceptibility to impairment some time in the
                        future.
Baa                --   Bonds rated "Baa" are considered as medium grade
                        obligations, i.e., they are neither highly protected nor
                        poorly secured. Interest payments and principal security
                        appear adequate for the present but certain protective
                        elements may be lacking or may be characteristically
                        unreliable over any great length of time. Such bonds lack
                        outstanding investment characteristics and in fact have
                        speculative characteristics as well.
Ba                 --   Bonds rated "Ba" are judged to have speculative elements;
                        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                        moderate, and therefore not well safeguarded during both
                        good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B                  --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa                --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                        respect to principal or interest.
Ca and C           --   Bonds rated "Ca" and "C" represent obligations which are
                        speculative in a high degree. Such issues are often in
                        default or have other marked shortcomings.
NR                 --   Indicates that the bond is not rated by Standard & Poor's or
                        Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2001

                                           TRAVELERS        LAZARD            MFS         FEDERATED                  DISCIPLINED
                                            QUALITY      INTERNATIONAL     EMERGING         HIGH        FEDERATED      MID CAP
                                              BOND           STOCK          GROWTH          YIELD         STOCK         STOCK
                                           PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost..................  $133,914,561   $130,640,914    $ 243,578,386   $44,219,172   $40,268,219   $109,119,018
  Short-term investments, at cost.......    24,028,000     14,051,000       17,154,290     3,122,000     1,012,000      2,936,350
  Foreign currency, at cost.............            --        823,623               --            --            --             --
---------------------------------------------------------------------------------------------------------------------------------
  Investments, at value.................  $131,292,983   $116,597,531    $ 244,848,395   $35,755,498   $43,406,686   $110,480,441
  Short-term investments, at value......    24,028,000     14,051,000       17,154,290     3,122,000     1,012,000      2,936,350
  Foreign currency, at value............            --        820,124               --            --            --             --
  Cash..................................           707            513            2,220           318           869            638
  Dividends and interest receivable.....     1,342,979         29,022           86,230       777,443        50,222         74,607
  Receivable for Fund shares sold.......        34,620         32,300          113,206            --         1,585         98,731
  Collateral for securities on loan
    (Note 9)............................            --      8,111,125               --            --            --             --
  Receivable for open forward foreign
    currency contracts (Note 7).........            --          1,082               --            --            --             --
  Receivable for securities sold........            --             --          471,482            --            --        389,441
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                             156,699,289    139,642,697      262,675,823    39,655,259    44,471,362    113,980,208
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased......     4,491,653      5,049,059        3,799,290            --            --        495,660
  Payable for Fund shares purchased.....       207,309      6,076,641        1,008,460        68,874       165,598          5,036
  Investment advisory fee payable.......        40,794         84,129          163,003        21,704        23,419         66,620
  Administration fee payable............         7,571          6,118           13,040         2,006         2,248          5,719
  Payable for securities on loan (Note
    9)..................................            --      8,111,125               --            --            --             --
  Payable for open forward foreign
    currency contracts (Note 7).........            --          5,386               --            --            --             --
  Payable for broker-variation margin...            --             --               --            --            --         21,600
  Accrued expenses......................        36,698         68,978           78,170        41,023        36,058         37,478
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.....................     4,784,025     19,401,436        5,061,963       133,607       227,323        632,113
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS........................  $151,915,264   $120,241,261    $ 257,613,860   $39,521,652   $44,244,039   $113,348,095
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.......................  $148,660,086   $159,440,896    $ 391,889,257   $51,365,398   $41,461,308   $113,107,108
  Undistributed net investment income...     5,684,004        996,168               --     4,070,311       437,118        395,721
  Accumulated net realized gain (loss)
    from security transactions, futures
    contracts and foreign currencies....       192,752    (26,115,322)    (135,545,406)   (7,450,383)     (792,854)    (1,558,601)
  Net unrealized appreciation
    (depreciation) of investments,
    futures contracts and foreign
    currencies..........................    (2,621,578)   (14,080,481)       1,270,009    (8,463,674)    3,138,467      1,403,867
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS........................  $151,915,264   $120,241,261    $ 257,613,860   $39,521,652   $44,244,039   $113,348,095
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING......................    13,335,066     12,928,313       23,409,274     4,622,014     2,872,249      7,354,921
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..............        $11.39          $9.30           $11.00         $8.55        $15.40         $15.41
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2001

                                              TRAVELERS       LAZARD            MFS         FEDERATED                 DISCIPLINED
                                               QUALITY     INTERNATIONAL     EMERGING         HIGH       FEDERATED      MID CAP
                                                BOND           STOCK          GROWTH          YIELD        STOCK         STOCK
                                              PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.................................  $ 5,989,698   $    413,608    $   1,072,688   $ 4,429,434   $   26,479   $   241,470
  Dividends................................           --      2,588,139        1,209,614        73,180      768,956     1,044,791
  Less: Foreign withholding tax............           --       (336,008)          (7,599)           --       (2,794)           --
      Interest expense.....................           --             --           (2,274)           --           --            --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME..................    5,989,698      2,665,739        2,272,429     4,502,614      792,641     1,286,261
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2).........      347,194      1,091,320        2,232,073       259,593      277,073       752,173
  Administration fee (Note 2)..............       64,434         78,832          178,566        23,962       26,600        64,472
  Audit and legal..........................       22,002         22,017           22,585        22,000       21,600        22,006
  Shareholder communications...............       18,001         16,443           40,000         4,001        4,000        12,850
  Shareholder and system servicing fees....       16,071         17,040           16,088        16,001       16,100        16,004
  Custody..................................        5,187         95,314          109,849         4,910        4,500        17,020
  Trustees' fees...........................        3,989          4,000            4,000         4,000        4,000         4,000
  Pricing service fees.....................        2,801          7,223              999        17,002           --            --
  Registration fees........................          996             --            6,000            --          400            --
  Other....................................        1,306          1,475            1,999           700        1,100         1,032
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES...........................      481,981      1,333,664        2,612,159       352,169      355,373       889,557
---------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS).............    5,507,717      1,332,075         (339,730)    4,150,445      437,268       396,704
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
CURRENCIES (NOTES 3, 5 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding
     short-term securities)................    2,965,007    (25,142,633)    (111,165,308)   (6,060,660)    (788,781)     (826,600)
    Futures contracts......................           --             --               --            --           --      (562,971)
    Foreign currency transactions..........           --       (554,171)         (57,529)           --           --            --
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)                     2,965,007    (25,696,804)    (111,222,837)   (6,060,660)    (788,781)   (1,389,571)
---------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) From:
    Security transactions..................   (3,013,624)   (12,098,233)     (41,739,013)    2,632,176    1,023,561    (3,543,355)
    Foreign currency transactions..........          100        (53,507)              24            --           --            --
---------------------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION).........................   (3,013,524)   (12,151,740)     (41,738,989)    2,632,176    1,023,561    (3,543,355)
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES
  CONTRACTS AND FOREIGN CURRENCIES.........      (48,517)   (37,848,544)    (152,961,826)   (3,428,484)     234,780    (4,932,926)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS...............................  $ 5,459,200   $(36,516,469)   $(153,301,556)  $   721,961   $  672,048   $(4,536,222)
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2001

                                      TRAVELERS         LAZARD             MFS          FEDERATED                    DISCIPLINED
                                       QUALITY       INTERNATIONAL      EMERGING          HIGH         FEDERATED       MID CAP
                                         BOND            STOCK           GROWTH           YIELD          STOCK          STOCK
                                      PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).....  $  5,507,717    $   1,332,075    $    (339,730)   $ 4,150,445    $   437,268    $    396,704
  Net realized gain (loss).........     2,965,007      (25,696,804)    (111,222,837)    (6,060,660)      (788,781)     (1,389,571)
  Change in net unrealized
    appreciation (depreciation)....    (3,013,524)     (12,151,740)     (41,738,989)     2,632,176      1,023,561      (3,543,355)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS................     5,459,200      (36,516,469)    (153,301,556)       721,961        672,048      (4,536,222)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............    (4,150,121)        (213,020)              --     (4,736,749)      (549,351)       (316,453)
  Net realized gains...............            --       (5,128,777)     (61,687,677)            --     (1,820,227)     (7,779,046)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO
    SHAREHOLDERS...................    (4,150,121)      (5,341,797)     (61,687,677)    (4,736,749)    (2,369,578)     (8,095,499)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of
    shares.........................    94,838,079      767,343,055       33,038,813      7,278,754      8,537,371      41,361,726
  Net asset value of shares issued
    for reinvestment of
    dividends......................     4,150,121        5,341,797       61,687,677      4,736,749      2,369,578       8,095,499
  Cost of shares reacquired........   (21,748,092)    (751,416,626)     (42,604,763)    (7,215,508)    (9,778,252)    (18,693,793)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND
    SHARE TRANSACTIONS.............    77,240,108       21,268,226       52,121,727      4,799,995      1,128,697      30,763,432
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS...........................    78,549,187      (20,590,040)    (162,867,506)       785,207       (568,833)     18,131,711
NET ASSETS:
  Beginning of year................    73,366,077      140,831,301      420,481,366     38,736,445     44,812,872      95,216,384
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................  $151,915,264    $ 120,241,261    $ 257,613,860    $39,521,652    $44,244,039    $113,348,095
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net
  investment income of:............    $5,684,004         $966,168               --     $4,070,311       $437,118        $395,721
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 2000






                                         TRAVELERS        LAZARD            MFS          FEDERATED                    DISCIPLINED
                                          QUALITY      INTERNATIONAL      EMERGING         HIGH         FEDERATED        MID CAP
                                           BOND            STOCK           GROWTH          YIELD          STOCK          STOCK
                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)........  $ 4,150,460    $  1,238,822     $   (829,939)   $ 4,746,053    $   549,371    $   316,103
  Net realized gain (loss)............   (1,285,751)      5,727,478       38,646,449     (1,154,652)     1,979,540      7,827,169
  Change in net unrealized
    appreciation (depreciation).......    1,337,545     (19,748,123)    (142,617,515)    (7,239,063)    (1,130,852)       413,528
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS...................    4,202,254     (12,781,823)    (104,801,005)    (3,647,662)     1,398,059      8,556,800
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...............   (2,975,955)     (3,151,892)              --     (4,325,900)      (499,440)       (86,500)
  Net realized gains..................           --      (4,240,191)     (24,261,927)            --     (1,987,461)    (2,943,719)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS.....   (2,975,955)     (7,392,083)     (24,261,927)    (4,325,900)    (2,486,901)    (3,030,219)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares....   24,511,498     582,150,290      129,665,598      5,709,971      6,703,442     60,964,561
  Net asset value of shares issued for
    reinvestment of dividends.........    2,975,955       7,392,083       24,261,927      4,325,900      2,486,901      3,030,219
  Cost of shares reacquired...........  (14,686,058)   (547,093,994)     (17,336,803)   (13,141,429)   (12,900,822)   (19,372,734)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS......   12,801,395      42,448,379      136,590,722     (3,105,558)    (3,710,479)    44,622,046
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.....   14,027,694      22,274,473        7,527,790    (11,079,120)    (4,799,321)    50,148,627
NET ASSETS:
  Beginning of year...................   59,338,383     118,556,828      412,953,576     49,815,565     49,612,193     45,067,757
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*........................  $73,366,077    $140,831,301     $420,481,366    $38,736,445    $44,812,872    $95,216,384
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed
  (overdistributed) net investment
  income of:..........................   $4,150,088       $(252,306)              --     $4,736,537       $549,201       $315,910
---------------------------------------------------------------------------------------------------------------------------------
* Includes accumulated net investment
  loss of:............................           --              --         $(10,086)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and ten other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Zero Coupon Bond Fund Portfolio Series 2005 and MFS Value Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after a Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and capital gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the capital accounts of MFS Emerging Growth Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss and a portion of accumulated net realized loss amounting to $407,345 and $1,381, respectively were reclassified to paid-in capital for the MFS Emerging Growth Portfolio. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Lazard International Stock and MFS Emerging Growth Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Travelers Quality Bond and Federated High Yield Portfolios ("Portfolios") to amortize premium and all discounts on all fixed-income securities. The Portfolios adopted this requirement effective January 1, 2001. This change does not affect the Portfolios' net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended December 31, 2001, the Travelers Quality

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Bond and Federated High Yield Portfolios had interest income decreased by $249,636 and $29,589, net realized gain increased by $225,822 and $39,779 and the change in net unrealized appreciation of investments increased (decreased) by $23,814 and $(10,190), respectively. In addition, the Travelers Quality Bond and Federated High Yield Portfolios recorded adjustments to decrease the cost of securities and decrease to accumulated undistributed net investment income by $49,502 and $79,764, respectively, to reflect the cumulative effect of this change up to the date of the adoption.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY"), Federated Stock ("FSP") and Disciplined Mid Cap Stock ("DMCS") Portfolios. TQB, LIS, MEG, FHY, FSP and DMCS each pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.825%, 0.75%, 0.65%, 0.625% and 0.70%, respectively, of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Freres Asset Management ("Lazard"), Massachusetts Financial Services ("MFS"), Federated Investment Counseling ("Federated") and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, Lazard, MFS and TIMCO are responsible for the day-to-day portfolio operations and investment decisions for LIS, MEG and DMCS, respectively. Federated is responsible for the day-to-day portfolio operations and investment decisions for FHY and FSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays Lazard 0.475% of LIS's average daily net assets.

          - TAMIC pays MFS 0.375% of MEG's average daily net assets.

          - TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

          - DMCS pays TIMCO 0.35% of DMCS's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of their average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent. TB&T receives accounts fees and asset-based fees that vary according to the size and type of account. During the year ended December 31, 2001, each Portfolio paid transfer agent fees of $5,000 to TB&T.

     For the year ended December 31, 2001, MEG paid Salomon Smith Barney Inc., another subsidiary of Citigroup, brokerage commissions of $165.

     At December 31, 2001, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 2001, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Travelers Quality Bond......................................  $293,918,723   $220,596,208
Lazard International Stock..................................   115,912,292     99,266,597
MFS Emerging Growth.........................................   758,229,606    739,004,018
Federated High Yield........................................    17,540,457     15,874,571
Federated Stock.............................................     6,172,708      7,190,861
Disciplined Mid Cap Stock...................................    64,751,428     40,102,891
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                 GROSS          GROSS       NET UNREALIZED
                                                               UNREALIZED     UNREALIZED     APPRECIATION
PORTFOLIO                                                     APPRECIATION   DEPRECIATION   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
Travelers Quality Bond......................................  $ 1,385,176   $ (4,006,754)    $ (2,621,578)
Lazard International Stock..................................    2,325,159    (16,368,542)     (14,043,383)
MFS Emerging Growth.........................................   19,263,209    (17,993,200)       1,270,009
Federated High Yield........................................    1,078,707     (9,542,381)      (8,463,674)
Federated Stock.............................................    7,575,330     (4,436,863)       3,138,467
Disciplined Mid Cap Stock...................................   12,022,224    (10,660,801)       1,361,423
------------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     LIS, MEG and DMCS may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2001, DMCS had the following open futures contracts.

                                             EXPIRATION     # OF        BASIS        MARKET     UNREALIZED
                                             MONTH/YEAR   CONTRACTS     VALUE        VALUE         GAIN
------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS TO BUY:
S&P MidCap 400 Index.......................     3/02          9       $2,248,506   $2,290,950    $ 42,444
------------------------------------------------------------------------------------------------------------

     6.  OPTION CONTRACTS

     The LIS, MEG, FHY and DMCS may from time to time enter into option contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2001 the Portfolios did not hold any purchased call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchase upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 2001, the Portfolios did not enter into any written covered call or put option contracts.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     LIS and MFS may enter into forward foreign currency contracts.

     At December 31, 2001, LIS had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

LAZARD INTERNATIONAL STOCK PORTFOLIO

                                                                LOCAL       MARKET    SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                               CURRENCY     VALUE        DATE      GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------
TO BUY:
Australian Dollar...........................................     231,787   $118,640     1/3/02       $    35
British Pound...............................................      39,464     57,373     1/3/02           (55)
British Pound...............................................      67,497     98,128     1/3/02           (95)
British Pound...............................................     122,859    178,613     1/3/02          (172)
British Pound...............................................      70,929    103,117     1/3/02           (99)
British Pound...............................................     231,167    336,070     1/3/02          (324)
Euro........................................................      85,122     75,771     1/3/02           676
Euro........................................................     100,171     89,167     1/3/02           (95)
Euro........................................................     105,780     94,160     1/3/02          (100)
Euro........................................................     158,944    141,484     1/3/02          (151)
Euro........................................................     197,970    176,222     1/3/02          (188)
Euro........................................................     195,461    173,990     1/4/02          (264)
Euro........................................................      52,195     46,462     1/4/02           326
Euro........................................................     136,794    121,767     1/4/02          (124)
Euro........................................................     175,198    155,952     1/4/02          (159)
Euro........................................................      59,824     53,252     1/4/02           (54)
Euro........................................................      80,825     71,946     1/4/02           (74)
Euro........................................................     209,406    186,403     1/4/02          (191)
Euro........................................................     128,550    114,428     1/4/02          (117)
Euro........................................................     251,874    224,206     1/4/02          (229)
Euro........................................................     311,335    277,136     1/4/02          (283)
Euro........................................................     184,594    164,317     1/4/02          (168)
Euro........................................................     168,339    149,847     1/4/02          (153)
Euro........................................................     127,308    113,324     1/4/02          (116)
Euro........................................................     114,710    102,109     1/4/02          (155)
Hong Kong Dollar............................................   1,050,263    134,688     1/3/02            12

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                LOCAL       MARKET    SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                               CURRENCY     VALUE        DATE      GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------
Japanese Yen................................................  11,710,361   $ 89,385     1/8/02       $  (153)
Japanese Yen................................................   8,904,488     67,968     1/8/02          (117)
Japanese Yen................................................  18,174,528    138,726     1/8/02          (239)
Japanese Yen................................................  10,648,512     81,280     1/8/02          (139)
Japanese Yen................................................  10,858,680     82,884     1/8/02          (143)
Japanese Yen................................................  36,003,521    274,815     1/8/02          (473)
Japanese Yen................................................  19,150,308    146,174     1/8/02          (251)
Japanese Yen................................................  20,699,546    158,000     1/8/02           (73)
Singapore Dollar............................................     300,890    162,952     1/4/02          (169)
Swedish Krona...............................................     601,580     57,551     1/4/02            33
Swiss Franc.................................................     276,221    166,438     1/7/02          (190)
Swiss Franc.................................................     106,735     64,314     1/7/02           (73)
--------------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
  Foreign Currency Contracts................................                                         $(4,304)
--------------------------------------------------------------------------------------------------------------

     At December 31, 2001, MFS did not have any open forward foreign currency contracts.

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

     At December 31, 2001, LIS loaned common stocks having a value of $7,727,808 and holds the following collateral for loaned securities:

SECURITY DESCRIPTION                                            VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Banque Bruxelles Lambert SA, 3.000% due 1/2/02............  $  350,554
  Barclays PLC, London, 2.020% due 1/2/02...................     350,554
  Dexia Credit Locale de France, 2.625% due 1/2/02..........     350,554
  Landesbank Hessen Thuringen, Dublin, 3.000% due 1/2/02....     350,554
  Landesbank Schlwig Keil, 3.000% due 1/2/02................     350,554
  Rabobank, London, 2.000% due 1/2/02.......................     350,554
  Societe Generale, Montreal, 2.000% due 1/2/02.............     350,554
REPURCHASE AGREEMENTS:
  CS First Boston Corp., 1.800% due 1/2/02..................   1,615,969
  UBS Warburg LLC, 1.850 due 1/2/02.........................   1,610,881

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SECURITY DESCRIPTION                                            VALUE
------------------------------------------------------------------------
COMMERCIAL PAPER:
  Amsterdam Funding, 1.875% due 1/2/02......................  $  350,518
  Centric Capital Corp., 1.952% due 1/2/02..................     358,552
  Fairway Finance Corp., 2.100% due 1/2/02..................     350,515
  Newport Funding Corp., 1.875 due 1/2/02...................     350,518
  Pennine Funding LLC, 2.000% due 1/2/02....................     352,572
MONEY MARKET FUNDS:
  Federated Prime Value, 2.174% due 1/2/02..................     333,861
  Janus Institutional Money Market, 2.196% due 1/2/02.......     333,861
------------------------------------------------------------------------
Total.......................................................  $8,111,125
------------------------------------------------------------------------

   Interest income earned by LIS from securities loaned for the year ended December 31, 2001 was $88,716.

   10.  CAPITAL LOSS CARRYFORWARDS

   At December 31, 2001, LIS, MEG, FHY and FSP had, for Federal income tax purposes, approximately $16,611,000, $125,630,000, $5,751,000 and $128,000,
respectively, of capital loss carryforward available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31, of the year indicated:

                         PORTFOLIO                              2007       2008         2009
------------------------------------------------------------------------------------------------
LIS.........................................................        --         --   $ 16,611,000
MEG.........................................................        --         --    125,630,000
FHY.........................................................  $182,000   $803,000      4,766,000
FSP.........................................................        --         --        128,000
------------------------------------------------------------------------------------------------

   11.  SHARES OF BENEFICIAL INTEREST

   The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2001    DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
Shares sold.................................................         8,198,262            2,260,210
Shares issued on reinvestment...............................           359,941              283,154
Shares reacquired...........................................        (1,890,865)          (1,359,821)
-------------------------------------------------------------------------------------------------------
Net Increase................................................         6,667,338            1,183,543
-------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO
Shares sold.................................................        70,194,052           41,688,670
Shares issued on reinvestment...............................           511,176              530,658
Shares reacquired...........................................       (68,488,174)         (39,085,646)
------------------------------------------------------------------------------------------------------
Net Increase................................................         2,217,054            3,133,682
------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH PORTFOLIO
Shares sold.................................................         2,194,959            4,548,516
Shares issued on reinvestment...............................         5,659,420              888,390
Shares reacquired...........................................        (3,053,389)            (676,430)
------------------------------------------------------------------------------------------------------
Net Increase................................................         4,800,990            4,760,476
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2001    DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO
Shares sold.................................................           778,521              531,586
Shares issued on reinvestment...............................           545,081              424,524
Shares reacquired...........................................          (780,111)          (1,232,837)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................           543,491             (276,727)
------------------------------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO
Shares sold.................................................           552,508              431,914
Shares issued on reinvestment...............................           153,869              168,147
Shares reacquired...........................................          (637,539)            (832,823)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................            68,838             (232,762)
------------------------------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO
Shares sold.................................................         2,550,543            3,588,104
Shares issued on reinvestment...............................           533,300              186,705
Shares reacquired...........................................        (1,244,554)          (1,146,060)
------------------------------------------------------------------------------------------------------
Net Increase................................................         1,839,289            2,628,749
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

        TRAVELERS QUALITY BOND PORTFOLIO            2001(1)      2000(1)      1999(1)      1998       1997
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............     $11.00      $10.82       $10.76      $10.36    $10.10
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)(3)....................       0.59        0.73         0.64        0.37      0.43
  Net realized and unrealized gain (loss)(3).....       0.20        0.00*       (0.51)       0.51      0.29
-----------------------------------------------------------------------------------------------------------
Total Income From Operations.....................       0.79        0.73         0.13        0.88      0.72
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................      (0.40)      (0.55)       (0.00)*     (0.37)    (0.43)
  Net realized gains.............................         --          --        (0.07)      (0.11)    (0.03)
-----------------------------------------------------------------------------------------------------------
Total Distributions..............................      (0.40)      (0.55)       (0.07)      (0.48)    (0.46)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................     $11.39      $11.00       $10.82      $10.76    $10.36
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................       7.13%       6.97%        1.09%       8.49%     7.14%
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................   $151,915     $73,366      $59,338     $35,507    $9,468
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(4).................................       0.45%       0.49%        0.54%       0.63%     0.75%
  Net investment income(3).......................       5.14        6.81         5.86        5.51      5.80
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        225%        157%         357%        364%      295%
-----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been $0.03 and 1.13%, respectively.

(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended December 31, 2001, those amounts would have been $0.61, $0.18 and 5.31% for the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

     LAZARD INTERNATIONAL STOCK PORTFOLIO        2001(1)       2000(1)      1999(1)      1998(1)      1997
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............     $13.15       $15.65       $12.88       $11.57      $10.78
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)....................       0.11         0.13         0.17         0.10        0.05
  Net realized and unrealized gain (loss).....      (3.50)       (1.88)        2.63         1.37        0.87
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........      (3.39)       (1.75)        2.80         1.47        0.92
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................      (0.02)       (0.32)       (0.03)       (0.04)      (0.09)
  Net realized gains..........................      (0.44)       (0.43)       (0.00)*      (0.12)      (0.04)
------------------------------------------------------------------------------------------------------------
Total Distributions...........................      (0.46)       (0.75)       (0.03)       (0.16)      (0.13)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................     $ 9.30       $13.15       $15.65       $12.88      $11.57
------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................     (26.19)%     (11.50)%      21.78%       12.59%       8.50%
------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............   $120,241     $140,831     $118,557      $53,008     $14,229
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)..............................       1.01%        1.02%        1.06%        1.25%       1.25%
  Net investment income.......................       1.01         0.92         1.25         0.78        0.66
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................         81%          39%          35%          44%         22%
------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Travelers Insurance has waived all or a portion of its fees the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been $0.03 and 1.76%, respectively.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

        MFS EMERGING GROWTH PORTFOLIO          2001(1)     2000(1)      1999(1)      1998(1)       1997
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...........    $22.60      $29.82      $16.87        $12.56      $10.55
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(2).....................     (0.02)      (0.05)      (0.06)        (0.07)      (0.03)
  Net realized and unrealized gain (loss)....     (8.20)      (5.70)      13.01          4.38        2.26
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..........     (8.22)      (5.75)      12.95          4.31        2.23
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income......................        --          --          --            --          --
  Net realized gains.........................     (3.38)      (1.47)         --            --       (0.21)
  Capital....................................        --          --          --            --       (0.01)
---------------------------------------------------------------------------------------------------------
Total Distributions..........................     (3.38)      (1.47)         --            --       (0.22)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................    $11.00      $22.60      $29.82        $16.87      $12.56
---------------------------------------------------------------------------------------------------------
TOTAL RETURN.................................    (36.18)%    (20.13)%     76.76%        34.32%      21.15%
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............  $257,614    $420,481    $412,954      $170,059     $70,347
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Interest expense...........................      0.00%*      0.04%         --            --          --
  Operating expenses(2)(3)...................      0.89        0.86        0.87%         0.89%       0.95%
  Total expenses.............................      0.89        0.90        0.87          0.89        0.95
  Net investment loss........................     (0.12)      (0.18)      (0.29)        (0.47)      (0.40)
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................       266%        203%        168%           77%         94%
---------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios (including interest expense) would have been $0.01 and 1.05%, respectively.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets (excluding interest expense) will not exceed 0.95%.

 *  Percentage represents less than 0.01%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

         FEDERATED HIGH YIELD PORTFOLIO            2001(1)      2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............   $ 9.50      $11.44     $11.11     $11.34     $10.42
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)(3)....................     0.97        1.25       1.01       0.71       0.60
  Net realized and unrealized gain (loss)(3).....    (0.77)      (2.11)     (0.67)     (0.18)      1.01
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     0.20       (0.86)      0.34       0.53       1.61
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................    (1.15)      (1.08)     (0.00)*    (0.71)     (0.60)
  Net realized gains.............................       --          --      (0.01)     (0.05)     (0.09)
-------------------------------------------------------------------------------------------------------
Total Distributions..............................    (1.15)      (1.08)     (0.01)     (0.76)     (0.69)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................   $ 8.55      $ 9.50     $11.44     $11.11     $11.34
-------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................     1.94%      (8.15)%     3.10%      4.71%     15.45%
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................  $39,522     $38,736    $49,816    $40,989    $14,049
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(4).................................     0.89%       0.88%      0.84%      0.90%      0.95%
  Net investment income(3).......................    10.45       10.61       9.15       8.60       8.82
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................       44%         19%        23%        31%        43%
-------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been $0.01 and 1.14%, respectively.

(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended December 31, 2001, those amounts would have been $0.98, $(0.78) and 10.51% for the net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

            FEDERATED STOCK PORTFOLIO              2001(1)       2000        1999       1998       1997
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............   $15.99       $16.34      $15.66     $13.83    $11.10
--------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2).......................     0.16         0.21        0.16       0.13      0.10
  Net realized and unrealized gain...............     0.11         0.33        0.68       2.33      3.60
--------------------------------------------------------------------------------------------------------
Total Income From Operations.....................     0.27         0.54        0.84       2.46      3.70
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................    (0.20)       (0.18)         --      (0.13)    (0.10)
  Net realized gains.............................    (0.66)       (0.71)      (0.16)     (0.50)    (0.87)
--------------------------------------------------------------------------------------------------------
Total Distributions..............................    (0.86)       (0.89)      (0.16)     (0.63)    (0.97)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................   $15.40       $15.99      $16.34     $15.66    $13.83
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................     1.67%        3.77%       5.34%     17.84%    33.41%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................  $44,244      $44,813     $49,612    $35,420   $12,100
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3).................................     0.81%        0.82%       0.82%      0.91%     0.95%
  Net investment income..........................     0.99         1.23        1.14       1.14      1.11
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................       14%          24%         23%        31%       74%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been $0.02 and 1.16%, respectively.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

      DISCIPLINED MID CAP STOCK PORTFOLIO         2001(1)     2000(1)     1999(1)      1998       1997(2)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $17.26     $15.61      $14.34      $12.47      $10.00
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)......................      0.06       0.08        0.02        0.04        0.06
  Net realized and unrealized gain (loss).......     (0.78)      2.46        1.84        2.05        3.37
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............     (0.72)      2.54        1.86        2.09        3.43
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................     (0.04)     (0.03)      (0.02)         --       (0.06)
  Net realized gains............................     (1.09)     (0.86)      (0.57)      (0.22)      (0.90)
----------------------------------------------------------------------------------------------------------
Total Distributions.............................     (1.13)     (0.89)      (0.59)      (0.22)      (0.96)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $15.41     $17.26      $15.61      $14.34      $12.47
----------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................     (4.02)%    16.61%      13.47%      16.91%      34.38%++
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................  $113,348    $95,216     $45,068     $19,460      $6,169
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)................................      0.83%      0.88%       0.95%       0.95%       0.95%+
  Net investment income.........................      0.37       0.49        0.28        0.48        0.85+
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        40%        67%         71%        109%         74%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

(3) Travelers Insurance has waived all or a portion of its fees for the years ended December 31, 1999, December 31, 1998 and the period ended December 31, 1997. In addition, Travelers Insurance has reimbursed the Portfolio for $13,500, $29,138 and $3,564 of the Portfolio's expenses for the years ended December 31, 1999, December 31, 1998 and for the period ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1999                         $0.01                                0.99%
1998                          0.02                                1.22
1997                          0.08                                1.82+

(4) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, and Disciplined Mid Cap Stock Portfolios ("Portfolios") of the Travelers Series Trust ("Trust") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for the three-year period then ended and for the period from April 1, 1997 (commencement of operations) to December 31, 1997 with respect to the Disciplined Mid Cap Stock Portfolio, for the five-year period ended December 31, 2001 with respect to the Travelers Quality Bond, MFS Emerging Growth, Federated High Yield Federated Stock Portfolios and Lazard International Stock Portfolio. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                              [KPMG LLP SIGNATURE]

New York, New York
February 8, 2002

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Trust ("Investment Company") are managed under the direction of the Investment Company's Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company Trustees and is available, without charge, upon request by calling the Investment Company's administrator at 1-860-842-9368.

                                                                                           NUMBER OF
                                                                                          INVESTMENT
                                              TERM OF                                      COMPANIES
                                            OFFICE* AND                                     IN FUND
                             POSITION(S)      LENGTH                                        COMPLEX              OTHER
       NAME, ADDRESS          HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY         TRUSTEESHIPS
          AND AGE                FUND         SERVED             PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
---------------------------  ------------   -----------   ------------------------------  -----------   ------------------------
 NON-INTERESTED TRUSTEES
 Knight Edwards              Trustee          Since       Of Counsel, Edwards & Angell,        5        Board of Managers of 6
 154 Arlington Avenue                          1990       Attorneys                                     Variable Annuity
 Providence, RI                                                                                         Separate Accounts of The
 Age 78                                                                                                 Travelers Insurance
                                                                                                        Company ("Travelers")
 Robert E. McGill, III       Trustee          Since       Retired                              5        Lydall Inc.; Board of
 295 Hancock Road                              1990                                                     Managers of 6 Variable
 Williamstown, MA                                                                                       Annuity Separate
 Age 70                                                                                                 Accounts of Travelers
 Lewis Mandell               Trustee          Since       Professor, University of             5        Delaware North Corp.;
 160 Jacobs Hall                               1990       Buffalo                                       Board of Managers of 6
 Buffalo, NY                                                                                            Variable Annuity
 Age 59                                                                                                 Separate Accounts of
                                                                                                        Travelers
 Frances M. Hawk,            Trustee          Since       Private Investor                     5        Board of Managers of 6
 CFA, CPA                                      1991                                                     Variable Annuity
 108 Oxford Hill Lane                                                                                   Separate Accounts of
 Downingtown, PA                                                                                        Travelers
 Age 54

 INTERESTED TRUSTEES
 Heath B. McLendon           Chairman and     Since       Managing Director of Salomon        74        Drew University; M&T
 Salomon Smith Barney Inc.   Trustee           1995       Smith Barney Inc. ("SSB");                    Bank; Board of Managers
 125 Broad Street, 9th                                    President and Director of                     of 6 Variable Annuity
 Floor                                                    Smith Barney Fund Management                  Separate Accounts of
 New York, NY 10004                                       LLC ("SBFM") and Travelers                    Travelers
 Age 68                                                   Investment Adviser, Inc.
                                                          ("TIA")

*Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                          NUMBER OF
                                                                                         INVESTMENT
                                             TERM OF                                      COMPANIES
                                            OFFICE AND                                     IN FUND
                             POSITION(S)      LENGTH                                       COMPLEX              OTHER
       NAME, ADDRESS          HELD WITH      OF TIME     PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY         TRUSTEESHIPS
          AND AGE                FUND         SERVED            PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
---------------------------  ------------   ----------   ------------------------------  -----------   ------------------------
 EXECUTIVE OFFICERS
 Lewis E. Daidone            Treasurer        Since      Managing Director of SSB;        N/A                    N/A
 Salomon Smith Barney Inc.                     1996      Director and Senior Vice
 125 Broad Street                                        President of SBFM and TIA
 11th Floor
 New York, NY 10004
 Age 44

 Irving P. David             Controller       Since      Director of SSB                  N/A                    N/A
 Salomon Smith Barney Inc.                     1996
 125 Broad Street
 10th Floor
 New York, NY 10004
 Age 40

 Ernest J. Wright            Secretary        Since      Vice President and Secretary     N/A                    N/A
 Travelers Insurance                           1994      of Travelers
   Company
 One Tower Square
 Hartford, CT 06183
 Age 61

 Kathleen A. McGah           Assistant        Since      Deputy General Counsel of        N/A                    N/A
 Travelers Insurance         Secretary         1995      Travelers
   Company
 One Tower Square
 Hartford, CT 06183
 Age 51

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2001:

     - Percentages of ordinary dividends paid as qualifying for the dividends received deduction:

              MFS Emerging Growth Portfolio                         3.28%
              Federated Stock Portfolio                           100.00
              Disciplined Mid Cap Stock Portfolio                  15.90

     - Total long-term capital gain distributions paid:

              Lazard International Portfolio                 $ 5,128,777
              MFS Emerging Growth Portfolio                   40,368,296
              Federated Stock Portfolio                        1,820,227
              Disciplined Mid Cap Stock Portfolio              4,513,685

The following percentages of ordinary dividends paid by the Trust from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

              Travelers Quality Bond Portfolio                     30.12%

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                               PFPC TRUST COMPANY
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company, and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-02) Printed in U.S.A.

THE TRAVELERS VARIABLE
PRODUCTS FUNDS

ANNUAL REPORTS
DECEMBER 31, 2001

                                                             [UMBRELLA ART TOP]

                            [UMBRELLA ART BOTTOM]
                 THE TRAVELERS SERIES TRUST:

                 MFS VALUE PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

THE TRAVELERS SERIES TRUST: MFS VALUE PORTFOLIO
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for The Travelers Series
Trust -- MFS Value Portfolio ("Portfolio")(1) for the year ended December 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolio's investment strategy. We hope you find this report to be useful and informative.

MARKET AND ECONOMIC OVERVIEW

This past year has seen a number of unpleasant economic and financial milestones. Among them were a recession--the first in a decade; a downturn in profits--the steepest since the 1930s; and a major corporate bankruptcy--the largest in U.S. history. During the year the markets adjusted to those events and dealt with the effects associated with the September 11 attacks.

While this difficult investment environment resulted in two consecutive years of negative returns for U.S. equities, the market's dynamics shifted away from growth to value stocks, creating a more favorable backdrop for the Portfolio's consistent value-oriented investment approach. With the exception of the fourth quarter of 2001, where we witnessed a sharp rebound in growth stocks, the past twelve months were marked by a dramatic turnaround in market sentiment. Investors soured on previously favored technology, telecommunications, and media stocks that had reached lofty valuations and fled to more-defensive, value-oriented investments.

MFS VALUE PORTFOLIO

For the year ended December 31, 2001, the Portfolio provided a total return of 1.00%(2). In comparison, the Standard & Poor's 500 Index ("S&P 500")(3) returned a negative 11.88% for the same period.

The Portfolio's one-year performance significantly outperformed the S&P 500. However, the Portfolio's performance was hurt, primarily by our large exposure to energy and utilities stocks. These stocks came under pressure during the period due to weaker-than-expected demand for energy and uncertainty surrounding commodity prices for oil and natural gas. Other detractors included mixed performance from our holdings in the financial services and health care sectors.

On a more positive note, strong stock selection across a broad range of industries, and our consistent underweighting in technology stocks, contributed favorably to performance during the past year. Despite some weakness in the energy, utilities, and health care sectors throughout the year, our stock selection in these traditionally defensive areas provided a boost to performance versus the S&P 500. In the past three months, oil services companies such as Apache Corporation and Schlumberger performed well. Utility holdings such as National Fuel Gas and Nstar, also provided stable results. In the health care sector, pharmaceuticals company Abbott Labs contributed to performance, as did medical equipment manufacturer Guidant Corporation. Consumer staples stocks, such as Archer Daniels, Procter & Gamble, and Gillette, also helped performance.

In this uncertain environment, our primary objective remains to try to outperform our benchmarks with lower volatility. Over time, we believe we can achieve this objective by maintaining a consistent focus on inexpensive stocks of high-quality companies with solid or improving balance sheets and cash flows. Through our independent research, we also strive to find companies with management teams that we believe are taking the right steps to improve the value of the company. Most importantly, however, we adhere to a very disciplined approach toward managing risks in the Portfolio. This process involves analyzing risks at the company and sector levels by analyzing industry trends and by maintaining a diversified Portfolio.

---------------
 1 The Portfolio is an underlying investment option of various variable annuity and life products.
 2 The performance return set forth above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity and life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. Past performance is not indicative of future results.
 3 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

THE TRAVELERS SERIES TRUST: MFS VALUE PORTFOLIO
--------------------------------------------------------------------------------

As far as the economy is concerned, the outlook is a bit cloudy right now. Until evidence of a recovery in corporate earnings becomes more compelling, we're likely to maintain our defensive investment strategy. While we think the recession could last several more months, baring any unforeseen crisis, we anticipate a recovery in the second half of the year. That said, we are beginning to concentrate on companies that are likely to benefit once the economy begins to turn around. Accordingly, we think our largest holdings exemplify our conservative approach to stock picking, our emphasis on high-quality companies with improving business fundamentals, and our confidence in the long-term health of the U.S. economy.

Thank you for investing in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. McLENDON

Heath B. McLendon
Chairman

January 14, 2002

The information provided in this commentary represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 4 through 7 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolio's holdings is as of December 31, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS VALUE PORTFOLIO AS OF 12/31/01


          AVERAGE ANNUAL TOTAL RETURNS
          -----------------------------
    Year Ended 12/31/01                   1.00%
    7/20/98* through 12/31/01             3.47
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 12/31/01            12.47%

    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through December 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                                                    MFS VALUE PORTFOLIO            STANDARD & POOR'S 500 INDEX
                                                                    -------------------            ---------------------------
7/20/98                                                             $     10000.00                  $        10000.00
12/98                                                                      9506.00                           10454.00
6/99                                                                      10923.00                           11748.00
12/99                                                                      9979.00                           12653.00
6/00                                                                      10021.00                           12598.00
12/00                                                                     11135.00                           11501.00
6/01                                                                      11575.00                           10732.00
12/31/01                                                                  11247.00                           10135.00

                                                -- MFS Value Portfolio
                                                --Standard & Poor's 500 Index
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 88.9%
-----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.4%
     1,430    Northrop Grumman Corp. .....................................    $   144,158
-----------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT -- 0.9%
    20,890    Delphi Automotive Systems Corp. ............................        285,357
-----------------------------------------------------------------------------------------
BANKS -- 6.7%
     9,230    Bank of America Corp. ......................................        581,029
    16,890    FleetBoston Financial Corp. ................................        616,485
    11,910    Mellon Financial Corp. .....................................        448,054
     5,650    PNC Financial Services Group Inc. ..........................        317,530
     9,290    SouthTrust Corp. ...........................................        229,184
-----------------------------------------------------------------------------------------
                                                                                2,192,282
-----------------------------------------------------------------------------------------
BEVERAGES -- 1.3%
     8,550    Pepsico, Inc. ..............................................        416,300
-----------------------------------------------------------------------------------------
CHEMICALS -- 3.2%
     9,440    Air Products and Chemicals, Inc. ...........................        442,830
     7,600    PPG Industries, Inc. .......................................        393,072
     3,690    Praxair, Inc. ..............................................        203,873
-----------------------------------------------------------------------------------------
                                                                                1,039,775
-----------------------------------------------------------------------------------------
COMPUTERS -- 2.1%
     3,650    International Business Machines Corp. ......................        441,504
    18,580    Sun Microsystems, Inc. (a)..................................        228,534
-----------------------------------------------------------------------------------------
                                                                                  670,038
-----------------------------------------------------------------------------------------
CONGLOMERATES -- 1.5%
     4,190    Minnesota Mining & Manufacturing Co. .......................        495,300
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 5.2%
     7,250    American Express Co. .......................................        258,753
     4,290    Fannie Mae..................................................        341,055
     5,780    Freddie Mac.................................................        378,012
     7,100    Merrill Lynch & Co., Inc. ..................................        370,052
     6,160    Morgan Stanley Dean Witter & Co. ...........................        344,590
-----------------------------------------------------------------------------------------
                                                                                1,692,462
-----------------------------------------------------------------------------------------
ELECTRIC -- 3.3%
     5,500    Dominion Resources, Inc. ...................................        330,550
     4,750    FirstEnergy Corp. ..........................................        166,155
     7,120    NSTAR.......................................................        319,332
     6,230    Pinnacle West Capital Corp. ................................        260,725
-----------------------------------------------------------------------------------------
                                                                                1,076,762
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.6%
    11,150    Rockwell International Corp. ...............................        199,139
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
     5,920    Agilent Technologies, Inc. (a)..............................        168,779
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 1.7%
     9,920    Schlumberger Ltd. ..........................................    $   545,104
-----------------------------------------------------------------------------------------
FOOD -- 2.8%
    20,046    Archer-Daniels-Midland Co. .................................        287,660
    13,030    Kellogg Co. ................................................        392,203
     6,830    The J.M. Smucker Co. .......................................        241,645
-----------------------------------------------------------------------------------------
                                                                                  921,508
-----------------------------------------------------------------------------------------
GAS -- 3.9%
     6,580    AGL Resources Inc. .........................................        151,472
    19,480    National Fuel Gas Co. ......................................        481,156
     5,890    NICOR Inc. .................................................        245,260
     5,440    NiSource Inc. ..............................................        125,446
     8,570    WGL Holdings Inc. ..........................................        249,130
-----------------------------------------------------------------------------------------
                                                                                1,252,464
-----------------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS -- 1.0%
     6,620    Guidant Corp. (a)...........................................        329,676
-----------------------------------------------------------------------------------------
HEALTHCARE - SERVICES -- 0.4%
     3,260    HCA Inc. ...................................................        125,640
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 2.6%
     5,410    Kimberly-Clark Corp. .......................................        323,518
     6,610    The Procter & Gamble Co. ...................................        523,049
-----------------------------------------------------------------------------------------
                                                                                  846,567
-----------------------------------------------------------------------------------------
INSURANCE -- 5.9%
    12,820    The Allstate Corp. .........................................        432,034
     3,330    The Chubb Corp. ............................................        229,770
     5,690    The Hartford Financial Services Group, Inc. ................        357,503
     7,680    Jefferson-Pilot Corp. ......................................        355,354
     6,740    Metlife, Inc. ..............................................        213,523
     5,720    SAFECO Corp. ...............................................        178,178
     3,180    The St. Paul Companies, Inc. ...............................        139,825
-----------------------------------------------------------------------------------------
                                                                                1,906,187
-----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 4.2%
     3,010    Caterpillar Inc. ...........................................        157,272
     6,100    Danaher Corp. ..............................................        367,891
    14,580    Deere & Co. ................................................        636,563
     9,190    Pall Corp. .................................................        221,111
-----------------------------------------------------------------------------------------
                                                                                1,382,837
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
MEDIA -- 6.7%
    10,100    Comcast Corp., Class A Shares (a)...........................    $   363,600
     7,110    Cox Communications, Inc., Class A Shares (a)................        297,980
     5,950    Gannett Co., Inc. ..........................................        400,018
     5,950    Tribune Co. ................................................        222,709
    15,950    Viacom Inc., Class B Shares (a).............................        704,193
     9,830    The Walt Disney Co. ........................................        203,678
-----------------------------------------------------------------------------------------
                                                                                2,192,178
-----------------------------------------------------------------------------------------
MINING -- 3.1%
     5,960    Alcan Inc. .................................................        214,143
    17,080    Alcoa Inc. .................................................        607,194
     5,310    Phelps Dodge Corp. (a)......................................        172,044
-----------------------------------------------------------------------------------------
                                                                                  993,381
-----------------------------------------------------------------------------------------
OIL & GAS -- 8.6%
     6,740    Anadaeko Petroleum Corp. ...................................        383,169
     7,146    Apache Corp. ...............................................        356,442
     7,030    BP PLC ADR..................................................        326,965
     6,890    Devon Energy Corp. .........................................        266,298
    21,870    Exxon Mobil Corp. ..........................................        859,491
     2,530    Occidental Petroleum Corp. .................................         67,121
     1,500    TotalFinaElf S.A. ADR.......................................        105,360
    12,150    Unocal Corp. ...............................................        438,251
-----------------------------------------------------------------------------------------
                                                                                2,803,097
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.4%
    11,060    International Paper Co. ....................................        446,271
-----------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 1.2%
    11,370    The Gillette Co. ...........................................        379,758
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.5%
    10,290    Abbott Laboratories.........................................        573,668
     4,990    American Home Products Corp. ...............................        306,186
     5,320    Merck & Co., Inc. ..........................................        312,816
     6,990    Pfizer Inc. ................................................        278,552
-----------------------------------------------------------------------------------------
                                                                                1,471,222
-----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.7%
     5,510    Equity Office Properties Trust..............................        165,741
    12,960    Equity Residential Properties Trust.........................        372,082
-----------------------------------------------------------------------------------------
                                                                                  537,823
-----------------------------------------------------------------------------------------
RETAIL -- 2.6%
    17,680    Sears, Roebuck and Co. .....................................        842,275
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 1.4%
     4,430    Analog Devices, Inc. (a)....................................        196,648
     9,060    Texas Instruments Inc. .....................................        253,680
-----------------------------------------------------------------------------------------
                                                                                  450,328
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SOFTWARE -- 0.2%
     5,410    Oracle Corp. (a)............................................    $    74,712
-----------------------------------------------------------------------------------------
TOBACCO -- 1.2%
     8,760    Philip Morris Co. Inc. .....................................        401,646
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 7.0%
    26,815    AT&T Corp. .................................................        486,424
    23,503    AT&T Wireless Services Inc. (a).............................        337,738
     8,460    BellSouth Corp. ............................................        322,749
    31,630    Sprint Corp. ...............................................        635,130
    10,490    Verizon Communications Inc. ................................        497,855
-----------------------------------------------------------------------------------------
                                                                                2,279,896
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 1.1%
     7,132    Canadian National Railway Co. ..............................        344,333
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $28,276,230)....................     28,907,255
=========================================================================================
PREFERRED STOCK -- 1.7%
-----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.4%
     1,300    Northrop Grumman Corp., Exchange 7.250%.....................        144,820
-----------------------------------------------------------------------------------------
ELECTRIC -- 0.5%
     2,960    TXU Corp., Exchange 8.750%..................................        153,150
-----------------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.8%
     5,800    Motorola Inc., Exchange 7.000%..............................        271,092
-----------------------------------------------------------------------------------------
              TOTAL PREFERRED STOCK (Cost -- $578,593)....................        569,062
-----------------------------------------------------------------------------------------
FOREIGN STOCK -- 4.9%
-----------------------------------------------------------------------------------------
NETHERLANDS -- 2.0%
    14,810    Akzo Nobel N.V. (b).........................................        661,134
-----------------------------------------------------------------------------------------
SWITZERLAND -- 2.5%
     8,330    Novartis AG.................................................        301,157
    10,090    Syngenta AG (a)(b)..........................................        522,861
-----------------------------------------------------------------------------------------
                                                                                  824,018
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.4%
    11,820    Diageo PLC (b)..............................................        134,894
-----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $1,609,825)....................      1,620,046
=========================================================================================

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.5%
$1,455,000    Federal Home Loan Bank Discount Notes, 1.490% due 1/2/02
                (Cost -- $1,454,940)......................................      1,454,940
=========================================================================================
              TOTAL INVESTMENTS -- 100% (Cost -- $31,919,588*)............    $32,551,303
=========================================================================================

(a) Non-income producing security.
(b) All or a portion of this security is segregated for foreign exchange contracts.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2001

ASSETS:
  Investments, at value (Cost -- $31,919,588)...............  $32,551,303
  Cash......................................................       28,628
  Receivable for securities sold............................      509,700
  Dividends and interest receivable.........................       47,605
  Receivable for Fund shares sold...........................       74,463
  Receivable due from manager...............................        2,076
  Receivable from open forward foreign currency contracts
     (Note 9)...............................................          271
-------------------------------------------------------------------------
  TOTAL ASSETS..............................................   33,214,046
-------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..........................      863,279
  Investment advisory fees payable..........................       20,124
  Administration fees payable...............................        1,610
  Payable from open forward foreign currency contracts (Note
     9).....................................................          110
  Accrued expenses..........................................       33,766
-------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................      918,889
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $32,295,157
=========================================================================
NET ASSETS:
  Paid-in capital...........................................  $30,316,388
  Undistributed net investment income.......................      275,105
  Accumulated net realized gain from security transactions
     and foreign currencies.................................    1,071,979
  Net unrealized appreciation of investments and foreign
     currencies.............................................      631,685
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $32,295,157
=========================================================================
SHARES OUTSTANDING..........................................    2,981,106
-------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................       $10.83
=========================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
  Dividends.................................................  $   514,048
  Interest..................................................       35,207
  Less: Foreign withholding tax.............................       (1,999)
-------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................      547,256
-------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........................      205,081
  Administration fees (Note 2)..............................       16,406
  Shareholder and system servicing fees.....................       16,401
  Audit and legal...........................................       16,001
  Shareholder communications................................       25,520
  Custody...................................................       16,700
  Trustees' fees............................................        4,000
  Other.....................................................        1,188
-------------------------------------------------------------------------
  TOTAL EXPENSES............................................      301,297
  Less: Expense reimbursement (Note 2)......................      (28,095)
-------------------------------------------------------------------------
  NET EXPENSES..............................................      273,202
-------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      274,054
-------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTES 3 AND 9):
  Realized Gain From:
     Security transactions (excluding short-term
      securities)...........................................    1,155,963
     Foreign currency transactions..........................        1,304
-------------------------------------------------------------------------
  NET REALIZED GAIN.........................................    1,157,267
-------------------------------------------------------------------------
  Change in Net Unrealized Appreciation From:
     Security transactions..................................   (1,269,910)
     Foreign currency transactions..........................          (30)
-------------------------------------------------------------------------
  DECREASE IN NET UNREALIZED APPRECIATION...................   (1,269,940)
-------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES..............     (112,673)
-------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $   161,381
=========================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,

                                                                 2001          2000
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   274,054   $   222,557
  Net realized gain.........................................    1,157,267       648,438
  Increase (decrease) in net unrealized appreciation........   (1,269,940)    1,549,588
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      161,381     2,420,583
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (222,642)     (179,214)
  Net realized gains........................................     (229,348)     (196,662)
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (451,990)     (375,876)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares..........................   12,660,072     5,459,084
  Net asset value of shares issued for reinvestment of
     dividends..............................................      451,990       375,876
  Cost of shares reacquired.................................   (3,851,826)   (4,461,692)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    9,260,236     1,373,268
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................    8,969,627     3,417,975
NET ASSETS:
  Beginning of year.........................................   23,325,530    19,907,555
---------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $32,295,157   $23,325,530
=======================================================================================
* Includes undistributed net investment income of:..........     $275,105      $222,389
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     MFS Value Portfolio ("Portfolio"), formerly known as NWQ Large Cap Portfolio, is a separate investment portfolio of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fifteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth and Zero Coupon Bond Fund Portfolio (Series 2005) Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays TAMIC an investment advisory fee calculated at the annual rate of 0.75% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into a sub-advisory agreement with MFS Investment Management ("MFS"). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for the Portfolio. TAMIC pays MFS 0.375% of the Portfolio's average daily net assets. These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolio. The Portfolio pays Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), a

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolio. This fee is calculated daily and paid monthly.

     Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the year ended December 31, 2001, the Portfolio paid transfer agent fees of $5,000 to TB&T.

     For the year ended December 31, 2001, Travelers Insurance reimbursed expenses in the amount of $28,095 for the Portfolio.

     For the year ended December 31, 2001, the Portfolio did not pay Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, any brokerage commissions. SSB acts as the primary broker for its portfolio agency transactions.

     At December 31, 2001, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------
Purchases...................................................  $40,639,994
Sales.......................................................   32,112,270
-------------------------------------------------------------------------

     At December 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 1,736,567
Gross unrealized depreciation...............................   (1,104,852)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $   631,715
-------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolio purchases (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     The Portfolio may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2001, the Portfolio had no open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTIONS CONTRACTS

     The Portfolio may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At December 31, 2001, the Portfolio did not hold any purchased call or put option contracts.

     When the Portfolio writes a covered call or put option, an amount equals to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchases upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 2001, the Portfolio did not enter into any written call or put option contracts.

     7.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     8.  LENDING OF PORTFOLIO SECURITIES

     The Portfolio has an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio is collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investments of amounts received as collateral.

     At December 31, 2001, the Portfolio did not have any securities on loan.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     9.  FORWARD FOREIGN CURRENCY CONTRACTS

     At December 31, 2001, the Portfolio had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                        LOCAL      MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY                                       CURRENCY     VALUE        DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
TO BUY:
Euro...............................................     15,624     $13,908      1/4/02         $ 109
Swiss Franc........................................     28,299      17,052      1/7/02           162
-------------------------------------------------------------------------------------------------------
                                                                    30,960                       271
-------------------------------------------------------------------------------------------------------
TO SELL:
British Pound......................................     21,950      31,911      1/3/02          (110)
-------------------------------------------------------------------------------------------------------
Total Unrealized Gain on Open Forward Foreign
  Currency Contracts...............................                                            $ 161
=======================================================================================================

     10.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolio were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2001    DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------
Shares sold.................................................        1,151,357              544,654
Shares issued on reinvestment...............................           41,929               37,814
Shares reacquired...........................................         (354,224)            (445,848)
------------------------------------------------------------------------------------------------------
Net Increase................................................          839,062              136,620
======================================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

                                                             2001(1)    2000(1)    1999(1)    1998(2)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.......................     $10.89      $9.93      $9.46    $10.00
-----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)...............................       0.11       0.11       0.13      0.05
  Net realized and unrealized gain (loss)................      (0.00)*     1.02       0.34     (0.54)
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations......................       0.11       1.13       0.47     (0.49)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................      (0.08)     (0.08)        --     (0.05)
  Net realized gains.....................................      (0.09)     (0.09)        --     (0.00)*
-----------------------------------------------------------------------------------------------------
Total Distributions......................................      (0.17)     (0.17)        --     (0.05)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.............................     $10.83     $10.89      $9.93     $9.46
-----------------------------------------------------------------------------------------------------
TOTAL RETURN.............................................       1.00%     11.59%      4.97%    (4.94)%++
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..........................    $32,295    $23,326    $19,908    $8,463
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4).........................................       1.00%      1.00%      0.99%     0.99%+
  Net investment income..................................       1.01       1.05       1.26      1.47+
-----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..................................        123%        54%        41%        2%
=====================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $28,095, $15,528, $24,087 and $17,700 for the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

    PER SHARE DECREASE         EXPENSE RATIO WITHOUT
 IN NET INVESTMENT INCOME      EXPENSE REIMBURSEMENT
--------------------------  ---------------------------
2001   2000   1999   1998   2001   2000   1999    1998
-----  -----  -----  -----  -----  -----  -----  ------
$0.01  $0.01  $0.02  $0.02  1.11%  1.07%  1.15%  1.64%+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Value Portfolio of The Travelers Series Trust ("Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and for the period from July 20, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets each of the years in the two-year period then and financial highlights for each of the years in the three-year period then ended and for the period from July 20, 1998 to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP

New York, New York
February 8, 2002

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Trust ("Investment Company") are managed under the direction of the Investment Company's Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company Trustees and is available, without charge, upon request by calling the Investment Company's administrator at 1-800-842-9368.

                                               TERM OF                                       NUMBER OF
                                             OFFICE* AND                                   FUNDS IN FUND
                              POSITION(S)      LENGTH                                         COMPLEX               OTHER
       NAME, ADDRESS           HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY          TRUSTEESHIPS
          AND AGE                 FUND         SERVED             PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:
Knight Edwards                Trustee           1990       Of Counsel, Edwards & Angell,          5        Keystone Group, Inc.;
154 Arlington Avenue                                       Attorneys                                       Board of Managers of 6
Providence, RI                                                                                             Variable Annuity
Age 78                                                                                                     Separate Accounts of The
                                                                                                           Travelers Insurance Co.
Robert E. McGill, III         Trustee           1990       Retired                                5        Lydall Inc.; Board of
295 Hancock Road                                                                                           Managers of 6 Variable
Williamstown, MA                                                                                           Annuity Separate
Age 70                                                                                                     Accounts of The
                                                                                                           Travelers Insurance Co.
Lewis Mandell                 Trustee           1990       Professor, University of               5        Delaware North Corp.;
160 Jacobs Hall                                            Buffalo                                         Board of Managers of 6
Buffalo, NY                                                                                                Variable Annuity
Age 59                                                                                                     Separate Accounts of The
                                                                                                           Travelers Insurance Co.
Frances M. Hawk,              Trustee           1991       Private Investor                       5        Board of Managers of 6
CFA, CPA                                                                                                   Variable Annuity
108 Oxford Hill Lane                                                                                       Separate Accounts of The
Downingtown, PA                                                                                            Travelers Insurance Co.
Age 54
INTERESTED TRUSTEES:
Heath B. McLendon             Chairman and      1995       Managing Director of Salomon          74        Drew University; M&T
Salomon Smith Barney Inc.     Trustee                      Smith Barney Inc. ("SSB");                      Bank; Board of Managers
125 Broad Street, 9th Floor                                President and Director of                       of 6 Variable Annuity
New York, NY 10004                                         Smith Barney Funds Management                   Separate Accounts of The
Age 68                                                     LLC ("SBFM") and Travelers                      Travelers Insurance Co.
                                                           Investment Adviser, Inc.
                                                           ("TIA")

* Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                               TERM OF                                       NUMBER OF
                                             OFFICE AND                                    FUNDS IN FUND
                              POSITION(S)      LENGTH                                         COMPLEX               OTHER
       NAME, ADDRESS           HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY          TRUSTEESHIPS
          AND AGE                 FUND         SERVED             PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
Lewis E. Daidone              Treasurer         1996       Managing Director of SSB;            N/A                  N/A
Salomon Smith Barney Inc.                                  Director and Senior Vice
125 Broad Street, 11th Floor                               President of SBFM and TIA
New York, NY 10004
Age 44
Irving P. David               Controller        1996       Director of SSB                      N/A                  N/A
Salomon Smith Barney Inc.
125 Broad Street, 10th Floor
New York, NY 10004
Age 40
Ernest J. Wright              Secretary         1994       Vice President and Secretary         N/A                  N/A
Travelers Insurance Company                                of The Travelers Insurance
One Tower Square                                           Company ("Travelers")
Hartford, CT 06183
Age 61
Kathleen A. McGah             Assistant         1995       Deputy General Counsel of            N/A                  N/A
Travelers Insurance Company   Secretary                    Travelers
One Tower Square
Hartford, CT 06183
Age 51

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

     For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2001:

        - A corporate dividends received deduction of 85.75%.

        - Total long-term capital gain distributions paid of $47,479.

                     (This page intentionally left blank.)

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: MFS Value Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-02) Printed in U.S.A.

THE TRAVELERS VARIABLE
PRODUCTS FUNDS
ANNUAL REPORTS
DECEMBER 31, 2001

                                                          [UMBRELLA ART TOP]

                                                          [UMBRELLA ART BOTTOM]
                  THE TRAVELERS SERIES TRUST:

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

THE TRAVELERS SERIES TRUST:
ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Enclosed herein is the annual report for The Travelers Series Trust -- Zero Coupon Bond Fund Portfolio Series 2005 ("Portfolio")(1) for the year ended December 31, 2001. In this report, we summarize prevailing market and economic conditions, as well as the Portfolio's performance and investment strategy. We also provide a schedule of the Portfolio's investments as of December 31, 2001 and financial statements for the year ended December 31, 2001. We hope you find this report to be useful and informative.

MARKET AND ECONOMIC OVERVIEW

For the year, federal policymakers were extremely active as they sought to fight the slowing U.S. economy by lowering the target for the federal funds rate ("fed funds rate")(2). In January 2001, the market received a boost as the U.S. Federal Reserve ("Fed") changed its focus on the U.S. economy from inflation to a slowdown, and commenced easing rates. The policymakers reduced the fed funds rate 11 times in the year, from 6.50% in January 2001 to 1.75% by year-end. The most recent reduction took place on December 11, with the Fed citing that the "balance of risks" remained weighted toward economic weakness. The combination of a weak economy, uncertainty about downside risks, and low and falling inflation suggest that the easing cycle may not be finished.

PORTFOLIO INVESTMENT STRATEGY AND PERFORMANCE

The Portfolio posted a total return of negative 0.93% for the fourth quarter, underperforming the comparable Merrill Lynch Zero Coupon 10-Year Index ("Index")(3), which returned negative 0.46%, by 47 basis points(4), or 0.47%. For the full year, the Portfolio realized a total return of 6.41% vs. 9.30% for the Index. The Portfolio has been hurt by spread volatility(5) and underperformance of some of the longer maturity bonds as the U.S. Treasury yield curve(6) steepened.

The Portfolio is managed to have a duration(7) equal to a zero-coupon bond due on its maturity date. The Portfolio's duration is currently 4.1 years. To boost yield, we have added zero-coupon corporate securities. Because these are difficult to find, we buy a range of maturities and use Treasury Strips to bring the total duration in line. We have positions in coupon-paying bonds to increase spread exposure. The Portfolio's investment policies limit coupon-bearing securities to 35% of holdings. Due to regulatory changes, the Portfolio expects to change its investment policies by the end of the second quarter of 2002 to require it to invest at least 80% of its assets in zero-coupon securities.

---------------
 1 The Portfolio is an underlying investment option of various variable-insurance products.

 2 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

 3 The Merrill Lynch Zero Coupon 10-Year Index is composed of U.S. Government stripped securities that have maturities not greater than 10 years.

 4 A basis point is 0.01%, or one one-hundredth of a percent.

 5 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

 6 A yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

 7 Duration is a measure of a portfolio's volatility relative to a given change in interest rates.

THE TRAVELERS SERIES TRUST:
ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
--------------------------------------------------------------------------------

Thank you for investing in The Travelers Series Trust -- Zero Coupon Bond Fund Portfolio Series 2005.

Sincerely,

/s/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

January 24, 2002

The information provided in this commentary represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to page 4 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is of December 31, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
(UNAUDITED)


              AVERAGE ANNUAL TOTAL RETURNS
              ----------------------------
    Year Ended 12/31/01                        6.41%
    Five Years Ended 12/31/01                  7.56
    10/11/95* through 12/31/01                 6.99

                 CUMULATIVE TOTAL RETURN
                 -----------------------
    10/11/95* through 12/31/01                52.28%

    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 2001. The Merrill Lynch Zero Coupon 10-Year Index is comprised of U.S. Government stripped securities which have a maturity not greater than ten years.

[ZERO COUPON LINE GRAPH - Series 2005]

                                                              ZERO COUPON BOND FUND PORTFOLIO     MERRILL LYNCH ZERO COUPON 10-
                                                                        SERIES 2005                         YEAR INDEX
                                                              -------------------------------     -----------------------------
10/11/95                                                          $        10000                     $        10000
12/95                                                                      10480                              10687
12/96                                                                      10580                              10584
12/97                                                                      11810                              11101
12/98                                                                      13258                              12542
12/99                                                                      12540                              11820
12/00                                                                      14311                              13583
12/31/01                                                                   15228                              14845

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub-account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

   FACE
  AMOUNT     RATING(a)                             SECURITY                              VALUE
-------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 85.4%
$1,350,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 6.320% due 8/15/05..................................  $1,159,661
 1,500,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 6.280% due 11/15/05.................................   1,288,197
 3,150,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 4.270% due 5/15/07..................................   2,452,981
-------------------------------------------------------------------------------------------------
                         TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $4,762,775)........   4,900,839
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 9.1%
-------------------------------------------------------------------------------------------------
BANKS -- 1.3%
    75,000    A+         Chemical New York NV Corp., zero coupon bond to yield 6.650%
                           due 2/16/02...............................................      74,735
-------------------------------------------------------------------------------------------------
FOOD -- 5.3%
    70,000    A+         Archer-Daniels-Midland Co., zero coupon bond to yield 6.470%
                         due 5/1/02..................................................      69,586
   180,000    A+         Diageo PLC, zero coupon note to yield 6.950% due 1/6/04.....     164,922
    80,000    A-         General Mills Inc., zero coupon bond to yield 6.530% due
                         8/15/04.....................................................      70,946
-------------------------------------------------------------------------------------------------
                                                                                          305,454
-------------------------------------------------------------------------------------------------
INSURANCE -- 1.2%
    80,000    AAA        American International Group, zero coupon bond to yield
                         5.930% due 8/15/04..........................................      70,664
-------------------------------------------------------------------------------------------------
OIL -- 1.3%
    80,000    AAA        Exxon Capital Corp., zero coupon bond to yield 6.110% due
                         11/15/04....................................................      71,813
-------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $500,214)..........     522,666
-------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $5,262,989)..................   5,423,505
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.5%
   315,000               CS First Boston Corp., 1.700% due 1/2/02; Proceeds at
                           maturity -- $315,030;
                           (Fully collateralized by U.S. Treasury Bill, due 6/13/02;
                           Market value -- $321,408) (Cost -- $315,000)..............     315,000
-------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $5,577,989**)............  $5,738,505
-------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 5 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by
          Standard & Poor's to a debt obligation. Capacity to pay
          interest and repay principal is extremely strong.
AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
          economic conditions than bonds in higher rated categories.
BBB  --   Bonds rated "BBB" are regarded as having an adequate
          capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
          economic conditions or changing circumstances are more
          likely to lead to a weakened capacity to pay interest and
          repay principal for bonds in this category than in higher
          rated categories.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2001

ASSETS:
  Investments, at value (Cost -- $5,577,989)................   $5,738,505
  Cash......................................................          529
  Receivable for Fund shares sold...........................        1,825
  Dividends and interest receivable.........................           14
  Receivable from affiliate manager.........................       31,107
--------------------------------------------------------------------------
  TOTAL ASSETS..............................................    5,771,980
--------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased.........................        1,760
  Management fee payable....................................          474
  Administration fee payable................................          288
  Accrued expenses..........................................       25,331
--------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       27,853
--------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $5,744,127
--------------------------------------------------------------------------
NET ASSETS:
  Capital paid in excess of par value.......................   $5,246,919
  Undistributed net investment income.......................      266,857
  Accumulated net realized gain on security transactions....       69,835
  Net unrealized appreciation of investments................      160,516
--------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $5,744,127
--------------------------------------------------------------------------
SHARES OUTSTANDING..........................................      487,763
--------------------------------------------------------------------------
NET ASSET VALUE.............................................       $11.78
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
  Interest..................................................     $274,622
---------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................       17,500
  Shareholder and systems servicing fees....................       16,400
  Shareholder communications................................       15,960
  Management fees (Note 2)..................................        5,152
  Trustees' fees............................................        4,000
  Administration fees (Note 2)..............................        3,080
  Custody...................................................        1,400
  Pricing fees..............................................        1,200
  Other expenses............................................        1,000
---------------------------------------------------------------------------
  TOTAL EXPENSES............................................       65,692
  Less: Expense reimbursement (Note 2)......................      (57,934)
---------------------------------------------------------------------------
  NET EXPENSES..............................................        7,758
---------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      266,864
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain from Security Transactions (excluding
     short-term securities):
     Proceeds from sales....................................      666,220
     Cost of securities sold................................      594,386
---------------------------------------------------------------------------
  NET REALIZED GAIN.........................................       71,834
---------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year......................................      189,551
     End of year............................................      160,516
---------------------------------------------------------------------------
  DECREASE IN NET UNREALIZED APPRECIATION...................      (29,035)
---------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.....................................       42,799
---------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................     $309,663
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,


                                                                 2001         2000
-------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  266,864   $  219,779
  Net realized gain.........................................      71,834       27,793
  Increase (decrease) in net unrealized appreciation........     (29,035)     238,530
-------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     309,663      486,102
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (219,758)    (174,390)
  Net realized gains........................................      (9,806)          --
-------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................    (229,564)    (174,390)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares..........................   1,899,871    1,212,319
  Net asset value of shares issued for reinvestment of
     dividends..............................................     229,564      174,390
  Cost of shares reacquired.................................    (811,055)    (353,276)
-------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......   1,318,380    1,033,433
-------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................   1,398,479    1,345,145
NET ASSETS:
  Beginning of year.........................................   4,345,648    3,000,503
-------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $5,744,127   $4,345,648
-------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........    $266,857     $219,751
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Zero Coupon Bond Fund Portfolio Series 2005 ("Portfolio") is a separate investment portfolio of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this portfolio and fifteen other separate investment portfolios:
U.S. Government Securities, Social Awareness Stock, Utilities, Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, MFS Research, MFS Mid Cap Growth and MFS Value Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and adviser to the Portfolio. The Portfolio pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

     Travelers Insurance Co. ("Travelers Insurance") acts as administrator to the Portfolio. The Portfolio pays Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"). Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

     For the year ended December 31, 2001, Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amount of $57,934.

     Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent. TB&T receives account fees and asset-based fees that vary according to the account size and type of account. During the year ended December 31, 2001, the Portfolio paid transfer agent fees of $5,000 to TB&T.

     At December 31, 2001, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------
Purchases...................................................  $2,174,067
Sales.......................................................     666,220
------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2001, the aggregate unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

----------------------------------------------------------------------
Gross unrealized appreciation...............................  $217,153
Gross unrealized depreciation...............................   (56,637)
----------------------------------------------------------------------
Net unrealized appreciation.................................  $160,516
----------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolio purchases (and the custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2001, the Portfolio had no open futures contracts.

     6.  STRIPPED SECURITIES

     The Portfolio will invest primarily in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities, and Stripped Eurodollar Obligations; as well as other stripped securities. Stripped securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

     Stripped Securities do not make periodic payments of interest prior to maturity. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

     At December 31, 2001, the Portfolio did not hold any Stripped Securities.

     7.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolio were as follows:

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2001    DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------
Shares sold.................................................       159,895              110,198
Shares issued on reinvestment...............................        19,620               16,390
Shares reacquired...........................................       (67,834)             (32,194)
----------------------------------------------------------------------------------------------------
Net Increase................................................       111,681               94,394
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

                                                   2001(1)        2000(1)          1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............   $11.56         $10.65         $11.26         $10.53          $9.97
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2).......................     0.61           0.67           0.62           0.55           0.60
  Net realized and unrealized gain (loss)........     0.13           0.79          (1.23)          0.74           0.56
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     0.74           1.46          (0.61)          1.29           1.16
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................    (0.50)         (0.55)            --          (0.56)         (0.60)
  Net realized gains.............................    (0.02)            --             --             --             --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions..............................    (0.52)         (0.55)            --          (0.56)         (0.60)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................   $11.78         $11.56         $10.65         $11.26         $10.53
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................     6.41%         14.13%         (5.42)%        12.26%         11.63%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................  $5,744          $4,346         $3,001         $3,170         $2,054
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3).................................     0.15%          0.15%          0.15%          0.15%          0.15%
  Net investment income..........................     5.18           6.07           5.68           5.63           6.11
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................       16%            30%            18%             3%             9%
-----------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the years ended December 31, 2001, 2000, 1999, 1998 and 1997, Travelers Insurance reimbursed the Portfolio for $57,934, $46,621, $55,152, $38,063 and $28,361 in expenses, respectively. If such expenses were not reimbursed, the per share decrease to net investment income and actual expense ratios would have been as follows:

                                                  EXPENSE RATIOS
                 PER SHARE DECREASES              WITHOUT EXPENSE
               TO NET INVESTMENT INCOME            REIMBURSEMENT
               ------------------------         -------------------
  2001                  $0.13                          1.28%
  2000                   0.14                          1.44
  1999                   0.20                          1.95
  1998                   0.14                          1.61
  1997                   0.13                          1.52

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zero Coupon Bond Fund Portfolio Series 2005 of the Travelers Series Trust ("Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zero Coupon Bond Fund Portfolio Series 2005 of the Travelers Series Trust as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP

New York, New York
February 8, 2002

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Trust ("Investment Company") are managed under the direction of the Investment Company's Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company Trustees and is available, without charge, upon request by calling the Investment Company's administrator at 1-800-842-9368.

                                                                                            NUMBER OF
                                               TERM OF                                      INVESTMENT
                                             OFFICE* AND                                   COMPANIES IN
                              POSITION(S)      LENGTH                                      FUND COMPLEX            OTHER
       NAME, ADDRESS           HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY          TRUSTEESHIPS
          AND AGE                 FUND         SERVED             PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Knight Edwards                Trustee           1990       Of Counsel, Edwards & Angell,         5        Keystone Group, Inc.;
154 Arlington Avenue                                       Attorneys                                      Board of Managers of 6
Providence, RI                                                                                            Variable Annuity
Age 78                                                                                                    Separate Accounts of The
                                                                                                          Travelers Insurance Co.

Robert E. McGill, III         Trustee           1990       Retired                               5        Lydall Inc.; Board of
295 Hancock Road                                                                                          Managers of 6 Variable
Williamstown, MA                                                                                          Annuity Separate
Age 70                                                                                                    Accounts of The
                                                                                                          Travelers Insurance Co.

Lewis Mandell                 Trustee           1990       Professor, University of              5        Delaware North Corp.;
160 Jacobs Hall                                            Buffalo                                        Board of Managers of 6
Buffalo, NY                                                                                               Variable Annuity
Age 59                                                                                                    Separate Accounts of The
                                                                                                          Travelers Insurance Co.

Frances M. Hawk,              Trustee           1991       Private Investor                      5        Board of Managers of 6
CFA, CPA                                                                                                  Variable Annuity
108 Oxford Hill Lane                                                                                      Separate Accounts of The
Downingtown, PA                                                                                           Travelers Insurance Co.
Age 54

INTERESTED TRUSTEES:

Heath B. McLendon             Chairman and      1995       Managing Director of Salomon         74        Drew University; M&T
Salomon Smith Barney Inc.     Trustee                      Smith Barney Inc. ("SSB");                     Bank; Board of Managers
125 Broad Street, 9th Floor                                President and Director of                      of 6 Variable Annuity
New York, NY 10004                                         Smith Barney Funds Management                  Separate Accounts of The
Age 68                                                     LLC ("SBFM") and Travelers                     Travelers Insurance Co.
                                                           Investment Adviser, Inc.
                                                           ("TIA")

* Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                           NUMBER OF
                                              TERM OF                                      INVESTMENT
                                             OFFICE AND                                   COMPANIES IN
                              POSITION(S)      LENGTH                                     FUND COMPLEX            OTHER
       NAME, ADDRESS           HELD WITH      OF TIME     PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY          TRUSTEESHIPS
          AND AGE                 FUND         SERVED            PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:

Lewis E. Daidone              Treasurer         1996      Managing Director of SSB;           N/A        N/A
Salomon Smith Barney Inc.                                 Director and Senior Vice
125 Broad Street, 11th Floor                              President of SBFM and TIA
New York, NY 10004
Age 44

Irving P. David               Controller        1996      Director of SSB                     N/A        N/A
Salomon Smith Barney Inc.
125 Broad Street, 10th Floor
New York, NY 10004
Age 40

Ernest J. Wright              Secretary         1994      Vice President and Secretary        N/A        N/A
Travelers Insurance Company                               of The Travelers Insurance
One Tower Square                                          Company ("Travelers")
Hartford, CT 06183
Age 61

Kathleen A. McGah             Assistant         1995      Deputy General Counsel of           N/A        N/A
Travelers Insurance Company   Secretary                   Travelers
One Tower Square
Hartford, CT 06183
Age 51

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

     For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2001:

        - Total long-term capital gain distributions paid of $9,806.

     A total of 72.74% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

                     (This page intentionally left blank.)

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Zero Coupon Bond Fund Portfolio Series 2005. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Universal Life Insurance products offered by The Travelers Insurance Company and The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-ZERO (Annual) (2-02) Printed in U.S.A.

THE TRAVELERS VARIABLE
PRODUCTS FUNDS
ANNUAL REPORTS
DECEMBER 31, 2001

                                                              [UMBRELLA ART TOP]

                 THE TRAVELERS SERIES TRUST:

                 CONVERTIBLE BOND PORTFOLIO
                 MFS MID CAP GROWTH PORTFOLIO
                 MFS RESEARCH PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

                                                           [UMBRELLA ART BOTTOM]

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for The Travelers Series
Trust -- Convertible Bond, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)")(1) for the year ended December 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolio's investment strategy. We hope you find this report to be useful and informative.

The Performance of The Travelers Series Trust for the Year Ended December 31, 2001(2)
--------------------------------------------------------------------------------------
Convertible Bond Portfolio......................................            (0.82)%
MFS Mid Cap Growth Portfolio....................................           (23.62)
MFS Research Portfolio..........................................           (22.45)

MARKET AND ECONOMIC REVIEW

A series of events contributed toward the stock market's volatility throughout 2001. In addition to the recessionary pressures that filtered throughout the U.S. economy, equity markets contended with other concerns such as the September 11th terrorist attack, war, a new U.S. presidency and earnings revisions by many companies, particularly those in the technology and telecommunications sectors. To help fuel economic activity, the U.S. Federal Reserve Board ("Fed") reduced its target for the short-term federal funds rate ("fed funds rate")(3) 11 times throughout 2001. Although stock and convertible bond markets were characterized by volatility throughout 2001, both markets regained some lost ground during the fourth quarter of 2001.

The U.S. stock markets got off to a positive start in January 2001 as the Fed lowered rates. Although aggressive easing (i.e., lowering) of rates by the Fed sparked rallies in the stock market in January and April, a series of downward earnings revisions sent stock prices sharply lower between these periods, and subsequently in May. Despite rate cuts, U.S. stock markets continued to slide during the first half of 2001.

The second half of 2001 got off to a slow start following a generally negative earnings season. Consumer confidence measures dipped sharply in August. The market then experienced significant volatility attributable in part to the September 11th terrorist attack, amid other factors.

During the fourth quarter, many U.S. stock prices rebounded to some extent to levels above those prior to September 11th. From our perspective, the rise in the markets occurred amid growing hopes that the monetary and fiscal stimulus measures would help stimulate the U.S. economy. The convertible bonds market, having experienced volatility throughout the year, showed stronger signs of performance during this quarter.

The U.S. economy has shown little growth since March 2001. It remains to be seen when the current economic environment, which some have dubbed "recessionary," will be followed by a recovery. However, it's our philosophy that a diversified portfolio can help investors pursue attractive investment returns over the long-term.

CONVERTIBLE BOND PORTFOLIO

PORTFOLIO PERFORMANCE

After a dismal performance for the first half of 2001, the convertible bond market staged a year-end rally. For the year ended December 31, 2001, The Travelers Series Trust -- Convertible Bond Portfolio ("Portfolio") generated a total return of negative 0.82% for the period (and positive 3.38% for the fourth-quarter of 2001). In comparison, the benchmark Merrill

---------------

1 The Portfolios are underlying investment options of various variable annuity and life products.

2 The performance returns set forth above do not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity and life contracts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of each Portfolio. The investment return and principal value on an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.

3 The fed funds rate is the interest rate that banks with excess reserves at a
  Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
                                                                               1
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Lynch Investment Grade Convertible Bond Index ("Merrill Investment Grade Index")(4) generated a total return of negative 0.12% for 2001 (4.28% for the final quarter), and the Merrill Lynch All Convertibles Bond Index ("Merrill All Convertibles Index")(5) returned negative 4.44% for the year (and 6.99% for the fourth quarter). Past performance is not indicative of future results.

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investors with current income and capital appreciation by investing primarily in convertible securities and also in combinations of non-convertible bonds and warrants (or call options) that together resemble convertible securities.(6)

The Portfolio is managed to have the characteristics of a traditional convertible security, where the convertible price sensitivity may average 50% to 70% of the stock's movement while staying reasonably close to the bond's value, to help protect against large declines in the stock price. We typically begin by selling issues when they are 50% above their initial offering price (if they reach that level).

MARKET AND PORTFOLIO REVIEW

The market's increase during the final quarter was driven by a stronger equity market and a record level of quarterly issuance of convertibles. In the fourth quarter of 2001, broad-based stock indices increased virtually across the board; the Standard & Poor's 500 Index ("S&P 500")(7) finished up 10.69%, while the Nasdaq Composite Index(8) rose an impressive 30.13%. Convertible securities, as measured by the Merrill All Convertibles Index, rose 6.99% during the quarter, driven primarily by gains in the technology market. However, for the year 2001, the S&P 500 and Nasdaq Composite indices both finished down 11.88% and 21.05%, respectively. To better understand how the convertible market performed, we can examine three Merrill Lynch investment-style indices. During the fourth quarter, the Merrill Lynch Convertibles Total Return Index ("Merrill Convertibles Total Return Index"), which includes convertible securities whose premiums range between 15 and 50, rose dramatically, gaining 10.44%; the Merrill Lynch Convertibles Yield Index ("Merrill Convertibles Yield Index"), which includes convertible securities that trade more like bonds rose 2.17%; and the Merrill Lynch Convertibles Equity Index ("Merrill Convertibles Equity Index"), which includes convertible securities that trade more like stocks, rose 5.21%. For the year ended December 31, 2001, the Merrill Convertibles Yield Index generated an impressive return of 10.01%, while the Merrill Convertibles Total Return Index ended the year down 1.26%. The Merrill Convertibles Equity Index showed its lack of downside support as it finished down 32.0% for the year.

---------------

4 The Merrill Investment Grade Index comprises approximately 115 investment grade convertible bond issues. The index excludes those issues that have mandatory conversion features. Please note that an investor cannot invest in directly in an index.

5 The Merrill All Convertibles Index is a rule driven index, which includes all bonds and preferred stocks of U.S.-registered companies, which have $50 million or more in aggregate market value and are convertible into U.S. dollar-denominated common stocks, ADRs or cash equivalents. Please note that an investor cannot invest directly in an index.

6 Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date. Warrants are types of securities that, are usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at a time of issuance for a period of a year or to perpetuity. Call options are rights to buy 100 shares of a particular stock index at a predetermined price before a preset deadline, in exchange for a premium.

7 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

8 The Nasdaq Composite Index is a market value-weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
 2
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Those convertible bond indices that had more exposure to equities, on an overall basis, underperformed the general convertible bond market because of the stock market's weak annual performance. Although the fourth quarter stock market performance helped this group, credit fundamentals played a significant role in the total return for the year.

During the fourth quarter of 2001, the Portfolio rose amid advances in investment-grade indices(9); the Portfolio posted a fourth-quarter gain of 3.38% for the quarter. In addition, the Portfolio continued its strong record of performance, posting a year-end alpha(10) of 109 basis points(11). This year's continued success was driven by the Portfolio's balanced approach that focuses on seeking optimal values through investment in securities that meet the Portfolio's credit-risk guidelines.

From a credit perspective, credit spreads(12) tightened (i.e., decreased) more than 200 basis points (i.e., 2%) for credits in the "B" credit category and about 20 basis points (i.e., 0.20%) for credits in the "A" credit category. We believe the tightening may represent a willingness of investors to accept more credit risk when investing in these securities. Total returns of convertible securities on the speculative end of the spectrum (i.e., those securities that were non-investment-grade) rose in the fourth quarter, but still posted weaker results on a year-to-date basis. For the quarter, the Merrill Investment Grade Index and the Merrill Lynch Speculative-Grade Index were each up 3.65% and 9.95%, respectively. Quantitatively speaking, conversion premiums(13) have tightened slightly to approximately 57%, mostly attributable to the rise in stock prices over the fourth quarter. The market "investment value premiums," which is a measure of how closely a convertible trades to its straight bond value, widened a bit to reflect the increase in risk tolerance, while the market delta, which measures convertible securities' sensitivity to equities, rose to 56%. In addition, it is noteworthy to point out that the "busted universe" (convertibles that exhibit bond-like characteristics), outperformed the general market for the first time since the inception of the index in 1999. With the current enthusiasm for stocks, we believe this accomplishment will be difficult to duplicate.

The convertible bond market rose broadly across all sectors during the fourth quarter of 2001, as 10 of 12 sectors of the Merrill All Convertibles Index reported gains. The top-performing sectors in the Index were technology, media and consumer discretionary. The largest contributor to the Portfolio's performance was attributable to its exposure to Merrill Lynch, whose stock rose almost 30% in anticipation that the firm's cost-cutting initiatives may increase the firm's future growth opportunities. Another positive contributor was the stock of Adelphia Communications, which rose 40% as increased cable modem ads and EBITDA(14) for 2002 provided increased earnings visibility. The worst-performing sectors for the Merrill Lynch All Convertibles Index were utilities and telecommunications. Not surprisingly, the Portfolio's worst-performing bonds came from these sectors. Calpine and Mirant, two of the top independent power producers, suffered significant price declines. We believe many utility companies have been oversold. Especially in the cases of Calpine and Mirant, we feel these convertibles securities represent significant discounts to fair-value as of this writing.

MARKET OUTLOOK

The fourth quarter of 2001 brought investors much-needed optimism regarding their hopes for an economic recovery and increase in corporate earnings. Although at this point we believe that both scenarios seem likely, in our view it remains uncertain if we will continue to see strong equity price gains in periods ahead. We are happy to put behind us one of the worst stock market environments over the past 20 years. Even during the most trying of times, our disciplined investment approach has allowed us to stay confident in our investments. We look forward to building on our success in 2002.

---------------

9 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

10 Alpha is a measure of the difference between a fund's actual returns and its expected performance, given its level of risk as measured by beta.

11 A basis point is one one-hundredth (1/100 or 0.01) of one percent.

12 Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

13 A conversion premium is the amount by which the price of a convertible security exceeds the current market value of the stock.

14 EBITDA is an abbreviation for "Earnings Before Interest, Taxes, Depreciation
   and Amortization," a measure of a company's cash flow.
                                                                               3
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO PERFORMANCE

For the year ended December 31, 2001, The Travelers Series Trust -- MFS Mid Cap Growth Portfolio ("Portfolio") generated a total return of negative 23.62%. In comparison, the Russell 2000 Index(15) returned 2.49% and the Russell Midcap Growth Index ("Russell Midcap Growth")(16) returned negative 20.15% for the period. Past performance is not indicative of future results.

INVESTMENT OBJECTIVE

The Portfolio Managers seek to invest in stocks of growing businesses that have made the transition from the small-capitalization class of companies to the mid-capitalization category.(17) Quite often, this strategy requires the Portfolio Managers to invest in securities of companies in industries where the competitive field has narrowed to just a few key companies. An essential goal of the investment team is to use its exhaustive research to pick equities of companies that may prove to be dominant players in their fields and invest in those companies before the market recognizes their potential value. (Of course, no guarantees can be given that this will occur.)

MARKET AND PORTFOLIO REVIEW

The sharp slowdown in the U.S. economy that began in the spring of 2000 continued throughout most of the reporting period, as a majority of companies reported reduced earnings compared to results from the same periods during the prior year. Many market sectors suffered double-digit losses during the year; the losses were greatest in sectors that previously offered great potential growth opportunities -- such as the technology and telecommunications sectors.

Although the overall market rallied in the last quarter of 2001 from its post-September 11th lows, we feel that the market continued to be short-sighted by judging companies largely on what might happen in terms of market performance over the subsequent quarter or two. However, in our view, it appeared that the market gave little value to what we believe characterizes a good mid-cap growth company: high market share in a rapidly-growing industry. Based upon our experience, these qualities -- market share and growth -- traditionally have been strong factors in driving stock prices higher over the long term. In our opinion, a market that appears to undervalue these qualities can present opportunities for long-term investors.

Amid this challenging investment environment, some market sectors where we had heavier portfolio concentrations did not perform as well as we had hoped, and some areas where our exposure was not concentrated did relatively well. For example, our large exposure to technology stocks hurt the Portfolio's performance during much of 2001, but many of these holdings rallied back strongly in the fourth-quarter. Although many of our healthcare holdings performed well, we were not heavily weighted in this sector.

The retail sector was another area that performed well over the short term. However, we were not heavily weighted in this sector, because we believed that consumer spending would likely decline in a recessionary economy; in our view, such recessionary factors could negatively influence retail stocks. (According to the National Bureau of Economic Research, the U.S. economy has been in a recessionary environment since March 2001.)

---------------

15 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

16 Russell Midcap Growth measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

17 Investments in small and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.
 4
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

As of the end of 2001, we feel the big questionable issue on investors' minds is whether or not the fourth-quarter rally will prove sustainable. We would argue that the massive U.S. Government stimuli in the wake of the September 11th terrorist attack -- including interest rate cuts and increased federal spending -- contributed in part to the fourth-quarter rally. We think the U.S. Government did a great job of averting what could have been a much harder shock to consumer spending, which according to estimates, accounts for approximately two-thirds of the U.S. economy, in terms of Gross Domestic Product ("GDP")(18). Retail and automotive sales, in particular, in our view were much stronger in the fourth quarter of 2001 than what many would have expected after the September 11th tragedy. However, we believe we haven't yet felt the full effect of rising unemployment and a slowing U.S. economy.

As of the end of the period, the Portfolio was positioned in sectors that we feel offer potential but that have not been recognized yet by the market. For example, we believe VeriSign, our largest holding at year-end, provides a classic example of a company with high market share in a rapidly growing industry. According to our research, VeriSign is a dominant player in two areas: it rents domain names (such as "mfs.com") on the Internet, and it provides high-level security software for firms doing business on the Internet. The company has reported earnings growth in recent periods while many technology firms have reported losses, but VeriSign's stock did not perform well over 2001. We think the market has undervalued VeriSign, whose key products are basically licenses that provide the company with continual income over time. We think the firm's earnings could continue to grow as its customer base expands.

Elsewhere in technology, we increased some positions during the market downturn immediately following September 11th, and most of our technology holdings performed well in the fourth-quarter rally. Late in the period, we began to feel that investors' expectations of stronger future corporate earnings had become priced into many technology stocks, and that valuations were becoming relatively high. We therefore began to take some profits and reduce the amount of technology holdings in the Portfolio.

In the energy area, our holdings at the beginning of the period were in two main areas: stocks of oil services companies and U.S. natural gas firms. Due to declining oil prices, we later sold many of our oil services stocks. However, the Portfolio continued to maintain a fairly large position in U.S. natural gas producers. We think the market has mispriced (i.e., undervalued) these stocks, based on its belief that gas demand will remain low because of the recession. Our research, however, suggests otherwise. There was virtually no increase in supply in 2001, and we believe the supply of gas is constrained and has been falling at a time when industries and utilities are increasing their demand. Large users who switched to alternate fuels last winter when gas prices spiked have switched back to gas as a result of lower prices. We think these factors will lead to a rise in natural gas prices that may benefit the stocks of gas producers.

A short-term factor working against us, however, is that so far the winter of 2001-to- 2002 has been one of the warmest in recent memory. We think that has temporarily held back the demand for gas, but we still believe overall demand will exceed supply. In our opinion, we would also argue that, in the wake of September 11th, the energy policy of the U.S. Government will favor increased reliance on domestic (as opposed to imported) energy sources, and that may also help natural gas stocks over the long term.

Two areas of potential investment opportunity that we added to the Portfolio were selected retailers and satellite television broadcasters. As mentioned earlier, we previously avoided many retail stocks because we were not confident that consumer spending could remain as strong as it had been, in the face of increased unemployment. However, we did invest in two retailers that we view as "second chance" opportunities: companies whose stock prices have stumbled but have the potential, in our view, to be leaders in their businesses.

Stock in CVS, a national drug store chain, sank as a result of some mistakes that, in our view, were short-term. We bought into the stock after its fall because we believe the firm is one of a few key players in its business. We think the company could benefit from what appears to us to be a trend of consolidation in the drug store business and from increased demand for prescription drugs by an aging population. Similarly, we bought stock in Kroger, a supermarket chain, when its earnings stumbled late in the year. Our research led us to feel confident in the company over the long term and that food sales may be less sensitive to a consumer downturn than many other areas of retail.

---------------

18 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.
                                                                               5
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

In the satellite-television sector, we own stock in the two main players in the industry: EchoStar Communications and DIRECTV. (The latter stock is actually General Motors Class "H" stock, the Hughes Electronics unit of GM.) As of the end of the period, EchoStar was reportedly trying to acquire DIRECTV; we felt the combination could represent a formidable competitor to the cable industry. In the event that the U.S. Government fails to approve the merger or the acquisition fails for other reasons, we still believe EchoStar remains an attractive, well-run company, and that DIRECTV may be a good acquisition for another firm.

MARKET OUTLOOK

Looking ahead, we anticipate that it will not be an easy year for the equity markets. However, we are cautiously optimistic about 2002. Although we do not believe that we haven't experienced the complete effects of the sluggish U.S. economy, we do feel that the Portfolio's holdings include equities that are positioned in sectors that offer long-term potential.

MFS RESEARCH PORTFOLIO

PORTFOLIO PERFORMANCE

For the year ended December 31, 2001, The Travelers Series Trust -- MFS Research Portfolio ("Portfolio") generated a total return of negative 22.45%, including the reinvestment of any dividends and capital gains distributions. In comparison, the benchmark S&P 500, a popular, unmanaged index of common stock total return performance, returned negative 11.88% for the same period. Past performance is not indicative of future results.

INVESTMENT OBJECTIVE

The objective of the Portfolio is to seek long-term capital appreciation. We use a "bottom-up" investment approach based on intensive, hands-on research and the best ideas of our analysts. (Of course, there are no guarantees to future performance.)

MARKET AND PORTFOLIO REVIEW

Throughout 2001, U.S. equity markets continued to be plagued by weakness and volatility. The slowing U.S. economy, accompanied by a flood of disappointing company earnings announcements and factors such as the September 11th terrorist attacks, kept the major stock indices highly volatile. Following the attacks, the U.S. equity markets were closed for the longest stretch in the market's history since the Great Depression, and they posted significant declines after their reopening. Despite the Fed's effort to provide liquidity to the markets by cutting key short-term interest rates an unprecedented 11 times within one year in 2001, the markets remained volatile.

Amid this difficult environment, the largest detractors to Portfolio's performance included several underperforming holdings in the technology, utilities and communications sectors. In our view, recent economic and market conditions affected technology and telecommunications companies more than the rest of the overall market because many of these stocks appeared to have been priced with the expectation that business would expand on an uninterrupted basis. In anticipation of a slowdown in the global economy, we worked hard to identify stocks that we believed would continue to deliver attractive performance in a downturn; these stocks included EMC, Cisco, Comverse Technology and Qwest. Unfortunately, many of these stocks did not translate into positive performance because these companies were punished with the rest of the growth sector. We still believe technology and telecommunications stocks offer strong sources of potential earnings growth and should fare better when the economy improves.

In the utilities sector, many gas and electric stocks fared poorly, as natural gas prices dropped and demand for electricity declined due to the soft economy. In particular, AES Corp. and Dynegy fared poorly. We're optimistic that an economic recovery in 2002 will bode well for electric and natural gas stocks. When the economy improves, we feel that companies will ramp up their production, which may increase the demand for power. Other individual securities that detracted from performance included CVS and Safeway.

On a more positive note, a significant contributor to performance was strong stock selection in the financial services sector. In particular, holdings in Bank of America, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association contributed to performance. Bank of America performed well as the company announced it was selling its

 6
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

unprofitable sub-prime loan and auto-leasing businesses. Other individual securities that helped performance included Microsoft and IBM. Long-distance company Sprint and aerospace and defense company General Dynamics also contributed positively to performance.

MARKET OUTLOOK

We have seen a recent improvement in equity performance, so we are hoping that these results will carry over into 2002. As far as our positioning in the Portfolio is concerned, we have been relatively defensive and cautious about the U.S. economy. As are result, some of our biggest positions were in healthcare, particularly pharmaceutical stocks. We also still have big positions in oil companies and in the financial services area. While we have been very conservative in our positioning, we will be looking to gradually transition the Portfolio to be more aggressive in anticipation of a recovery in 2002. We will be looking at more cyclical stocks that are trading at low valuations that we believe also have a good opportunity to outperform next year. If we begin to see an improvement in business fundamentals and the earnings outlook for some of the beaten-down technology and telecommunications stocks, we may gradually move into these sectors in an effort to capitalize on their aggressive growth potential.

Looking forward into 2002, we feel that market volatility has become part of the financial landscape. However, in our opinion, this challenge clearly demonstrates the value of seeking investment services from experienced portfolio managers. We feel that the experience of our investment-management teams and their quality approaches can help investors prudently pursue their investment-management objectives. We thank you for your investment in the Travelers Series Trust and look forward to serving your investment needs in the future.

Sincerely,

/s/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

January 14, 2002

The information provided in these commentaries represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 10 through 25 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of the Portfolios' holdings is of December 31, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CONVERTIBLE BOND PORTFOLIO AS OF 12/31/01 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    ----------------------------
    Year Ended 12/31/01                  (0.82)%
    5/1/98* through 12/31/01              8.25
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 12/31/01             33.76%

    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 2001. The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment-grade convertible bond issues. The Index excludes those issues that have mandatory conversion features. (Investment grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.)

[LINE GRAPH]

                                                                                                  MERRILL LYNCH INVESTMENT GRADE
                                                                 CONVERTIBLE BOND PORTFOLIO           CONVERTIBLE BOND INDEX
                                                                 --------------------------       ------------------------------
5/1/98                                                                    10000.00                           10000.00
6/98                                                                      10120.00                            9849.00
12/98                                                                     10098.00                           10387.00
6/99                                                                      10889.00                           11057.00
12/99                                                                     11987.00                           11594.00
6/00                                                                      13252.00                           12668.00
12/00                                                                     13486.00                           13392.00
6/01                                                                      13699.00                           13313.00
12/31/01                                                                  13376.00                           13375.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS MID CAP GROWTH PORTFOLIO AS OF 12/31/01
(UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    ----------------------------
    Year Ended 12/31/01                 (23.62)%
    3/23/98* through 12/31/01             8.85
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 12/31/01            37.72%

    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 2001. The Russell Midcap Growth Index measures the performance of these Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

[LINE GRAPH]

                                                                MFS MID CAP GROWTH PORTFOLIO       RUSSELL MIDCAP GROWTH INDEX
                                                                ----------------------------       ---------------------------
3/23/98                                                                   10000.00                           10000.00
6/98                                                                       9800.00                            9850.00
12/98                                                                     10050.00                            9935.00
6/99                                                                      11387.00                           10962.00
12/99                                                                     16499.00                           11747.00
6/00                                                                      20497.00                           12348.00
12/00                                                                     18031.00                           12716.00
6/01                                                                      17181.00                           11068.00
12/31/01                                                                  13772.00                           10154.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS RESEARCH PORTFOLIO AS OF 12/31/01 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    ----------------------------
    Year Ended 12/31/01                 (22.45)%
    3/23/98* through 12/31/01            (1.14)
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 12/31/01           (4.22)%

    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.

[Line Graph]

                                                                   MFS RESEARCH PORTFOLIO          STANDARD & POOR'S 500 INDEX
                                                                   ----------------------          ---------------------------
3/23/98                                                                   10000.00                           10000.00
6/98                                                                      10230.00                           10331.00
12/98                                                                     10577.00                           11285.00
6/99                                                                      11498.00                           12682.00
12/99                                                                     13080.00                           13658.00
6/00                                                                      13855.00                           13600.00
12/00                                                                     12351.00                           12415.00
6/01                                                                      10592.00                           11585.00
12/31/01                                                                   9578.00                           10940.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2001

                           CONVERTIBLE BOND PORTFOLIO

  SHARES                                        SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 26.6%
-----------------------------------------------------------------------------------------------
BANKING -- 2.1%
    34,500            National Australia Bank, Exchange 7.875%....................  $ 1,035,000
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
                      AES Trust VII:
     6,000              Exchange 6.000%+..........................................      176,250
     6,000              Exchange 6.000%...........................................      176,250
-----------------------------------------------------------------------------------------------
                                                                                        352,500
-----------------------------------------------------------------------------------------------
ELECTRIC -- 4.0%
                      Calenergy Capital Trust:
     3,150              Exchange 6.250%...........................................      132,300
     3,070              Exchange 6.500%...........................................      119,730
    35,000            Calpine Capital Trust, Exchange 5.000%......................    1,185,625
    14,000            Mirant Trust I, Exchange 6.250%.............................      569,100
-----------------------------------------------------------------------------------------------
                                                                                      2,006,755
-----------------------------------------------------------------------------------------------
HOUSEWARES -- 4.2%
    56,000            Newell Financial Trust I, Exchange 5.250%...................    2,086,000
-----------------------------------------------------------------------------------------------
MEDIA -- 3.5%
    20,200            Tribune Co., Exchange 2.000%................................    1,753,764
-----------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 8.9%
    47,515            Equity Office Properties Trust, Exchange 5.250%.............    2,176,187
    72,841            Equity Residential Properties, Exchange 7.250%..............    1,842,877
     4,000            General Growth Properties, Exchange 7.250%..................      105,600
    13,900            Reckson Associates Realty, Exchange 7.625%..................      330,681
-----------------------------------------------------------------------------------------------
                                                                                      4,455,345
-----------------------------------------------------------------------------------------------
SAVINGS AND LOANS -- 2.8%
    25,000            Washington Mutual Capital Trust I, Exchange 5.375%..........    1,187,500
     5,000            Washington Mutual Inc., Exchange 5.375%.....................      241,250
-----------------------------------------------------------------------------------------------
                                                                                      1,428,750
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.4%
                      Global Crossing++:
     1,200              Exchange 6.750%...........................................        6,600
     1,200              Exchange 7.000%+..........................................        5,250
     6,000            Loral Space & Communications, Exchange 6.000%+..............       86,250
     8,000            Williams Telecommunications, Exchange 6.750%+...............      118,000
-----------------------------------------------------------------------------------------------
                                                                                        216,100
-----------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $15,444,149).....   13,334,214
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 64.1%
-------------------------------------------------------------------------------------------------
ADVERTISING -- 1.0%
$  600,000   BBB+       Interpublic Group Cos. Inc., zero coupon due 12/14/21+......  $   510,750
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.9%
   200,000   NR         Aviron, 5.250% due 2/1/08...................................      213,000
                        Inhale Therapeutical:
   300,000   NR           3.500% due 10/17/07+......................................      194,250
   250,000   NR           3.500% due 10/17/07.......................................      162,500
   400,000   NR         Invitrogen Inc., 2.250% due 12/15/06+.......................      389,500
-------------------------------------------------------------------------------------------------
                                                                                          959,250
-------------------------------------------------------------------------------------------------
CHEMICALS -- 1.6%
                        Indian Petrochemicals:
   200,000   AA-          2.500% due 3/11/02+.......................................      223,500
   500,000   AA-          2.500% due 3/11/02........................................      558,750
-------------------------------------------------------------------------------------------------
                                                                                          782,250
-------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.3%
   100,000   BB+        Interim Services Inc., 4.500% due 6/1/05....................       81,750
   100,000   NR         Quanta Services Inc., 4.000% due 7/1/07.....................       67,250
-------------------------------------------------------------------------------------------------
                                                                                          149,000
-------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.9%
 1,000,000   B          Brightpoint Inc., zero coupon due 3/11/18...................      458,750
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 5.7%
   500,000   AAA        IBK Cayman Finance Co., 1.500% due 8/17/03+.................      528,750
   100,000   NR         JMH Finance Ltd., 4.750% due 9/6/07+........................       95,625
 3,350,000   AA-        Merrill Lynch & Co. Inc., zero coupon due 5/23/31...........    1,792,250
   120,000   B          Telewest Finance, 6.000% due 7/7/05+........................       77,812
   700,000   A+         Verizon Global Funding Corp., zero coupon due 5/15/21+......      378,875
-------------------------------------------------------------------------------------------------
                                                                                        2,873,312
-------------------------------------------------------------------------------------------------
ELECTRIC -- 0.7%
   300,000   BB+        Calpine Corp., 4.000% due 12/26/06+.........................      348,375
-------------------------------------------------------------------------------------------------
ELECTRONICS -- 6.7%
 1,100,000   BBB        Arrow Electronics Inc., zero coupon due 2/21/21.............      523,875
 1,500,000   BB-        Celestica Inc., zero coupon due 8/1/20......................      643,125
                        Solectron Corp.:
 3,487,000   BB+          Zero coupon due 5/8/20....................................    1,865,545
   760,000   BB+          Zero coupon due 11/20/20..................................      323,950
-------------------------------------------------------------------------------------------------
                                                                                        3,356,495
-------------------------------------------------------------------------------------------------
HEALTHCARE -- 1.2%
                        Universal Health Services:
   450,000   BBB-         0.426% due 6/23/20+.......................................      262,125
   600,000   BBB-         0.426% due 6/23/20........................................      349,500
-------------------------------------------------------------------------------------------------
                                                                                          611,625
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED -- 2.7%
                        Hutchison Whampoa International:
$1,000,000   A            2.875% due 9/15/03+.......................................  $   985,625
   400,000   A            2.000% due 1/12/04+.......................................      391,000
-------------------------------------------------------------------------------------------------
                                                                                        1,376,625
-------------------------------------------------------------------------------------------------
INSURANCE -- 0.8%
   400,000   AA         Swiss Reinsurance America Holding Corp., 3.250% due
                          11/21/21+.................................................      395,500
-------------------------------------------------------------------------------------------------
LEISURE TIME -- 0.7%
 1,050,000   BB+        Royal Caribbean Cruises Ltd., zero coupon due 2/2/21........      333,375
-------------------------------------------------------------------------------------------------
MEDIA -- 6.7%
 1,000,000   B3*        Adelphia Communications Corp., 6.000% due 2/15/06...........      873,750
   800,000   B+         Charter Communications Inc., 4.750% due 6/1/06..............      731,000
                        Liberty Media Corp.:
 1,800,000   BBB-         4.000% due 11/15/29.......................................    1,323,000
   250,000   BBB-         3.500% due 1/15/31+.......................................      191,250
   300,000   BBB-         3.500% due 1/15/31........................................      228,750
-------------------------------------------------------------------------------------------------
                                                                                        3,347,750
-------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 1.1%
   700,000   A          Tyco International Group SA, zero coupon due 2/21/21+.......      525,875
-------------------------------------------------------------------------------------------------
OIL AND GAS -- 5.2%
                        Diamond Offshore Drill:
   400,000   A            1.500% due 4/15/31+.......................................      367,500
   789,000   A            Zero coupon due 6/6/20+...................................      399,431
 1,200,000   A            Zero coupon due 6/6/20....................................      607,500
                        Global Marine Inc.:
   600,000   A-           Zero coupon due 6/23/20+..................................      303,750
 1,250,000   A-           Zero coupon due 6/23/20...................................      632,813
   300,000   BB-        Hanover Compressor Co., 4.750% due 3/15/08..................      276,750
-------------------------------------------------------------------------------------------------
                                                                                        2,587,744
-------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.9%
   600,000   NR         Cephalon Inc., 2.500% due 12/15/06+.........................      654,750
   250,000   B-         COR Therapeutics Inc., 4.500% due 6/15/06+..................      247,500
 2,150,000   NR         Roche Holdings Inc., zero coupon due 1/19/15+...............    1,580,250
-------------------------------------------------------------------------------------------------
                                                                                        2,482,500
-------------------------------------------------------------------------------------------------
PIPELINES -- 2.9%
 3,600,000   BBB        El Paso Corp., zero coupon due 2/28/21......................    1,480,500
-------------------------------------------------------------------------------------------------
RETAIL -- 0.9%
   400,000   BB+        J.C. Penney Co. Inc., 5.000% due 10/15/08+..................      449,000
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 5.0%
   100,000   AA-        Dupont Photomasks Inc., zero coupon due 7/24/04.............       92,500
   200,000   B          Photronics Inc., 4.750% due 12/15/06+.......................      220,250
 3,280,000   A-         ST Microelectronics NV, zero coupon due 11/16/10+...........    2,218,100
-------------------------------------------------------------------------------------------------
                                                                                        2,530,850
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 13.2%
                        Anixter International Inc.:
$  400,000   BB+          Zero coupon due 6/28/20+..................................  $   115,500
 4,000,000   BB+          Zero coupon due 6/28/20...................................    1,150,000
                        Commscope Inc.:
   400,000   B+           4.000% due 12/15/06+......................................      329,500
   350,000   B+           4.000% due 12/15/06.......................................      288,313
 4,100,000   BBB        Corning Inc., zero coupon due 11/8/15.......................    2,142,250
 1,500,000   BBB-       Cox Communications Inc., 0.426% due 4/19/20.................      650,625
   800,000   B          Nextel Communications, 5.250% due 1/15/10...................      485,000
 1,200,000   BBB-       Nortel Networks Corp., 4.250% due 9/1/08+...................    1,161,000
   870,000   CCC        NTL Communications Corp., 6.750% due 5/15/08+...............      289,275
-------------------------------------------------------------------------------------------------
                                                                                        6,611,463
-------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE BONDS AND NOTES (Cost -- $33,609,804).....   32,170,989
-------------------------------------------------------------------------------------------------
FOREIGN CONVERTIBLE BONDS AND NOTES -- 4.2%
-------------------------------------------------------------------------------------------------
FRANCE -- 4.2%
 1,140,000              Axa SA, 2.500% due 1/1/14...................................    1,577,969
    24,000              Vivendi SA, 1.000% due 7/5/03+..............................      508,881
-------------------------------------------------------------------------------------------------
                                                                                        2,086,850
-------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN CONVERTIBLE BONDS AND NOTES
                        (Cost -- $2,149,670)........................................    2,086,850
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.1%
 2,589,000              J.P. Morgan Chase & Co., 1.500% due 1/2/02; Proceeds at
                          maturity -- $2,589,216; (Fully collateralized by U.S.
                          Treasury Notes, 12.500% due 8/15/14; Market
                          value -- $2,640,925) (Cost -- $2,589,000).................    2,589,000
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $53,792,623**)...........  $50,181,053
-------------------------------------------------------------------------------------------------

 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 ++ Subsequent to the reporting period, on January 28, 2002, the company filed for bankruptcy.
(a) All ratings are by Standard & Poor's Ratings Service except for those identified by an asterisk(*), which are rated by Moody's Investors Service, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 14 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated
                    issues only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than debt in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC  --   Bonds rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
                    speculation than "B", and "CCC" the highest degree of
                    speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                    large uncertainties or major risk exposures to adverse
                    conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of these bonds.
Aa             --   Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of
                    protective elements may be of greater amplitude, or there
                    may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate, but elements may be present that
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered to be medium grade
                    obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate and thereby may not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa            --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                    respect to principal or interest.

NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 92.4%
----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.2%
     19,800   Edo Corp. ..................................................  $    523,710
        800   Northrop Grumman Corp. .....................................        80,648
----------------------------------------------------------------------------------------
                                                                                 604,358
----------------------------------------------------------------------------------------
BANKS -- 0.1%
      1,300   First Tennesse National Corp. ..............................        47,138
      4,500   SouthTrust Corp. ...........................................       111,015
----------------------------------------------------------------------------------------
                                                                                 158,153
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.1%
     96,420   Genzyme Corp. -- General Division (a).......................     5,771,701
      2,300   Sepracor Inc. (a)...........................................       131,238
      2,300   Shire Pharmaceutical Group PLC ADR (a)......................        84,180
----------------------------------------------------------------------------------------
                                                                               5,987,119
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 12.7%
        600   The Bisys Group Inc. (a)....................................        38,394
    489,940   CheckFree Corp. (a).........................................     8,818,920
     84,300   Concord EFS, Inc. (a).......................................     2,763,354
    311,900   CSG Systems International, Inc. (a).........................    12,616,355
      1,800   DST Systems, Inc. (a).......................................        89,730
      6,100   Fiserv, Inc. (a)............................................       258,152
     17,360   Global Payments Inc.........................................       597,184
    252,100   IMS Health Inc..............................................     4,918,471
    329,355   S1 Corp. (a)................................................     5,328,964
      3,000   Sabre Holdings Corp., Class A Shares (a)....................       127,050
----------------------------------------------------------------------------------------
                                                                              35,556,574
----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 7.3%
    188,400   Advanced Fibre Communications, Inc. (a).....................     3,329,028
     18,800   Aware, Inc. (a).............................................       156,040
    174,355   Cable Design Technologies Corp. (a).........................     2,385,176
    362,860   CIENA Corp. (a).............................................     5,192,527
     37,750   Computer Network Technology Corp. (a).......................       671,573
    196,260   Comverse Technology, Inc. (a)...............................     4,390,336
      9,600   Enterasys Networks, Inc. (a)................................        84,960
      6,000   Juniper Networks, Inc. (a)..................................       113,700
      1,000   L-3 Communications Holdings, Inc. (a).......................        90,000
      9,100   McDATA Corp., Class A Shares (a)............................       222,950
        190   NetScreen Technologies Inc. (a).............................         4,205
    443,600   ONI Systems Corp. (a).......................................     2,781,372
      1,700   Powerwave Technologies Inc. (a).............................        29,376
      2,200   SonicWALL, Inc. (a).........................................        43,032
     50,900   Tekelec (a).................................................       921,799
----------------------------------------------------------------------------------------
                                                                              20,416,074
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 0.1%
      5,700   Network Appliance, Inc. (a).................................  $    124,659
      2,400   Palm, Inc. (a)..............................................         9,312
----------------------------------------------------------------------------------------
                                                                                 133,971
----------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.1%
     10,710   Reliant Resources, Inc. (a).................................       176,822
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.1%
      1,200   PerkinElmer, Inc. ..........................................        42,024
      2,500   Symbol Technologies, Inc. ..................................        39,700
      2,100   Teledyne Technologies Inc. (a)..............................        34,209
      1,000   Waters Corp. (a)............................................        38,750
----------------------------------------------------------------------------------------
                                                                                 154,683
----------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 3.7%
      2,900   BJ Services Co. (a).........................................        94,105
     35,400   Cooper Cameron Corp. (a)....................................     1,428,744
    258,150   Noble Drilling Corp. (a)....................................     8,787,426
----------------------------------------------------------------------------------------
                                                                              10,310,275
----------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 0.0%
     11,400   Instinet Group Inc. (a).....................................       114,570
----------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 3.4%
    184,600   CVS Corp. ..................................................     5,464,160
    188,900   Kroger Co. (a)..............................................     3,942,343
----------------------------------------------------------------------------------------
                                                                               9,406,503
----------------------------------------------------------------------------------------
HEALTHCARE AND EQUIPMENT -- 6.8%
    127,400   Applied Biosystems Group - Applera Corp. ...................     5,002,998
     15,000   ArthroCare Corp. (a)........................................       268,950
    375,400   Cytyc Corp. (a).............................................     9,797,940
      4,200   Guidant Corp. (a)...........................................       209,160
        500   St. Jude Medical, Inc. (a)..................................        38,825
        700   Stryker Corp................................................        40,859
    284,100   VISX, Inc. (a)..............................................     3,764,325
----------------------------------------------------------------------------------------
                                                                              19,123,057
----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 1.3%
     15,100   Caremark Rx, Inc. (a).......................................       246,281
    170,100   HEALTHSOUTH Corp. (a).......................................     2,520,882
     25,700   Lincare Holdings Inc. (a)...................................       736,305
----------------------------------------------------------------------------------------
                                                                               3,503,468
----------------------------------------------------------------------------------------
HOTEL RESTAURANTS AND LEISURE -- 0.3%
     10,300   Brinker International, Inc. (a).............................       306,528
        900   CEC Entertainment Inc. (a)..................................        39,051
      3,600   Darden Restaurants, Inc.....................................       127,440
      1,400   Jack In The Box Inc. (a)....................................        38,556
        600   P.F. Chang's China Bistro, Inc. (a).........................        28,380

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
HOTEL RESTAURANTS AND LEISURE -- 0.3% (CONTINUED)
        800   Panera Bread Co., Class A Shares (a)........................  $     41,632
      1,200   Sonic Corp. (a).............................................        43,200
      8,300   Starbucks Corp. (a).........................................       158,115
      1,500   Starwood Hotels & Resorts Worldwide Inc., Class B Shares....        44,775
----------------------------------------------------------------------------------------
                                                                                 827,677
----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING SERVICES -- 0.1%
      8,000   Sungard Data Systems Inc. (a)...............................       231,440
----------------------------------------------------------------------------------------
INSURANCE -- 1.5%
      4,300   ACE Ltd. ...................................................       172,645
     15,800   Arthur J. Gallagher & Co. ..................................       544,942
      1,900   The Hartford Financial Services Group, Inc. ................       119,377
     15,200   The Principal Financial Group Inc. (a)......................       364,800
      1,200   SAFECO Corp. ...............................................        37,380
      1,700   St. Paul Cos. Inc. .........................................        74,749
     80,100   Willis Group Holdings Ltd. (a)..............................     1,886,355
      9,900   XL Capital Ltd., Class A Shares.............................       904,464
----------------------------------------------------------------------------------------
                                                                               4,104,712
----------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 13.0%
    402,800   Akamai Technologies, Inc. (a)...............................     2,392,632
    436,383   CNET Networks, Inc. (a).....................................     3,914,356
      2,600   Digex, Inc., Class A Shares (a).............................         7,774
    660,170   Internap Network Services Corp. (a).........................       765,797
     15,200   Netegrity, Inc. (a).........................................       294,272
      9,900   Openwave Systems Inc. (a)...................................        96,921
     16,800   StorageNetworks Inc. (a)....................................       103,824
    121,400   Switchboard Inc. (a)........................................       394,550
    746,112   VeriSign, Inc. (a)..........................................    28,382,100
      6,150   webMethods Inc. (a).........................................       103,074
----------------------------------------------------------------------------------------
                                                                              36,455,300
----------------------------------------------------------------------------------------
MACHINERY -- 1.5%
    238,400   AGCO Corp. .................................................     3,761,952
      3,300   Danaher Corp. ..............................................       199,023
      2,000   SPX Corp. (a)...............................................       273,800
----------------------------------------------------------------------------------------
                                                                               4,234,775
----------------------------------------------------------------------------------------
MEDIA -- 7.9%
    401,270   EchoStar Communications Corp., Class A Shares (a)...........    11,022,887
      1,500   Emmis Communications Corp., Class A Shares (a)..............        35,460
      4,000   Entercom Communications Corp. (a)...........................       200,000
        900   Ew Scripps Co., Class A Shares..............................        59,400
    331,400   General Motors Corp., Class H Shares (a)....................     5,120,130
      2,700   Hearst-Argyle Television, Inc. (a)..........................        58,212
      6,600   Hispanic Broadcasting Corp. (a).............................       168,300
        700   Lee Enterprises, Inc. ......................................        25,459
    126,500   Macrovision Corp. (a).......................................     4,455,330

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
MEDIA -- 7.9% (CONTINUED)
      1,500   McClatchy Co., Class A Shares...............................  $     70,500
      5,400   McGraw-Hill Cos., Inc. .....................................       329,292
      3,600   Meredith Corp. .............................................       128,340
      2,900   New York Times Co., Class A Shares..........................       125,425
         40   Scholastic Corp. (a)........................................         2,013
      6,800   Tribune Co. ................................................       254,524
      2,600   Univision Communications Inc., Class A Shares (a)...........       105,196
        100   USA Networks, Inc. (a)......................................         2,731
      3,700   Westwood One, Inc. (a)......................................       111,185
----------------------------------------------------------------------------------------
                                                                              22,274,384
----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 0.0%
      1,600   Dollar Tree Stores, Inc. (a)................................        49,456
----------------------------------------------------------------------------------------
OIL AND GAS -- 17.6%
     12,000   Anadarko Petroleum Corp. ...................................       682,200
    260,540   Apache Corp.................................................    12,995,735
    299,920   Devon Energy Corp. .........................................    11,591,908
    295,850   EOG Resources, Inc. ........................................    11,570,693
     85,000   Houston Exploration Co. (a).................................     2,854,301
    270,400   Newfield Exploration Co. (a)................................     9,601,904
----------------------------------------------------------------------------------------
                                                                              49,296,741
----------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.7%
     93,500   Willamette Industries, Inc. ................................     4,873,220
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.7%
      2,300   Allergan, Inc. .............................................       172,615
      1,000   Alpharma, Inc., Class A Shares..............................        26,450
        600   Andrx Corp. (a).............................................        42,246
      2,600   Barr Laboratories, Inc. (a).................................       206,336
      2,000   Biovail Corp. (a)...........................................       112,500
      2,900   Elan Corp. PLC ADR (a)......................................       130,674
        500   Enzon Inc. (a)..............................................        28,140
      1,200   Forest Laboratories, Inc. (a)...............................        98,340
      1,200   ICN Pharmaceuticals Inc. ...................................        40,200
     16,700   IVAX Corp. (a)..............................................       336,338
     25,360   Martek Biosciences Corp. (a)................................       551,580
      5,700   Mylan Laboratories Inc. ....................................       213,750
      2,000   Watson Pharmaceuticals, Inc. (a)............................        62,780
----------------------------------------------------------------------------------------
                                                                               2,021,949
----------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 0.0%
      2,500   Harley-Davidson, Inc. ......................................       135,775
----------------------------------------------------------------------------------------
SEMICONDUCTORS EQUIPMENT AND PRODUCTS -- 0.2%
      4,800   Alpha Industries Inc. (a)...................................       104,640
      6,500   GlobespanVirata, Inc. (a)...................................        84,175
      1,100   Micrel, Inc. (a)............................................        28,853
      1,600   Microchip Technology Inc. (a)...............................        61,984

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SEMICONDUCTORS EQUIPMENT AND PRODUCTS -- 0.2% (CONTINUED)
      3,200   Qlogic Corp. (a)............................................  $    142,432
     10,700   Zarlink Semiconductor Inc. (a)..............................       120,375
----------------------------------------------------------------------------------------
                                                                                 542,459
----------------------------------------------------------------------------------------
SOFTWARE -- 7.5%
      8,800   Adobe Systems Inc...........................................       273,240
     31,900   Amdocs Ltd. (a).............................................     1,083,643
    105,300   BEA Systems Inc. (a)........................................     1,621,620
      1,100   BMC Software, Inc. (a)......................................        18,007
        300   Business Objects S.A. ADR (a)...............................        10,140
      2,700   Cadence Design Systems, Inc. (a)............................        59,184
    301,010   Citrix Systems, Inc. (a)....................................     6,820,887
     61,200   ePresence, Inc. (a).........................................       256,428
        500   Gartner Group Inc., Class A Shares (a)......................         5,845
     60,300   I2 Technologies, Inc. (a)...................................       476,370
    113,609   Internet Security Systems, Inc. (a).........................     3,642,304
      2,100   Intuit Inc. (a).............................................        89,838
     14,700   Legato Systems Inc. (a).....................................       190,659
      3,100   Mercury Interactive Corp. (a)...............................       105,338
      3,100   PeopleSoft, Inc. (a)........................................       124,620
      2,700   Peregrine Systems, Inc. (a).................................        40,041
    238,300   Rational Software Corp. (a).................................     4,646,850
      5,850   RSA Security Inc. (a).......................................       102,141
      1,200   Tibco Software Inc. (a).....................................        17,916
     29,200   VERITAS Software Corp. (a)..................................     1,309,036
----------------------------------------------------------------------------------------
                                                                              20,894,107
----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.2%
     45,800   The Gap, Inc................................................       638,452
      1,500   Tiffany & Co................................................        47,205
----------------------------------------------------------------------------------------
                                                                                 685,657
----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.2%
    557,380   American Tower Corp., Class A Shares (a)....................     5,278,389
     49,700   SBA Communications Corp. (a)................................       647,094
     16,600   Time Warner Telecom Inc., Class A Shares (a)................       293,654
----------------------------------------------------------------------------------------
                                                                               6,219,137
----------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 0.1%
      3,000   Nike, Inc., Class B Shares..................................       168,720
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $334,097,014)...................   258,661,136
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
FOREIGN STOCK -- 0.0%
----------------------------------------------------------------------------------------
GERMANY -- 0.0%
      2,100   Fresenius Medical Care AG...................................  $     96,905
----------------------------------------------------------------------------------------
NORWAY -- 0.0%
      2,400   Tandberg ASA (a)............................................        53,472
----------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.0%
     14,100   Reed International PLC......................................       116,842
----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $252,774)......................       267,219
----------------------------------------------------------------------------------------
 FACE
AMOUNT                                  SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.6%
$21,183,000   Freddie Mac Discount Notes, 1.490% due 1/2/02
              (Cost -- $21,182,123).......................................    21,182,123
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $355,531,911**)..........  $280,110,478
----------------------------------------------------------------------------------------

(a) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   ----------------------------------
   ADR -- American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 91.5%
-----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.0%
    15,700   Northrop Grumman Corp. .....................................    $  1,582,717
-----------------------------------------------------------------------------------------
AIR FREIGHT AND COURIERS -- 0.7%
    22,600   United Parcel Service Inc., Class B Shares..................       1,231,700
-----------------------------------------------------------------------------------------
BANKS -- 5.5%
    60,450   Bank of America Corp. ......................................       3,805,328
    10,700   Comerica Inc. ..............................................         613,110
    84,440   FleetBoston Financial Corp. ................................       3,082,060
    17,050   PNC Financial Services Group, Inc. .........................         958,210
    25,820   SouthTrust Corp. ...........................................         636,979
-----------------------------------------------------------------------------------------
                                                                                9,095,687
-----------------------------------------------------------------------------------------
BEVERAGES -- 1.3%
    36,430   Anheuser-Busch Cos., Inc. ..................................       1,647,000
    10,568   PepsiCo, Inc. ..............................................         514,556
-----------------------------------------------------------------------------------------
                                                                                2,161,556
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.0%
    28,500   Genzyme Corp. - General Division (a)........................       1,706,010
-----------------------------------------------------------------------------------------
CHEMICALS -- 0.9%
    11,900   Air Products & Chemicals, Inc. .............................         558,229
    15,750   Praxair Inc. ...............................................         870,188
-----------------------------------------------------------------------------------------
                                                                                1,428,417
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.8%
    22,000   Automatic Data Processing, Inc. ............................       1,295,800
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.7%
    64,200   CIENA Corp. (a).............................................         918,702
    48,520   Comverse Technology, Inc. (a)...............................       1,085,392
    56,060   Enterasys Networks, Inc. (a)................................         496,131
    79,300   Motorola, Inc. .............................................       1,191,086
    17,400   QUALCOMM Inc. (a)...........................................         878,700
-----------------------------------------------------------------------------------------
                                                                                4,570,011
-----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 1.9%
    38,000   Dell Computer Corp. (a).....................................       1,032,840
    17,470   International Business Machines Corp. ......................       2,113,171
-----------------------------------------------------------------------------------------
                                                                                3,146,011
-----------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.7%
    40,780   GlobalSantaFe Corp. ........................................       1,163,046
-----------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 6.5%
    38,950   Capital One Financial Corp. ................................       2,101,353
    44,420   Fannie Mae..................................................       3,531,390
    56,860   Freddie Mac.................................................       3,718,644

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 6.5% (CONTINUED)
     5,700   The Goldman Sachs Group Inc. ...............................    $    528,675
    17,400   Merrill Lynch & Co., Inc. ..................................         906,888
-----------------------------------------------------------------------------------------
                                                                               10,786,950
-----------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 1.8%
    73,480   Safeway Inc. (a)............................................       3,067,790
-----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 1.7%
    44,990   Applied Biosystems Group - Applera Corp. ...................       1,766,757
    21,680   Guidant Corp. (a)...........................................       1,079,664
-----------------------------------------------------------------------------------------
                                                                                2,846,421
-----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 1.8%
    18,810   Cardinal Health Inc. .......................................       1,216,255
    18,190   CIGNA Corp. ................................................       1,685,304
-----------------------------------------------------------------------------------------
                                                                                2,901,559
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 0.3%
    17,800   Starwood Hotels & Resorts Worldwide Inc., Class B Shares....         531,330
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.6%
    14,500   Kimberly-Clark Corp. .......................................         867,100
    22,100   Procter & Gamble Co. .......................................       1,748,773
-----------------------------------------------------------------------------------------
                                                                                2,615,873
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.4%
    18,760   Minnesota Mining & Manufacturing Co. .......................       2,217,620
    59,000   Tyco International Ltd. ....................................       3,475,100
-----------------------------------------------------------------------------------------
                                                                                5,692,720
-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING SERVICES -- 0.6%
    34,600   SunGard Data Systems Inc. (a)...............................       1,000,978
-----------------------------------------------------------------------------------------
INSURANCE -- 8.6%
    61,400   ACE Ltd. ...................................................       2,465,210
    46,400   AFLAC Inc. .................................................       1,139,584
    25,100   Allstate Corp. .............................................         845,870
    44,930   American International Group, Inc. .........................       3,567,442
     2,800   Chubb Corp. ................................................         193,200
    13,200   The Hartford Financial Services Group, Inc. ................         829,356
    64,850   MetLife, Inc. ..............................................       2,054,448
    35,310   St. Paul Cos., Inc. ........................................       1,552,581
    18,500   XL Capital Ltd., Class A Shares.............................       1,690,160
-----------------------------------------------------------------------------------------
                                                                               14,337,851
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.6%
    24,880   VeriSign, Inc. (a)..........................................         946,435
-----------------------------------------------------------------------------------------
MACHINERY -- 3.0%
    16,200   Danaher Corp. ..............................................         977,022
    39,250   Deere & Co. ................................................       1,713,655

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
MACHINERY -- 3.0% (CONTINUED)
    11,000   Illinois Tool Works Inc. ...................................    $    744,920
    11,900   SPX Corp. (a)...............................................       1,629,110
-----------------------------------------------------------------------------------------
                                                                                5,064,707
-----------------------------------------------------------------------------------------
MEDIA -- 7.0%
    48,405   AOL Time Warner, Inc. (a)...................................       1,553,801
    24,600   Charter Communications Inc., Class A Shares (a).............         404,178
    51,490   Clear Channel Communications, Inc. (a)......................       2,621,356
    39,200   Comcast Corp., Class A Shares (a)...........................       1,411,200
    50,390   EchoStar Communications Corp., Class A Shares (a)...........       1,384,213
     4,300   USA Networks, Inc. (a)......................................         117,433
    94,378   Viacom Inc., Class B Shares (a).............................       4,166,789
-----------------------------------------------------------------------------------------
                                                                               11,658,970
-----------------------------------------------------------------------------------------
METALS AND MINING -- 0.7%
    30,740   Alcoa, Inc. ................................................       1,092,807
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 3.1%
    21,900   Family Dollar Stores, Inc. .................................         656,562
    27,500   Sears, Roebuck & Co. .......................................       1,310,100
    40,300   Target Corp. ...............................................       1,654,315
    27,780   Wal-Mart Stores Inc. .......................................       1,598,739
-----------------------------------------------------------------------------------------
                                                                                5,219,716
-----------------------------------------------------------------------------------------
OIL AND GAS -- 4.7%
    15,000   Anadarko Petroleum Corp. ...................................         852,750
    11,198   Apache Corp. ...............................................         558,556
    21,500   Devon Energy Corp. .........................................         830,975
    13,190   EOG Resources, Inc. ........................................         515,861
    10,320   Equitable Resources, Inc. ..................................         351,602
   120,542   Exxon Mobil Corp. ..........................................       4,737,301
-----------------------------------------------------------------------------------------
                                                                                7,847,045
-----------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.7%
    20,400   International Paper Co. ....................................         823,140
     6,900   Willamette Industries, Inc. ................................         359,628
-----------------------------------------------------------------------------------------
                                                                                1,182,768
-----------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.6%
    30,100   Gillette Co. ...............................................       1,005,340
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 10.6%
     4,800   Allergan, Inc. .............................................         360,240
    87,720   American Home Products Corp. ...............................       5,382,499
    49,900   Eli Lilly & Co. ............................................       3,919,146
    62,600   Johnson & Johnson, Inc. ....................................       3,699,660
   105,425   Pfizer, Inc. ...............................................       4,201,186
-----------------------------------------------------------------------------------------
                                                                               17,562,731
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 1.2%
    35,200   Harley-Davidson, Inc. ......................................    $  1,911,712
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 4.6%
    59,920   Analog Devices, Inc. (a)....................................       2,659,849
   180,760   Atmel Corp. (a).............................................       1,332,201
    41,142   Flextronics International Ltd. (a)..........................         986,997
    30,950   Intel Corp. ................................................         973,378
    33,600   Linear Technology Corp. ....................................       1,311,744
     8,391   QLogic Corp. (a)............................................         373,483
-----------------------------------------------------------------------------------------
                                                                                7,637,652
-----------------------------------------------------------------------------------------
SOFTWARE -- 3.0%
    35,720   Amdocs Ltd. (a).............................................       1,213,408
   119,130   Oracle Corp. (a)............................................       1,645,185
    33,860   Rational Software Corp. (a).................................         660,270
    33,962   VERITAS Software Corp. (a)..................................       1,522,516
-----------------------------------------------------------------------------------------
                                                                                5,041,379
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.3%
    53,800   The Home Depot, Inc. .......................................       2,744,338
    22,500   Lowe's Cos., Inc. ..........................................       1,044,225
-----------------------------------------------------------------------------------------
                                                                                3,788,563
-----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.6%
    88,985   AT&T Wireless Services Inc. (a).............................       1,278,714
    62,800   BellSouth Corp. ............................................       2,395,820
    38,460   SBA Communications Corp. (a)................................         500,749
    90,880   Sprint Corp. (FON Group)....................................       1,824,870
-----------------------------------------------------------------------------------------
                                                                                6,000,153
-----------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 0.8%
    23,800   Nike Inc., Class B Shares...................................       1,338,512
-----------------------------------------------------------------------------------------
UTILITIES - ELECTRIC AND GAS -- 2.2%
    32,820   Calpine Corp. (a)...........................................         551,048
    53,960   Dynegy Inc., Class A Shares.................................       1,375,980
    41,305   El Paso Corp. ..............................................       1,842,616
-----------------------------------------------------------------------------------------
                                                                                3,769,644
-----------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $159,769,778)...................     152,230,561
-----------------------------------------------------------------------------------------
FOREIGN STOCK -- 5.0%
-----------------------------------------------------------------------------------------
FRANCE -- 1.8%
    15,830   Sanofi-Synthelabo S.A. .....................................       1,180,832
     2,000   Technip-Coflexip S.A. ......................................         267,045
    11,100   Total Fina Elf S.A. ........................................       1,584,859
-----------------------------------------------------------------------------------------
                                                                                3,032,736
-----------------------------------------------------------------------------------------
IRELAND -- 0.2%
   168,300   Jefferson Smurfit Group PLC.................................         365,348
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
JAPAN -- 0.3%
    10,800   Honda Motor Co., Ltd. ......................................    $    431,143
-----------------------------------------------------------------------------------------
NETHERLANDS -- 0.4%
        10   Koninklijke KPN NV (a)......................................              51
    11,400   Unilever NV.................................................         668,227
-----------------------------------------------------------------------------------------
                                                                                  668,278
-----------------------------------------------------------------------------------------
SWITZERLAND -- 0.9%
     9,400   Novartis AG.................................................         339,841
    21,480   Syngenta AG (a).............................................       1,113,087
-----------------------------------------------------------------------------------------
                                                                                1,452,928
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 1.4%
   113,000   BP PLC......................................................         877,251
    69,074   Diageo PLC..................................................         788,295
   249,673   Vodafone Group PLC..........................................         652,446
-----------------------------------------------------------------------------------------
                                                                                2,317,992
-----------------------------------------------------------------------------------------
             TOTAL FOREIGN STOCK (Cost -- $8,218,275)....................       8,268,425
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%
$5,833,000   Freddie Mac Discount Notes, 1.490% due 1/2/02
             (Cost -- $5,832,759)........................................       5,832,759
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $173,820,812**)..........    $166,331,745
-----------------------------------------------------------------------------------------

(a)  Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2001

                                                                                MFS
                                                              CONVERTIBLE     MID CAP          MFS
                                                                 BOND          GROWTH        RESEARCH
                                                               PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................  $53,792,623   $355,531,911   $173,820,812
-------------------------------------------------------------------------------------------------------
  Investments, at value.....................................  $50,181,053   $280,110,478   $166,331,745
  Cash......................................................        2,617             --         14,301
  Dividends and interest receivable.........................      222,289         12,534        123,961
  Receivable for Fund shares sold...........................       14,647        109,847             --
  Receivable for securities sold............................           --        693,399        677,487
-------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   50,420,606    280,926,258    167,147,494
-------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fee payable...........................       25,324        185,248        111,707
  Payable for Fund shares purchased.........................        9,174             --         66,646
  Administration fee payable................................        2,533         13,893          8,378
  Payable for securities purchased..........................           --      2,166,842        984,978
  Payable to bank...........................................           --            890             --
  Accrued expenses..........................................       27,541         55,494         48,265
-------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       64,572      2,422,367      1,219,974
-------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $50,356,034   $278,503,891   $165,927,520
-------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $52,158,814   $409,355,805   $219,923,250
  Undistributed net investment income.......................    1,587,015             --        184,330
  Accumulated net realized gain (loss) from security
    transactions and foreign currencies.....................      221,314    (55,430,481)   (46,691,185)
  Net unrealized depreciation of investments and foreign
    currencies..............................................   (3,611,109)   (75,421,433)    (7,488,875)
-------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $50,356,034   $278,503,891   $165,927,520
-------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    4,448,843     28,380,482     18,914,768
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................       $11.32          $9.81          $8.77
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                MFS
                                                              CONVERTIBLE     MID CAP          MFS
                                                                 BOND          GROWTH        RESEARCH
                                                               PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................  $ 1,377,400   $    878,126   $    246,510
  Dividends.................................................      588,315        363,943      1,675,547
  Less: Interest expense....................................           --             --         (1,401)
        Foreign withholding tax.............................           --             --        (18,868)
-------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................    1,965,715      1,242,069      1,901,788
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)..........................      249,266      2,350,565      1,492,978
  Administration fee (Note 2)...............................       24,927        176,292        111,973
  Shareholder and system servicing fees.....................       15,502         16,175         16,199
  Audit and legal...........................................       15,301         21,012         20,600
  Shareholder communications................................        6,096         58,999         20,000
  Pricing service fees......................................        5,998             --          1,000
  Custody...................................................        4,915         48,000         44,000
  Trustees' fees............................................        4,000          4,000          4,000
  Other.....................................................        1,020          2,000            999
-------------------------------------------------------------------------------------------------------
  NET EXPENSES..............................................      327,025      2,677,043      1,711,749
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................    1,638,690     (1,434,974)       190,039
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES (NOTES 3 AND 9):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
      securities)...........................................      164,526    (51,625,079)   (46,121,350)
    Foreign currency transactions...........................       17,789             --         (2,478)
-------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................      182,315    (51,625,079)   (46,123,828)
-------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
    Security transactions...................................   (2,675,337)   (29,891,445)    (4,996,380)
    Foreign currency transactions...........................       (4,538)            --            452
-------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED DEPRECIATION.....................   (2,679,875)   (29,891,445)    (4,995,928)
-------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES..............   (2,497,560)   (81,516,524)   (51,119,756)
-------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS......................  $  (858,870)  $(82,951,498)  $(50,929,717)
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                MFS
                                                              CONVERTIBLE     MID CAP          MFS
                                                                 BOND          GROWTH        RESEARCH
                                                               PORTFOLIO     PORTFOLIO      PROTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $ 1,638,690   $ (1,434,974)  $    190,039
  Net realized gain (loss)..................................      182,315    (51,625,079)   (46,123,828)
  Change in net unrealized depreciation.....................   (2,679,875)   (29,891,445)    (4,995,928)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM OPERATIONS....................     (858,870)   (82,951,498)   (50,929,717)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (823,930)            --        (75,594)
  Net realized gains........................................   (1,767,449)   (64,105,163)   (11,729,985)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (2,591,379)   (64,105,163)   (11,805,579)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares..........................   32,729,636     67,631,596     14,477,750
  Net asset value of shares issued for reinvestment of
    dividends...............................................    2,591,379     64,105,163     11,805,579
  Cost of shares reacquired.................................   (7,809,070)   (20,326,135)   (20,573,850)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......   27,511,945    111,410,624      5,709,479
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   24,061,696    (35,646,037)   (57,025,817)
NET ASSETS:
  Beginning of year.........................................   26,294,338    314,149,928    222,953,337
-------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $50,356,034   $278,503,891   $165,927,520
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........   $1,587,015             --       $184,330
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

---------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)    FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                MFS
                                                              CONVERTIBLE     MID CAP          MFS
                                                                 BOND          GROWTH        RESEARCH
                                                               PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   828,777   $   (661,838)  $   (154,195)
  Net realized gain.........................................    1,762,350     61,865,156     11,574,244
  Change in net unrealized depreciation.....................   (1,031,144)   (62,441,005)   (27,726,254)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........    1,559,983     (1,237,687)   (16,306,205)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (317,473)            --             --
  Net realized gains........................................   (1,016,846)   (14,996,731)    (3,136,683)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (1,334,319)   (14,996,731)    (3,136,683)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares..........................   15,357,999    234,464,549     98,676,710
  Net asset value of shares issued for reinvestment of
    dividends...............................................    1,334,319     14,996,731      3,136,683
  Cost of shares reacquired.................................   (1,861,730)   (13,201,139)   (11,490,218)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......   14,830,588    236,260,141     90,323,175
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................   15,056,252    220,025,723     70,880,287
NET ASSETS:
  Beginning of year.........................................   11,238,086     94,124,205    152,073,050
-------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $26,294,338   $314,149,928   $222,953,337
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $823,557             --        $73,393
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Convertible Bond, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and thirteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio (Series
2005), and MFS Value Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities, other than U.S. government agencies, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the capital accounts of the Convertible Bond Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. For the MFS Mid Cap Growth Portfolio, accumulated net investment loss of $1,434,974 and accumulated net realized loss of $2,756 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Convertible Bond Portfolio to amortize premium and all discounts on all fixed-income securities. The Convertible Bond Portfolio adopted this requirement effective January 1, 2001. This change does not affect the Convertible Bond Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended December 31, 2001, interest income decreased by $47,209, net realized gain increased by $15,957 and the change in net unrealized appreciation of investments increased by $31,252. In addition, the Convertible Bond Portfolio recorded adjustments to increase the cost of securities and decrease accumulated undistributed net investment income by $12,060 to reflect the cumulative effect of this change up to the date of the adoption.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In addition, the MFS Mid Cap Growth and MFS Research Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Convertible Bond ("CB"), MFS Mid Cap Growth ("MMCG"), and MFS Research ("MRP") Portfolios. CB, MMCG, and MRP each pay TAMIC an investment advisory fee calculated at annual rates of 0.60%, 0.80%, and 0.80%, respectively. This fee is calculated daily and paid monthly.

     TAMIC has entered into a sub-advisory agreement with Massachusetts Financial Services ("MFS"). Pursuant to each sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MMCG and MRP. As a result, TAMIC pays MFS 0.375% of MMCG and MRP's average daily net assets on an annual basis. These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the year ended December 31, 2001, Travelers Insurance did not reimburse any expenses for the Portfolios.

     Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Trust's transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2001, each Portfolio paid transfer agent fees of $5,000 to TB&T.

     For the year ended December 31, 2001, SSBH did not receive any brokerage commissions.

     At December 31, 2001, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the year ended December 31, 2001 were as follows:

                         PORTFOLIO                             PURCHASES         SALES
------------------------------------------------------------------------------------------
Convertible Bond............................................  $ 46,457,993    $ 20,644,659
MFS Mid Cap Growth..........................................   316,061,286     264,720,184
MFS Research................................................   175,974,424     178,878,158
------------------------------------------------------------------------------------------

     At December 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                NET
                                                                                             UNREALIZED
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------------------
Convertible Bond............................................  $   737,209    $(4,348,779)   $ (3,611,570)
MFS Mid Cap Growth..........................................   13,731,745    (89,153,178)    (75,421,433)
MFS Research................................................    8,223,334    (15,712,401)     (7,489,067)
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  REVERSE REPURCHASE AGREEMENTS

     The Portfolios may from time to time enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the year ended December 31, 2001, the Portfolios did not enter into any reverse repurchase agreements.

     6.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2001, the Portfolios did not hold any futures contracts.

     7.  OPTIONS CONTRACTS

     The Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2001, the Portfolios did not hold any purchased call or put option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 2001, the Portfolios did not enter into any written call or put option contracts.

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  FORWARD FOREIGN CURRENCY CONTRACTS

     MMCG and MRP may enter into forward foreign currency contracts.

     A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

     At December 31, 2001, the Portfolios did not hold any open forward foreign currency contracts.

     10.  SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Portfolios may from time to time purchase securities on a when-issued basis.

     In a when-issued transaction, the Portfolio commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2001, the Portfolios did not hold any when-issued securities.

     11.  MORTGAGE DOLLAR ROLL TRANSACTIONS

     The Portfolios have the ability to participate in mortgage dollar rolls.

     A mortgage dollar roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At December 31, 2001, the Portfolios did not enter into any mortgage dollar roll transactions.

     12.  SHORT SALES AGAINST THE BOX

     The Portfolios have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities (convertible or exchangeable) without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 2001, there were no open short sales against the box.

     13.  LENDING OF SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 2001, the Portfolios did not have any securities on loan.

     14.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 2001, MFS Mid Cap Growth and MFS Research Portfolios had, for Federal income tax purposes, approximately $33,135,000 and $41,492,000, respectively, of capital loss carryforward available to offset future capital gains expiring on December 31, 2009. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed.

     15.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2001    DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------
CONVERTIBLE BOND PORTFOLIO
Shares sold.................................................        2,720,510            1,260,297
Shares issued on reinvestment...............................          226,519              114,239
Shares reacquired...........................................         (678,569)            (155,811)
------------------------------------------------------------------------------------------------------
Net Increase................................................        2,268,460            1,218,725
------------------------------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO
Shares sold.................................................        4,886,424           12,928,854
Shares issued on reinvestment...............................        6,534,675              816,815
Shares reacquired...........................................       (1,793,050)            (721,721)
------------------------------------------------------------------------------------------------------
Net Increase................................................        9,628,049           13,023,948
------------------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO
Shares sold.................................................        1,384,008            7,332,349
Shares issued on reinvestment...............................        1,350,753              232,003
Shares reacquired...........................................       (2,167,358)            (865,137)
------------------------------------------------------------------------------------------------------
Net Increase................................................          567,403            6,699,215
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

CONVERTIBLE BOND PORTFOLIO                         2001(1)         2000(1)       1999(1)       1998(2)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $12.06          $11.69         $9.86       $10.00
------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4)...................      0.47            0.58          0.46         0.22
  Net realized and unrealized gain (loss)(4)....     (0.56)           0.85          1.38        (0.12)
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............     (0.09)           1.43          1.84         0.10
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................     (0.21)          (0.25)           --        (0.22)
  Net realized gains............................     (0.44)          (0.81)        (0.01)       (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions.............................     (0.65)          (1.06)        (0.01)       (0.24)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $11.32          $12.06        $11.69        $9.86
------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................     (0.82)%         12.51%        18.70%        0.98%++
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................   $50,356         $26,294       $11,238       $4,617
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(5)................................      0.79%           0.80%         0.80%        0.80%+
  Net investment income(4)......................      3.95            4.76          4.33         4.31+
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        56%             48%           79%           7%
------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $18,530, $32,000 and $24,996 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

              PER SHARE DECREASES                                              EXPENSE RATIOS WITHOUT
           IN NET INVESTMENT INCOME                                            EXPENSE REIMBURSEMENT
-----------------------------------------------                   ------------------------------------------------
2000                 1999                 1998                    2000                 1999                  1998
-----                -----                -----                   -----                -----                ------
$0.01                $0.05                $0.05                   0.90%                1.23%                1.86%+

(4) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.99%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

(5) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.80%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

MFS MID CAP GROWTH PORTFOLIO                       2001(1)       2000(1)       1999(1)       1998(1)(2)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    $16.75        $16.43        $10.05        $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(3).........................     (0.06)        (0.05)        (0.04)        (0.02)
  Net realized and unrealized gain (loss)........     (3.90)         1.69          6.46          0.07
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     (3.96)         1.64          6.42          0.05
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains.............................     (2.98)        (1.32)        (0.04)           --
-------------------------------------------------------------------------------------------------------
Total Distributions..............................     (2.98)        (1.32)        (0.04)           --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    $ 9.81        $16.75        $16.43        $10.05
-------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................    (23.62)%        9.29%        64.17%         0.50%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................  $278,504      $314,150       $94,124       $13,234
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4).................................      0.92%         0.90%         1.00%         1.00%+
  Net investment loss............................     (0.49)        (0.30)        (0.33)        (0.25)+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        96%          143%          162%          100%
-------------------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO                             2001(1)       2000(1)       1999(1)        1998(2)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    $12.15        $13.06        $10.56        $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)(3)................      0.01         (0.01)         0.00*         0.01
  Net realized and unrealized gain (loss)........     (2.74)        (0.70)         2.50          0.57
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     (2.73)        (0.71)         2.50          0.58
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................     (0.00)*          --            --         (0.02)
  Net realized gains.............................     (0.65)        (0.20)           --            --
  Capital........................................        --            --            --         (0.00)*
-------------------------------------------------------------------------------------------------------
Total Distributions..............................     (0.65)        (0.20)           --         (0.02)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    $ 8.77        $12.15        $13.06        $10.56
-------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................    (22.45)%       (5.58)%       23.67%         5.77%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................  $165,928      $222,953      $152,073       $37,870
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Interest expense...............................      0.00%#        0.02%           --            --
  Operating expenses(4)..........................      0.92          0.92          0.99%         1.00%+
  Total expenses(3)..............................      0.92          0.94          0.99          1.00
  Net investment income (loss)...................      0.10         (0.07)         0.02          0.42+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        98%           86%           85%           54%
-------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the average shares method.

(2) For the period from March 23, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the MFS Mid Cap Growth Portfolio for the expenses in the amounts of $27,304 and $32,634 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the MFS Research Portfolio for expenses in the amounts of $41,049 for the period ended December 31, 1998. If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

                                                                                         EXPENSE RATIOS (INCLUDING
                                              DECREASES IN NET                           INTEREST EXPENSE) WITHOUT
                                         INVESTMENT INCOME PER SHARE                       EXPENSE REIMBURSEMENT
                                        -----------------------------                   ---------------------------
                                        1999                    1998                    1999                  1998
                                        -----                   -----                   -----                ------
MFS Mid Cap Growth Portfolio            $0.01                   $0.04                   1.07%                1.62%+
MFS Research Portfolio                    N/A                    0.01                    N/A                 1.37+

(4) As a result of a voluntary expense limitation, the ratio of expenses (excluding interest expense) to average net assets will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 #  Percentage represents less than 0.01% per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Convertible Bond Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio ("Portfolios"), three of the portfolios of The Travelers Series Trust ("Trust"), as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years in the three-year period then ended and from March 23, 1998 (commencement of operations) to December 31, 1998, with respect to the MFS Mid Cap Growth Portfolio and MFS Research Portfolio, from May 1, 1998 (commencement of operations) to December 31, 1998, with respect to the Convertible Bond Portfolio. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Convertible Bond Portfolio, MFS Mid Cap Growth Portfolio, and MFS Research Portfolio of the Trust as of December 31, 2001 and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                      [KPMG LLP SIGNATURE]

New York, New York
February 8, 2002

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Trust ("Investment Company") are managed under the direction of the Investment Company's Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company Trustees and is available, without charge, upon request by calling the Investment Company's administrator at 1-860-842-9368.

                                                                                           NUMBER OF
                                              TERM OF                                      INVESTMENT
                                            OFFICE* AND                                   COMPANIES IN
                              POSITION(S)     LENGTH                                      FUND COMPLEX            OTHER
       NAME, ADDRESS           HELD WITH      OF TIME     PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY          TRUSTEESHIPS
          AND AGE                FUND         SERVED             PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 NON-INTERESTED TRUSTEES:
---------------------------------------------------------------------------------------------------------------------------------
 Knight Edwards               Trustee       Since 1990    Of Counsel, Edwards & Angell,      5           Keystone Group, Inc.;
 154 Arlington Avenue                                     Attorneys                                      Board of Managers of 6
 Providence, RI                                                                                          Variable Annuity
 Age 78                                                                                                  Separate Accounts of The
                                                                                                         Travelers Insurance Co.
 Robert E. McGill, III        Trustee       Since 1990    Retired                            5           Lydall Inc.; Board of
 295 Hancock Road                                                                                        Managers of 6 Variable
 Williamstown, MA                                                                                        Annuity Separate
 Age 70                                                                                                  Accounts of The
                                                                                                         Travelers Insurance Co.
 Lewis Mandell                Trustee       Since 1990    Professor, University of           5           Delaware North Corp.;
 160 Jacobs Hall                                          Buffalo                                        Board of Managers of 6
 Buffalo, NY                                                                                             Variable Annuity
 Age 59                                                                                                  Separate Accounts of The
                                                                                                         Travelers Insurance Co.
 Frances M. Hawk,             Trustee       Since 1991    Private Investor                   5           Board of Managers of 6
 CFA, CPA                                                                                                Variable Annuity
 108 Oxford Hill Lane                                                                                    Separate Accounts of The
 Downingtown, PA                                                                                         Travelers Insurance Co.
 Age 54

 INTERESTED TRUSTEES:
 Heath B. McLendon            Chairman      Since 1995    Managing Director of Salomon      74           Drew University; M&T
 Salomon Smith Barney Inc.    and Trustee                 Smith Barney Inc. ("SSB");                     Bank; Board of Managers
 125 Broad Street, 9th Floor                              President and Director of                      of 6 Variable Annuity
 New York, NY 10004                                       Smith Barney Fund Management                   Separate Accounts of The
 Age 68                                                   LLC ("SBFM") and Travelers                     Travelers Insurance Co.
                                                          Investment Adviser, Inc.
                                                          ("TIA")

* Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                          NUMBER OF
                                             TERM OF                                      INVESTMENT
                                            OFFICE AND                                   COMPANIES IN
                              POSITION(S)     LENGTH                                     FUND COMPLEX            OTHER
       NAME, ADDRESS           HELD WITH     OF TIME     PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY          TRUSTEESHIPS
          AND AGE                FUND         SERVED            PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
 EXECUTIVE OFFICERS:
 Lewis E. Daidone             Treasurer     Since 1996   Managing Director of SSB;         N/A                    N/A
 Salomon Smith Barney Inc.                               Director and Senior Vice
 125 Broad Street, 11th                                  President of SBFM and TIA
 Floor
 New York, NY 10004
 Age 44
 Irving P. David              Controller    Since 1996   Director of SSB                   N/A                    N/A
 Salomon Smith Barney Inc.
 125 Broad Street, 10th
 Floor
 New York, NY 10004
 Age 40
 Ernest J. Wright             Secretary     Since 1994   Vice President and Secretary      N/A                    N/A
 Travelers Insurance Company                             of The Travelers Insurance
 One Tower Square                                        Company ("Travelers")
 Hartford, CT 06183
 Age 61
 Kathleen A. McGah            Assistant     Since 1995   Deputy General Counsel of         N/A                    N/A
 Travelers Insurance Company  Secretary                  Travelers
 One Tower Square
 Hartford, CT 06183
 Age 51

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

     For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2001:

        - Percentages of ordinary dividends paid as qualifying for the dividends received deduction:

Convertible Bond Portfolio..................................  16.75%
MFS Mid Cap Growth Portfolio................................   0.44
MFS Research Portfolio......................................  19.62

        - Total long-term capital gain distributions paid:

Convertible Bond Portfolio..................................  $  231,052
MFS Mid Cap Growth Portfolio................................   2,941,885
MFS Research Portfolio......................................   5,931,364

     The following percentage of ordinary dividends paid by the Trust from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

MFS Research Portfolio......................................  0.01%

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut


                              Independent Auditors

                                    KPMG LLP

                               New York, New York


                                   Custodian

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Convertible Bond, MFS Mid Cap Growth and MFS Research Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-02) Printed in U.S.A.